                                                   Registration Nos. 333-103361
                                                                      811-08561

    As filed With the Securities and Exchange Commission on April 30, 2008

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

   Pre-effective Amendment No.     [ ]

   Post-Effective Amendment No.    [11]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

   Amendment No.                   [109]

         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, Including Area Code)

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                            Deputy General Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                             Houston, Texas 77019
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

    [ ]  immediately upon filing pursuant to paragraph (b)

    [X]  on April 30, 2008 pursuant to paragraph (b)

    [ ]  60 days after filing pursuant to paragraph (a)(1)

    [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PLATINUM INVESTOR(R) II

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL") through its Separate Account VL-R

                            THIS PROSPECTUS IS DATED
                                 APRIL 30, 2008

This prospectus describes Platinum Investor II flexible premium variable universal life insurance Policies issued by AGL. Platinum Investor II Policies provide life insurance coverage with flexibility in death benefits, PREMIUM PAYMENTS and investment options. During the lifetime of the INSURED PERSON you may designate or change the BENEFICIARY to whom Platinum Investor II pays the DEATH BENEFIT upon the insured person's death. Your choose one of two death benefit options.

For information on how to contact AGL, please see "CONTACT INFORMATION" on page
5

The Index of Special Words and Phrases on page 55 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("FIXED ACCOUNT") is the fixed investment option for these Policies. You can also use AGL's SEPARATE ACCOUNT VL-R ("Separate Account") to invest in the Platinum Investor II VARIABLE INVESTMENT OPTIONS. Currently, the Platinum Investor II variable investment options each purchase shares of a corresponding FUND of:

..    AIG Retirement Company I ("AIG Retirement Co. I")

..    AIM Variable Insurance Funds ("AIM V.I.")

..    The Alger American Fund ("Alger American")

..    American Century Variable Portfolios, Inc. ("American Century VP")

..    Credit Suisse Trust ("Credit Suisse Trust")

..    Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

..    Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
     VIP")

..    Janus Aspen Series ("Janus Aspen")

..    J.P. Morgan Series Trust II ("JPMorgan")

..    MFS(R) Variable Insurance TrustSM ("MFS(R) VIT")

..    Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

..    Oppenheimer Variable Account Funds("Oppenheimer")

..    PIMCO Variable Insurance Trust ("PIMCO VIT")

..    Pioneer Variable Contracts Trust ("Pioneer")

..    Putnam Variable Trust ("Putnam VT")

..    SunAmerica Series Trust ("SunAmerica ST")

..    Van Kampen Life Investment Trust ("Van Kampen LIT")

..    Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 20 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should be sure you also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AGL representative or from our ADMINISTRATIVE CENTER shown under "Contact Information" on page 5.

THERE IS NO GUARANTEED CASH SURRENDER VALUE FOR AMOUNTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS.

IF THE CASH SURRENDER VALUE (THE CASH VALUE REDUCED BY ANY LOAN BALANCE) IS INSUFFICIENT TO COVER THE CHARGES DUE UNDER THE POLICY, THE POLICY MAY TERMINATE WITHOUT VALUE.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY...................................................................    6
POLICY BENEFITS.................................................................................    6
   DEATH BENEFIT................................................................................    6
      DEATH BENEFIT PROCEEDS....................................................................    6
      DEATH BENEFIT OPTION 1 AND OPTION 2.......................................................    6
      DEATH BENEFIT OPTION 1....................................................................    6
      DEATH BENEFIT OPTION 2....................................................................    6
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS.............................    7
      FULL SURRENDERS...........................................................................    7
      PARTIAL SURRENDERS........................................................................    7
      TRANSFERS.................................................................................    7
      POLICY LOANS..............................................................................    7
   PREMIUMS.....................................................................................    7
      FLEXIBILITY OF PREMIUMS...................................................................    7
      FREE LOOK.................................................................................    8
   THE POLICY...................................................................................    8
      OWNERSHIP RIGHTS..........................................................................    8
      SEPARATE ACCOUNT..........................................................................    8
      FIXED ACCOUNT.............................................................................    8
      ACCUMULATION VALUE........................................................................    8
      PAYMENT OPTIONS...........................................................................    8
      TAX BENEFITS..............................................................................    8
   SUPPLEMENTAL BENEFITS AND RIDERS.............................................................    8
POLICY RISKS....................................................................................    9
   INVESTMENT RISK..............................................................................    9
   RISK OF LAPSE................................................................................    9
   TAX RISKS....................................................................................    9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS...................................................   10
   POLICY LOAN RISKS............................................................................   10
PORTFOLIO RISKS.................................................................................   10
TABLES OF CHARGES...............................................................................   11
GENERAL INFORMATION.............................................................................   17
   AMERICAN GENERAL LIFE INSURANCE COMPANY......................................................   17
   SEPARATE ACCOUNT VL-R........................................................................   17
   GUARANTEE OF INSURANCE OBLIGATIONS...........................................................   17
   ADDITIONAL INFORMATION.......................................................................   18
   COMMUNICATION WITH AGL.......................................................................   18
      ADMINISTRATIVE CENTER.....................................................................   18
      E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS....................   18
         E-DELIVERY.............................................................................   18
         E-SERVICE..............................................................................   19
         TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS........................................   19
      TELEPHONE TRANSACTIONS....................................................................   19
   VARIABLE INVESTMENT OPTIONS..................................................................   20
   VOTING PRIVILEGES............................................................................   24
   FIXED ACCOUNT................................................................................   24
      OUR GENERAL ACCOUNT.......................................................................   25

      HOW WE DECLARE INTEREST...................................................................   25
   ILLUSTRATIONS................................................................................   25
POLICY FEATURES.................................................................................   25
   AGE..........................................................................................   25
   DEATH BENEFITS...............................................................................   26
      YOUR SPECIFIED AMOUNT OF INSURANCE........................................................   26
      YOUR DEATH BENEFIT........................................................................   26
      REQUIRED MINIMUM DEATH BENEFIT............................................................   26
   PREMIUM PAYMENTS.............................................................................   27
      PREMIUM PAYMENTS..........................................................................   27
      PREMIUM PAYMENTS AND TRANSFER REQUESTS IN GOOD ORDER......................................   27
      LIMITS ON PREMIUM PAYMENTS................................................................   27
      CHECKS....................................................................................   28
      PLANNED PERIODIC PREMIUMS.................................................................   28
      FREE LOOK PERIOD..........................................................................   28
   CHANGING YOUR INVESTMENT OPTION ALLOCATIONS..................................................   28
      FUTURE PREMIUM PAYMENTS...................................................................   28
      TRANSFERS OF EXISTING ACCUMULATION VALUE..................................................   28
      DOLLAR COST AVERAGING.....................................................................   29
      AUTOMATIC REBALANCING.....................................................................   29
      MARKET TIMING.............................................................................   29
      RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS...................   30
   CHANGING THE SPECIFIED AMOUNT OF INSURANCE...................................................   31
      INCREASE IN COVERAGE......................................................................   31
      DECREASE IN COVERAGE......................................................................   31
   CHANGING DEATH BENEFIT OPTIONS...............................................................   31
      CHANGE OF DEATH BENEFIT OPTION............................................................   31
      TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE.........................................   31
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS............................................   32
      VALUATION DATES, TIMES, AND PERIODS.......................................................   32
      FUND PRICING..............................................................................   32
      DATE OF RECEIPT...........................................................................   32
      COMMENCEMENT OF INSURANCE COVERAGE........................................................   32
      DATE OF ISSUE; POLICY MONTHS AND YEARS....................................................   32
      MONTHLY DEDUCTION DAYS....................................................................   32
      COMMENCEMENT OF INVESTMENT PERFORMANCE....................................................   33
      EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE.......................   33
   REPORTS TO POLICY OWNERS.....................................................................   33
ADDITIONAL BENEFIT RIDERS.......................................................................   34
   RIDERS.......................................................................................   34
      ACCIDENTAL DEATH BENEFIT RIDER............................................................   34
      AUTOMATIC INCREASE RIDER..................................................................   34
      CHILDREN'S INSURANCE BENEFIT RIDER........................................................   34
      MATURITY EXTENSION RIDER..................................................................   34
      RETURN OF PREMIUM DEATH BENEFIT RIDER.....................................................   36
      SPOUSE TERM RIDER.........................................................................   36
      TERMINAL ILLNESS RIDER....................................................................   36
      WAIVER OF MONTHLY DEDUCTION RIDER.........................................................   37
   TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS................................................   37

POLICY TRANSACTIONS.............................................................................   37
   E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS.......................   37
   WITHDRAWING POLICY INVESTMENTS...............................................................   37
      FULL SURRENDER............................................................................   37
      PARTIAL SURRENDER.........................................................................   37
      EXCHANGE OF POLICY IN CERTAIN STATES......................................................   38
      POLICY LOANS..............................................................................   38
      PREFERRED LOAN INTEREST RATE..............................................................   39
      MATURITY OF YOUR POLICY...................................................................   39
      TAX CONSIDERATIONS........................................................................   39
POLICY PAYMENTS.................................................................................   39
   PAYMENT OPTIONS..............................................................................   39
      CHANGE OF PAYMENT OPTION..................................................................   40
      TAX IMPACT................................................................................   40
   THE BENEFICIARY..............................................................................   40
   ASSIGNMENT OF A POLICY.......................................................................   40
   PAYMENT OF PROCEEDS..........................................................................   41
      GENERAL...................................................................................   41
      DELAY OF FIXED ACCOUNT PROCEEDS...........................................................   41
      DELAY FOR CHECK CLEARANCE.................................................................   41
      DELAY OF SEPARATE ACCOUNT VL-R PROCEEDS...................................................   41
      DELAY TO CHALLENGE COVERAGE...............................................................   41
      DELAY REQUIRED UNDER APPLICABLE LAW.......................................................   42
ADDITIONAL RIGHTS THAT WE HAVE..................................................................   42
      UNDERWRITING AND PREMIUM CLASSES..........................................................   43
      CHANGE OF TOBACCO USE.....................................................................   43
      POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS"...........................................   43
      STATE LAW REQUIREMENTS....................................................................   43
CHARGES UNDER THE POLICY........................................................................   43
      STATUTORY PREMIUM TAX CHARGE..............................................................   43
      TAX CHARGE BACK...........................................................................   43
      PREMIUM EXPENSE CHARGE....................................................................   44
      DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE).............................................   44
      FLAT MONTHLY CHARGE.......................................................................   44
      MONTHLY INSURANCE CHARGE..................................................................   44
      MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS.............................................   45
      ADDITIONAL MONTHLY CHARGE FOR THE POLICIES DURING THE FIRST TWO YEARS.....................   45
      PARTIAL SURRENDER PROCESSING FEE..........................................................   45
      ILLUSTRATIONS.............................................................................   45
      POLICY LOANS..............................................................................   45
      CHARGE FOR TAXES..........................................................................   46
      ALLOCATION OF CHARGES.....................................................................   46
   MORE ABOUT POLICY CHARGES....................................................................   46
      PURPOSE OF OUR CHARGES....................................................................   46
ACCUMULATION VALUE..............................................................................   47
      YOUR ACCUMULATION VALUE...................................................................   47
      YOUR INVESTMENT OPTIONS...................................................................   47
POLICY LAPSE AND REINSTATEMENT..................................................................   48
FEDERAL TAX CONSIDERATIONS......................................................................   48

   TAX EFFECTS..................................................................................   48
      GENERAL...................................................................................   48
      TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS............................................   49
      OTHER EFFECTS OF POLICY CHANGES...........................................................   49
      RIDER BENEFITS............................................................................   50
      TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT...   50
      TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT.......   50
      POLICY LAPSES AND REINSTATEMENTS..........................................................   51
      DIVERSIFICATION AND INVESTOR CONTROL......................................................   51
      ESTATE AND GENERATION SKIPPING TAXES......................................................   52
      LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS...............................................   52
      PENSION AND PROFIT-SHARING PLANS..........................................................   53
      OTHER EMPLOYEE BENEFIT PROGRAMS...........................................................   53
      ERISA.....................................................................................   53
      OUR TAXES.................................................................................   53
      WHEN WE WITHHOLD INCOME TAXES.............................................................   54
      TAX CHANGES...............................................................................   54
LEGAL PROCEEDINGS...............................................................................   54
FINANCIAL STATEMENTS............................................................................   54
INDEX OF SPECIAL WORDS AND PHRASES..............................................................   55

                                                CONTACT INFORMATION
------------------------------------------------------------------------------------------------------------------
ADDRESSES AND TELEPHONE NUMBERS:  HERE IS HOW YOU CAN CONTACT US ABOUT THE PLATINUM INVESTOR II POLICIES.

                ADMINISTRATIVE CENTER:                   HOME OFFICE:                PREMIUM PAYMENTS:
(EXPRESS DELIVERY)                  (U.S. MAIL)          2727-A Allen Parkway        (EXPRESS DELIVERY)
VUL Administration                  VUL Administration   Houston, Texas 77019-2191   Payment Processing Center
2727-A Allen Parkway                P. O. Box 4880       1-713-831-3443              8430 W. Bryn Mawr Avenue
Houston, Texas 77019-2191           Houston, Texas       1-800-340-2765              3rd Floor Lockbox 0842
1-713-831-3443, 1-800-340-2765      77210-4880                                       Chicago, IL 60631
(Hearing Impaired) 1-888-436-5256                                                    (U.S. MAIL)
Fax: 1-713-620-6653                                                                  Payment Processing Center
(EXCEPT PREMIUM PAYMENTS)                                                            P.O. Box 0842
                                                                                     Carol Stream, IL 60132-0842

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

     During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your ACCUMULATION VALUE under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy.

     You may currently allocate your accumulation value among up to 58 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

     Any Policy owner whose Policy was issued before May 1, 2006 may invest in 10 investment options that are not available to any other Policy owners. There are restrictions on the use of four additional investment options. See "Variable Investment Options" on page 20.

     Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

DEATH BENEFIT

..    DEATH BENEFIT PROCEEDS: We pay the death benefit proceeds (reduced by any outstanding POLICY LOANS and increased by any unearned LOAN INTEREST we may have already charged) to the beneficiary when the insured person dies. In your application to buy a Platinum Investor II Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of insurance. Platinum Investor II is available for specified amounts of $250,000 or more. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any applicable benefit riders. This guarantee is not applicable if your Policy has lapsed.

..    DEATH BENEFIT OPTION 1 AND OPTION 2: You must choose between two death benefit Options at the time you apply for the Policy. You can choose death benefit OPTION 1 or OPTION 2 at the time of your application or at any later time before the death of the insured person. The increased death benefit we pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is:

..    DEATH BENEFIT OPTION 1 is the specified amount on the date of the insured person's death.

..    DEATH BENEFIT OPTION 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

               Under Option 2, your death benefit will tend to be higher than under Option 1. However, the MONTHLY INSURANCE CHARGE we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value will tend to be higher under Option 1 than under Option 2.

               Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

     Federal tax law may require us to increase the death benefit under both of the above death benefit Options. See "REQUIRED MINIMUM DEATH BENEFIT" on page 26.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..    FULL SURRENDERS: At any time while the Policy is in force, you may
     SURRENDER your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot REINSTATE a surrendered Policy. A FULL SURRENDER may have adverse tax consequences.

..    PARTIAL SURRENDERS: You may, at any time after the first POLICY YEAR, make a PARTIAL SURRENDER of your Policy's cash surrender value. A partial surrender must be at least $500. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

..    TRANSFERS: Within certain limits, you may make TRANSFERS among the variable investment options and the Fixed Account. There are special limits on transfers involving the Fixed Account.

..    POLICY LOANS: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less an amount equal to three months' charges and less the loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest monthly on loaned amounts; we guarantee an annual effective interest rate of 4%. After the tenth Policy year, you may take a PREFERRED LOAN from your Policy. You may increase your risk of LAPSE if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..    FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's MATURITY) and in any amount less than the maximum amount allowed under tax laws (but not less than $50 each payment and a total of $600 each year). You can select a premium payment plan to pay "PLANNED PERIODIC PREMIUMS" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..    FREE LOOK: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

THE POLICY

..    OWNERSHIP RIGHTS: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..    SEPARATE ACCOUNT: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus.

..    FIXED ACCOUNT: You may place amounts in the Fixed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

..    ACCUMULATION VALUE: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..    PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these PAYMENT OPTIONS is available on request from our Administrative Center shown under "Contact Information" on page 5.

..    TAX BENEFITS: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT ("MEC"), the proceeds from policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of BASIS or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

     We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                  POLICY RISKS

INVESTMENT RISK

     The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

     If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

     If your cash surrender value is not enough to pay the charges deducted against accumulation value each month, your Policy will enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value.

TAX RISKS

     We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     See "Federal Tax Considerations" on page 48. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

     It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals.

     A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

     We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your AGL representative or the Administrative Center shown under "Contact Information" on page 5.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

     AGL may also make available to policy owners other variable universal life insurance policies with different features and different charges. Please ask your AGL representative about our other policies.

     The first table describes the fees and expenses that are payable, at the time that you (1) buy a Policy, (2) change a Policy's specified amount, or (3) transfer accumulation value between investment options.

                                                      TRANSACTION FEES

CHARGE                    WHEN CHARGE IS DEDUCTED      MAXIMUM GUARANTEED CHARGE          CURRENT CHARGE
-----------------------   --------------------------   --------------------------------   ---------------------------------
STATUTORY PREMIUM TAX     Upon receipt of each         3.5%/1/ of each premium payment    3.5%/1/ of each premium
CHARGE                    premium payment              (tax charge back if you purchase   payment (tax charge back if you
                                                       the Policy in Oregon)/2/           purchase the Policy in Oregon)/2/

PREMIUM EXPENSE CHARGE    Upon receipt of each         5.0% of the amount of each         2.5% of the amount of each
                          premium payment              premium payment remaining after    premium payment remaining after
                                                       deduction of the premium tax       deduction of the premium tax
                                                       charge                             charge

PARTIAL SURRENDER         Upon a partial surrender     The lesser of $25 or 2% of the     $10
PROCESSING FEE            of your Policy               partial surrender

POLICY OWNER ADDITIONAL   Upon each request for a      $25                                $0
ILLUSTRATION CHARGE       Policy illustration after
                          the first in a Policy year

----------
(1) Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the State of Illinois. Certain local jurisdictions may assess additional premium taxes.

(2) Instead of a premium tax charge, we assess a tax charge back of 1.78% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 43.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                PERIODIC CHARGES
                       (OTHER THAN FUND FEES AND EXPENSES)

                                                                       MAXIMUM GUARANTEED
CHARGE                             WHEN CHARGE IS DEDUCTED             CHARGE                    CURRENT CHARGE
--------------------------------   ---------------------------------   -----------------------   -------------------------
FLAT MONTHLY CHARGE                Monthly, at the beginning of each   $12                       $6
                                   Policy month

COST OF INSURANCE CHARGE/1/

Maximum Charge for the first       Monthly, at the beginning of each   $5.54 per $1,000 of net     $2.93 per $1,000 of net
Policy year - for an 75 year old   Policy month                         amount at risk/2/          amount at risk
male, standard with a specified
amount of $500,000

Minimum Charge for the first       Monthly, at the beginning of each   $0.08 per $1,000 of net   $0.05 per $1,000 of net
Policy year - for an 18 year old   Policy month                        amount at risk            amount at risk
female, select preferred with a
specified amount of $500,000

Example Charge for the first       Monthly, at the beginning of each   $0.56 per $1,000 of net   $0.33 per $1,000 of net
Policy year - for a 50 year old    Policy month                        amount at risk            amount at risk
male, select preferred with a
specified amount of $360,000

----------
/1/ The COST OF INSURANCE CHARGE will vary based on the insured person's sex, age, PREMIUM CLASS, Policy year, and specified amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also, see "Illustrations" on page 25 of this prospectus.

/2/ The NET AMOUNT AT RISK is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

                                PERIODIC CHARGES

                       (OTHER THAN FUND FEES AND EXPENSES)

                                   WHEN CHARGE IS                      MAXIMUM GUARANTEED        CURRENT CHARGE
CHARGE                             DEDUCTED                            CHARGE
--------------------------------   ---------------------------------   -----------------------   -------------------------
MONTHLY CHARGE PER $1,000 OF
SPECIFIED AMOUNT/1/

Maximum Charge - for an 75 year    Monthly, at the beginning of        $1.44 per $1,000 of       $1.44 per $1,000 of
old male, standard with a          each Policy month.  This Charge     specified amount          specified amount
specified amount of $500,000       is imposed during the first 2
                                   Policy years and the first 2
                                   Policy years following an
                                   increase in specified amount./2/

Minimum Charge - for an 18 year    Monthly, at the beginning of each   $0.11 per $1,000 of       $0.11 per $1,000 of
old female, select preferred       Policy month. This Charge is        specified amount          specified amount
with a specified amount of         imposed during the first 2 Policy
$500,000                           years and the first 2 Policy
                                   years following an increase in
                                   specified amount./2/

Example Charge - for a 50 year     Monthly, at the beginning of each   $0.34 per $1,000 of       $0.34 per $1,000 of
old male, select preferred with    Policy month. This Charge is        specified amount          specified amount
a specified amount                 imposed during the first 2
of $360,000                        Policy years and the first 2
                                   Policy years following an
                                   increase in specified amount./2/

DAILY CHARGE (MORTALITY AND
EXPENSE RISK FEE)

Policy years 1-10/3/               Daily                               annual effective rate     annual effective rate of
                                                                       of 0.75% of               0.75% of accumulation
                                                                       accumulation value        value invested in the
                                                                       invested in the           variable investment
                                                                       variable investment       options/3/
                                                                       options/3/

POLICY LOAN INTEREST CHARGE        Annually (in advance, on your       4.75% of the loan         4.75% of the loan
                                   Policy anniversary)                 balance/4/                balance/4/

----------
/1/ The Monthly Charge per $1,000 of specified amount will vary based on the insured person's sex, age and premium class, and specified amount. The Monthly Charges per $1,000 of specified amount shown in the table may not be typical of the charges you will pay. Page 4 of your Policy will indicate the initial Monthly Charge per $1,000 of specified amount applicable to your Policy. There is no additional charge for illustrations at the time you apply for a Policy which may show various specified amounts. When you become a Policy owner, we reserve the right to charge a $25 fee for each illustration after the first in a Policy year.

/2/ The charge assessed during the first 2 Policy years following an increase in specified amount is only upon the amount of the increase in specified amount.

/3/  After the 10th Policy year, the DAILY CHARGE will be as follows:
        Policy years 11-20........ annual effective rate of 0.50%
        Policy years 21+.......... annual effective rate of 0.25%
     These reductions in the maximum amount of the daily charge are guaranteed.

/4/ We assess loan interest at the beginning of each Policy year at a rate of 4.54%. The 4.54% rate is equivalent to interest assessed at the end of the Policy year at an annual effective rate of 4.75%. See "Policy loans" on page 38.

     The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)

OPTIONAL BENEFIT RIDER CHARGES    WHEN CHARGE IS DEDUCTED        MAXIMUM GUARANTEED CHARGE   CURRENT CHARGE
-------------------------------   ----------------------------   -------------------------   -------------------------
ACCIDENTAL DEATH BENEFIT/1/
Maximum Charge - for a 65 year    Monthly at the beginning of    $0.15 per $1,000 of rider   $0.15 per $1,000 of rider
old                               each Policy month              coverage                    coverage

Minimum Charge - for an 18 year   Monthly at the beginning of    $0.07 per $1,000 of rider   $0.07 per $1,000 of rider
old                               each Policy month              coverage                    coverage

Example Charge - for a 50 year    Monthly at the beginning of    $0.11 per $1,000 of rider   $0.11 per $1,000 of rider
old                               each Policy month              coverage                    coverage

CHILDREN'S INSURANCE BENEFIT      Monthly at the beginning of    $0.48 per $1,000 of rider   $0.48 per $1,000 of rider
                                  each Policy month              coverage                    coverage

MATURITY EXTENSION ACCUMULATION   Monthly, at the beginning of   $10                         $0
VALUE VERSION                     the Policy month which
                                  follows your original
                                  maturity date

MATURITY EXTENSION DEATH
BENEFIT VERSION
Initial Charge                    Monthly beginning 9 years      $1 per $1,000 of net        $0.03 per $1,000 of net
                                  before your original           amount at risk              amount at risk
                                  maturity date                  attribuatble to the base    attributable to the base
                                                                 Policy (without any         Policy (without any
                                                                 riders)                     riders)

Administrative Charge             Monthly, at the beginning of   $10                         $0
                                  the Policy month which
                                  follows your original
                                  maturity date

RETURN OF PREMIUM DEATH
BENEFIT/2/

Maximum charge - for an 75 year   Monthly at the beginning of    $5.54 per $1,000 of net     $2.93 per $1,000 of net
old male, standard                each Policy month              amount at risk              amount at risk attributable
                                                                 attributable to the rider   to the rider

Minimum charge - for an 18 year   Monthly at the beginning of    $0.08 per $1,000 of net     $0.05 per $1,000 of net
old female, select preferred      each Policy month              amount at risk              amount at risk attributable
                                                                 attributable to the rider   to the rider

Example charge - for a 50 year    Monthly at the beginning of    $0.56 per $1,000 of net     $0.33 per $1,000 of net
old male, select preferred        each Policy month              amount at risk              amount at risk attributable
                                                                 attributable to the rider   to the rider

----------
/1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

/2/ The charge for the Return of Premium Death Benefit Rider will vary based on the insured person's sex, age and premium class.

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)

OPTIONAL BENEFIT RIDER CHARGES    WHEN CHARGE IS DEDUCTED        MAXIMUM GUARANTEED CHARGE   CURRENT CHARGE
-------------------------------   ----------------------------   -------------------------   --------------------------
SPOUSE TERM/1/

Maximum charge - for a 75 year    Monthly at the beginning of    $5.54 per $1,000 of rider   $4.61 per $1,000 of rider
old male, standard                each Policy month              coverage                    coverage

Minimum charge - for a 15 year    Monthly at the beginning of    $0.07 per $1,000 of rider   $0.01 per $1,000 of rider
old female, select preferred      each Policy month              coverage                    coverage

Example charge - for a 50 year    Monthly at the beginning of    $0.56 per $1,000 of rider   $0.35 per $1,000 of rider
old male, select preferred        each Policy month              coverage                    coverage

TERMINAL ILLNESS RIDER

Interest on Benefit               At time benefit is paid and    Greater of /1/ Moody's      5.25%
                                  each Policy anniversary        Bond Average or /2/ cash
                                  thereafter                     value interest rate plus
                                                                 1%/2/

Administrative Fee                At time of claim               $250                        $150

WAIVER OF MONTHLY DEDUCTION/3/

Maximum Charge - for a 59 year    Monthly, at the beginning of   $0.40 per $1,000 of net     $0.40 per $1,000 of net
old                               each Policy month              amount at risk              amount at risk
                                                                 attributable to the         attributable to the Policy
                                                                 Policy

Minimum Charge - for an 18 year   Monthly, at the beginning of   $0.02 per $1,000 of net     $0.02 per $1,000 of net
old                               each Policy month              amount at risk              amount at risk
                                                                 attributable to the         attributable to the Policy
                                                                 Policy

Example Charge - for a 50 year    Monthly, at the beginning of   $0.08 per $1,000 of net     $0.08 per $1,000 of net
old                               each Policy month              amount at risk              amount at risk
                                                                 attributable to the         attributable to the Policy
                                                                 Policy

----------
/1/ The charge for the Spouse Term Rider will vary based on the spouse's sex, age and premium class.

/2/  The guaranteed maximum interest rate will not exceed the greater of:

     . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

     . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

/3/ The charge for the waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

     The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2007. Current and future expenses for the Funds may be higher or lower than those shown.


                          ANNUAL FUND FEES AND EXPENSES
                (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)

                      CHARGE                        MAXIMUM   MINIMUM
-------------------------------------------------   -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF
THE FUNDS (EXPENSES THAT ARE DEDUCTED FROM
PORTFOLIO ASSETS INCLUDE MANAGEMENT FEES,
DISTRIBUTION (12B-1) FEES, AND OTHER EXPENSES)/1/    1.28%     0.24%

     Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

----------
/1/ Currently 16 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2009. The impact of contractual reimbursements or fee waivers is as follows:

                   Charge                  Maximum   Minimum
----------------------------------------   -------   -------
Total Annual Fund Operating Expenses for
all of the Funds After Contractual
Reimbursement or Fee Waiver                 1.26%     0.24%

                               GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name for AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

SEPARATE ACCOUNT VL-R

     We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 74 separate "divisions," 58 of which correspond to the 58 variable "investment options" available under the Policy. The remaining 16 divisions, and all of these 58 divisions, represent investment options available under other variable universal life policies we offer. Fourteen of these 58 divisions are not available to all Policy owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

GUARANTEE OF INSURANCE OBLIGATIONS

     Certain insurance obligations under the Policies are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

     As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

     American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of AGL.

ADDITIONAL INFORMATION

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     ADMINISTRATIVE CENTER. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

     E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS. There are several different ways to request and receive Policy services.

          E-DELIVERY. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aigag.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

          E-SERVICE. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aigag.com and complete the information on the introductory page under "Not an E-Service Member?" You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

          TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "TELEPHONE TRANSACTIONS" on page 19).

          .    transfer of accumulation value;*

          .    change of allocation percentages for premium payments; *

          .    change of allocation percentages for Policy deductions; *

          .    telephone transaction privileges; *

          .    loan;

          .    full surrender;

          .    partial surrender;

          .    change of beneficiary or contingent beneficiary;

          .    loan repayments or loan interest payments;

          . change of death benefit option or manner of death benefit payment;

          .    change in specified amount;

          . addition or cancellation of, or other action with respect to any benefit riders;

          .    election of a payment option for Policy proceeds; and

          .    tax withholding elections.

----------
*    These transactions are permitted by E-Service, by telephone or in writing.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

     TELEPHONE TRANSACTIONS. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

VARIABLE INVESTMENT OPTIONS

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the table. Fund sub-advisers are shown in parenthesis.

     All Policy owners may invest premium payments in variable investment options investing in the Funds listed in the first table. The second table lists investment options that are available to some Policy owners with a Policy issue date prior to May 1, 2006.

     The investment options listed in the following table are available to all Policy owners:

                  VARIABLE INVESTMENT OPTIONS                              INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------------------------------------------   --------------------------------------------------------------

AIG Retirement Co. I/1/ International Equities Fund               VALIC* (AIG Global Investment Corp.)

AIG Retirement Co. I1 Mid Cap Index Fund                          VALIC* (AIG Global Investment Corp.)

AIG Retirement Co. I/1/ Money Market I Fund                       VALIC* (AIG SunAmerica Asset Management Corp.)

AIG Retirement Co. I/1/ Nasdaq-100(R) Index Fund                  VALIC* (AIG Global Investment Corp.)

AIG Retirement Co. I/1/ Science & Technology Fund /2/             VALIC* (RCM Capital Management, LLC)
                                                                  (T. Rowe Price Associates, Inc.)
                                                                  (Wellington Management Company, LLP)

AIG Retirement Co. I/1/ Small Cap Index Fund                      VALIC* (AIG Global Investment Corp.)

AIG Retirement Co. I/1/ Stock Index Fund                          VALIC* (AIG Global Investment Corp.)

AIM V.I. International Growth Fund - Series I Shares              Invesco Aim Advisors, Inc.
                                                                  (AIM Funds Management Inc.)
                                                                  (Invesco Asset Management Deutschland, GmbH)
                                                                  (Invesco Asset Management (Japan) Limited)
                                                                  (Invesco Asset Management Limited)
                                                                  (Invesco Australia Limited)
                                                                  (Invesco Global Asset Management (N.A.), Inc.)
                                                                  (Invesco Hong Kong Limited)
                                                                  (Invesco Institutional (N.A.), Inc.)
                                                                  (Invesco Senior Secured Management, Inc.)

Alger American Capital Appreciation Portfolio - Class O           Fred Alger Management, Inc.
Shares/3/

Alger American MidCap Growth Portfolio - Class O Shares           Fred Alger Management, Inc.

American Century VP Value Fund                                    American Century Investment Management, Inc.

Credit Suisse Trust Small Cap Core I Portfolio                    Credit Suisse Asset Management, LLC

Fidelity/R/ VIP Asset Manager(SM) Portfolio - Service Class       Fidelity Management & Research Company (FMR Co., Inc.)
2/4/                                                              (Fidelity International Investment Advisors)
                                                                  (Fidelity International Investment Advisors (U.K.) Limited)
                                                                  (Fidelity Investments Japan Limited)
                                                                  (Fidelity Investments Money Management, Inc.)
                                                                  (Fidelity Management & Research (U.K.) Inc.)
                                                                  (Fidelity Research & Analysis Company )

                  VARIABLE INVESTMENT OPTIONS                              INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------------------------------------------   --------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2/5/      Fidelity Management & Research Company (FMR Co., Inc.)
                                                                  (Fidelity International Investment Advisors)
                                                                  (Fidelity International Investment Advisors (U.K.) Limited)
                                                                  (Fidelity Investments Japan Limited)
                                                                  (Fidelity Management & Research (U.K.) Inc.)
                                                                  (Fidelity Research & Analysis Company )
Fidelity(R) VIP Equity-Income Portfolio - Service Class 2         Fidelity Management & Research Company (FMR Co., Inc.)
                                                                  (Fidelity International Investment Advisors)
                                                                  (Fidelity International Investment Advisors (U.K.) Limited)
                                                                  (Fidelity Investments Japan Limited)
                                                                  (Fidelity Management & Research (U.K.) Inc.)
                                                                  (Fidelity Research & Analysis Company )

Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 /6/      Strategic Advisers(R), Inc.
                                                                  Fidelity Management & Research Company

Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2/7/       Strategic Advisers(R), Inc.
                                                                  Fidelity Management & Research Company

Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2/8/       Strategic Advisers(R), Inc.
                                                                  Fidelity Management & Research Company

Fidelity(R) VIP Growth Portfolio - Service Class 2                Fidelity Management & Research Company (FMR Co., Inc.)
                                                                  (Fidelity International Investment Advisors)
                                                                  (Fidelity International Investment Advisors (U.K.) Limited)
                                                                  (Fidelity Investments Japan Limited)
                                                                  (Fidelity Management & Research (U.K.) Inc.)
                                                                  (Fidelity Research & Analysis Company )

Fidelity(R) VIP Mid Cap Portfolio - Service Class 2               Fidelity Management & Research Company (FMR Co., Inc.)
                                                                  (Fidelity International Investment Advisors)
                                                                  (Fidelity International Investment Advisors (U.K.) Limited)
                                                                  (Fidelity Investments Japan Limited)
                                                                  (Fidelity Management & Research (U.K.) Inc.)
                                                                  (Fidelity Research & Analysis Company )

Franklin Templeton VIP Franklin Small Cap Value Securities Fund   Franklin Advisory Services, LLC
- Class 2

Franklin Templeton VIP Franklin U.S. Government Fund - Class 2    Franklin Advisers, Inc.

Franklin Templeton VIP Mutual Shares Securities Fund - Class      Franklin Mutual Advisers, LLC
2/9/

Franklin Templeton VIP Templeton Foreign Securities Fund -        Templeton Investment Counsel, LLC
Class 2

Janus Aspen International Growth Portfolio - Service Shares       Janus Capital Management LLC

Janus Aspen Mid Cap Growth Portfolio - Service Shares             Janus Capital Management LLC

JPMorgan Small Company Portfolio                                  J.P. Morgan Investment Management Inc.

MFS(R) VIT New Discovery Series - Initial Class /10/              Massachusetts Financial Services Company

MFS(R) VIT Research Series - Initial Class /11/                   Massachusetts Financial Services Company

Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I           Neuberger Berman Management Inc. (Neuberger Berman, LLC)

Oppenheimer Balanced Fund/VA - Non-Service Shares /12/            OppenheimerFunds, Inc.

Oppenheimer Global Securities Fund/VA - Non-Service Shares        OppenheimerFunds, Inc.

PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio -            Pacific Investment Management Company LLC
Administrative Class/13/

PIMCO VIT Real Return Portfolio - Administrative Class /14/       Pacific Investment Management Company LLC

PIMCO VIT Short-Term Portfolio - Administrative Class             Pacific Investment Management Company LLC

                  VARIABLE INVESTMENT OPTIONS                              INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------------------------------------------   --------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class           Pacific Investment Management Company LLC

Pioneer Mid Cap Value VCT Portfolio - Class I Shares              Pioneer Investment Management, Inc.

Putnam VT Diversified Income Fund - Class IB                      Putnam Investment Management, LLC (Putnam Investment
                                                                  Limited)

Putnam VT International Growth and Income Fund - Class IB         Putnam Investment Management, LLC (Putnam Investment
                                                                  Limited)

SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares        AIG SunAmerica Asset Management Corp.

SunAmerica ST Balanced Portfolio - Class 1 Shares /15/            AIG SunAmerica Asset Management Corp. (J.P. Morgan
                                                                  Investment Management Inc.)

Van Kampen LIT Growth and Income Portfolio - Class I Shares       Van Kampen Asset Management

Vanguard** VIF High Yield Bond Portfolio                          Wellington Management Company, LLP

Vanguard** VIF REIT Index Portfolio                               The Vanguard Group, Inc.

----------

/1/ Effective May 1, 2008, VALIC Company I is changing its name to AIG Retirement Company I.

/2/ The Fund type for AIG Retirement Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.

/3/ Effective May 1, 2008, the Alger American Leveraged AllCap Portfolio is changing its name to Alger American Capital Appreciation Portfolio.

/4/ The Fund type for Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2 is high return.

/5/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.

/6/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.

/7/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.

/8/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.

/9/  The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund
     - Class 2 is conservation of principal and capital appreciation.

/10/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.

/11/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.

/12/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.

/13/ The Fund type for PIMCO VIT CommodityRealReturn Strategy Portfolio -
     Administrative Class is maximum real return.

/14/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative
     Class is maximum real return.

/15/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is conservation of principal and capital appreciation.

*    "VALIC" means The Variable Annuity Life Insurance Company.
**   "Vanguard" is a trademark of The Vanguard Group, Inc.

     The investment options listed in the following table are available only to certain Policy owners. The notes that follow the table explain the restrictions on availability.

                  VARIABLE INVESTMENT OPTIONS                              INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------------------------------------------   --------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I Shares*                      Invesco Aim Advisors, Inc.
                                                                  (AIM Funds Management Inc.)
                                                                  (Invesco Asset Management Deutschland, GmbH)
                                                                  (Invesco Asset Management (Japan) Limited)
                                                                  (Invesco Asset Management Limited)
                                                                  (Invesco Australia Limited)
                                                                  (Invesco Global Asset Management (N.A.), Inc.)
                                                                  (Invesco Hong Kong Limited)
                                                                  (Invesco Institutional (N.A.), Inc.)
                                                                  (Invesco Senior Secured Management, Inc.)

Dreyfus IP MidCap Stock Portfolio - Initial Shares*               The Dreyfus Corporation (Franklin Associates)

Dreyfus VIF Developing Leaders Portfolio - Initial Shares/1,/ *   The Dreyfus Corporation (Franklin Associates)

                  VARIABLE INVESTMENT OPTIONS                              INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------------------------------------------   --------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial Shares*              The Dreyfus Corporation (Standish Mellon Asset Management)

Goldman Sachs Capital Growth Fund**                               Goldman Sachs Asset Management, L.P.

Janus Aspen Worldwide Growth Portfolio - Service Shares*          Janus Capital Management LLC

JPMorgan Mid Cap Value Portfolio**                                J.P. Morgan Investment Management Inc.

MFS(R) VIT Core Equity Series - Initial Class/2,/ *               Massachusetts Financial Services Company

MFS(R) VIT Growth Series - Initial Class/3,/ *                    Massachusetts Financial Services Company

Pioneer Fund VCT Portfolio - Class I Shares/4,/ ***               Pioneer Investment Management, Inc.

Pioneer Growth Opportunities VCT Portfolio - Class I Shares****   Pioneer Investment Management, Inc.

Putnam VT Growth and Income Fund - Class IB*                      Putnam Investment Management, LLC

UIF Capital Growth Portfolio - Class I Shares/5,/*                Morgan Stanley Investment Management Inc. (d/b/a Van
                                                                  Kampen)

UIF High Yield Portfolio - Class I Shares*                        Morgan Stanley Investment Management Inc. (d/b/a Van
                                                                  Kampen)

/1/ The Fund type for Dreyfus VIF Developing Leaders Portfolio - Initial Shares is small cap.

/2/ The Fund type for MFS(R) VIT Core Equity Series - Initial Class is capital appreciation.

/3/ Effective May 1, 2008, MFS(R) VIT Emerging Growth Series is changing its name to MFS(R) VIT Growth Series. The fund type for MFS(R) VIT Growth Series - Initial Class is capital appreciation.

/4/ The Fund type for Pioneer Fund VCT Portfolio - Class I Shares is income and capital growth.

/5/ Effective May 1, 2008, UIF Equity Growth Portfolio is changing its name to UIF Capital Growth Portfolio.

* This investment option is available only to Policy owners whose Policies were effective before May 1, 2006. If a Policy's DATE OF ISSUE is before May 1, 2006 only because we assigned an earlier date than otherwise would apply to preserve a younger age at issue for the insured person, the Policy owner will not be able to invest in this investment option. See "Date of issue; Policy months and years" on page 32.

** Policy owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose. This investment option is not offered for new Policies.

*** Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio (formerly Safeco RST Core Equity Portfolio) may continue to use the investment option for any purpose allowed under the Policy.

**** Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio (formerly Safeco RST Growth Opportunities Portfolio) may continue to use the investment option for any purpose allowed under the Policy.

     From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

     YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

     We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

     We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

     From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 43.

VOTING PRIVILEGES

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

FIXED ACCOUNT

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 46. The "daily charge" described on page 44 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

     OUR GENERAL ACCOUNT. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     HOW WE DECLARE INTEREST. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ILLUSTRATIONS

     We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options.

     After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                 POLICY FEATURES

AGE

     Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

DEATH BENEFITS

     YOUR SPECIFIED AMOUNT OF INSURANCE. In your application to buy a Platinum Investor II Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. Platinum Investor II is available only for specified amounts of $250,000 or more (except that in Montana the minimum specified amount is $100,000). You may not request a specified amount decrease (or partial surrender) that would reduce the specified amount to less than $250,000 ($100,000 in Montana). You may apply for a Policy to cover a person who is at least 18 but no more than 80 years of age.

     YOUR DEATH BENEFIT. You must choose between two death benefit options under the Policy at the time you apply for the Policy. You can choose Option 1 or Option 2 at the time of your application or change Options at any later time before the death of the insured person. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

     . Option 1--The specified amount on the date of the insured person's death.

     . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

     Under Option 2, your death benefit will be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under Option 2.

     Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

     REQUIRED MINIMUM DEATH BENEFIT. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance.

     With either death benefit Option 1 or Option 2 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, we automatically deem the death benefit to be the higher amount.

     We calculate the required minimum death benefit by multiplying your Policy's accumulation value as of the date of death by the following percentages:

            TABLE OF ALTERNATIVE BASIC DEATH BENEFITS AS A PERCENTAGE
                      MULTIPLE OF POLICY ACCUMULATION VALUE

INSURED
PERSON'S
ATTAINED
AGE        40 or under   45     50     55     60     65     70     75     95+
--------   -----------   ----   ----   ----   ----   ----   ----   ----   ----
%          250%          215%   185%   150%   130%   120%   115%   105%   100%

PREMIUM PAYMENTS

     PREMIUM PAYMENTS. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a premium payment that is less than $50. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your right to return expires, as discussed on page 8, will be allocated upon receipt to the available investment options you have chosen.

     PREMIUM PAYMENTS AND TRANSFER REQUESTS IN GOOD ORDER. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

     When we receive a premium payment in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 33 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

     We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

     LIMITS ON PREMIUM PAYMENTS. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 48. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 31 of this prospectus).

     CHECKS. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company" or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

     PLANNED PERIODIC PREMIUMS. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero. ("Cash surrender value" is explained under "Full surrender" on page 37.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, as a result of the deductions we periodically make from your accumulation value.

     FREE LOOK PERIOD. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

     FUTURE PREMIUM PAYMENTS. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     TRANSFERS OF EXISTING ACCUMULATION VALUE. You may also transfer your existing accumulation value from one investment option under the Policy to another. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary. The total amount that you can transfer each year from the Fixed Account is limited to 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary.

     Unless you are transferring the entire amount you have in an investment option, including the Fixed Account, each transfer must be at least $500. See "Additional Rights That We Have" on page 42.

     DOLLAR COST AVERAGING. DOLLAR COST AVERAGING is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. (The term "valuation period" is described on page 32.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. We do not charge you for using this service.

     AUTOMATIC REBALANCING. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. We do not charge you for using this service.

     MARKET TIMING. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Policy owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

     We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one life insurance policy for another policy or contract.

     We are required to monitor the Policies to determine if a Policy owner requests:

     . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option; or

     . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

     . an exchange out of a variable investment option, other than the money market investment option, followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

     . an exchange into a variable investment option, other than the money market investment option, followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

     If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violations of this policy will result in the suspension of Policy transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

     In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

     RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS . The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

     Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

     In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

     INCREASE IN COVERAGE. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. This charge is the same as it would be if we were instead issuing the same amount of additional coverage as a new Platinum Investor II Policy.

     DECREASE IN COVERAGE. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

     .    $250,000 ($100,000 in Montana); and

     . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

CHANGING DEATH BENEFIT OPTIONS

     CHANGE OF DEATH BENEFIT OPTION. You may at any time before the death of the insured person request us to change your choice of death benefit Option from:

     .    Option 1 to Option 2; or

     .    Option 2 to Option 1.

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the MONTHLY DEDUCTION DAY (see "Monthly deduction days" on page 32 following the date we receive your request for change.

     . If you change from either Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

     TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE. Please read "Tax Effects" starting on page 48 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

     VALUATION DATES, TIMES, AND PERIODS. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "VALUATION DATE" or a "business day."

     We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m., Central time. We call this our "CLOSE OF BUSINESS." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

     FUND PRICING. Each fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

     DATE OF RECEIPT. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next day.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

     COMMENCEMENT OF INSURANCE COVERAGE. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement." You can obtain a copy from our Administrative Center by writing to the address shown under "Contact Information" on page 5 of this prospectus or from your AGL representative.

     DATE OF ISSUE; POLICY MONTHS AND YEARS. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." POLICY MONTHS and POLICY YEARS are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     MONTHLY DEDUCTION DAYS. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     COMMENCEMENT OF INVESTMENT PERFORMANCE. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance, REINSTATEMENTS of a Policy that has lapsed and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month.

     . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or to exceed the maximum net amount at risk.

     . If you exercise the right to return your Policy described on page 8 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "CODE"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                            ADDITIONAL BENEFIT RIDERS

RIDERS

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

     . ACCIDENTAL DEATH BENEFIT RIDER. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this Rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this Rider. If you do so, the charge will cease.

     . AUTOMATIC INCREASE RIDER. This rider provides for automatic increases in your Policy's specified amount of insurance at certain specified dates and based on a specified index. After you have met our eligibility requirements for this rider, these increases will not require that evidence be provided to us about whether the insured person continues to meet our requirements for insurance coverage. These automatic increases are on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 31). If you choose not to accept an automatic increase, this rider, and any future increases under it, will be cancelled.

          There is no additional charge for the rider itself, although the automatic increases in the specified amount will increase the monthly insurance charge deducted from your accumulation value, to compensate us for the additional coverage. You may elect this rider only at the time that your Policy is issued.

          . CHILDREN'S INSURANCE BENEFIT RIDER. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this Rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. You may later elect to terminate this Rider. If you do so, the charge will cease.

          . MATURITY EXTENSION RIDER. This rider gives you the option to extend the Policy's MATURITY DATE beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

               The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

               The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

               We will charge you the following amounts under the death benefit version:

               . A monthly charge of no more than $0.03 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

               . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

          Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the Rider.

     Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

     There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 44. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

     Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

..    RETURN OF PREMIUM DEATH BENEFIT RIDER.

     . This rider provides additional term life insurance coverage on the life of the insured. The amount of additional insurance varies so that it always equals the cumulative amount of premiums paid under the Policy (subject to certain adjustments).

     . You may purchase this rider only as of the date of issue and only if you have selected death benefit Option 1.

     . The use of this rider increases the specified amount, which results in a change in the amount at risk. As a result, the rider increases the monthly insurance charge.

     . This rider terminates if you change from death benefit Option 1 to death benefit Option 2. However, the monthly charge is not reduced when the rider terminates.

     .    There is no other separate fee for this rider.

..    SPOUSE TERM RIDER. This rider provides term life insurance on the life of the spouse of the Policy's insured person. There is a charge for this Rider. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance, except term, available for conversions, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this Rider. If you do so, the charge will cease.

..    TERMINAL ILLNESS RIDER. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. There is a charge for this rider. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a "LIEN" against the Policy. The maximum interest rate will not exceed the greater of

     . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

     . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.

..    WAIVER OF MONTHLY DEDUCTION RIDER. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a fee for this Rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 55. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this Rider. If you do so, the charge will cease.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page
48. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

     The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 25. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 43.

E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS

     See page 18 for information regarding E-Delivery, E-service, telephone transactions and written transactions.

WITHDRAWING POLICY INVESTMENTS

     FULL SURRENDER. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest. We call this amount your "CASH SURRENDER VALUE."

     PARTIAL SURRENDER. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges.

     . We will not permit partial surrenders if it would cause your Policy to fail to qualify as life insurance under the tax laws or if it would cause your specified amount to fall below the minimum allowed.

     . You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

     EXCHANGE OF POLICY IN CERTAIN STATES. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

     POLICY LOANS. You may at any time borrow from us an amount up to your Policy's cash surrender value, less an amount equal to three months' charges and less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. These rules are not applicable in all states.

     We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis at a guaranteed annual effective rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

     If a new Policy loan is taken out on a date not coinciding with the Policy anniversary date, the loan interest charged is calculated from the date the loan is taken out to the next Policy anniversary. The following year, loan interest is calculated on the entire loan amount until the next Policy anniversary. Similarly, if the loan is paid off (in-part or in-whole) on a date not coinciding with the Policy anniversary date, the total loan amount will reflect an adjustment for the unearned loan interest. Disbursements from the Policy also result in adjusted interest. For instance, if a death claim occurs on a date not coinciding with the Policy anniversary date, and the Policy has an outstanding Policy loan, the death benefit will be subtracted from the total loan amount with an adjustment for the unearned loan interest.

     Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

     PREFERRED LOAN INTEREST RATE. We will credit a higher interest rate on an amount of the collateral securing Policy loans taken out after the first 10 Policy years. We call these "preferred loans." The maximum amount of new loans that will receive this preferred loan interest rate for any year is:

     . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     We intend to set the rate of interest we credit to your preferred loan collateral amount equal to the loan interest rate you are paying, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the preferred rate, provided that:

     . it will always be greater than the rate we are then crediting in connection with regular Policy loans, and will never be less than an annual effective rate of 4.50%.

     MATURITY OF YOUR POLICY. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Maturity Extension Rider," on page 34.

     TAX CONSIDERATIONS. Please refer to "Federal Tax Considerations" on page 48 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                 POLICY PAYMENTS

PAYMENT OPTIONS

     The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date. The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments. The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1--Equal monthly payments for a specified period of time.

     . Option 2--Equal monthly payments of a selected amount until all amounts are paid out.

     . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4--Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. You can also request a partial withdrawal of any amount of $500 or more.

     Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3%.

     CHANGE OF PAYMENT OPTION. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

     TAX IMPACT. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial surrender, loan or repayment from a Policy under a terminal illness rider. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

     GENERAL. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     DELAY OF FIXED ACCOUNT PROCEEDS. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     DELAY FOR CHECK CLEARANCE. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     DELAY OF SEPARATE ACCOUNT VL-R PROCEEDS. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings;

     .    trading on the New York Stock Exchange is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities is not reasonably practicable or determination of the accumulation value not reasonably practicable; or

     .    the SEC by order so permits for the protection of Policy owners.

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

     DELAY REQUIRED UNDER APPLICABLE LAW. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . end the automatic rebalancing feature if your accumulation value falls below $5,000;

     . charge interest rates and charges as long as we stay within the minimum and maximum charges permitted in your Policy;

     . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

     . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

     . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval, SEC and regulatory approvals.

     We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations:

     UNDERWRITING AND PREMIUM CLASSES. We currently have six premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

     .    Two Preferred classes: select preferred and preferred;

     .    Two Standard classes: select standard and standard; and

     .    Two Special classes: special preferred and special standard.

     Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Premium classes are described in your Policy.

     CHANGE OF TOBACCO USE. If the person insured under your Policy is a tobacco user, you may apply to us for an improved premium class if the insured person meets our then applicable requirements for demonstrating that he or she has stopped tobacco use for a sufficient period.

     POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     STATE LAW REQUIREMENTS. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                            CHARGES UNDER THE POLICY

     STATUTORY PREMIUM TAX CHARGE. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

     TAX CHARGE BACK. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 1.78% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

     PREMIUM EXPENSE CHARGE. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 2.5% from the remaining amount. We currently may increase this charge for all years, but it will never exceed 5% of the remaining amount.

     Your Policy refers to this deduction as a Premium Expense Charge. We use this charge to cover sales expenses, including commissions.

     DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE). We will deduct a daily charge at an annual effective rate of 0.75% (7.5/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.50%, and after 20 years, we will further reduce the charge to an annual effective rate of 0.25%. We guarantee these rate reductions. AGL receives this charge to pay for our mortality and expense risks. See "More About Policy Charges" on page 46 for more information.

     FLAT MONTHLY CHARGE. We will deduct $6 from your accumulation value each month. We have the right to raise this charge at any time to not more than $12 per month. The flat monthly charge is the Monthly Administration Fee shown on page 3 of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

     MONTHLY INSURANCE CHARGE. Every month we will deduct from your accumulation value a charge based on the COST OF INSURANCE RATES applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

     .    greater amounts at risk result in a higher monthly insurance charge;
          and

     . higher cost of insurance rates also result in a higher monthly insurance charge.

     Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

     Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

     Finally, our current cost of insurance rates are lower for Policies having a specified amount of at least $1,000,000 on the day the charge is deducted. This means that if your specified amount for any reason decreases from $1,000,000 or more to less than $1,000,000, your subsequent cost of insurance rates will be higher under your Policy than they otherwise would be. The reverse is also true. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     AGL receives this charge to fund the death benefits we pay under the Policies.

     MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, automatic increase rider, children's insurance benefit rider, two versions of the maturity extension rider, return of premium death benefit rider, spouse term rider, terminal illness rider and waiver of monthly deduction rider. The riders are described beginning on page 34, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

     ADDITIONAL MONTHLY CHARGE FOR THE POLICIES DURING THE FIRST TWO YEARS. The Policy has a flat monthly expense charge during the first two Policy years (and the first two Policy years after any requested increase in the Policy's specified amount).

     The amount of the charge depends on the age and other insurance characteristics of the insured person. The amount of this charge will be shown on page 3 of the Policy. It may initially be as much as $1.44 per $1,000 of specified amount (or increase of specified amount) or as low as $0.11 per $1,000 of specified amount (or increase of specified amount). After the two-year periods mentioned above, this charge is zero.

     PARTIAL SURRENDER PROCESSING FEE. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

     ILLUSTRATIONS. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

     POLICY LOANS. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never be less than an annual effective rate of 4.50%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 38.

     CHARGE FOR TAXES. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 16. All maximum guaranteed charges also appear in your Policy.

     For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 46.

     ALLOCATION OF CHARGES. You may choose the investment options from which we deduct all monthly charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

     PURPOSE OF OUR CHARGES. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     If the charges that we collect from the Policy exceed our total costs in connection with the Policy, we will earn a profit. Otherwise we will incur a loss.

     The current charges that we deduct from premiums have been designed to compensate us for taxes we have to pay to the state where you live when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments. The current flat monthly charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the Policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as the insured person dies.

     Any excess from the charges discussed in the preceding paragraph, as well as revenues from the daily charge, are primarily intended to:

     . offset other expenses in connection with the Policies (such as the costs of processing applications for Policies and other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the Policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect);

     .    compensate us for the risks we assume under the Policies; or

     .    otherwise to be retained by us as profit.

The additional monthly charge during the first two Policy years under a Platinum Investor II Policy has also been designed for these purposes.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

     AGL may also make available to policy owners other variable universal life insurance policies with different features and different charges. Please ask your AGL representative about our other policies.

                               ACCUMULATION VALUE

     YOUR ACCUMULATION VALUE. From each premium payment you make, we deduct the charges that we describe on page 43 under "Statutory premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 20 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

     YOUR INVESTMENT OPTIONS. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 43 under "Charges Under the Policy."

     You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See "Contact Information" on page 5.

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 46. The "daily charge" described on page 44 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

     Policies are "non-participating." You will not be entitled to any dividends from AGL.

                         POLICY LAPSE AND REINSTATEMENT

     If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

     This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

     GENERAL. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

     TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. The Code provides for a "SEVEN-PAY TEST." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance policy that is received in a tax free I.R.C. Section 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

     OTHER EFFECTS OF POLICY CHANGES. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     RIDER BENEFITS. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

     TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     POLICY LAPSES AND REINSTATEMENTS. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     DIVERSIFICATION AND INVESTOR CONTROL. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

     ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $2.0 million for decedents dying in 2008. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $2.0 million in 2008. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS. The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

     In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

     In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Purchasers of life insurance policies are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from a split dollar arrangement.

     PENSION AND PROFIT-SHARING PLANS. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (sometimes referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-1 CB 398.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     OUR TAXES. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

     Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

     WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     TAX CHANGES. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations, cash flows and financial position.

                              FINANCIAL STATEMENTS

     The Financial Statements of AGL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-340-2765.

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                     PAGE TO
                                                                     SEE IN THIS
DEFINED TERM                                                         PROSPECTUS
------------                                                         -----------
accumulation value....................................................    8
Administrative Center.................................................    5
automatic rebalancing.................................................   29
Basis.................................................................   50
Beneficiary...........................................................   40
Cash surrender value..................................................   37
close of business.....................................................   32
Contact Information...................................................    5
Cost of insurance rates...............................................   44
Daily charge..........................................................   44
Date of issue.........................................................   32
death benefit.........................................................   26
dollar cost averaging.................................................   29
Fixed Account.........................................................   24
full surrender........................................................   37
Fund, Funds...........................................................   20
grace period..........................................................    9
Lapse.................................................................    9
Lien..................................................................   36
Loan (see "Policy loans" in this Index)...............................   38
Loan interest.........................................................   39
maturity, maturity date...............................................   39
modified endowment contract...........................................   50
monthly deduction days................................................   32
monthly insurance charge..............................................   44
net amount at risk....................................................   12
Option 1, Option 2....................................................    6
partial surrender.....................................................   37
payment options.......................................................   39
planned periodic premium..............................................   28
Policy loans..........................................................   38
Policy months, years..................................................   32
preferred loan........................................................   39
premium class.........................................................   40
premium payments......................................................   27
reinstate, reinstatement..............................................   48
required minimum death benefit........................................   26

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                     PAGE TO
                                                                     SEE IN THIS
DEFINED TERM                                                         PROSPECTUS
------------                                                         -----------
SEC...................................................................    1
Separate Account VL-R.................................................   17
seven-pay test........................................................   49
specified amount......................................................    6
Surrender.............................................................    7
telephone transactions................................................   19
Transfers.............................................................   28
valuation date........................................................   32
valuation period......................................................   32
variable investment options...........................................   20

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO OF AIG(R) AMERICAN GENERAL]                               Privacy Notice

--------------------------------------------------------------------------------

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

..   Our Employees, Representatives, Agents, and Selected Third Parties may
    collect Nonpublic Personal Information about you, including information:

   .   Given to us on applications or other forms;

   .   About transactions with us, our affiliates, or third parties;

   . From others, such as credit reporting agencies, employers, and federal and state agencies.

..   The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

..   We restrict access to Nonpublic Personal Information to those Employees,
    Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

..   We have policies and procedures that direct our Employees, Representatives,
    Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

..   We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

..   We do not share Nonpublic Personal Information about you except as allowed by law.

..   We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

    (i)Our Employees, Representatives, Agents, and Selected Third Parties, as permitted by law; or

   (ii)other organizations with which we have joint marketing agreements as permitted by law.

..   The types of companies and persons to whom we may disclose Nonpublic
    Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

..   We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

..   Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

..   You will be notified if our privacy policy changes.

..   Our privacy policy applies to current and former customers.

THIS PRIVACY NOTICE IS PROVIDED FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION.

--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd, American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2008 American International Group, Inc. All rights reserved.

AGLC0375-STF                                                           REV0208

                                   [GRAPHIC]

Easy & Convenient

With e-Service from AIG American General/1/, you have access to the most up-to-date policy information, 24 hours a day, 7 days a week. And with e-Delivery/2/, you can choose to be notified via e-mail that certain regulatory documents are available online for you to view, eliminating the clutter of large, bulky mailings.

Need more information? Call our e-Service Customer Service Center at 800-340-2765 between 7:00 a.m. and 6:00 p.m. Central Time, Monday through Friday.

Visit www.aigag.com and click on the link to sign up for e-Service and e-Delivery!

                              [LOGO OF ESERVICE]
                                 www.aigag.com

/1/ AIG American General, www.aigag.com, is the marketing name for the insurance companies and affiliates of American International Group, Inc.
     (AIG), which comprise AIG's Domestic Life Insurance Operations, including American General Life Insurance Company. AIG does not underwrite any insurance products referenced herein.

/2/  Not available for all products.

American General Life Insurance Company

A subsidiary of American International Group, Inc.

VUL Administration, P.O. Box 4880, Houston, Texas, 77210-4880

www.aigag.com

Variable universal life insurance policies issued by American General Life Insurance Company and distributed by American General Equity Services Corporation, member FINRA and a subsidiary of American International Group, Inc. American General Life Insurance Company does not solicit business in the state of New York. Policies and riders not available in all states.

(C) 2008 American International Group, Inc. All rights reserved.

AGLC101116 REV0408

THE STRENGTH TO BE THERE.(R)                  [LOGO of AIG(R) American General]

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO] AIG(R) AMERICAN GENERAL

For additional information about the Platinum Investor(R) II Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated April 30, 2008. We have filed the SAI with the SEC and have incorporated it by reference into this Prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880 or call us at 1-800-340-2765. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor II Policies, including personalized illustrations of death benefits, cash surrender values, and accumulation values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

For E-SERVICE and
E-DELIVERY, or to view and
Print Policy or Fund
prospectus vivit us at
WWWW.AIGAG.COM

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
A subsidiary of American International Group, Inc. ("AIG")
2727-A Allen Parkway, Houston, TX 77019

PLATINUM INVESTOR II FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE Policy Form Number 97610

Not available in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA
A subsidiary of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AIG does not underwrite any insurance policy described by this prospectus. AGL is responsible for its own financial condition and contractual obligations. AGL does not solicit business in the state of New York. The Policies are not available in all states.

                                              [LOGO] IMSA

                                              INSURANCE MARKETPLACE
                                              STANDARDS ASSOCIATION

                                              Membership in IMSA applies only
                                              to American General Life Insurance
                                              Company and not to its products

(C) 2008 American International Group, Inc.  All rights reserved

                                                          ICA File No. 811-08561

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL-R

                           PLATINUM INVESTOR(R) II

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

   TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED APRIL 30, 2008

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated April 30, 2008, describing the Platinum Investor II flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                                TABLE OF CONTENTS

GENERAL INFORMATION........................................................    3
   AGL.....................................................................    3
   Separate Account VL-R...................................................    3
   American Home Assurance Company.........................................    3
SERVICES...................................................................    4
DISTRIBUTION OF THE POLICIES...............................................    4
PERFORMANCE INFORMATION....................................................    6
ADDITIONAL INFORMATION ABOUT THE POLICIES..................................    6
      Gender neutral policies..............................................    6
      Cost of insurance rates..............................................    6
      Certain arrangements.................................................    6
   More About the Fixed Account............................................    7
      Our general account..................................................    7
      How we declare interest..............................................    7
   Adjustments to Death Benefit............................................    7
      Suicide..............................................................    7
      Wrong age or gender..................................................    7
      Death during grace period............................................    7
ACTUARIAL EXPERT...........................................................    8
MATERIAL CONFLICTS.........................................................    8
FINANCIAL STATEMENTS.......................................................    8
   Separate Account Financial Statements...................................    9
   AGL Financial Statements................................................    9
   American Home Financial Statements......................................    9
INDEX TO FINANCIAL STATEMENTS..............................................    9
   Separate Account VL-R Financial Statements...............................   9
   AGL Consolidated Financial Statements...................................   10
   American Home Financial Statements......................................   10

                               GENERAL INFORMATION

AGL

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

SEPARATE ACCOUNT VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, Separate Account VL-R is divided into 74 separate "divisions," 58 of which are available under the Policies offered by the prospectus as variable "investment options" (14 of these 58 investment options are not available to all Policy owners). All of these 58 divisions and the remaining 16 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

     The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

     All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue of December 29, 2006 or earlier.

     American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of AGL.

                                    SERVICES

     AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2007, 2006 and 2005, AGL paid AGLC for these services $367,979,145, $340,329,330 and $317,771,939, respectively.

     We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE POLICIES

     American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     The Policies are offered on a continuous basis.

     We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . 20% of the premiums received in the first Policy year up to a "target" amount;

     . 12% of the premiums not in excess of the target amount paid in each of Policy years 2 through 7;

     . 2.5% of the premiums in excess of the target amount received in any of Policy years 1 through 7;

     . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options after Policy year 1;

     . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

     . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

     The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

     We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

     Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

MORE ABOUT THE FIXED ACCOUNT

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                ACTUARIAL EXPERT

     Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for AGL. AIG uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

     The statement of net assets as of December 31, 2007 and the related statement of operations for the year then ended and statements of changes in net assets for the two years then ended December 31, 2007 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL FINANCIAL STATEMENTS

     The consolidated balance sheets of AGL as of December 31, 2007 and 2006 and the related consolidated statements of income, shareholder's equity, comprehensive income and cash flows for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME FINANCIAL STATEMENTS

     The statutory statements of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                          INDEX TO FINANCIAL STATEMENTS

     You should consider the financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

     You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor under a guarantee agreement, to meet its obligations under Policies with a date of issue of December 29, 2006 or earlier.

I.   Separate Account VL-R Financial Statements                           Page
--------------------------------------------------------------------   ---------
Report of PricewaterhouseCoopers LLP, Independent Registered
Public Accounting Firm..............................................    VL-R - 1
Statement of Net Assets as of December 31, 2007.....................    VL-R - 2
Statement of Operations for the year ended December 31, 2007........    VL-R - 4
Statement of Changes in Net Assets for the years ended
December 31, 2007 and 2006..........................................    VL-R - 6
Notes to Financial Statements.......................................   VL-R - 23

II.  AGL Consolidated Financial Statements                                  Page
-----------------------------------------------------------------------     ----
Report of PricewaterhouseCoopers LLP, Independent Registered
Public Accounting Firm.................................................     1
Consolidated Balance Sheets as of December 31, 2007 and 2006...........     2
Consolidated Statements of Income for the years ended
   December 31, 2007, 2006 and 2005....................................     4
Consolidated Statements of Shareholder's Equity for the
   years ended December 31, 2007, 2006 and 2005........................     5
Consolidated Statements of Comprehensive Income for the
   years ended December 31, 2007, 2006 and 2005........................     6
Consolidated Statements of Cash Flows for the years ended
   December 31, 2007, 2006 and 2005)...................................     7
Notes to Consolidated Financial Statements.............................     9

III. American Home Financial Statements                                     Page
-----------------------------------------------------------------------     ----
Report of PricewaterhouseCoopers LLP, Independent Auditors.............     2
Statements of Admitted Assets (Statutory Basis) as of
   December 31, 2007 and 2006..........................................     3
Statements of Liabilities, Capital and Surplus
   (Statutory Basis) as of December 31, 2007 and 2006..................     4
Statements of Income and Changes in Capital and Surplus
   (Statutory Basis) for the years ended December 31, 2007,
   2006 and 2005.......................................................     5
Statements of Cash Flow (Statutory Basis) for the years
   ended December 31, 2007, 2006 and 2005..............................     6
Notes to Statutory Basis Financial Statements..........................     7

[LOGO OF AIG(R) AMERICAN GENERAL]

                                               Variable Universal Life Insurance
                                                           Separate Account VL-R

                                                                            2007

                                                                   Annual Report

                                                               December 31, 2007

                                         American General Life Insurance Company
                              A subsidiary of American International Group, Inc.

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                      PricewaterhouseCoopers LLP
                                                      1201 Louisiana
                                                      Suite 2900
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000
                                                      Facsimile (713) 356 4717

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and Policy Owners of American General Life Insurance Company Separate Account VL-R

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions of American General Life Insurance Company Separate Account VL-R (the "Separate Account") listed in Note A at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the investment companies, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

April 4, 2008

                                     VL-R-1

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF NET ASSETS
December 31, 2007

                                                                              Investment   Due from (to) American
                                                                            securities-at  General Life Insurance
Divisions                                                                    fair value          Company            Net Assets
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I                                         $12,809,788            $(2)           $12,809,786
AIM V.I. International Growth Fund - Series I                                 15,460,193              1             15,460,194
AIM V.I. Premier Equity Fund - Series I                                               --             --                      -
Alger American Leveraged AllCap Portfolio - Class O Shares                     4,159,191             (1)             4,159,190
Alger American MidCap Growth Portfolio - Class O Shares                        2,998,843              2              2,998,845
American Century VP Value Fund - Class I                                      17,520,739             (2)            17,520,737
Credit Suisse Small Cap Core I Portfolio                                       1,960,061             --              1,960,061
Dreyfus IP MidCap Stock Portfolio - Initial Shares                             5,112,151             (2)             5,112,149
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                     10,184,496             --             10,184,496
Dreyfus VIF Quality Bond Portfolio - Initial Shares                            8,761,456              1              8,761,457
Fidelity VIP Asset Manager Portfolio - Service Class 2                         6,293,966             --              6,293,966
Fidelity VIP Contrafund Portfolio - Service Class 2                           40,498,625             (1)            40,498,624
Fidelity VIP Equity-Income Portfolio - Service Class 2                        22,385,661             --             22,385,661
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                             48,975             --                 48,975
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                            114,178             --                114,178
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                            343,333             --                343,333
Fidelity VIP Growth Portfolio - Service Class 2                               18,225,935             --             18,225,935
Fidelity VIP Mid Cap Portfolio - Service Class 2                               9,301,855              1              9,301,856
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2          7,938,200             (1)             7,938,199
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2       107,538             --                107,538
Franklin Templeton Franklin U.S. Government Fund - Class 2                     3,954,018             --              3,954,018
Franklin Templeton Mutual Shares Securities Fund - Class 2                    11,699,219             --             11,699,219
Franklin Templeton Templeton Foreign Securities Fund - Class 2                 9,120,870             --              9,120,870
Goldman Sachs VIT Capital Growth Fund - Institutional Shares                   7,402,983             --              7,402,983
Janus Aspen International Growth Portfolio - Service Shares                   18,123,103              1             18,123,104
Janus Aspen Mid Cap Growth Portfolio - Service Shares                          4,419,562             --              4,419,562
Janus Aspen Worldwide Growth Portfolio - Service Shares                        5,487,579             (1)             5,487,578
JPMorgan Mid Cap Value Portfolio                                               3,354,351             (1)             3,354,350
JPMorgan Small Company Portfolio                                               2,933,354              1              2,933,355
MFS VIT Core Equity Series - Initial Class                                     4,819,571             (2)             4,819,569
MFS VIT Emerging Growth Series - Initial Class                                13,853,558             --             13,853,558
MFS VIT New Discovery Series - Initial Class                                   4,103,205             (1)             4,103,204
MFS VIT Research Series - Initial Class                                        2,670,367             --              2,670,367
MFS VIT Total Return Series - Initial Class                                      732,615              1                732,616
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                        7,993,479             (1)             7,993,478
Neuberger Berman AMT Partners Portfolio - Class I                                109,318             --                109,318
Oppenheimer Balanced Fund/VA - Non-Service Shares                              1,735,592             --              1,735,592
Oppenheimer Global Securities Fund/VA - Non-Service Shares                     6,388,989             --              6,388,989
Oppenheimer High Income Fund/VA - Non-Service Shares                             102,935             --                102,935
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class        1,745,658             --              1,745,658
PIMCO VIT Real Return Portfolio - Administrative Class                        13,945,201             (1)            13,945,200
PIMCO VIT Short-Term Portfolio - Administrative Class                          5,644,866             (1)             5,644,865
PIMCO VIT Total Return Portfolio - Administrative Class                       26,311,467             (1)            26,311,466
Pioneer Fund VCT Portfolio - Class I                                           3,269,524             --              3,269,524
Pioneer Growth Opportunities VCT Portfolio - Class I                           4,358,611             (2)             4,358,609
Pioneer Mid Cap Value VCT Portfolio - Class I                                    231,958             (1)               231,957
Putnam VT Diversified Income Fund - Class IB                                   7,726,077             (1)             7,726,076
Putnam VT Growth and Income Fund - Class IB                                   15,764,721             --             15,764,721
Putnam VT International Growth and Income Fund - Class IB                      9,971,671             --              9,971,671
Putnam VT Small Cap Value Fund - Class IB                                        334,860             --                334,860
Putnam VT Vista Fund - Class IB                                                  180,000              1                180,001
Putnam VT Voyager Fund - Class IB                                                391,551             --                391,551
SunAmerica Aggressive Growth Portfolio - Class 1                               1,114,548             (1)             1,114,547

                             See accompanying notes.

                                    VL-R-2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF NET ASSETS - CONTINUED
December 31, 2007

                                                                              Investment   Due from (to) American
                                                                            securities-at  General Life Insurance
Divisions                                                                    fair value          Company            Net Assets
------------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced Portfolio - Class 1                                      $ 1,426,514            $--            $ 1,426,514
UIF Equity Growth Portfolio - Class I Shares                                   4,374,641             --              4,374,641
UIF High Yield Portfolio - Class I Shares                                      1,922,402             (1)             1,922,401
VALIC Company I International Equities Fund                                    3,830,280             (2)             3,830,278
VALIC Company I Mid Cap Index Fund                                            17,965,548             (2)            17,965,546
VALIC Company I Money Market I Fund                                           31,140,970             (1)            31,140,969
VALIC Company I Nasdaq-100 Index Fund                                          3,612,573              2              3,612,575
VALIC Company I Science & Technology Fund                                      1,587,139              1              1,587,140
VALIC Company I Small Cap Index Fund                                           6,791,572             --              6,791,572
VALIC Company I Stock Index Fund                                              33,130,056              1             33,130,057
Van Kampen LIT Government Portfolio - Class I                                    127,597             --                127,597
Van Kampen LIT Growth and Income Portfolio - Class I                          12,520,025             --             12,520,025
Van Kampen LIT Strategic Growth Portfolio - Class I                               51,876             --                 51,876
Vanguard VIF High Yield Bond Portfolio                                         5,933,264             (2)             5,933,262
Vanguard VIF REIT Index Portfolio                                             14,880,663             (2)            14,880,661

                             See accompanying notes.

                                    VL-R-3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

                                   A              B          A+B=C          D              E               F           C+D+E+F
                                                                                                      Net change       Increase
                                            Mortality and                                            in unrealized  (decrease) in
                               Dividends    expense risk      Net      Net realized  Capital gain    appreciation     net assets
                                 from            and       investment   gain (loss)  distributions  (depreciation)    resulting
                                mutual     administrative    income         on        from mutual         of             from
Divisions                        funds         charges       (loss)    investments       funds        investments     operations
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund -
   Series I                    $  143,521    $ (95,163)    $  48,358   $   314,674    $       --     $   609,077     $   972,109
AIM V.I. International Growth
   Fund - Series I                 62,182      (98,597)      (36,415)    1,022,889            --         717,369       1,703,843
AIM V.I. Premier Equity Fund
   - Series I                          --           --            --            --            --              --              --
Alger American Leveraged
   AllCap Portfolio - Class O
   Shares                              --      (21,772)      (21,772)      189,058            --         661,123         828,409
Alger American MidCap Growth
   Portfolio - Class O Shares          --      (16,115)      (16,115)       45,949       292,506         281,764         604,104
American Century VP Value
   Fund - Class I                 282,383     (132,803)      149,580       221,659     1,464,353      (2,955,738)     (1,120,146)
Credit Suisse Small Cap Core
   I Portfolio                         --      (13,702)      (13,702)       25,174            --         (45,816)        (34,344)
Dreyfus IP MidCap Stock
   Portfolio - Initial Shares      22,381      (38,659)      (16,278)       75,090       635,896        (651,878)         42,830
Dreyfus VIF Developing
   Leaders Portfolio -
   Initial Shares                  84,297      (80,839)        3,458        61,531     1,473,816      (2,874,673)     (1,335,868)
Dreyfus VIF Quality Bond
   Portfolio - Initial Shares     419,223      (62,332)      356,891       (24,019)           --         (89,867)        243,005
Fidelity VIP Asset Manager
   Portfolio - Service
   Class 2                        341,082      (44,790)      296,292       276,877       165,452         161,035         899,656
Fidelity VIP Contrafund
   Portfolio - Service
   Class 2                        286,799     (258,010)       28,789     1,306,223     9,797,857      (5,568,254)      5,564,615
Fidelity VIP Equity-Income
   Portfolio - Service
   Class 2                        375,809     (157,419)      218,390       544,838     1,895,188      (2,548,652)        109,764
Fidelity VIP Freedom 2020
   Portfolio - Service
   Class 2                            928         (239)          689         2,068         1,327          (1,799)          2,285
Fidelity VIP Freedom 2025
   Portfolio - Service
   Class 2                          2,212         (646)        1,566         2,064         3,496             939           8,065
Fidelity VIP Freedom 2030
   Portfolio - Service
   Class 2                          6,406       (1,727)        4,679         4,105        11,619          (1,943)         18,460
Fidelity VIP Growth
   Portfolio - Service
   Class 2                         59,237     (112,677)      (53,440)      463,348        11,419       3,246,459       3,667,786
Fidelity VIP Mid Cap
   Portfolio - Service
   Class 2                         40,004      (56,371)      (16,367)       69,174       651,238         313,822       1,017,867
Franklin Templeton Franklin
   Small Cap Value Securities
   Fund - Class 2                  64,714      (65,872)       (1,158)      372,762       665,442      (1,399,349)       (362,303)
Franklin Templeton Franklin
   Small-Mid Cap Growth
   Securities Fund - Class 2           --         (846)         (846)        5,436         8,025          (1,643)         10,972
Franklin Templeton Franklin
   U.S. Government Fund -
   Class 2                        453,592      (67,006)      386,586      (101,810)           --         215,839         500,615
Franklin Templeton Mutual
   Shares Securities Fund -
   Class 2                        263,606     (127,675)      135,931     2,897,123       645,392      (3,207,198)        471,248
Franklin Templeton Templeton
   Foreign Securities Fund -
   Class 2                        292,011     (104,966)      187,045     3,789,292       666,042      (2,617,503)      2,024,876
Goldman Sachs VIT Capital
   Growth Fund -
   Institutional Shares            13,585      (31,961)      (18,376)      112,895            --         581,742         676,261
Janus Aspen International
   Growth Portfolio - Service
   Shares                          67,459     (101,877)      (34,418)    1,247,694            --       2,217,594       3,430,870
Janus Aspen Mid Cap Growth
   Portfolio - Service Shares       2,804      (28,143)      (25,339)      213,905        21,785         523,137         733,488
Janus Aspen Worldwide Growth
   Portfolio - Service Shares      30,946      (36,986)       (6,040)      143,373            --         242,397         379,730
JPMorgan Mid Cap Value
   Portfolio                       30,995      (24,567)        6,428        43,714       156,357        (142,272)         64,227
JPMorgan Small Company
   Portfolio                          257      (21,700)      (21,443)       39,844       138,101        (366,499)       (209,997)
MFS VIT Core Equity Series -
   Initial Class                   16,315      (33,683)      (17,368)      120,731            --         362,456         465,819
MFS VIT Emerging Growth
   Series - Initial Class              --      (92,828)      (92,828)      387,084            --       2,086,252       2,380,508
MFS VIT New Discovery
   Series - Initial Class              --      (30,375)      (30,375)      155,189       299,872        (345,825)         78,861
MFS VIT Research Series -
   Initial Class                   17,636      (18,274)         (638)      115,761            --         185,491         300,614
MFS VIT Total Return Series -
   Initial Class                   19,718       (5,743)       13,975        13,487        18,853         (19,353)         26,962
Neuberger Berman AMT Mid-Cap
   Growth Portfolio - Class I          --      (39,382)      (39,382)      248,536            --         711,871         921,025
Neuberger Berman AMT Partners
   Portfolio - Class I                685         (821)         (136)        5,703        10,717          (7,137)          9,147
Oppenheimer Balanced Fund/VA
   - Non-Service Shares            36,992      (11,462)       25,530        10,741       115,688        (109,094)         42,865
Oppenheimer Global Securities
   Fund/VA - Non-Service
   Shares                          56,341      (39,329)       17,012       159,906       204,802        (161,617)        220,103
Oppenheimer High Income
   Fund/VA - Non-Service
   Shares                           7,908         (817)        7,091           766            --          (8,614)           (757)
PIMCO VIT CommodityRealReturn
   Strategy Portfolio -
   Administrative Class            37,440       (2,766)       34,674        (1,745)           --          66,558          99,487
PIMCO VIT Real Return
   Portfolio - Administrative
   Class                          605,593      (89,912)      515,681       (84,939)       32,060         772,599       1,235,401
PIMCO VIT Short-Term
   Portfolio - Administrative
   Class                          252,304      (37,295)      215,009        (5,014)           --         (10,116)        199,879
PIMCO VIT Total Return
   Portfolio - Administrative
   Class                        1,169,395     (170,274)      999,121      (120,468)           --       1,028,735       1,907,388

                             See accompanying notes.

                                    VL-R-4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF OPERATIONS - CONTINUED
For the Year Ended December 31, 2007

                                   A              B          A+B=C          D              E               F           C+D+E+F
                                                                                                      Net change       Increase
                                            Mortality and                                            in unrealized  (decrease) in
                               Dividends    expense risk      Net      Net realized  Capital gain    appreciation     net assets
                                 from            and       investment   gain (loss)  distributions  (depreciation)    resulting
                                mutual     administrative    income         on        from mutual         of             from
Divisions                        funds         charges       (loss)    investments       funds        investments     operations
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio -
   Class I                     $   41,985    $ (25,151)    $   16,834   $   82,520    $       --     $    44,908     $   144,262
Pioneer Growth Opportunities
   VCT Portfolio - Class I             --      (35,462)       (35,462)      78,216       666,205        (906,723)       (197,764)
Pioneer Mid Cap Value VCT
   Portfolio - Class I              1,302       (1,272)            30        4,642        17,376         (19,223)          2,825
Putnam VT Diversified Income
   Fund - Class IB                543,627      (48,697)       494,930      (83,039)           --         (70,985)        340,906
Putnam VT Growth and Income
   Fund - Class IB                278,107     (118,076)       160,031      996,872     3,195,685      (5,147,478)       (794,890)
Putnam VT International
   Growth and Income Fund -
   Class IB                       166,276      (70,143)        96,133      459,098     1,718,659      (1,716,034)        557,856
Putnam VT Small Cap Value
   Fund - Class IB                  2,292       (3,038)          (746)      10,834        45,838        (109,046)        (53,120)
Putnam VT Vista Fund -
   Class IB                            --       (1,371)        (1,371)       2,615            --           4,177           5,421
Putnam VT Voyager Fund -
   Class IB                            --       (2,980)        (2,980)      14,914            --           6,587          18,521
SunAmerica Aggressive Growth
   Portfolio - Class 1              8,491       (8,743)          (252)      97,725            --        (141,901)        (44,428)
SunAmerica Balanced Portfolio
   - Class 1                       40,190       (9,479)        30,711       23,118            --           4,462          58,291
UIF Equity Growth Portfolio -
   Class I Shares                      --      (30,610)       (30,610)     212,737            --         626,061         808,188
UIF High Yield Portfolio -
   Class I Shares                 121,871      (11,937)       109,934       20,892            --         (76,087)         54,739
VALIC Company I International
   Equities Fund                   89,403      (24,570)        64,833      214,756        74,804        (131,466)        222,927
VALIC Company I Mid Cap Index
   Fund                           211,674     (131,779)        79,895      829,985     1,183,499        (853,133)      1,240,246
VALIC Company I Money Market
   I Fund                       1,463,174     (222,458)     1,240,716           --            --              --       1,240,716
VALIC Company I Nasdaq-100
   Index Fund                       2,506      (27,526)       (25,020)     467,680            --         188,590         631,250
VALIC Company I Science &
   Technology Fund                     --      (10,097)       (10,097)      46,923            --         181,882         218,708
VALIC Company I Small Cap
   Index Fund                      76,142      (48,247)        27,895      431,302       526,218      (1,150,074)       (164,659)
VALIC Company I Stock Index
   Fund                           526,504     (241,956)       284,548    1,689,088     1,634,291      (2,028,953)      1,578,974
Van Kampen LIT Government
   Portfolio - Class I              6,169         (912)         5,257       (1,232)           --           3,601           7,626
Van Kampen LIT Growth and
   Income Portfolio - Class I     206,306      (93,946)       112,360      409,042       482,387        (741,388)        262,401
Van Kampen LIT Strategic
   Growth Portfolio - Class I          24         (394)          (370)       6,064            --           2,016           7,710
Vanguard VIF High Yield
   Bond Portfolio                 355,920      (38,369)       317,551      (12,031)           --        (236,093)         69,427
Vanguard VIF REIT Index
   Portfolio                      313,246     (114,630)       198,616    1,080,608     1,280,223      (5,450,346)     (2,890,899)

                             See accompanying notes.

                                    VL-R-5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2007 and 2006

                                                                                                Divisions
                                                                 -----------------------------------------------------------------
                                                                                   AIM V.I.                         Alger American
                                                                 AIM V.I. Core  International  AIM V.I. Premier    Leveraged AllCap
                                                                 Equity Fund -  Growth Fund -    Equity Fund -   Portfolio - Class O
                                                                    Series I       Series I         Series I            Shares
                                                                 -------------------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                   $    48,358   $    (36,415)    $         --       $   (21,772)
   Net realized gain (loss) on investments                            314,674      1,022,889               --           189,058
   Capital gain distributions from mutual funds                            --             --               --                --
   Net change in unrealized appreciation (depreciation) of
      investments                                                     609,077        717,369               --           661,123
                                                                  -----------   ------------     ------------       -----------
Increase (decrease) in net assets resulting from operations           972,109      1,703,843               --           828,409
                                                                  -----------   ------------     ------------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                     1,693,409      1,807,244               --           485,822
   Net transfers from (to) other Divisions or fixed rate option    (1,088,581)     1,825,397               --           832,603
   Internal rollovers                                                      --          2,183               --             1,229
   Cost of insurance and other charges                             (1,315,942)      (991,198)              --          (221,707)
   Administrative charges                                             (65,777)       (83,707)              --           (22,057)
   Policy loans                                                      (138,867)      (166,716)              --            (3,372)
   Death benefits                                                     (30,316)       (49,532)              --                (8)
   Withdrawals                                                       (558,613)      (491,866)              --           (28,554)
                                                                  -----------   ------------     ------------       -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                    (1,504,687)     1,851,805               --         1,043,956
                                                                  -----------   ------------     ------------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (532,578)     3,555,648               --         1,872,365
NET ASSETS:
   Beginning of year                                               13,342,364     11,904,546               --         2,286,825
                                                                  -----------   ------------     ------------       -----------
   End of year                                                    $12,809,786   $ 15,460,194     $         --       $ 4,159,190
                                                                  ===========   ============     ============       ===========
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                   $     9,689   $     43,661     $    105,168       $   (11,375)
   Net realized gain (loss) on investments                             23,101        834,180        1,344,830            29,495
   Capital gain distributions from mutual funds                            --             --               --                --
   Net change in unrealized appreciation (depreciation) of
      investments                                                   1,035,524      1,524,936         (774,690)          256,959
                                                                  -----------   ------------     ------------       -----------
Increase (decrease) in net assets resulting from operations         1,068,314      2,402,777          675,308           275,079
                                                                  -----------   ------------     ------------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                     1,320,405      1,531,993          651,935           530,629
   Net transfers from (to) other Divisions or fixed rate option    12,882,196      1,945,861      (13,314,453)          616,919
   Internal rollovers                                                     190          2,416               --             2,615
   Cost of insurance and other charges                               (956,724)      (819,984)        (477,989)         (145,783)
   Administrative charges                                             (53,941)       (66,896)         (25,861)          (26,555)
   Policy loans                                                      (217,297)      (217,456)         (58,474)          (12,093)
   Death benefits                                                     (94,289)      (109,287)          (1,256)               --
   Withdrawals                                                       (606,490)      (596,985)        (276,220)           (6,097)
                                                                  -----------   ------------     ------------       -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                    12,274,050      1,669,662      (13,502,318)          959,635
                                                                  -----------   ------------     ------------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            13,342,364      4,072,439      (12,827,010)        1,234,714
NET ASSETS:
   Beginning of year                                                       --      7,832,107       12,827,010         1,052,111
                                                                  -----------   ------------     ------------       -----------
   End of year                                                    $13,342,364   $ 11,904,546     $         --       $ 2,286,825
                                                                  ===========   ============     ============       ===========

                            See accompanying notes.

                                    VL-R-6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                         Divisions
                                                         -----------------------------------------------------------------------
                                                          Alger American                                           Dreyfus IP
                                                           MidCap Growth      American Century    Credit Suisse    MidCap Stock
                                                         Portfolio - Class O   VP Value Fund -  Small Cap Core I   Portfolio -
                                                              Shares               Class I          Portfolio     Initial Shares
                                                         -----------------------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                              $  (16,115)        $   149,580       $  (13,702)       $  (16,278)
   Net realized gain (loss) on investments                       45,949             221,659           25,174            75,090
   Capital gain distributions from mutual funds                 292,506           1,464,353               --           635,896
   Net change in unrealized appreciation (depreciation)
      of investments                                            281,764          (2,955,738)         (45,816)         (651,878)
                                                             ----------         -----------       ----------        ----------
Increase (decrease) in net assets resulting from
   operations                                                   604,104          (1,120,146)         (34,344)           42,830
                                                             ----------         -----------       ----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                 439,023           2,625,948          422,172           747,954
   Net transfers from (to) other Divisions or fixed
      rate option                                               405,894             901,597           50,462          (142,221)
   Internal rollovers                                                --               3,208               92               397
   Cost of insurance and other charges                         (222,328)         (1,525,786)        (205,982)         (475,539)
   Administrative charges                                       (23,373)           (134,435)         (21,029)          (36,580)
   Policy loans                                                 (10,721)           (181,986)         (37,687)          (51,945)
   Death benefits                                                  (228)           (149,464)          (1,171)           (2,047)
   Withdrawals                                                  (62,898)           (511,115)         (42,856)         (198,707)
                                                             ----------         -----------       ----------        ----------
Increase (decrease) in net assets resulting from
   principal transactions                                       525,369           1,027,967          164,001          (158,688)
                                                             ----------         -----------       ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       1,129,473             (92,179)         129,657          (115,858)
NET ASSETS:
   Beginning of year                                          1,869,372          17,612,916        1,830,404         5,228,007
                                                             ----------         -----------       ----------        ----------
   End of year                                               $2,998,845         $17,520,737       $1,960,061        $5,112,149
                                                             ==========         ===========       ==========        ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                              $  (11,700)        $   100,153       $  (12,061)       $  (16,318)
   Net realized gain (loss) on investments                       45,760             465,305           38,702            76,012
   Capital gain distributions from mutual funds                 233,346           1,341,492               --           785,785
   Net change in unrealized appreciation (depreciation)
      of investments                                           (116,555)            777,086           12,446          (516,371)
                                                             ----------         -----------       ----------        ----------
Increase (decrease) in net assets resulting from
   operations                                                   150,851           2,684,036           39,087           329,108
                                                             ----------         -----------       ----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                 424,590           2,696,932          332,665           928,653
   Net transfers from (to) other Divisions or fixed
      rate option                                                92,821            (315,229)         226,847            23,078
   Internal rollovers                                             1,861               3,970               --             1,603
   Cost of insurance and other charges                         (196,063)         (1,498,073)        (200,231)         (495,316)
   Administrative charges                                       (21,727)           (132,163)         (16,371)          (45,433)
   Policy loans                                                 (27,097)           (100,103)         (16,342)          (25,963)
   Death benefits                                                    --             (48,479)              (2)           (1,952)
   Withdrawals                                                  (24,696)           (630,156)         (50,269)         (106,741)
                                                             ----------         -----------       ----------        ----------
Increase (decrease) in net assets resulting from
   principal transactions                                       249,689             (23,301)         276,297           277,929
                                                             ----------         -----------       ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         400,540           2,660,735          315,384           607,037
NET ASSETS:
   Beginning of year                                          1,468,832          14,952,181        1,515,020         4,620,970
                                                             ----------         -----------       ----------        ----------
   End of year                                               $1,869,372         $17,612,916       $1,830,404        $5,228,007
                                                             ==========         ===========       ==========        ==========

                            See accompanying notes.

                                    VL-R-7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                               Divisions
                                                                        ------------------------------------------------------
                                                                         Dreyfus VIF   Dreyfus VIF  Fidelity VIP
                                                                         Developing      Quality        Asset     Fidelity VIP
                                                                           Leaders         Bond        Manager     Contrafund
                                                                         Portfolio -   Portfolio -   Portfolio -  Portfolio -
                                                                           Initial       Initial       Service      Service
                                                                           Shares         Shares       Class 2      Class 2
                                                                        ------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                         $      3,458    $  356,891   $  296,292   $    28,789
   Net realized gain (loss) on investments                                    61,531       (24,019)     276,877     1,306,223
   Capital gain distributions from mutual funds                            1,473,816            --      165,452     9,797,857
   Net change in unrealized appreciation (depreciation) of investments    (2,874,673)      (89,867)     161,035    (5,568,254)
                                                                        ------------    ----------   ----------   -----------
Increase (decrease) in net assets resulting from operations               (1,335,868)      243,005      899,656     5,564,615
                                                                        ------------    ----------   ----------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                            1,671,032     1,157,046      829,658     5,142,759
   Net transfers from (to) other Divisions or fixed rate option             (122,732)     (147,135)     (27,297)    1,420,899
   Internal rollovers                                                          4,216         6,123        7,559        24,885
   Cost of insurance and other charges                                    (1,069,187)     (816,608)    (525,996)   (2,500,048)
   Administrative charges                                                    (73,892)      (57,010)     (40,042)     (255,274)
   Policy loans                                                             (179,198)     (150,530)     (45,144)     (212,828)
   Death benefits                                                             (6,527)       (2,585)     (26,708)      (16,555)
   Withdrawals                                                              (448,853)     (153,510)    (436,963)     (671,198)
                                                                        ------------    ----------   ----------   -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                             (225,141)     (164,209)    (264,933)    2,932,640
                                                                        ------------    ----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (1,561,009)       78,796      634,723     8,497,255
NET ASSETS:
   Beginning of year                                                      11,745,505     8,682,661    5,659,243    32,001,369
                                                                        ------------    ----------   ----------   -----------
   End of year                                                          $ 10,184,496    $8,761,457   $6,293,966   $40,498,624
                                                                        ============    ==========   ==========   ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                         $    (35,622)   $  323,409   $   93,579   $    95,528
   Net realized gain (loss) on investments                                   198,431       (27,971)      87,138     1,566,138
   Capital gain distributions from mutual funds                              978,648            --           --     2,505,870
   Net change in unrealized appreciation (depreciation) of investments      (834,177)       (6,009)     161,458    (1,339,399)
                                                                        ------------    ----------   ----------   -----------
Increase (decrease) in net assets resulting from operations                  307,280       289,429      342,175     2,828,137
                                                                        ------------    ----------   ----------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                            1,969,882     1,449,497      780,955     4,923,210
   Net transfers from (to) other Divisions or fixed rate option             (387,563)       15,458      123,800     2,435,931
   Internal rollovers                                                         10,323         9,234       13,162        62,573
   Cost of insurance and other charges                                    (1,170,266)     (851,992)    (511,833)   (2,112,995)
   Administrative charges                                                    (87,392)      (71,782)     (39,787)     (237,749)
   Policy loans                                                             (128,184)      (52,220)     (57,185)     (394,731)
   Death benefits                                                            (49,652)       (1,602)      (2,268)         (147)
   Withdrawals                                                              (588,301)     (197,858)    (181,052)     (881,154)
                                                                        ------------    ----------   ----------   -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                             (431,153)      298,735      125,792     3,794,938
                                                                        ------------    ----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (123,873)      588,164      467,967     6,623,075
NET ASSETS:
   Beginning of year                                                      11,869,378     8,094,497    5,191,276    25,378,294
                                                                        ------------    ----------   ----------   -----------
   End of year                                                          $ 11,745,505    $8,682,661   $5,659,243   $32,001,369
                                                                        ============    ==========   ==========   ===========

                            See accompanying notes.

                                    VL-R-8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                                Divisions
                                                                        -------------------------------------------------------
                                                                        Fidelity VIP   Fidelity VIP  Fidelity VIP  Fidelity VIP
                                                                        Equity-Income  Freedom 2020  Freedom 2025  Freedom 2030
                                                                         Portfolio -    Portfolio -   Portfolio -  Portfolio -
                                                                           Service        Service       Service       Service
                                                                           Class 2        Class 2       Class 2       Class 2
                                                                        -------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                          $   218,390      $   689    $  1,566        $  4,679
   Net realized gain (loss) on investments                                   544,838        2,068       2,064           4,105
   Capital gain distributions from mutual funds                            1,895,188        1,327       3,496          11,619
   Net change in unrealized appreciation (depreciation) of investments    (2,548,652)      (1,799)        939          (1,943)
                                                                         -----------      -------    --------        --------
Increase (decrease) in net assets resulting from operations                  109,764        2,285       8,065          18,460
                                                                         -----------      -------    --------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                            3,045,278       23,011      47,377         106,306
   Net transfers from (to) other Divisions or fixed rate option            1,078,483       24,349      37,609         232,440
   Internal rollovers                                                          2,226           --          --              --
   Cost of insurance and other charges                                    (1,739,644)      (9,781)    (17,488)        (62,067)
   Administrative charges                                                   (154,333)      (1,141)     (2,368)         (5,444)
   Policy loans                                                             (270,249)          --          --              --
   Death benefits                                                           (105,907)        (112)         --              --
   Withdrawals                                                              (665,356)        (128)    (13,908)        (10,878)
                                                                         -----------      -------    --------        --------
Increase (decrease) in net assets resulting from principal
   transactions                                                            1,190,498       36,198      51,222         260,357
                                                                         -----------      -------    --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,300,262       38,483      59,287         278,817
NET ASSETS:
   Beginning of year                                                      21,085,399       10,492      54,891          64,516
                                                                         -----------      -------    --------        --------
   End of year                                                           $22,385,661      $48,975    $114,178        $343,333
                                                                         ===========      =======    ========        ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                          $   428,596      $   113    $    709        $    774
   Net realized gain (loss) on investments                                   652,056           18          53             199
   Capital gain distributions from mutual funds                            2,313,819           93         744             661
   Net change in unrealized appreciation (depreciation) of investments       (88,746)         521         518             222
                                                                         -----------      -------    --------        --------
Increase (decrease) in net assets resulting from operations                3,305,725          745       2,024           1,856
                                                                         -----------      -------    --------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                            3,099,899        2,737      12,431          14,163
   Net transfers from (to) other Divisions or fixed rate option              641,299        8,494      43,130          53,451
   Internal rollovers                                                         18,534           --         398              --
   Cost of insurance and other charges                                    (1,683,145)      (1,347)     (2,470)         (4,256)
   Administrative charges                                                   (155,094)        (137)       (622)           (698)
   Policy loans                                                             (348,669)          --          --              --
   Death benefits                                                            (21,750)          --          --              --
   Withdrawals                                                              (996,983)          --          --              --
                                                                         -----------      -------    --------        --------
Increase (decrease) in net assets resulting from principal
   transactions                                                              554,091        9,747      52,867          62,660
                                                                         -----------      -------    --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    3,859,816       10,492      54,891          64,516
NET ASSETS:
   Beginning of year                                                      17,225,583           --          --              --
                                                                         -----------      -------    --------        --------
   End of year                                                           $21,085,399      $10,492    $ 54,891        $ 64,516
                                                                         ===========      =======    ========        ========

                            See accompanying notes.

                                    VL-R-9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                            Divisions
                                                                        ---------------------------------------------------
                                                                                                                  Franklin
                                                                                                      Franklin   Templeton
                                                                                                      Templeton   Franklin
                                                                                                      Franklin     Small-
                                                                        Fidelity VIP  Fidelity VIP    Small Cap    Mid Cap
                                                                           Growth       Mid Cap         Value      Growth
                                                                         Portfolio -  Portfolio -    Securities  Securities
                                                                           Service      Service        Fund -      Fund -
                                                                           Class 2      Class 2        Class 2     Class 2
                                                                        ---------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                         $   (53,440)   $  (16,367)  $    (1,158) $   (846)
   Net realized gain (loss) on investments                                  463,348        69,174       372,762     5,436
   Capital gain distributions from mutual funds                              11,419       651,238       665,442     8,025
   Net change in unrealized appreciation (depreciation) of investments    3,246,459       313,822    (1,399,349)   (1,643)
                                                                        -----------    ----------   -----------  --------
Increase (decrease) in net assets resulting from operations               3,667,786     1,017,867      (362,303)   10,972
                                                                        -----------    ----------   -----------  --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                           2,514,057     1,857,925     1,568,340     1,278
   Net transfers from (to) other Divisions or fixed rate option             510,496     1,245,157    (1,185,578)  (10,290)
   Internal rollovers                                                        16,897         4,834         5,763        --
   Cost of insurance and other charges                                   (1,436,520)     (769,576)     (490,415)   (3,071)
   Administrative charges                                                  (129,101)      (99,198)      (82,623)       --
   Policy loans                                                            (162,351)      (53,493)      104,016        67
   Death benefits                                                           (17,384)       (1,273)      (22,505)       --
   Withdrawals                                                             (548,752)     (285,380)      (74,580)       --
                                                                        -----------    ----------   -----------  --------
Increase (decrease) in net assets resulting from principal
   transactions                                                             747,342     1,898,996      (177,582)  (12,016)
                                                                        -----------    ----------   -----------  --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   4,415,128     2,916,863      (539,885)   (1,044)
NET ASSETS:
   Beginning of year                                                     13,810,807     6,384,993     8,478,084   108,582
                                                                        -----------    ----------   -----------  --------
   End of year                                                          $18,225,935    $9,301,856   $ 7,938,199  $107,538
                                                                        ===========    ==========   ===========  ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                         $   (70,847)   $  (32,537)  $    (5,004) $   (804)
   Net realized gain (loss) on investments                                  204,881       294,963       111,683     6,506
   Capital gain distributions from mutual funds                                  --       659,262       198,975        --
   Net change in unrealized appreciation (depreciation) of investments      630,876      (375,386)      578,082     3,158
                                                                        -----------    ----------   -----------  --------
Increase (decrease) in net assets resulting from operations                 764,910       546,302       883,736     8,860
                                                                        -----------    ----------   -----------  --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                           2,823,425     1,813,879     1,387,979     1,443
   Net transfers from (to) other Divisions or fixed rate option             (65,672)     (167,074)    2,276,973     3,860
   Internal rollovers                                                        45,852         6,514        19,070        --
   Cost of insurance and other charges                                   (1,458,192)     (551,666)     (360,580)   (2,602)
   Administrative charges                                                  (143,780)      (94,728)      (72,730)       --
   Policy loans                                                            (130,916)      (36,108)      (19,981)     (431)
   Death benefits                                                            (2,075)      (34,180)         (150)       --
   Withdrawals                                                             (356,477)     (115,302)      (98,655)  (35,641)
                                                                        -----------    ----------   -----------  --------
Increase (decrease) in net assets resulting from principal
   transactions                                                             712,165       821,335     3,131,926   (33,371)
                                                                        -----------    ----------   -----------  --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   1,477,075     1,367,637     4,015,662   (24,511)
NET ASSETS:
   Beginning of year                                                     12,333,732     5,017,356     4,462,422   133,093
                                                                        -----------    ----------   -----------  --------
   End of year                                                          $13,810,807    $6,384,993   $ 8,478,084  $108,582
                                                                        ===========    ==========   ===========  ========

                            See accompanying notes.

                                    VL-R-10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                            Divisions
                                                             -----------------------------------------------------------------------
                                                                 Franklin                              Franklin        Goldman Sachs
                                                                 Templeton          Franklin           Templeton        VIT Capital
                                                               Franklin U.S.    Templeton Mutual       Templeton       Growth Fund -
                                                             Government Fund  Shares Securities   Foreign Securities  Institutional
                                                                 - Class 2      Fund - Class 2       Fund - Class 2       Shares
                                                             -----------------------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                $   386,586       $   135,931         $   187,045        $   (18,376)
   Net realized gain (loss) on investments                        (101,810)        2,897,123           3,789,292            112,895
   Capital gain distributions from mutual funds                         --           645,392             666,042                 --
   Net change in unrealized appreciation (depreciation) of
   investments                                                     215,839        (3,207,198)         (2,617,503)           581,742
                                                               -----------       -----------         -----------        -----------
Increase (decrease) in net assets resulting from operations        500,615           471,248           2,024,876            676,261
                                                               -----------       -----------         -----------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                    799,879         1,886,596           1,046,802                 --
   Net transfers from (to) other Divisions or fixed rate
   option                                                          214,828          (336,451)            676,387             (3,751)
   Internal rollovers                                                  700               295               2,787                 --
   Cost of insurance and other charges                          (1,046,702)         (958,070)           (934,803)          (431,633)
   Administrative charges                                          (39,745)          (86,776)            (50,796)              (128)
   Policy loans                                                    (14,980)         (207,258)            (39,104)            (5,564)
   Death benefits                                                     (653)          (48,927)                 (9)                --
   Withdrawals                                                  (5,857,149)       (5,553,788)         (7,229,003)            (5,179)
                                                               -----------       -----------         -----------        -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                 (5,943,822)       (5,304,379)         (6,527,739)          (446,255)
                                                               -----------       -----------         -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (5,443,207)       (4,833,131)         (4,502,863)           230,006
NET ASSETS:
   Beginning of year                                             9,397,225        16,532,350          13,623,733          7,172,977
                                                               -----------       -----------         -----------        -----------
   End of year                                                 $ 3,954,018       $11,699,219         $ 9,120,870        $ 7,402,983
                                                               ===========       ===========         ===========        ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                $   333,977       $    77,927         $    68,577        $   (30,055)
   Net realized gain (loss) on investments                        (224,502)          335,389             763,949            436,754
   Capital gain distributions from mutual funds                         --           430,467                  --                 --
   Net change in unrealized appreciation (depreciation) of
   investments                                                     190,212         1,310,423           1,507,480            251,412
                                                               -----------       -----------         -----------        -----------
Increase (decrease) in net assets resulting from operations        299,687         2,154,206           2,340,006            658,111
                                                               -----------       -----------         -----------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                    763,320         1,545,202             929,895                 --
   Net transfers from (to) other Divisions or fixed rate
   option                                                       (1,008,803)        4,614,713             233,690         (1,476,643)
   Internal rollovers                                                1,038             1,845              13,144                 --
   Cost of insurance and other charges                          (1,044,809)         (803,603)           (854,453)          (387,609)
   Administrative charges                                          (37,501)          (71,880)            (44,477)              (223)
   Policy loans                                                    (11,394)          (17,718)            (58,675)              (301)
   Death benefits                                                   (1,616)           (2,661)             (2,843)                --
Withdrawals                                                     (2,936,287)         (263,351)           (302,716)            (6,220)
                                                               -----------       -----------         -----------        -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                 (4,276,052)        5,002,547             (86,435)        (1,870,996)
                                                               -----------       -----------         -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (3,976,365)        7,156,753           2,253,571         (1,212,885)
NET ASSETS:
   Beginning of year                                            13,373,590         9,375,597          11,370,162          8,385,862
                                                               -----------       -----------         -----------        -----------
   End of year                                                 $ 9,397,225       $16,532,350         $13,623,733        $ 7,172,977
                                                               ===========       ===========         ===========        ===========

                             See accompanying notes.

                                     VL-R-11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                 Divisions
                                                             --------------------------------------------------------------------
                                                                Janus Aspen    Janus Aspen Mid    Janus Aspen
                                                               International     Cap Growth     Worldwide Growth     JPMorgan Mid
                                                             Growth Portfolio    Portfolio -    Portfolio - Service     Cap Value
                                                             - Service Shares  Service Shares       Shares            Portfolio
                                                             --------------------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                $   (34,418)       $  (25,339)       $   (6,040)      $     6,428
   Net realized gain (loss) on investments                       1,247,694           213,905           143,373            43,714
   Capital gain distributions from mutual funds                         --            21,785                --           156,357
   Net change in unrealized appreciation (depreciation) of
      investments                                                2,217,594           523,137           242,397          (142,272)
                                                               -----------        ----------        ----------       -----------
Increase (decrease) in net assets resulting from operations      3,430,870           733,488           379,730            64,227
                                                               -----------        ----------        ----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  1,805,036           635,061           696,597                --
   Net transfers from (to) other Divisions or fixed rate
      option                                                     2,852,200           299,597           613,566          (136,085)
   Internal rollovers                                                2,895             5,814                --                --
   Cost of insurance and other charges                            (906,893)         (356,533)         (413,377)          (39,222)
   Administrative charges                                          (91,389)          (31,630)          (35,701)              (39)
   Policy loans                                                   (148,584)          (44,660)          (34,625)          (11,014)
   Death benefits                                                  (84,929)           (5,334)             (653)               --
   Withdrawals                                                    (718,937)         (201,826)         (148,583)          (22,478)
                                                               -----------        ----------        ----------       -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                  2,709,399           300,489           677,224          (208,838)
                                                               -----------        ----------        ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          6,140,269         1,033,977         1,056,954          (144,611)
NET ASSETS:
   Beginning of year                                            11,982,835         3,385,585         4,430,624         3,498,961
                                                               -----------        ----------        ----------       -----------
   End of year                                                 $18,123,104        $4,419,562        $5,487,578       $ 3,354,350
                                                               ===========        ==========        ==========       ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                $   105,155        $  (21,547)       $   37,848       $    (1,642)
   Net realized gain (loss) on investments                         688,113           259,677           137,455           201,881
   Capital gain distributions from mutual funds                         --                --                --            93,681
   Net change in unrealized appreciation (depreciation) of
      investments                                                2,171,821           128,325           483,941           255,664
                                                               -----------        ----------        ----------       -----------
Increase (decrease) in net assets resulting from operations      2,965,089           366,455           659,244           549,584
                                                               -----------        ----------        ----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  1,159,684           572,813           722,944           445,024
   Net transfers from (to) other Divisions or fixed rate
      option                                                     3,835,895             7,654          (201,972)       (1,271,831)
   Internal rollovers                                                3,541             8,440             4,876             3,174
   Cost of insurance and other charges                            (764,047)         (335,512)         (412,870)         (103,499)
   Administrative charges                                          (57,976)          (28,857)          (37,481)          (22,428)
   Policy loans                                                    (63,516)          (31,596)          (62,349)          (17,157)
   Death benefits                                                     (145)               --           (16,309)               81
   Withdrawals                                                    (149,200)         (133,652)         (217,347)         (108,604)
                                                               -----------        ----------        ----------       -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                  3,964,236            59,290          (220,508)       (1,075,240)
                                                               -----------        ----------        ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          6,929,325           425,745           438,736          (525,656)
NET ASSETS:
   Beginning of year                                             5,053,510         2,959,840         3,991,888         4,024,617
                                                               -----------        ----------        ----------       -----------
   End of year                                                 $11,982,835        $3,385,585        $4,430,624       $ 3,498,961
                                                               ===========        ==========        ==========       ===========

                             See accompanying notes.

                                     VL-R-12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                             Divisions
                                                             ----------------------------------------------------------------------
                                                                                                     MFS VIT
                                                                                 MFS VIT Core     Emerging Growth      MFS VIT New
                                                               JPMorgan Small   Equity Series -  Series - Initial  Discovery Series
                                                             Company Portfolio   Initial Class         Class        - Initial Class
                                                             ----------------------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                  $  (21,443)      $  (17,368)       $   (92,828)      $  (30,375)
   Net realized gain (loss) on investments                           39,844          120,731            387,084          155,189
   Capital gain distributions from mutual funds                     138,101               --                 --          299,872
   Net change in unrealized appreciation (depreciation) of
      investments                                                  (366,499)         362,456          2,086,252         (345,825)
                                                                 ----------       ----------        -----------       ----------
Increase (decrease) in net assets resulting from operations        (209,997)         465,819          2,380,508           78,861
                                                                 ----------       ----------        -----------       ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                     499,756          673,852          1,636,893          629,526
   Net transfers from (to) other Divisions or fixed rate
      option                                                        269,742         (113,784)          (162,395)         (92,881)
   Internal rollovers                                                 1,353           14,899             17,423              295
   Cost of insurance and other charges                             (279,266)        (493,153)        (1,207,539)        (388,627)
   Administrative charges                                           (23,633)         (35,064)           (66,790)         (31,078)
   Policy loans                                                     (11,200)         (29,342)          (183,064)         (69,575)
   Death benefits                                                      (105)          (5,556)           (17,846)          (3,388)
   Withdrawals                                                      (43,866)        (179,000)          (631,066)        (171,891)
                                                                 ----------       ----------        -----------       ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                     412,781         (167,148)          (614,384)        (127,619)
                                                                 ----------       ----------        -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             202,784          298,671          1,766,124          (48,758)
NET ASSETS:
   Beginning of year                                              2,730,571        4,520,898         12,087,434        4,151,962
                                                                 ----------       ----------        -----------       ----------
   End of year                                                   $2,933,355       $4,819,569        $13,853,558       $4,103,204
                                                                 ==========       ==========        ===========       ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                  $  (15,814)      $  (10,326)       $   (87,148)      $  (27,484)
   Net realized gain (loss) on investments                           56,457           88,619            319,599          116,523
   Capital gain distributions from mutual funds                      58,942               --                 --           69,343
   Net change in unrealized appreciation (depreciation) of
      investments                                                   209,632          447,816            579,361          305,617
                                                                 ----------       ----------        -----------       ----------
Increase (decrease) in net assets resulting from operations         309,217          526,109            811,812          463,999
                                                                 ----------       ----------        -----------       ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                     413,486          825,232          1,987,547          689,882
   Net transfers from (to) other Divisions or fixed rate
      option                                                        332,503         (275,950)          (752,983)         (26,023)
   Internal rollovers                                                 3,038           42,045             34,328           11,647
   Cost of insurance and other charges                             (214,204)        (518,563)        (1,341,963)        (508,787)
   Administrative charges                                           (19,993)         (42,869)           (80,358)         (34,172)
   Policy loans                                                     (25,021)         (54,329)          (187,732)         (40,268)
   Death benefits                                                        (4)          (2,276)           (96,755)              (4)
   Withdrawals                                                      (75,361)        (177,009)          (853,221)        (113,603)
                                                                 ----------       ----------        -----------       ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                     414,444         (203,719)        (1,291,137)         (21,328)
                                                                 ----------       ----------        -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             723,661          322,390           (479,325)         442,671
NET ASSETS:
   Beginning of year                                              2,006,910        4,198,508         12,566,759        3,709,291
                                                                 ----------       ----------        -----------       ----------
   End of year                                                   $2,730,571       $4,520,898        $12,087,434       $4,151,962
                                                                 ==========       ==========        ===========       ==========

                             See accompanying notes.

                                     VL-R-13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                               Divisions
                                                                        ------------------------------------------------------
                                                                                                       Neuberger
                                                                                          MFS VIT      Berman AMT   Neuberger
                                                                            MFS VIT        Total        Mid-Cap     Berman AMT
                                                                           Research       Return         Growth      Partners
                                                                           Series -      Series -     Portfolio -  Portfolio -
                                                                        Initial Class  Initial Class    Class I      Class I
                                                                        ------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                          $     (638)     $  13,975    $  (39,382)   $   (136)
   Net realized gain (loss) on investments                                  115,761         13,487       248,536       5,703
   Capital gain distributions from mutual funds                                  --         18,853            --      10,717
   Net change in unrealized appreciation (depreciation) of investments      185,491        (19,353)      711,871      (7,137)
                                                                         ----------      ---------    ----------    --------
Increase (decrease) in net assets resulting from operations                 300,614         26,962       921,025       9,147
                                                                         ----------      ---------    ----------    --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             402,406          4,627       699,989       1,286
   Net transfers from (to) other Divisions or fixed rate option               2,066        (19,979)    2,438,702      (6,474)
   Internal rollovers                                                         1,385             --        12,464          --
   Cost of insurance and other charges                                     (251,098)       (39,244)     (417,096)     (3,943)
   Administrative charges                                                   (20,200)            --       (35,796)         --
   Policy loans                                                             (35,467)          (279)      (34,602)     (1,893)
   Death benefits                                                              (773)            --        (6,387)         --
   Withdrawals                                                             (109,810)       (14,570)     (176,427)         --
                                                                         ----------      ---------    ----------    --------
Increase (decrease) in net assets resulting from principal
   transactions                                                             (11,491)       (69,445)    2,480,847     (11,024)
                                                                         ----------      ---------    ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     289,123        (42,483)    3,401,872      (1,877)
NET ASSETS:
   Beginning of year                                                      2,381,244        775,099     4,591,606     111,195
                                                                         ----------      ---------    ----------    --------
   End of year                                                           $2,670,367      $ 732,616    $7,993,478    $109,318
                                                                         ==========      =========    ==========    ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                          $   (4,617)     $  13,350    $  (28,615)   $    (33)
   Net realized gain (loss) on investments                                   59,542         11,625       176,053       5,175
   Capital gain distributions from mutual funds                                  --         25,854            --      12,005
   Net change in unrealized appreciation (depreciation) of investments      154,953         29,002       389,383      (5,263)
                                                                         ----------      ---------    ----------    --------
Increase (decrease) in net assets resulting from operations                 209,878         79,831       536,821      11,884
                                                                         ----------      ---------    ----------    --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             441,240         10,697       728,925       1,480
   Net transfers from (to) other Divisions or fixed rate option              (1,925)        (1,385)      300,319       2,288
   Internal rollovers                                                         1,895             --        37,607          --
   Cost of insurance and other charges                                     (246,752)       (42,538)     (397,340)     (3,285)
   Administrative charges                                                   (22,315)            --       (37,627)         --
   Policy loans                                                             (30,978)        (7,202)      (28,773)     (1,833)
   Death benefits                                                                (3)            --        (1,842)         --
   Withdrawals                                                              (47,513)       (84,421)      (97,962)    (10,133)
                                                                         ----------      ---------    ----------    --------
Increase (decrease) in net assets resulting from principal
   transactions                                                              93,649       (124,849)      503,307     (11,483)
                                                                         ----------      ---------    ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     303,527        (45,018)    1,040,128         401
NET ASSETS:
   Beginning of year                                                      2,077,717        820,117     3,551,478     110,794
                                                                         ----------      ---------    ----------    --------
   End of year                                                           $2,381,244      $ 775,099    $4,591,606    $111,195
                                                                         ==========      =========    ==========    ========

                            See accompanying notes.

                                    VL-R-14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                                Divisions
                                                                        ----------------------------------------------------------
                                                                                     Oppenheimer  Oppenheimer       PIMCO VIT
                                                                        Oppenheimer     Global       High      CommodityRealReturn
                                                                          Balanced    Securities    Income           Strategy
                                                                         Fund/VA -    Fund/VA -    Fund/VA -       Portfolio -
                                                                        Non-Service  Non-Service  Non-Service     Administrative
                                                                          Shares        Shares      Shares            Class
                                                                        ----------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                          $   25,530   $   17,012    $  7,091        $   34,674
   Net realized gain (loss) on investments                                   10,741      159,906         766            (1,745)
   Capital gain distributions from mutual funds                             115,688      204,802          --                --
   Net change in unrealized appreciation (depreciation) of investments     (109,094)    (161,617)     (8,614)           66,558
                                                                         ----------   ----------    --------        ----------
Increase (decrease) in net assets resulting from operations                  42,865      220,103        (757)           99,487
                                                                         ----------   ----------    --------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             385,455    1,056,422         960            92,740
   Net transfers from (to) other Divisions or fixed rate option             200,894    1,714,533      (2,907)        1,332,269
   Internal rollovers                                                            --        3,901          --                --
   Cost of insurance and other charges                                     (204,520)    (481,527)     (3,667)          (29,154)
   Administrative charges                                                   (19,487)     (55,337)         --            (4,645)
   Policy loans                                                             (17,362)     (24,497)     (1,140)             (171)
   Death benefits                                                              (135)        (338)         --                --
   Withdrawals                                                              (17,984)     (87,770)         --                --
                                                                         ----------   ----------    --------        ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                             326,861    2,125,387      (6,754)        1,391,039
                                                                         ----------   ----------    --------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     369,726    2,345,490      (7,511)        1,490,526
NET ASSETS:
   Beginning of year                                                      1,365,866    4,043,499     110,446           255,132
                                                                         ----------   ----------    --------        ----------
   End of year                                                           $1,735,592   $6,388,989    $102,935        $1,745,658
                                                                         ==========   ==========    ========        ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                          $   13,950   $    6,283    $  7,130        $    6,561
   Net realized gain (loss) on investments                                     (199)     131,058         290              (143)
   Capital gain distributions from mutual funds                              47,536      143,963          --             1,003
   Net change in unrealized appreciation (depreciation) of investments       55,219      239,263       1,415           (16,727)
                                                                         ----------   ----------    --------        ----------
Increase (decrease) in net assets resulting from operations                 116,506      520,567       8,835            (9,306)
                                                                         ----------   ----------    --------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             312,959      933,531       4,297             4,357
   Net transfers from (to) other Divisions or fixed rate option             208,785      655,581          32           266,099
   Internal rollovers                                                         3,148        3,958          --                --
   Cost of insurance and other charges                                     (152,299)    (379,298)     (3,662)           (5,113)
   Administrative charges                                                   (15,881)     (47,436)         --              (228)
   Policy loans                                                              (6,912)     (41,231)     (1,833)               --
   Death benefits                                                                --           --          --                --
   Withdrawals                                                              (48,568)     (42,931)     (2,588)             (677)
                                                                         ----------   ----------    --------        ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                             301,232    1,082,174      (3,754)          264,438
                                                                         ----------   ----------    --------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     417,738    1,602,741       5,081           255,132
NET ASSETS:
   Beginning of year                                                        948,128    2,440,758     105,365                --
                                                                         ----------   ----------    --------        ----------
   End of year                                                           $1,365,866   $4,043,499    $110,446        $  255,132
                                                                         ==========   ==========    ========        ==========

                            See accompanying notes.

                                    VL-R-15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                                  Divisions
                                                                        -----------------------------------------------------------
                                                                                                           PIMCO VIT
                                                                           PIMCO VIT       PIMCO VIT         Total        Pioneer
                                                                          Real Return     Short-Term        Return         Fund
                                                                          Portfolio -     Portfolio -     Portfolio -       VCT
                                                                        Administrative  Administrative  Administrative  Portfolio -
                                                                            Class            Class           Class        Class I
                                                                        -----------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $   515,681     $  215,009    $   999,121     $   16,834
   Net realized gain (loss) on investments                                    (84,939)        (5,014)      (120,468)        82,520
   Capital gain distributions from mutual funds                                32,060             --             --             --
   Net change in unrealized appreciation (depreciation) of investments        772,599        (10,116)     1,028,735         44,908
                                                                          -----------     ----------    -----------     ----------
Increase (decrease) in net assets resulting from operations                 1,235,401        199,879      1,907,388        144,262
                                                                          -----------     ----------    -----------     ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             2,234,393        802,754      3,954,941        257,981
   Net transfers from (to) other Divisions or fixed rate option               704,839        469,514       (210,075)      (119,664)
   Internal rollovers                                                           3,186            739          4,423             --
   Cost of insurance and other charges                                     (1,375,582)      (590,250)    (1,493,917)      (221,630)
   Administrative charges                                                    (116,944)       (40,706)      (194,957)        (9,046)
   Policy loans                                                              (120,927)       (25,062)       118,919         (5,988)
   Death benefits                                                             (13,618)       (62,479)       (33,943)        (2,126)
   Withdrawals                                                               (349,580)       (94,303)      (402,391)       (73,481)
                                                                          -----------     ----------    -----------     ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                               965,767        460,207      1,743,000       (173,954)
                                                                          -----------     ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     2,201,168        660,086      3,650,388        (29,692)
NET ASSETS:
   Beginning of year                                                       11,744,032      4,984,779     22,661,078      3,299,216
                                                                          -----------     ----------    -----------     ----------
   End of year                                                            $13,945,200     $5,644,865    $26,311,466     $3,269,524
                                                                          ===========     ==========    ===========     ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                           $   438,585     $  175,765    $   696,837     $   19,741
   Net realized gain (loss) on investments                                      9,390         (4,282)      (380,288)        66,362
   Capital gain distributions from mutual funds                               313,163             --        119,901             --
   Net change in unrealized appreciation (depreciation) of investments       (741,458)          (784)       140,867        384,974
                                                                          -----------     ----------    -----------     ----------
Increase (decrease) in net assets resulting from operations                    19,680        170,699        577,317        471,077
                                                                          -----------     ----------    -----------     ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             2,325,664        776,516      3,674,492        295,848
   Net transfers from (to) other Divisions or fixed rate option              (837,509)        30,265     (3,145,448)      (222,509)
   Internal rollovers                                                           2,625          3,158         12,412            877
   Cost of insurance and other charges                                     (1,381,218)      (534,511)    (1,466,627)      (247,435)
   Administrative charges                                                    (114,774)       (38,393)      (175,128)       (10,650)
   Policy loans                                                              (231,220)      (118,749)      (240,984)       (44,157)
   Death benefits                                                             (14,069)        (2,098)        (2,805)            --
   Withdrawals                                                               (370,689)      (156,789)      (791,659)      (176,627)
                                                                          -----------     ----------    -----------     ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                              (621,190)       (40,601)    (2,135,747)      (404,653)
                                                                          -----------     ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (601,510)       130,098     (1,558,430)        66,424
NET ASSETS:
   Beginning of year                                                       12,345,542      4,854,681     24,219,508      3,232,792
                                                                          -----------     ----------    -----------     ----------
   End of year                                                            $11,744,032     $4,984,779    $22,661,078     $3,299,216
                                                                          ===========     ==========    ===========     ==========

                            See accompanying notes.

                                    VL-R-16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                     Divisions
                                                      ---------------------------------------------------------------------------
                                                                                                                       Putnam VT
                                                          Pioneer Growth      Pioneer Mid Cap        Putnam VT         Growth and
                                                        Opportunities VCT        Value VCT       Diversified Income  Income Fund -
                                                       Portfolio - Class I  Portfolio - Class I   Fund - Class IB       Class IB
                                                      ----------------------------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                            $  (35,462)           $     30           $   494,930      $   160,031
   Net realized gain (loss) on investments                     78,216               4,642               (83,039)         996,872
   Capital gain distributions from mutual funds               666,205              17,376                    --        3,195,685
   Net change in unrealized appreciation
      (depreciation) of investments                          (906,723)            (19,223)              (70,985)      (5,147,478)
                                                           ----------            --------           -----------      -----------
Increase (decrease) in net assets resulting from
   operations                                                (197,764)              2,825               340,906         (794,890)
                                                           ----------            --------           -----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               495,683              67,481               541,667        1,979,628
   Net transfers from (to) other Divisions or fixed
      rate option                                            (123,225)            118,447               (50,328)        (151,372)
   Internal rollovers                                              --                 470                 3,356            4,338
   Cost of insurance and other charges                       (434,019)            (24,711)             (523,666)      (1,353,192)
   Administrative charges                                     (19,201)             (3,338)              (26,126)         (94,075)
   Policy loans                                               (69,685)                 66               (22,157)        (125,966)
   Death benefits                                              (2,381)               (302)               (2,119)         (12,028)
   Withdrawals                                               (283,191)             (4,586)           (4,052,457)      (5,081,472)
                                                           ----------            --------           -----------      -----------
Increase (decrease) in net assets resulting from
   principal transactions                                    (436,019)            153,527            (4,131,830)      (4,834,139)
                                                           ----------            --------           -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (633,783)            156,352            (3,790,924)      (5,629,029)
NET ASSETS:
   Beginning of year                                        4,992,392              75,605            11,517,000       21,393,750
                                                           ----------            --------           -----------      -----------
   End of year                                             $4,358,609            $231,957           $ 7,726,076      $15,764,721
                                                           ==========            ========           ===========      ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                            $  (36,577)           $    (79)          $   463,626      $   185,523
   Net realized gain (loss) on investments                     79,869                  (3)               33,585          575,010
   Capital gain distributions from mutual funds                    --                 373                    --          470,152
   Net change in unrealized appreciation
      (depreciation) of investments                           189,546               2,601                68,663        1,620,179
                                                           ----------            --------           -----------      -----------
Increase (decrease) in net assets resulting from
   operations                                                 232,838               2,892               565,874        2,850,864
                                                           ----------            --------           -----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               544,505               7,736             1,561,190        3,097,607
   Net transfers from (to) other Divisions or fixed
      rate option                                             (98,613)             67,239              (367,345)      (1,274,051)
   Internal rollovers                                           3,903                 796                 8,507            7,117
   Cost of insurance and other charges                       (441,521)             (2,497)             (383,769)      (1,478,341)
   Administrative charges                                     (22,070)               (386)             (108,472)        (180,468)
   Policy loans                                              (128,459)                 --               (91,865)        (125,493)
   Death benefits                                                  --                  --                  (662)         (18,989)
   Withdrawals                                               (373,505)               (175)             (120,411)        (881,436)
                                                           ----------            --------           -----------      -----------
Increase (decrease) in net assets resulting from
   principal transactions                                    (515,760)             72,713               497,173         (854,054)
                                                           ----------            --------           -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (282,922)             75,605             1,063,047        1,996,810
NET ASSETS:
   Beginning of year                                        5,275,314                  --            10,453,953       19,396,940
                                                           ----------            --------           -----------      -----------
   End of year                                             $4,992,392            $ 75,605           $11,517,000      $21,393,750
                                                           ==========            ========           ===========      ===========

                            See accompanying notes.

                                    VL-R-17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                   Divisions
                                                      --------------------------------------------------------------------
                                                          Putnam VT
                                                        International    Putnam VT Small                      Putnam VT
                                                      Growth and Income  Cap Value Fund   Putnam VT Vista   Voyager Fund -
                                                       Fund - Class IB    - Class IB      Fund - Class IB       Class IB
                                                      --------------------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                         $    96,133        $    (746)         $ (1,371)         $ (2,980)
   Net realized gain (loss) on investments                  459,098           10,834             2,615            14,914
   Capital gain distributions from mutual funds           1,718,659           45,838                --                --
   Net change in unrealized appreciation
      (depreciation) of investments                      (1,716,034)        (109,046)            4,177             6,587
                                                        -----------        ---------          --------          --------
Increase (decrease) in net assets resulting from
   operations                                               557,856          (53,120)            5,421            18,521
                                                        -----------        ---------          --------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           1,123,554            8,389             5,596             8,159
   Net transfers from (to) other Divisions or fixed
      rate option                                           664,571          (19,195)           (5,140)          (33,257)
   Internal rollovers                                         1,670               --                --                --
   Cost of insurance and other charges                     (731,878)          (9,199)           (2,318)          (16,971)
   Administrative charges                                   (51,467)              --                --                --
   Policy loans                                             (48,859)          (7,561)             (208)           (1,461)
   Death benefits                                           (86,548)              --                --                --
   Withdrawals                                             (298,696)            (581)               --            (4,868)
                                                        -----------        ---------          --------          --------
Increase (decrease) in net assets resulting from
   principal transactions                                   572,347          (28,147)           (2,070)          (48,398)
                                                        -----------        ---------          --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,130,203          (81,267)            3,351           (29,877)
NET ASSETS:
   Beginning of year                                      8,841,468          416,127           176,650           421,428
                                                        -----------        ---------          --------          --------
   End of year                                          $ 9,971,671        $ 334,860          $180,001          $391,551
                                                        ===========        =========          ========          ========

For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                         $    26,375        $  (1,687)         $   (793)         $ (2,480)
   Net realized gain (loss) on investments                  360,192           27,091             1,593             1,614
   Capital gain distributions from mutual funds                  --           39,335                --                --
   Net change in unrealized appreciation
      (depreciation) of investments                       1,246,217           (3,385)            4,353            18,494
                                                        -----------        ---------          --------          --------
Increase (decrease) in net assets resulting from
   operations                                             1,632,784           61,354             5,153            17,628
                                                        -----------        ---------          --------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           1,001,601           10,065             4,056            10,826
   Net transfers from (to) other Divisions or fixed
      rate option                                         1,400,544           (4,847)           68,594            21,569
   Internal rollovers                                           692               --                --                --
   Cost of insurance and other charges                     (550,278)         (10,178)           (1,956)          (18,043)
   Administrative charges                                   (45,171)              --                --                --
   Policy loans                                             (46,551)          (3,066)           (2,219)           (1,507)
   Death benefits                                              (677)              --                --                --
   Withdrawals                                             (259,387)         (53,908)           (2,230)           (8,987)
                                                        -----------        ---------          --------          --------
Increase (decrease) in net assets resulting from
      principal transactions                              1,500,773          (61,934)           66,245             3,858
                                                        -----------        ---------          --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   3,133,557             (580)           71,398            21,486
NET ASSETS:
   Beginning of year                                      5,707,911          416,707           105,252           399,942
                                                        -----------        ---------          --------          --------
   End of year                                          $ 8,841,468        $ 416,127          $176,650          $421,428
                                                        ===========        =========          ========          ========

                            See accompanying notes.

                                   VL-R-18

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                            Divisions
                                                      ------------------------------------------------------------------------------
                                                          SunAmerica
                                                          Aggressive         SunAmerica       UIF Equity Growth     UIF High Yield
                                                      Growth Portfolio  Balanced Portfolio  Portfolio - Class I  Portfolio - Class I
                                                          - Class 1         - Class 1             Shares               Shares
                                                      ------------------------------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                         $     (252)        $   30,711           $  (30,610)          $  109,934
   Net realized gain (loss) on investments                  97,725             23,118              212,737               20,892
   Capital gain distributions from mutual funds                 --                 --                   --                   --
   Net change in unrealized appreciation
      (depreciation) of investments                       (141,901)             4,462              626,061              (76,087)
                                                        ----------         ----------           ----------           ----------
Increase (decrease) in net assets resulting from
   operations                                              (44,428)            58,291              808,188               54,739
                                                        ----------         ----------           ----------           ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            283,939            343,858              492,749              234,923
   Net transfers from (to) other Divisions or fixed
      rate option                                          (62,203)            60,003             (170,096)             402,693
   Internal rollovers                                          205              1,726                  238                   --
   Cost of insurance and other charges                    (150,288)          (191,671)            (353,322)            (122,717)
   Administrative charges                                  (14,097)           (17,374)             (16,821)              (9,839)
   Policy loans                                             (3,663)            (6,527)            (111,579)             (44,058)
   Death benefits                                              339             (6,556)              (7,437)                  --
   Withdrawals                                             (25,604)           (41,686)            (321,469)             (58,588)
                                                        ----------         ----------           ----------           ----------
Increase (decrease) in net assets resulting from
   principal transactions                                   28,628            141,773             (487,737)             402,414
                                                        ----------         ----------           ----------           ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (15,800)           200,064              320,451              457,153
NET ASSETS:
   Beginning of year                                     1,130,347          1,226,450            4,054,190            1,465,248
                                                        ----------         ----------           ----------           ----------
   End of year                                          $1,114,547         $1,426,514           $4,374,641           $1,922,401
                                                        ==========         ==========           ==========           ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                         $   (6,184)        $   23,954           $  (29,592)          $  121,162
   Net realized gain (loss) on investments                  51,285             13,228               82,391              (30,482)
   Capital gain distributions from mutual funds                 --                 --                   --                   --
   Net change in unrealized appreciation
      (depreciation) of investments                         79,785             70,343               77,386               34,803
                                                        ----------         ----------           ----------           ----------
Increase (decrease) in net assets resulting from
   operations                                              124,886            107,525              130,185              125,483
                                                        ----------         ----------           ----------           ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            238,909            369,551              620,892              193,931
   Net transfers from (to) other Divisions or fixed
      rate option                                          (26,077)             2,227              (52,164)            (794,194)
   Internal rollovers                                          519              7,959                  424                   --
   Cost of insurance and other charges                    (134,489)          (188,400)            (400,159)            (148,896)
   Administrative charges                                  (11,792)           (18,655)             (20,791)              (7,659)
   Policy loans                                            (27,421)            (2,569)             (72,970)             (14,213)
   Death benefits                                               --               (550)                  --                   (4)
   Withdrawals                                             (17,230)           (15,280)            (378,243)             (68,240)
                                                        ----------         ----------           ----------           ----------
Increase (decrease) in net assets resulting from
   principal transactions                                   22,419            154,283             (303,011)            (839,275)
                                                        ----------         ----------           ----------           ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    147,305            261,808             (172,826)            (713,792)
NET ASSETS:
   Beginning of year                                       983,042            964,642            4,227,016            2,179,040
                                                        ----------         ----------           ----------           ----------
   End of year                                          $1,130,347         $1,226,450           $4,054,190           $1,465,248
                                                        ==========         ==========           ==========           ==========

                            See accompanying notes.

                                   VL-R-19

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                               Divisions
                                                                        -----------------------------------------------------
                                                                            VALIC         VALIC         VALIC         VALIC
                                                                          Company I     Company I     Company I     Company I
                                                                        International    Mid Cap        Money      Nasdaq-100
                                                                          Equities        Index       Market I        Index
                                                                            Fund          Fund          Fund          Fund
                                                                        -----------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $   64,833   $    79,895  $  1,240,716  $   (25,020)
   Net realized gain (loss) on investments                                   214,756       829,985            --      467,680
   Capital gain distributions from mutual funds                               74,804     1,183,499            --           --
   Net change in unrealized appreciation (depreciation) of investments      (131,466)     (853,133)           --      188,590
                                                                          ----------   -----------  ------------  -----------
Increase (decrease) in net assets resulting from operations                  222,927     1,240,246     1,240,716      631,250
                                                                          ----------   -----------  ------------  -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              361,472     1,987,563    24,574,609      638,791
   Net transfers from (to) other Divisions or fixed rate option              991,311        35,376   (19,293,144)  (1,109,240)
   Internal rollovers                                                            314           484     1,377,098           --
   Cost of insurance and other charges                                      (234,056)   (1,287,977)   (3,867,471)    (390,257)
   Administrative charges                                                    (17,019)      (89,412)   (1,286,215)     (30,767)
   Policy loans                                                              (17,275)     (324,270)   (1,322,083)     (67,752)
   Death benefits                                                                 --       (51,647)     (163,105)      (1,568)
   Withdrawals                                                              (219,736)   (1,207,907)     (717,282)    (244,356)
                                                                          ----------   -----------  ------------  -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                              865,011      (937,790)     (697,593)  (1,205,149)
                                                                          ----------   -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,087,938       302,456       543,123     (573,899)
NET ASSETS:
   Beginning of year                                                       2,742,340    17,663,090    30,597,846    4,186,474
                                                                          ----------   -----------  ------------  -----------
   End of year                                                            $3,830,278   $17,965,546  $ 31,140,969  $ 3,612,575
                                                                          ==========   ===========  ============  ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                           $   22,097   $   (37,678) $  1,306,263  $   (25,999)
   Net realized gain (loss) on investments                                   237,928       791,315            --      338,983
   Capital gain distributions from mutual funds                              151,425     1,166,529            --           --
   Net change in unrealized appreciation (depreciation) of investments       105,700      (412,652)           --     (113,006)
                                                                          ----------   -----------  ------------  -----------
Increase (decrease) in net assets resulting from operations                  517,150     1,507,514     1,306,263      199,978
                                                                          ----------   -----------  ------------  -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              322,747     2,179,176    18,366,775      839,415
   Net transfers from (to) other Divisions or fixed rate option              (30,669)      213,027    (8,470,372)    (540,461)
   Internal rollovers                                                            190         4,909       878,353          410
   Cost of insurance and other charges                                      (204,734)   (1,271,719)   (3,635,797)    (407,935)
   Administrative charges                                                    (14,717)      (95,675)     (966,049)     (40,714)
   Policy loans                                                              (20,113)     (404,072)      440,035        7,684
   Death benefits                                                                 80      (183,264)     (356,317)          --
   Withdrawals                                                              (176,741)     (942,529)   (1,520,238)    (123,606)
                                                                          ----------   -----------  ------------  -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                             (123,957)     (500,147)    4,736,390     (265,207)
                                                                          ----------   -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      393,193     1,007,367     6,042,653      (65,229)
NET ASSETS:
   Beginning of year                                                       2,349,147    16,655,723    24,555,193    4,251,703
                                                                          ----------   -----------  ------------  -----------
   End of year                                                            $2,742,340   $17,663,090  $ 30,597,846  $ 4,186,474
                                                                          ==========   ===========  ============  ===========

                             See accompanying notes.

                                   VL-R-20

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                             Divisions
                                                                        -----------------------------------------------------
                                                                           VALIC          VALIC        VALIC      Van Kampen
                                                                          Company I     Company I    Company I        LIT
                                                                         Science &      Small Cap      Stock      Government
                                                                         Technology       Index        Index      Portfolio -
                                                                            Fund           Fund        Fund         Class I
                                                                        -----------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                           $  (10,097)  $    27,895  $   284,548    $  5,257
   Net realized gain (loss) on investments                                    46,923       431,302    1,689,088      (1,232)
   Capital gain distributions from mutual funds                                   --       526,218    1,634,291          --
   Net change in unrealized appreciation (depreciation) of investments       181,882    (1,150,074)  (2,028,953)      3,601
                                                                          ----------   -----------  -----------    --------
Increase (decrease) in net assets resulting from operations                  218,708      (164,659)   1,578,974       7,626
                                                                          ----------   -----------  -----------    --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              202,161       964,241    3,226,704       1,576
   Net transfers from (to) other Divisions or fixed rate option              111,155       470,253   (2,789,136)      8,190
   Internal rollovers                                                             --         2,234        4,459          --
   Cost of insurance and other charges                                      (114,657)     (501,047)  (2,716,121)    (10,641)
   Administrative charges                                                     (9,809)      (47,387)    (143,071)         --
   Policy loans                                                               (7,223)      (59,465)    (391,415)     (4,946)
   Death benefits                                                               (670)      (94,817)     (99,056)         --
   Withdrawals                                                               (41,018)     (454,483)  (1,165,593)     (9,984)
                                                                          ----------   -----------  -----------    --------
Increase (decrease) in net assets resulting from principal
   transactions                                                              139,939       279,529   (4,073,229)    (15,805)
                                                                          ----------   -----------  -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      358,647       114,870   (2,494,255)     (8,179)
NET ASSETS:
   Beginning of year                                                       1,228,493     6,676,702   35,624,312     135,776
                                                                          ----------   -----------  -----------    --------
   End of year                                                            $1,587,140   $ 6,791,572  $33,130,057    $127,597
                                                                          ==========   ===========  ===========    ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                           $   (8,670)  $   (19,397) $    40,239    $  5,833
   Net realized gain (loss) on investments                                    62,771       502,152    2,049,336      (1,883)
   Capital gain distributions from mutual funds                                   --       314,368    1,124,134          --
   Net change in unrealized appreciation (depreciation) of investments           663       178,372    1,619,156        (464)
                                                                          ----------   -----------  -----------    --------
Increase (decrease) in net assets resulting from operations                   54,764       975,495    4,832,865       3,486
                                                                          ----------   -----------  -----------    --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                              208,938     1,052,712    3,466,697       3,641
   Net transfers from (to) other Divisions or fixed rate option               57,549       167,695   (2,312,966)        438
   Internal rollovers                                                             --           796       12,768          --
   Cost of insurance and other charges                                      (221,201)     (455,189)  (3,020,872)    (27,771)
   Administrative charges                                                    (10,104)      (50,348)    (145,917)         --
   Policy loans                                                              (22,518)     (265,086)    (701,571)     (1,013)
   Death benefits                                                                 --        (1,657)     (47,112)         --
   Withdrawals                                                               (95,020)     (406,828)  (3,740,973)     (3,261)
                                                                          ----------   -----------  -----------    --------
Increase (decrease) in net assets resulting from principal
   transactions                                                              (82,356)       42,095   (6,489,946)    (27,966)
                                                                          ----------   -----------  -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (27,592)    1,017,590   (1,657,081)    (24,480)
NET ASSETS:
   Beginning of year                                                       1,256,085     5,659,112   37,281,393     160,256
                                                                          ----------   -----------  -----------    --------
   End of year                                                            $1,228,493   $ 6,676,702  $35,624,312    $135,776
                                                                          ==========   ===========  ===========    ========

                             See accompanying notes.

                                   VL-R-21

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                               Divisions
                                                                        ------------------------------------------------------
                                                                         Van Kampen   Van Kampen
                                                                         LIT Growth  LIT Strategic  Vanguard VIF  Vanguard VIF
                                                                         and Income     Growth       High Yield       REIT
                                                                        Portfolio -   Portfolio -       Bond          Index
                                                                          Class I       Class I       Portfolio     Portfolio
                                                                        ------------------------------------------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                         $   112,360     $   (370)    $  317,551   $   198,616
   Net realized gain (loss) on investments                                  409,042        6,064        (12,031)    1,080,608
   Capital gain distributions from mutual funds                             482,387           --             --     1,280,223
   Net change in unrealized appreciation (depreciation) of investments     (741,388)       2,016       (236,093)   (5,450,346)
                                                                        -----------     --------     ----------   -----------
Increase (decrease) in net assets resulting from operations                 262,401        7,710         69,427    (2,890,899)
                                                                        -----------     --------     ----------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                           1,910,996        2,318      1,048,284     2,431,130
   Net transfers from (to) other Divisions or fixed rate option            (353,431)      (8,220)       537,212     1,267,143
   Internal rollovers                                                            --           --          4,610         4,260
   Cost of insurance and other charges                                     (799,552)      (1,819)      (584,024)   (1,396,893)
   Administrative charges                                                   (91,961)          --        (53,813)     (120,578)
   Policy loans                                                            (226,937)       2,665        (83,416)     (134,448)
   Death benefits                                                           (25,838)          --        (30,167)      (74,113)
   Withdrawals                                                             (253,789)      (8,020)      (155,888)   (1,327,212)
                                                                        -----------     --------     ----------   -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                             159,488      (13,076)       682,798       649,289
                                                                        -----------     --------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     421,889       (5,366)       752,225    (2,241,610)
NET ASSETS:
   Beginning of year                                                     12,098,136       57,242      5,181,037    17,122,271
                                                                        -----------     --------     ----------   -----------
   End of year                                                          $12,520,025     $ 51,876     $5,933,262   $14,880,661
                                                                        ===========     ========     ==========   ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                         $    38,947     $   (421)    $  347,695   $   182,163
   Net realized gain (loss) on investments                                  520,871          471        (72,435)      908,031
   Capital gain distributions from mutual funds                             613,913           --             --       890,176
   Net change in unrealized appreciation (depreciation) of investments      360,307        1,308        108,539     2,179,220
                                                                        -----------     --------     ----------   -----------
Increase (decrease) in net assets resulting from operations               1,534,038        1,358        383,799     4,159,590
                                                                        -----------     --------     ----------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                           1,923,721        4,380      1,061,834     2,466,113
   Net transfers from (to) other Divisions or fixed rate option            (109,336)        (259)      (308,335)      736,702
   Internal rollovers                                                         1,421           --         13,671        15,446
   Cost of insurance and other charges                                     (727,324)      (2,615)      (590,885)   (1,236,493)
   Administrative charges                                                   (90,147)          --        (54,057)     (120,151)
   Policy loans                                                             (58,688)      (3,361)       (81,623)     (228,520)
   Death benefits                                                                --           --         (1,818)       (5,694)
   Withdrawals                                                             (414,854)        (203)      (470,628)     (717,209)
                                                                        -----------     --------     ----------   -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                             524,793       (2,058)      (431,841)      910,194
                                                                        -----------     --------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   2,058,831         (700)       (48,042)    5,069,784
NET ASSETS:
   Beginning of year                                                     10,039,305       57,942      5,229,079    12,052,487
                                                                        -----------     --------     ----------   -----------
   End of year                                                          $12,098,136     $ 57,242     $5,181,037   $17,122,271
                                                                        ===========     ========     ==========   ===========

                             See accompanying notes.

                                   VL-R-22

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account VL-R (the "Separate Account") was established by resolution of the Board of Directors of American General Life Insurance Company (the "Company") on May 6, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate
Account: AG Legacy Plus, Corporate America, Legacy Plus, Platinum Investor I, Platinum Investor II, Platinum Investor III, Platinum Investor IV, Platinum Investor FlexDirector, Platinum Investor PLUS, Platinum Investor Survivor, Platinum Investor Survivor II, Platinum Investor VIP, The One VUL Solution, AIG Corporate Investor and AIG Income Advantage VUL. Of the products listed, AG Legacy Plus, Legacy Plus, Platinum Investor I, Platinum Investor Survivor and The One VUL Solution are no longer offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

                   AIM Variable Insurance Funds ("AIM V.I."):
                    AIM V.I. Core Equity Fund - Series I (2)
              AIM V.I. Global Real Estate Fund - Series I (1) (17)
                  AIM V.I. International Growth Fund - Series I
                   AIM V.I. Premier Equity Fund - Series I (2)

                   The Alger American Fund ("Alger American"):
           Alger American Leveraged AllCap Portfolio - Class O Shares
             Alger American MidCap Growth Portfolio - Class O Shares

       American Century Variable Portfolios, Inc. ("American Century VP"):
                    American Century VP Value Fund - Class I

                     Credit Suisse Trust ("Credit Suisse"):
                  Credit Suisse Small Cap Core I Portfolio (13)

                  Dreyfus Investment Portfolios ("Dreyfus IP"):
             Dreyfus IP MidCap Stock Portfolio - Initial Shares (3)

                Dreyfus Variable Investment Fund ("Dreyfus VIF"):
          Dreyfus VIF Developing Leaders Portfolio - Initial Shares (3)
       Dreyfus VIF International Value Portfolio - Initial Shares (1) (17)
             Dreyfus VIF Quality Bond Portfolio - Initial Shares (3)

          Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"):
         Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class (2)
           Fidelity(R) VIP Contrafund(R) Portfolio - Service Class (2)
           Fidelity(R) VIP Equity-Income Portfolio - Service Class (2) Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 (4) Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 (4) Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 (4)
              Fidelity(R) VIP Growth Portfolio - Service Class (2) Fidelity(R) VIP Mid Cap Portfolio - Service Class (2)

  Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton"):
      Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2 Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
           Franklin Templeton Franklin U.S. Government Fund - Class 2
           Franklin Templeton Mutual Shares Securities Fund - Class 2
         Franklin Templeton Templeton Foreign Securities Fund - Class 2

                                   VL-R-23

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

          Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"):
          Goldman Sachs VIT Capital Growth Fund - Institutional Shares

                       Janus Aspen Series ("Janus Aspen"):
              Janus Aspen Forty Portfolio - Service Shares (1) (17)
           Janus Aspen International Growth Portfolio - Service Shares
              Janus Aspen Mid Cap Growth Portfolio - Service Shares
           Janus Aspen Worldwide Growth Portfolio - Service Shares (5)

                          J.P. Morgan Insurance Trust:
      JPMorgan Insurance Trust Government Bond Portfolio - Class I (1) (17)

                    J.P. Morgan Series Trust II ("JPMorgan"):
                             JPMorgan International
                            Equity Portfolio (1) (17)
                      JPMorgan Mid Cap Value Portfolio (6)
                        JPMorgan Small Company Portfolio

               MFS(R) Variable Insurance Trust(SM) ("MFS(R) VIT"):
             MFS(R) VIT Core Equity Series - Initial Class (7) (14)
              MFS(R) VIT Emerging Growth Series - Initial Class (7)
                 MFS(R) VIT New Discovery Series - Initial Class
                   MFS(R) VIT Research Series - Initial Class
                 MFS(R) VIT Total Return Series - Initial Class

      Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT"):
             Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
                Neuberger Berman AMT Partners Portfolio - Class I
      Neuberger Berman AMT Socially Responsive Portfolio - Class I (1) (16)

               Oppenheimer Variable Account Funds ("Oppenheimer"):
                Oppenheimer Balanced Fund/VA - Non-Service Shares
           Oppenheimer Global Securities Fund/VA - Non-Service Shares
              Oppenheimer High Income Fund/VA - Non-Service Shares

                  PIMCO Variable Insurance Trust ("PIMCO VIT"):
                PIMCO VIT CommodityRealReturn Strategy Portfolio
                           - Administrative Class (8)
   PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class (1) (17)
             PIMCO VIT Real Return Portfolio - Administrative Class
              PIMCO VIT Short-Term Portfolio - Administrative Class
             PIMCO VIT Total Return Portfolio - Administrative Class

                  Pioneer Variable Contracts Trust ("Pioneer"):
                      Pioneer Fund VCT Portfolio - Class I
              Pioneer Growth Opportunities VCT Portfolio - Class I
                Pioneer Mid Cap Value VCT Portfolio - Class I (9)

                      Putnam Variable Trust ("Putnam VT"):
                  Putnam VT Diversified Income Fund - Class IB
                Putnam VT Growth and Income Fund - Class IB (10)
            Putnam VT International Growth and Income Fund - Class IB
                    Putnam VT Small Cap Value Fund - Class IB
                         Putnam VT Vista Fund - Class IB
                        Putnam VT Voyager Fund - Class IB

                                   VL-R-24

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

                     SunAmerica Series Trust ("SunAmerica"):
                SunAmerica Aggressive Growth Portfolio - Class 1
                  SunAmerica Balanced Portfolio - Class 1 (15)

                The Universal Institutional Funds, Inc. ("UIF"):
                UIF Equity Growth Portfolio - Class I Shares (11)
                 UIF High Yield Portfolio - Class I Shares (11)

                                VALIC Company I:
                   VALIC Company I International Equities Fund
                       VALIC Company I Mid Cap Index Fund
                       VALIC Company I Money Market I Fund
                    VALIC Company I Nasdaq-100(R) Index Fund
                    VALIC Company I Science & Technology Fund
                      VALIC Company I Small Cap Index Fund
                        VALIC Company I Stock Index Fund

              Van Kampen Life Investment Trust ("Van Kampen LIT"):
                  Van Kampen LIT Government Portfolio - Class I
              Van Kampen LIT Growth and Income Portfolio - Class I
            Van Kampen LIT Strategic Growth Portfolio - Class I (12)

            Vanguard(R) Variable Insurance Fund ("Vanguard(R) VIF"):
                    Vanguard(R) VIF High Yield Bond Portfolio
                      Vanguard(R) VIF REIT Index Portfolio

(1)  Divisions had no activity in the current year.

(2) Effective May 1, 2006, AIM V.I. Premier Equity Fund - Series I merged into AIM V.I. Core Equity Fund - Series I. AIM V.I. Core Equity Fund - Series I is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(3) Effective May 1, 2006, Dreyfus IP MidCap Stock Portfolio - Initial Shares, Dreyfus VIF Developing Leaders Portfolio - Initial Shares and Dreyfus VIF Quality Bond Portfolio - Initial Shares are no longer offered as investment options for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(4) Effective May 1, 2006, Fidelity VIP Freedom 2020 Portfolio - Service Class 2, Fidelity VIP Freedom 2025 Portfolio - Service Class 2 and Fidelity VIP Freedom 2030 Portfolio - Service Class 2 became available as investment options.

(5) Effective May 1, 2006, Janus Aspen Worldwide Growth Portfolio - Service Shares is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(6) Effective May 1, 2006, JPMorgan Mid Cap Value Portfolio is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later and is not available for new investments in existing policies.

(7) Effective May 1, 2006, MFS VIT Capital Opportunities Series - Initial Class and MFS VIT Emerging Growth Series - Initial Class are no longer offered as investment options for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(8) Effective May 1, 2006, PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class became available as an investment option.

(9) Effective May 1, 2006, Pioneer Mid Cap Value VCT Portfolio - Class I became available as an investment option.

(10) Effective May 1, 2006, Putnam VT Growth and Income Fund - Class IB is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

(11) Effective May 1, 2006, UIF Equity Growth Portfolio - Class I Shares and UIF High Yield Portfolio - Class I Shares are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.

                                   VL-R-25

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

(12) Effective August 15, 2006, Van Kampen LIT Emerging Growth Portfolio - Class I changed its name to Van Kampen LIT Strategic Growth Portfolio - Class I.

(13) Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

(14) Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class

(15) Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

(16) Effective September 4, 2007, Neuberger Berman AMT Socially Responsive Portfolio - Class I became available as an investment option.

(17) Effective October 29, 2007, American General Life Insurance Company commenced providing unit values for the following investment options: AIM V.I. Global Real Estate Fund - Series I, Dreyfus VIF International Value Portfolio - Initial Shares, Janus Aspen Forty Portfolio - Service Shares, JPMorgan International Equity Portfolio, JPMorgan Insurance Trust Government Bond Portfolio - Class 1, PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolio as determined by the fund, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

                                   VL-R-26

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation - Continued

Policy loans - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Internal rollovers - A policy owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by the Company. Internal rollovers are included in the Statement of Changes in Net Assets under principal transactions.

Note C - Policy Charges

Deductions from premium payments - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction currently ranges from 0% to 3.5%. For AIG Corporate Investor and Corporate America policies, the Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. A summary of premium expense charges for AIG Corporate Investor and Corporate America policies follows:

Policies                Premium Expense
----------------------  ------------------------------------------------------
AIG Corporate Investor  4% up to the "target premium" and 5% on any premium amounts in excess of the "target premium" for policy years 1-3. 9% up to the "target premium" and 5% on any premium amounts in excess of the "target premium" for policy years 4-7. 5% of all premium payments in policy years 8 and thereafter.

Corporate America       9% up to the "target premium" and 5% on any premium
                        amounts in excess of the "target premium" for policy years 1-7. 5% of all premium payments in policy years 8 and thereafter.

The "target premium" is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

For other policies offered through the Separate Account (except for AIG Corporate Investor, Corporate America, AG Legacy Plus, and Legacy Plus), the following premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account.

Policies                        Premium Expense
------------------------------  ---------------
AIG Income Advantage VUL              5.00%
Platinum Investor I and II            2.50%
Platinum Investor III                 5.00%
Platinum Investor IV                  5.00%
Platinum Investor FlexDirector        5.00%
Platinum Investor PLUS                5.00%
Platinum Investor Survivor            6.50%
Platinum Investor Survivor II         5.00%
Platinum Investor VIP                 5.00%

                                   VL-R-27

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of these charges by policy follows:

                                                 Mortality and     First Reduction in          Second Reduction
                                               Expense Risk and       Mortality and            in Mortality and
                                                Administrative      Expense Risk and    After  Expense Risk and   After
                                                    Charges          Administrative    Policy   Administrative   Policy
Policies                                      Current Annual Rate     Charges Rate      Year     Charges Rate     Year
-----------------------------------------------------------------------------------------------------------------------
AG Legacy Plus                                       0.75%                0.10%          10           0.25%        20
AIG Corporate Investor                               0.65%                0.25%          10           0.25%        20
AIG Income Advantage VUL                             0.20%                0.20%          10           0.00%        20
Corporate America                                    0.35%                0.10%          10           0.10%        20
Corporate America (reduced surrender charge)         0.65%                0.25%          10           0.25%        20
Legacy Plus                                          0.75%                0.25%          10           0.25%        20
Platinum Investor I and II                           0.75%                0.25%          10           0.25%        20
Platinum Investor III                                0.70%                0.25%          10           0.35%        20
Platinum Investor IV                                 0.70%                0.35%          10           0.35%        20
Platinum Investor FlexDirector                       0.70%                0.25%          10           0.35%        20
Platinum Investor PLUS                               0.70%                0.25%          10           0.35%        20
Platinum Investor Survivor                           0.40%                0.20%          10           0.10%        30
Platinum Investor Survivor II                        0.75%                0.25%          15           0.35%        30
Platinum Investor VIP                                0.70%                0.35%          10           0.35%        20

Guaranteed Minimum Withdrawal Benefit (GMWB) Rider charge - Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option and are equivalent, on an annual basis, to 0.75% of the value of the policy, which may be increased to a maximum of 1.50%. These charges are included as part of the mortality and expense risk and administrative charges line of the Statement of Operations.

Monthly administrative and expense charges - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Cost of insurance charge - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

Optional rider charges - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

                                   VL-R-28

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

Transfer charges - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. For partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

Policy loan - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VL-R-29

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                              Cost of    Proceeds from
Divisions                                                                    Purchases       Sales
------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I                                        $   836,264   $ 2,292,591
AIM V.I. International Growth Fund - Series I                                 3,682,445     1,867,056
Alger American Leveraged AllCap Portfolio - Class O Shares                    1,599,657       577,471
Alger American MidCap Growth Portfolio - Class O Shares                       1,123,818       322,059
American Century VP Value Fund - Class I                                      4,477,288     1,835,389
Credit Suisse Small Cap Core I Portfolio                                        384,709       234,410
Dreyfus IP MidCap Stock Portfolio - Initial Shares                            1,008,179       547,249
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                     2,776,099     1,523,966
Dreyfus VIF Quality Bond Portfolio - Initial Shares                           1,142,034       949,353
Fidelity VIP Asset Manager Portfolio - Service Class 2                        3,341,320     3,144,509
Fidelity VIP Contrafund Portfolio - Service Class 2                          16,405,820     3,646,532
Fidelity VIP Equity-Income Portfolio - Service Class 2                        5,288,058     1,983,982
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                            62,394        24,178
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                            78,847        22,563
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                           336,000        59,345
Fidelity VIP Growth Portfolio - Service Class 2                               2,524,615     1,819,292
Fidelity VIP Mid Cap Portfolio - Service Class 2                              3,840,517     1,306,651
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2         3,320,181     2,833,480
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2        9,167        14,005
Franklin Templeton Franklin U.S. Government Fund - Class 2                    1,624,914     7,182,149
Franklin Templeton Mutual Shares Securities Fund - Class 2                    3,732,139     8,255,196
Franklin Templeton Templeton Foreign Securities Fund - Class 2                2,585,336     8,259,990
Goldman Sachs VIT Capital Growth Fund - Institutional Shares                     17,128       481,758
Janus Aspen International Growth Portfolio - Service Shares                   5,937,099     3,262,119
Janus Aspen Mid Cap Growth Portfolio - Service Shares                           808,439       511,503
Janus Aspen Worldwide Growth Portfolio - Service Shares                       1,054,052       382,869
JPMorgan Mid Cap Value Portfolio                                                197,146       243,198
JPMorgan Small Company Portfolio                                                845,188       315,750
MFS VIT Core Equity Series - Initial Class                                      303,758       488,275
MFS VIT Emerging Growth Series - Initial Class                                  828,731     1,535,943
MFS VIT New Discovery Series - Initial Class                                    657,370       515,493
MFS VIT Research Series - Initial Class                                         331,326       343,456
MFS VIT Total Return Series - Initial Class                                      46,174        82,792
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                       3,011,345       569,880
Neuberger Berman AMT Partners Portfolio - Class I                                13,796        14,238
Oppenheimer Balanced Fund/VA - Non-Service Shares                               740,247       272,171
Oppenheimer Global Securities Fund/VA - Non-Service Shares                    2,937,796       590,598
Oppenheimer High Income Fund/VA - Non-Service Shares                             12,264        11,928
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class       1,709,554       283,841
PIMCO VIT Real Return Portfolio - Administrative Class                        3,117,770     1,604,260
PIMCO VIT Short-Term Portfolio - Administrative Class                         1,280,929       605,716
PIMCO VIT Total Return Portfolio - Administrative Class                       6,214,527     3,472,407
Pioneer Fund VCT Portfolio - Class I                                            196,754       353,875
Pioneer Growth Opportunities VCT Portfolio - Class I                            945,298       750,572
Pioneer Mid Cap Value VCT Portfolio - Class I                                   243,932        73,000
Putnam VT Diversified Income Fund - Class IB                                  1,509,433     5,146,336
Putnam VT Growth and Income Fund - Class IB                                   4,365,267     5,843,691
Putnam VT International Growth and Income Fund - Class IB                     3,728,879     1,341,740
Putnam VT Small Cap Value Fund - Class IB                                        57,441        40,495
Putnam VT Vista Fund - Class IB                                                   5,892         9,333
Putnam VT Voyager Fund - Class IB                                                 5,771        57,150

                                   VL-R-30

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales - Continued

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                              Cost of    Proceeds from
Divisions                                                                    Purchases       Sales
------------------------------------------------------------------------------------------------------
SunAmerica Aggressive Growth Portfolio - Class 1                            $   674,642   $   646,265
SunAmerica Balanced Portfolio - Class 1                                         337,051       164,567
UIF Equity Growth Portfolio - Class I Shares                                    258,369       776,717
UIF High Yield Portfolio - Class I Shares                                       715,261       202,914
VALIC Company I International Equities Fund                                   1,442,553       437,912
VALIC Company I Mid Cap Index Fund                                            3,035,292     2,709,687
VALIC Company I Money Market I Fund                                          27,118,641    26,575,517
VALIC Company I Nasdaq-100 Index Fund                                           597,675     1,827,845
VALIC Company I Science & Technology Fund                                       261,660       131,818
VALIC Company I Small Cap Index Fund                                          2,149,060     1,315,419
VALIC Company I Stock Index Fund                                              5,236,045     7,390,436
Van Kampen LIT Government Portfolio - Class I                                    23,044        33,592
Van Kampen LIT Growth and Income Portfolio - Class I                          3,425,326     2,671,091
Van Kampen LIT Strategic Growth Portfolio - Class I                               5,563        19,008
Vanguard VIF High Yield Bond Portfolio                                        1,713,898       713,548
Vanguard VIF REIT Index Portfolio                                             6,354,439     4,226,311

                                   VL-R-31

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2007.

                                                                                    Net Asset Value  Value of Shares  Cost of Shares
Divisions                                                                  Shares      Per Share      at Fair Value        Held
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I                                       440,048       $29.11        $12,809,788     $11,165,188
AIM V.I. International Growth Fund - Series I                              459,714        33.63         15,460,193      11,239,507
Alger American Leveraged AllCap Portfolio - Class O Shares                  75,089        55.39          4,159,191       3,094,140
Alger American MidCap Growth Portfolio - Class O Shares                    126,962        23.62          2,998,843       2,647,295
American Century VP Value Fund - Class I                                 2,345,480         7.47         17,520,739      18,626,317
Credit Suisse Small Cap Core I Portfolio                                   126,701        15.47          1,960,061       1,906,362
Dreyfus IP MidCap Stock Portfolio - Initial Shares                         329,391        15.52          5,112,151       5,380,902
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                  314,919        32.34         10,184,496      11,495,757
Dreyfus VIF Quality Bond Portfolio - Initial Shares                        790,745        11.08          8,761,456       9,000,969
Fidelity VIP Asset Manager Portfolio - Service Class 2                     385,424        16.33          6,293,966       5,550,223
Fidelity VIP Contrafund Portfolio - Service Class 2                      1,474,822        27.46         40,498,625      42,075,086
Fidelity VIP Equity-Income Portfolio - Service Class 2                     949,752        23.57         22,385,661      22,797,338
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                        3,887        12.60             48,975          50,253
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                        9,005        12.68            114,178         112,721
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                       26,431        12.99            343,333         345,054
Fidelity VIP Growth Portfolio - Service Class 2                            408,196        44.65         18,225,935      12,764,123
Fidelity VIP Mid Cap Portfolio - Service Class 2                           261,068        35.63          9,301,855       8,755,067
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2      464,222        17.10          7,938,200       8,435,220
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund -
   Class 2                                                                   4,694        22.91            107,538          85,592
Franklin Templeton Franklin U.S. Government Fund - Class 2                 311,095        12.71          3,954,018       3,879,637
Franklin Templeton Mutual Shares Securities Fund - Class 2                 579,456        20.19         11,699,219      11,236,047
Franklin Templeton Templeton Foreign Securities Fund - Class 2             450,413        20.25          9,120,870       7,411,710
Goldman Sachs VIT Capital Growth Fund - Institutional Shares               581,538        12.73          7,402,983       5,556,232
Janus Aspen International Growth Portfolio - Service Shares                280,935        64.51         18,123,103      12,099,060
Janus Aspen Mid Cap Growth Portfolio - Service Shares                      113,468        38.95          4,419,562       2,941,676
Janus Aspen Worldwide Growth Portfolio - Service Shares                    156,654        35.03          5,487,579       4,167,459
JPMorgan Mid Cap Value Portfolio                                           109,369        30.67          3,354,351       3,018,778
JPMorgan Small Company Portfolio                                           182,650        16.06          2,933,354       3,026,439
MFS VIT Core Equity Series - Initial Class                                 280,534        17.18          4,819,571       3,398,809
MFS VIT Emerging Growth Series - Initial Class                             553,921        25.01         13,853,558       9,046,507
MFS VIT New Discovery Series - Initial Class                               246,735        16.63          4,103,205       3,497,911
MFS VIT Research Series - Initial Class                                    131,675        20.28          2,670,367       1,915,923
MFS VIT Total Return Series - Initial Class                                 33,792        21.68            732,615         640,848
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                    280,473        28.50          7,993,479       6,020,613
Neuberger Berman AMT Partners Portfolio - Class I                            5,263        20.77            109,318         104,117
Oppenheimer Balanced Fund/VA - Non-Service Shares                          105,764        16.41          1,735,592       1,749,557
Oppenheimer Global Securities Fund/VA - Non-Service Shares                 174,563        36.60          6,388,989       5,921,837
Oppenheimer High Income Fund/VA - Non-Service Shares                        12,948         7.95            102,935         104,208
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class    130,761        13.35          1,745,658       1,695,828
PIMCO VIT Real Return Portfolio - Administrative Class                   1,109,403        12.57         13,945,201      13,839,180
PIMCO VIT Short-Term Portfolio - Administrative Class                      563,923        10.01          5,644,866       5,673,537
PIMCO VIT Total Return Portfolio - Administrative Class                  2,508,243        10.49         26,311,467      25,655,361
Pioneer Fund VCT Portfolio - Class I                                       127,120        25.72          3,269,524       2,632,329
Pioneer Growth Opportunities VCT Portfolio - Class I                       194,234        22.44          4,358,611       4,612,675
Pioneer Mid Cap Value VCT Portfolio - Class I                               12,069        19.22            231,958         248,579
Putnam VT Diversified Income Fund - Class IB                               888,055         8.70          7,726,077       7,643,079
Putnam VT Growth and Income Fund - Class IB                                681,865        23.12         15,764,721      16,294,241
Putnam VT International Growth and Income Fund - Class IB                  605,077        16.48          9,971,671       9,020,200
Putnam VT Small Cap Value Fund - Class IB                                   17,859        18.75            334,860         311,131
Putnam VT Vista Fund - Class IB                                             11,796        15.26            180,000         148,828
Putnam VT Voyager Fund - Class IB                                           12,340        31.73            391,551         314,477

                                   VL-R-32

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments - Continued

The following is a summary of fund shares owned as of December 31, 2007.

                                                                                    Net Asset Value Value of Shares  Cost of Shares
Divisions                                                                 Shares      Per Share      at Fair Value        Held
------------------------------------------------------------------------------------------------------------------------------------
SunAmerica Aggressive Growth Portfolio - Class 1                             89,830      $12.41        $ 1,114,548     $ 1,043,679
SunAmerica Balanced Portfolio - Class 1                                      92,932       15.35          1,426,514       1,312,033
UIF Equity Growth Portfolio - Class I Shares                                217,752       20.09          4,374,641       2,915,268
UIF High Yield Portfolio - Class I Shares                                   149,255       12.88          1,922,402       1,969,654
VALIC Company I International Equities Fund                                 356,637       10.74          3,830,280       3,240,559
VALIC Company I Mid Cap Index Fund                                          777,393       23.11         17,965,548      15,786,803
VALIC Company I Money Market I Fund                                      31,140,970        1.00         31,140,970      31,140,970
VALIC Company I Nasdaq-100 Index Fund                                       627,183        5.76          3,612,573       2,726,582
VALIC Company I Science & Technology Fund                                   107,969       14.70          1,587,139       1,242,591
VALIC Company I Small Cap Index Fund                                        422,099       16.09          6,791,572       6,824,865
VALIC Company I Stock Index Fund                                            920,024       36.01         33,130,056      29,113,024
Van Kampen LIT Government Portfolio - Class I                                13,403        9.52            127,597         125,309
Van Kampen LIT Growth and Income Portfolio - Class I                        586,144       21.36         12,520,025      11,861,442
Van Kampen LIT Strategic Growth Portfolio - Class I                           1,540       33.68             51,876          35,365
Vanguard VIF High Yield Bond Portfolio                                      722,687        8.21          5,933,264       6,086,418
Vanguard VIF REIT Index Portfolio                                           786,504       18.92         14,880,663      16,052,488

                                   VL-R-33

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2007.

                                                            Accumulation Units  Accumulation Units  Net Increase
Divisions                                                          Issued             Redeemed       (Decrease)
----------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                                   72                 (174)          (102)
   Corporate America (reduced surrender charge)                        34                  (32)             2
   Platinum Investor I & II                                        69,727             (179,276)      (109,549)
   Platinum Investor III                                           56,745              (65,278)        (8,533)
   Platinum Investor IV                                             5,446               (2,762)         2,684
   Platinum Investor FlexDirector                                      61                  (19)            42
   Platinum Investor PLUS                                           4,147               (3,467)           680
   Platinum Investor Survivor                                       4,096              (20,207)       (16,111)
   Platinum Investor Survivor II                                    1,549                 (334)         1,215
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                                   3,265               (2,589)           676
   Corporate America                                                   25                 (106)           (81)
   Corporate America (reduced surrender charge)                     8,755                 (389)         8,366
   Platinum Investor I & II                                        44,399              (38,885)         5,514
   Platinum Investor III                                           64,296              (30,270)        34,026
   Platinum Investor IV                                            10,727               (6,512)         4,215
   Platinum Investor FlexDirector                                   1,328                 (258)         1,070
   Platinum Investor PLUS                                           3,299               (2,225)         1,074
   Platinum Investor Survivor                                       6,179               (3,645)         2,534
   Platinum Investor Survivor II                                   22,425               (1,143)        21,282
   Platinum Investor VIP                                           39,670               (7,066)        32,604
   Platinum Investor VIP (with GMWB rider)                             46                  (33)            13
Alger American Leveraged AllCap Portfolio - Class O Shares
   Corporate America (reduced surrender charge)                     1,255                   (3)         1,252
   Platinum Investor I & II                                        11,570               (1,200)        10,370
   Platinum Investor III                                           12,252               (5,409)         6,843
   Platinum Investor IV                                             4,481               (2,021)         2,460
   Platinum Investor FlexDirector                                     171                  (16)           155
   Platinum Investor PLUS                                           4,270               (1,374)         2,896
   Platinum Investor Survivor                                          97                  (31)            66
   Platinum Investor Survivor II                                   15,147                 (553)        14,594
   Platinum Investor VIP                                           20,201               (3,204)        16,997
   Platinum Investor VIP (with GMWB rider)                            641                  (60)           581
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)                     8,003                 (954)         7,049
   Platinum Investor I & II                                            89                 (352)          (263)
   Platinum Investor III                                           10,022               (7,218)         2,804
   Platinum Investor IV                                             5,866               (2,742)         3,124
   Platinum Investor FlexDirector                                     228                 (697)          (469)
   Platinum Investor PLUS                                           2,549               (1,490)         1,059
   Platinum Investor Survivor                                         119                 (975)          (856)
   Platinum Investor Survivor II                                    9,872                 (414)         9,458
   Platinum Investor VIP                                            9,519               (2,080)         7,439
American Century VP Value Fund - Class I
   AG Legacy Plus                                                     652               (2,677)        (2,025)
   AIG Income Advantage VUL                                            79                  (10)            69
   Corporate America                                                   --               (1,247)        (1,247)
   Corporate America (reduced surrender charge)                    15,905               (1,352)        14,553
   Platinum Investor I & II                                        11,997              (20,842)        (8,845)
   Platinum Investor III                                           71,623              (62,148)         9,475

                                   VL-R-34

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                                                Accumulation    Accumulation    Net Increase
Divisions                                                                       Units issued   Units Redeemed    (Decrease)
----------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund - Class I - Continued
   Platinum Investor IV                                                            25,061          (12,674)         12,387
   Platinum Investor FlexDirector                                                      79             (593)           (514)
   Platinum Investor PLUS                                                          11,283           (8,934)          2,349
   Platinum Investor Survivor                                                       1,958           (2,695)           (737)
   Platinum Investor Survivor II                                                    7,866           (3,750)          4,116
   Platinum Investor VIP                                                           64,980          (11,215)         53,765
   Platinum Investor VIP (with GMWB rider)                                             20             (149)           (129)
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor I & II                                                           974           (7,572)         (6,598)
   Platinum Investor III                                                           32,298          (23,848)          8,450
   Platinum Investor IV                                                             3,170           (2,129)          1,041
   Platinum Investor FlexDirector                                                     833             (649)            184
   Platinum Investor PLUS                                                           3,019           (1,981)          1,038
   Platinum Investor Survivor                                                         297             (121)            176
   Platinum Investor Survivor II                                                      530             (528)              2
   Platinum Investor VIP                                                           14,833           (2,256)         12,577
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                                         4,769           (9,446)         (4,677)
   Platinum Investor III                                                           34,187          (41,765)         (7,578)
   Platinum Investor IV                                                             4,721           (2,833)          1,888
   Platinum Investor FlexDirector                                                       3               (2)              1
   Platinum Investor PLUS                                                           4,015           (5,344)         (1,329)
   Platinum Investor Survivor                                                         710             (937)           (227)
   Platinum Investor Survivor II                                                    1,808             (800)          1,008
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                                                   42           (1,100)         (1,058)
   Corporate America (reduced surrender charge)                                       717           (1,447)           (730)
   Platinum Investor I & II                                                        30,488          (58,290)        (27,802)
   Platinum Investor III                                                           78,441          (77,508)            933
   Platinum Investor IV                                                             8,869           (3,839)          5,030
   Platinum Investor FlexDirector                                                      --               --              --
   Platinum Investor PLUS                                                           8,445           (6,917)          1,528
   Platinum Investor Survivor                                                       2,600           (6,463)         (3,863)
   Platinum Investor Survivor II                                                   14,316             (332)         13,984
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                                   22              (93)            (71)
   Corporate America (reduced surrender charge)                                     4,763           (6,023)         (1,260)
   Platinum Investor I & II                                                        11,424          (29,396)        (17,972)
   Platinum Investor III                                                           53,034          (47,590)          5,444
   Platinum Investor IV                                                             7,381           (3,747)          3,634
   Platinum Investor FlexDirector                                                      62              (31)             31
   Platinum Investor PLUS                                                           5,986           (5,252)            734
   Platinum Investor Survivor                                                       1,424           (1,247)            177
   Platinum Investor Survivor II                                                    1,220           (2,514)         (1,294)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                                     476             (770)           (294)
   Platinum Investor I & II                                                         9,622          (37,914)        (28,292)
   Platinum Investor III                                                           40,571          (39,484)          1,087
   Platinum Investor IV                                                             5,212           (3,120)          2,092
   Platinum Investor FlexDirector                                                     160              (41)            119

                                    VL-R-35

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                                                Accumulation    Accumulation    Net Increase
Divisions                                                                       Units issued   Units Redeemed    (Decrease)
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Service Class 2 - Continued
   Platinum Investor PLUS                                                           5,245           (3,920)          1,325
   Platinum Investor Survivor                                                       1,180           (2,039)           (859)
   Platinum Investor Survivor II                                                    3,569           (3,348)            221
   Platinum Investor VIP                                                           13,110           (1,865)         11,245
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                                     766           (6,837)         (6,071)
   AIG Income Advantage VUL                                                            60               (8)             52
   Corporate America                                                                   --           (1,580)         (1,580)
   Corporate America (reduced surrender charge)                                    20,491           (1,407)         19,084
   Platinum Investor I & II                                                        54,079          (35,060)         19,019
   Platinum Investor III                                                          178,134         (167,093)         11,041
   Platinum Investor IV                                                            45,484          (18,172)         27,312
   Platinum Investor FlexDirector                                                   1,186             (451)            735
   Platinum Investor PLUS                                                          18,679          (14,312)          4,367
   Platinum Investor Survivor                                                       6,199          (17,425)        (11,226)
   Platinum Investor Survivor II                                                   48,283           (2,041)         46,242
   Platinum Investor VIP                                                          125,574          (20,045)        105,529
   Platinum Investor VIP (with GMWB rider)                                             43             (110)            (67)
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                                   1,112           (5,401)         (4,289)
   Corporate America                                                                   --           (4,106)         (4,106)
   Corporate America (reduced surrender charge)                                    23,375             (952)         22,423
   Platinum Investor I & II                                                        20,933          (25,888)         (4,955)
   Platinum Investor III                                                          114,197         (115,510)         (1,313)
   Platinum Investor IV                                                            14,920           (9,803)          5,117
   Platinum Investor FlexDirector                                                     273             (122)            151
   Platinum Investor PLUS                                                          13,999          (12,129)          1,870
   Platinum Investor Survivor                                                      12,378           (4,989)          7,389
   Platinum Investor Survivor II                                                   19,777           (1,234)         18,543
   Platinum Investor VIP                                                           59,664           (7,801)         51,863
   Platinum Investor VIP (with GMWB rider)                                             58              (92)            (34)
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor I & II                                                           166               --             166
   Platinum Investor III                                                            2,202             (521)          1,681
   Platinum Investor IV                                                               177              (60)            117
   Platinum Investor FlexDirector                                                      20               (5)             15
   Platinum Investor VIP                                                            1,546             (299)          1,247
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                                            3,648           (1,457)          2,191
   Platinum Investor IV                                                                99              (30)             69
   Platinum Investor VIP                                                            3,605           (1,248)          2,357
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                                            4,558             (191)          4,367
   Platinum Investor IV                                                               118              (55)             63
   Platinum Investor PLUS                                                             111             (964)           (853)
   Platinum Investor Survivor II                                                   11,315           (1,342)          9,973
   Platinum Investor VIP                                                           13,177           (3,740)          9,437
   Platinum Investor VIP (with GMWB rider)                                            108              (10)             98
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                                     313           (1,724)         (1,411)

                                    VL-R-36

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                                                Accumulation    Accumulation    Net Increase
Divisions                                                                       Units issued   Units Redeemed    (Decrease)
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service Class 2 - Continued
   Corporate America (reduced surrender charge)                                    17,194             (444)         16,750
   Platinum Investor I & II                                                        12,187          (24,683)        (12,496)
   Platinum Investor III                                                          184,735         (231,820)        (47,085)
   Platinum Investor IV                                                            14,506           (7,960)          6,546
   Platinum Investor FlexDirector                                                     967           (1,127)           (160)
   Platinum Investor PLUS                                                          17,188          (18,271)         (1,083)
   Platinum Investor Survivor                                                       4,076           (6,082)         (2,006)
   Platinum Investor Survivor II                                                   68,186           (2,241)         65,945
   Platinum Investor VIP                                                           23,398           (4,809)         18,589
   Platinum Investor VIP (with GMWB rider)                                              2               (3)             (1)
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage VUL                                                            47               (7)             40
   Corporate America (reduced surrender charge)                                    14,478             (849)         13,629
   Platinum Investor I & II                                                         4,521             (941)          3,580
   Platinum Investor III                                                           24,424          (21,653)          2,771
   Platinum Investor IV                                                            30,970          (12,638)         18,332
   Platinum Investor FlexDirector                                                     294              (85)            209
   Platinum Investor PLUS                                                          12,412           (9,423)          2,989
   Platinum Investor Survivor                                                       1,658             (781)            877
   Platinum Investor Survivor II                                                   15,759           (1,254)         14,505
   Platinum Investor VIP                                                           82,037          (12,405)         69,632
   Platinum Investor VIP (with GMWB rider)                                              1             (175)           (174)
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   AIG Income Advantage VUL                                                            38               (5)             33
   Corporate America (reduced surrender charge)                                     9,481           (1,224)          8,257
   Platinum Investor I & II                                                           910             (545)            365
   Platinum Investor III                                                           40,096         (105,873)        (65,777)
   Platinum Investor IV                                                            18,771           (7,826)         10,945
   Platinum Investor FlexDirector                                                     609             (290)            319
   Platinum Investor PLUS                                                           3,430           (3,311)            119
   Platinum Investor Survivor                                                       1,272           (8,779)         (7,507)
   Platinum Investor Survivor II                                                   20,724             (734)         19,990
   Platinum Investor VIP                                                           58,171           (8,334)         49,837
   Platinum Investor VIP (with GMWB rider)                                             34              (11)             23
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                     139           (1,560)         (1,421)
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                                       742               (2)            740
   Platinum Investor I & II                                                         4,410           (2,588)          1,822
   Platinum Investor III                                                           21,550         (562,429)       (540,879)
   Platinum Investor IV                                                            24,802           (9,063)         15,739
   Platinum Investor FlexDirector                                                      83             (480)           (397)
   Platinum Investor PLUS                                                           6,499           (4,089)          2,410
   Platinum Investor Survivor                                                       2,463             (156)          2,307
   Platinum Investor Survivor II                                                   12,596           (2,163)         10,433
   Platinum Investor VIP                                                           49,478           (6,086)         43,392
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                                        34,098          (11,577)         22,521
   Platinum Investor III                                                           54,483         (450,694)       (396,211)
   Platinum Investor IV                                                            15,557           (6,364)          9,193

                                    VL-R-37

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                                        Accumulation   Accumulation   Net Increase
Divisions                                                               Units Issued  Units Redeemed   (Decrease)
------------------------------------------------------------------------------------------------------------------
Franklin Templeton Mutual Shares Securities Fund - Class 2 - Continued
   Platinum Investor FlexDirector                                              702            (61)           641
   Platinum Investor PLUS                                                    8,966         (5,679)         3,287
   Platinum Investor Survivor                                                  922         (4,930)        (4,008)
   Platinum Investor Survivor II                                             8,667           (922)         7,745
   Platinum Investor VIP                                                    50,146         (6,581)        43,565
   Platinum Investor VIP (with GMWB rider)                                      80           (110)           (30)
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                            2,412           (918)         1,494
   Corporate America (reduced surrender charge)                                144             --            144
   Platinum Investor I & II                                                  7,506         (8,427)          (921)
   Platinum Investor III                                                    33,330       (415,676)      (382,346)
   Platinum Investor IV                                                      8,313         (5,081)         3,232
   Platinum Investor FlexDirector                                              957           (212)           745
   Platinum Investor PLUS                                                    5,236         (3,358)         1,878
   Platinum Investor Survivor                                                  624         (3,157)        (2,533)
   Platinum Investor Survivor II                                            18,895         (1,179)        17,716
   Platinum Investor VIP                                                    27,425         (4,240)        23,185
   Platinum Investor VIP (with GMWB rider)                                       3             (4)            (1)
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                                     --           (224)          (224)
   Platinum Investor III                                                        --         (1,819)        (1,819)
   Platinum Investor PLUS                                                       --             (1)            (1)
   Platinum Investor Survivor                                                   --        (38,465)       (38,465)
   Platinum Investor Survivor II                                                --            (59)           (59)
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                              9,848           (169)         9,679
   Platinum Investor I & II                                                 83,536        (12,825)        70,711
   Platinum Investor III                                                    45,989        (33,945)        12,044
   Platinum Investor IV                                                     10,793         (7,244)         3,549
   Platinum Investor FlexDirector                                              396         (1,506)        (1,110)
   Platinum Investor PLUS                                                   13,171        (37,222)       (24,051)
   Platinum Investor Survivor                                                8,716         (3,697)         5,019
   Platinum Investor Survivor II                                            31,334         (1,159)        30,175
   Platinum Investor VIP                                                    49,877         (8,295)        41,582
   Platinum Investor VIP (with GMWB rider)                                   1,233            (88)         1,145
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                              2,579            (63)         2,516
   Platinum Investor I & II                                                 17,467         (7,144)        10,323
   Platinum Investor III                                                    51,431        (63,953)       (12,522)
   Platinum Investor IV                                                      3,935         (1,386)         2,549
   Platinum Investor FlexDirector                                               39            (17)            22
   Platinum Investor PLUS                                                    2,031         (2,247)          (216)
   Platinum Investor Survivor                                                  652         (2,610)        (1,958)
   Platinum Investor Survivor II                                            11,707           (778)        10,929
   Platinum Investor VIP                                                     7,652         (1,434)         6,218
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                                            --         (2,356)        (2,356)
   Corporate America (reduced surrender charge)                              1,630           (427)         1,203
   Platinum Investor I & II                                                 70,436         (8,993)        61,443
   Platinum Investor III                                                    61,842        (48,362)        13,480

                                    VL-R-38

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                                        Accumulation   Accumulation   Net Increase
Divisions                                                               Units Issued  Units Redeemed   (Decrease)
------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares - Continued
   Platinum Investor IV                                                      2,735         (1,294)         1,441
   Platinum Investor PLUS                                                    2,731         (2,262)           469
   Platinum Investor Survivor                                                1,886           (868)         1,018
   Platinum Investor Survivor II                                               201           (400)          (199)
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                                     --           (268)          (268)
   Platinum Investor III                                                        --         (8,359)        (8,359)
   Platinum Investor IV                                                         --         (1,014)        (1,014)
   Platinum Investor PLUS                                                       --           (701)          (701)
   Platinum Investor Survivor                                                   --           (520)          (520)
   Platinum Investor Survivor II                                                --           (283)          (283)
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                                  5,256         (2,528)         2,728
   Platinum Investor III                                                    14,984        (17,665)        (2,681)
   Platinum Investor IV                                                      7,217         (3,026)         4,191
   Platinum Investor FlexDirector                                              182            (68)           114
   Platinum Investor PLUS                                                    2,200         (1,742)           458
   Platinum Investor Survivor                                                1,864            (58)         1,806
   Platinum Investor Survivor II                                               825           (338)           487
   Platinum Investor VIP                                                    34,795         (5,183)        29,612
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                              1,296           (401)           895
   Platinum Investor I & II                                                  2,535        (10,650)        (8,115)
   Platinum Investor III                                                    56,767        (69,021)       (12,254)
   Platinum Investor IV                                                      2,002         (1,450)           552
   Platinum Investor FlexDirector                                               45            (13)            32
   Platinum Investor PLUS                                                    6,469         (7,170)          (701)
   Platinum Investor Survivor                                                2,511         (4,045)        (1,534)
   Platinum Investor Survivor II                                               629           (256)           373
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                                              238         (1,361)        (1,123)
   Corporate America (reduced surrender charge)                              3,126            (67)         3,059
   Platinum Investor I & II                                                 54,691       (100,239)       (45,548)
   Platinum Investor III                                                    87,828        (88,781)          (953)
   Platinum Investor IV                                                      2,421         (2,408)            13
   Platinum Investor FlexDirector                                               --            (44)           (44)
   Platinum Investor PLUS                                                    7,197         (7,560)          (363)
   Platinum Investor Survivor                                                7,000        (14,114)        (7,114)
   Platinum Investor Survivor II                                               995           (505)           490
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                              905           (948)           (43)
   Corporate America                                                            --         (2,179)        (2,179)
   Corporate America (reduced surrender charge)                                480            (91)           389
   Platinum Investor I & II                                                  1,317         (8,373)        (7,056)
   Platinum Investor III                                                    42,491        (48,432)        (5,941)
   Platinum Investor IV                                                      3,367         (2,010)         1,357
   Platinum Investor FlexDirector                                                4            (11)            (7)
   Platinum Investor PLUS                                                    3,523         (5,380)        (1,857)
   Platinum Investor Survivor                                                  920         (2,260)        (1,340)
   Platinum Investor Survivor II                                               640         (1,858)        (1,218)

                                    VL-R-39

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                                        Accumulation   Accumulation   Net Increase
Divisions                                                               Units issued  Units Redeemed   (Decrease)
------------------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series - Initial Class - Continued
   Platinum Investor VIP                                                     6,999         (1,319)         5,680
   Platinum Investor VIP (with GMWB rider)                                       2            (25)           (23)
MFS VIT Research Series - Initial Class
   Corporate America (reduced surrender charge)                                637             (4)           633
   Platinum Investor I & II                                                  1,513         (5,934)        (4,421)
   Platinum Investor III                                                    27,509        (37,207)        (9,698)
   Platinum Investor IV                                                      2,777           (786)         1,991
   Platinum Investor FlexDirector                                               38            (11)            27
   Platinum Investor PLUS                                                    1,955         (1,240)           715
   Platinum Investor Survivor                                                1,394           (929)           465
   Platinum Investor Survivor II                                             1,382            (56)         1,326
   Platinum Investor VIP                                                     6,079           (974)         5,105
   Platinum Investor VIP (with GMWB rider)                                       2             (3)            (1)
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                              629        (10,091)        (9,462)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America (reduced surrender charge)                              1,905           (137)         1,768
   Platinum Investor I & II                                                 31,759         (5,940)        25,819
   Platinum Investor III                                                   197,809        (39,179)       158,630
   Platinum Investor IV                                                      2,875         (2,661)           214
   Platinum Investor FlexDirector                                              273            (10)           263
   Platinum Investor PLUS                                                    4,731         (5,764)        (1,033)
   Platinum Investor Survivor                                               13,237           (935)        12,302
   Platinum Investor Survivor II                                            19,962           (953)        19,009
   Platinum Investor VIP                                                    11,698         (2,319)         9,379
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                               80           (786)          (706)
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                                  3,048           (260)         2,788
   Platinum Investor III                                                     7,301         (7,830)          (529)
   Platinum Investor IV                                                     13,000         (5,019)         7,981
   Platinum Investor FlexDirector                                              573           (572)             1
   Platinum Investor PLUS                                                    1,048           (722)           326
   Platinum Investor Survivor                                                  210            (53)           157
   Platinum Investor Survivor II                                             1,176           (408)           768
   Platinum Investor VIP                                                    19,813         (3,643)        16,170
   Platinum Investor VIP (with GMWB rider)                                      67            (22)            45
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AIG Income Advantage VUL                                                    102            (13)            89
   Corporate America (reduced surrender charge)                              6,985           (199)         6,786
   Platinum Investor I & II                                                 54,784         (1,009)        53,775
   Platinum Investor III                                                    19,360        (14,749)         4,611
   Platinum Investor IV                                                     13,257         (6,565)         6,692
   Platinum Investor FlexDirector                                              126           (365)          (239)
   Platinum Investor PLUS                                                    4,995         (1,878)         3,117
   Platinum Investor Survivor                                                  484         (1,057)          (573)
   Platinum Investor Survivor II                                             5,328           (457)         4,871
   Platinum Investor VIP                                                    38,673         (7,399)        31,274
   Platinum Investor VIP (with GMWB rider)                                      61           (101)           (40)

                                    VL-R-40

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                                         Accumulation  Accumulation      Net
                                                                             Units         Units      Increase
Divisions                                                                   Issued       Redeemed    (Decrease)
---------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                               122          (602)        (480)
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   Corporate America (reduced surrender charge)                                  34            --           34
   Platinum Investor I & II                                                     224       (21,092)     (20,868)
   Platinum Investor III                                                    127,516          (435)     127,081
   Platinum Investor IV                                                         353          (120)         233
   Platinum Investor PLUS                                                       148           (14)         134
   Platinum Investor Survivor II                                              9,665          (678)       8,987
   Platinum Investor VIP                                                      7,855        (1,343)       6,512
   Platinum Investor VIP (with GMWB rider)                                        2            (3)          (1)
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                             8,040        (3,824)       4,216
   Corporate America                                                             --        (2,113)      (2,113)
   Corporate America (reduced surrender charge)                              32,393        (1,874)      30,519
   Platinum Investor I & II                                                   7,881       (11,857)      (3,976)
   Platinum Investor III                                                     70,408       (81,983)     (11,575)
   Platinum Investor IV                                                      33,679       (10,948)      22,731
   Platinum Investor FlexDirector                                               682          (191)         491
   Platinum Investor PLUS                                                    10,247        (7,128)       3,119
   Platinum Investor Survivor                                                 1,470        (4,851)      (3,381)
   Platinum Investor Survivor II                                             13,433        (3,338)      10,095
   Platinum Investor VIP                                                     56,634        (7,728)      48,906
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage VUL                                                      35            (4)          31
   Corporate America                                                             --          (666)        (666)
   Corporate America (reduced surrender charge)                               4,276           (75)       4,201
   Platinum Investor I & II                                                  10,884       (13,429)      (2,545)
   Platinum Investor III                                                     35,932       (34,594)       1,338
   Platinum Investor IV                                                      12,650        (5,926)       6,724
   Platinum Investor FlexDirector                                             1,976          (698)       1,278
   Platinum Investor PLUS                                                     7,027        (3,222)       3,805
   Platinum Investor Survivor                                                 7,815          (907)       6,908
   Platinum Investor Survivor II                                              6,773          (924)       5,849
   Platinum Investor VIP                                                     19,430        (3,969)      15,461
   Platinum Investor VIP (with GMWB rider)                                        2            (3)          (1)
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                               430        (3,978)      (3,548)
   AIG Income Advantage VUL                                                      52            (6)          46
   Corporate America (reduced surrender charge)                              28,270        (1,186)      27,084
   Platinum Investor I & II                                                  29,816       (41,258)     (11,442)
   Platinum Investor III                                                    161,649      (144,981)      16,668
   Platinum Investor IV                                                      39,420       (13,593)      25,827
   Platinum Investor FlexDirector                                             3,716        (1,234)       2,482
   Platinum Investor PLUS                                                    13,895       (11,108)       2,787
   Platinum Investor Survivor                                                18,899        (3,985)      14,914
   Platinum Investor Survivor II                                             26,376        (2,979)      23,397
   Platinum Investor VIP                                                     66,758       (11,193)      55,565
   Platinum Investor VIP (with GMWB rider)                                       39           (52)         (13)
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                                  12,152       (20,692)      (8,540)

                                   VL-R-41

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                           Accumulation  Accumulation      Net
                                                               Units         Units      Increase
Divisions                                                     Issued       Redeemed    (Decrease)
-------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio - Class I - Continued
   Platinum Investor III                                        6,415       (11,624)      (5,209)
   Platinum Investor PLUS                                         598          (136)         462
   Platinum Investor Survivor                                     759          (473)         286
   Platinum Investor Survivor II                                   --            (5)          (5)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                               29          (115)         (86)
   Platinum Investor I & II                                    20,033       (46,689)     (26,656)
   Platinum Investor III                                       18,589       (28,290)      (9,701)
   Platinum Investor PLUS                                         839          (831)           8
   Platinum Investor Survivor                                     729        (2,244)      (1,515)
   Platinum Investor Survivor II                                  662            (4)         658
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                     1,004          (108)         896
   Platinum Investor III                                        2,253          (420)       1,833
   Platinum Investor IV                                           240          (100)         140
   Platinum Investor FlexDirector                                 936           (54)         882
   Platinum Investor PLUS                                       1,189           (64)       1,125
   Platinum Investor Survivor II                                  154        (1,035)        (881)
   Platinum Investor VIP                                       10,135        (1,311)       8,824
   Platinum Investor VIP (with GMWB rider)                        761           (37)         724
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                 829          (892)         (63)
   Corporate America                                               --      (237,180)    (237,180)
   Corporate America (reduced surrender charge)                 9,521       (31,586)     (22,065)
   Platinum Investor I & II                                    10,676       (31,948)     (21,272)
   Platinum Investor III                                       25,013       (14,268)      10,745
   Platinum Investor IV                                         3,915        (2,206)       1,709
   Platinum Investor FlexDirector                                  19            (5)          14
   Platinum Investor PLUS                                       2,417        (1,406)       1,011
   Platinum Investor Survivor                                     363       (17,589)     (17,226)
   Platinum Investor Survivor II                                1,293          (455)         838
   Platinum Investor VIP                                       18,275        (2,705)      15,570
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                               --      (292,033)    (292,033)
   Corporate America (reduced surrender charge)                 7,743       (29,332)     (21,589)
   Platinum Investor I & II                                    28,848       (45,490)     (16,642)
   Platinum Investor III                                       85,619       (89,688)      (4,069)
   Platinum Investor IV                                        12,861       (12,204)         657
   Platinum Investor FlexDirector                                 627          (295)         332
   Platinum Investor PLUS                                       7,705        (6,797)         908
   Platinum Investor Survivor                                   2,718        (3,147)        (429)
   Platinum Investor Survivor II                                1,698          (548)       1,150
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                 5,815          (447)       5,368
   Platinum Investor I & II                                    22,702       (27,380)      (4,678)
   Platinum Investor III                                       25,360       (20,008)       5,352
   Platinum Investor IV                                        10,094        (3,861)       6,233
   Platinum Investor FlexDirector                                 133          (345)        (212)
   Platinum Investor PLUS                                       3,413        (2,337)       1,076
   Platinum Investor Survivor                                   1,149       (12,133)     (10,984)

                                   VL-R-42

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                                       Accumulation  Accumulation      Net
                                                                           Units         Units      Increase
Divisions                                                                 Issued       Redeemed    (Decrease)
---------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB - Continued
   Platinum Investor Survivor II                                            9,265          (156)       9,109
   Platinum Investor VIP                                                   33,641        (5,865)      27,776
   Platinum Investor VIP (with GMWB rider)                                     98            (9)          89
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                             346        (1,553)      (1,207)
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                             830        (1,130)        (300)
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                           1,247        (8,773)      (7,526)
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                                   455       (10,490)     (10,035)
   Platinum Investor III                                                    8,465        (9,484)      (1,019)
   Platinum Investor IV                                                     3,190        (1,602)       1,588
   Platinum Investor FlexDirector                                              42           (19)          23
   Platinum Investor PLUS                                                   2,132        (2,124)           8
   Platinum Investor Survivor                                                  --          (121)        (121)
   Platinum Investor Survivor II                                            6,427          (547)       5,880
   Platinum Investor VIP                                                    6,006        (1,070)       4,936
SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                                    80          (146)         (66)
   Platinum Investor III                                                   15,425       (13,837)       1,588
   Platinum Investor IV                                                     4,153        (2,237)       1,916
   Platinum Investor FlexDirector                                               2            (1)           1
   Platinum Investor PLUS                                                   4,448        (3,046)       1,402
   Platinum Investor Survivor                                                 418            (5)         413
   Platinum Investor Survivor II                                            1,237          (381)         856
   Platinum Investor VIP                                                    6,963        (1,018)       5,945
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                                                24,584       (61,169)     (36,585)
   Platinum Investor III                                                   11,527       (10,463)       1,064
   Platinum Investor IV                                                     1,468        (1,052)         416
   Platinum Investor PLUS                                                     776          (588)         188
   Platinum Investor Survivor                                               1,673        (2,939)      (1,266)
   Platinum Investor Survivor II                                               --           (12)         (12)
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                                 6,486       (12,316)      (5,830)
   Platinum Investor III                                                    3,353        (3,986)        (633)
   Platinum Investor IV                                                       501          (293)         208
   Platinum Investor FlexDirector                                             398          (271)         127
   Platinum Investor PLUS                                                     617        (1,043)        (426)
   Platinum Investor Survivor                                                 493          (156)         337
   Platinum Investor Survivor II                                           35,284          (528)      34,756
VALIC Company I International Equities Fund
   AG Legacy Plus                                                             346        (1,676)      (1,330)
   Corporate America (reduced surrender charge)                             1,315            (3)       1,312
   Platinum Investor I & II                                                54,116       (14,164)      39,952
   Platinum Investor III                                                   12,481       (10,422)       2,059
   Platinum Investor IV                                                     3,306        (1,160)       2,146
   Platinum Investor FlexDirector                                              35           (44)          (9)
   Platinum Investor PLUS                                                   1,339        (1,235)         104

                                   VL-R-43

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                         Accumulation Units  Accumulation Units  Net Increase
Divisions                                                       Issued            Redeemed        (Decrease)
-------------------------------------------------------------------------------------------------------------
VALIC Company I International Equities Fund - Continued
   Platinum Investor Survivor                                       632             (1,922)          (1,290)
   Platinum Investor Survivor II                                  3,216               (273)           2,943
   Platinum Investor VIP                                         11,482             (1,656)           9,826
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                                   734             (2,108)          (1,374)
   Corporate America                                                 35               (145)            (110)
   Corporate America (reduced surrender charge)                   3,062                (70)           2,992
   Platinum Investor I & II                                      19,463            (76,574)         (57,111)
   Platinum Investor III                                         55,265            (57,264)          (1,999)
   Platinum Investor IV                                          11,539             (5,299)           6,240
   Platinum Investor FlexDirector                                   517               (107)             410
   Platinum Investor PLUS                                         5,462             (4,576)             886
   Platinum Investor Survivor                                     2,166             (7,136)          (4,970)
   Platinum Investor Survivor II                                  2,632             (1,337)           1,295
   Platinum Investor VIP                                         49,378             (5,879)          43,499
   Platinum Investor VIP (with GMWB rider)                           63               (106)             (43)
VALIC Company I Money Market I Fund
   AG Legacy Plus                                                   285             (8,743)          (8,458)
   AIG Income Advantage VUL                                       1,662               (384)           1,278
   Corporate America (reduced surrender charge)                 301,640           (191,210)         110,430
   Platinum Investor I & II                                      71,028           (161,490)         (90,462)
   Platinum Investor III                                        259,521           (131,636)         127,885
   Platinum Investor IV                                          18,735            (21,211)          (2,476)
   Platinum Investor FlexDirector                                13,712            (10,117)           3,595
   Platinum Investor PLUS                                        12,253            (13,334)          (1,081)
   Platinum Investor Survivor                                    62,761            (34,876)          27,885
   Platinum Investor Survivor II                                483,492           (741,236)        (257,744)
   Platinum Investor VIP                                      1,154,137         (1,118,816)          35,321
   Platinum Investor VIP (with GMWB rider)                        2,283             (1,546)             737
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                                      11,187           (107,579)         (96,392)
   Platinum Investor III                                         69,021            (76,130)          (7,109)
   Platinum Investor IV                                           2,140             (1,259)             881
   Platinum Investor FlexDirector                                   262                 (9)             253
   Platinum Investor PLUS                                         2,625             (2,165)             460
   Platinum Investor Survivor                                       698               (782)             (84)
   Platinum Investor Survivor II                                  5,711            (63,870)         (58,159)
   Platinum Investor VIP                                          3,549               (570)           2,979
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                                       4,334             (3,924)             410
   Platinum Investor III                                         43,010            (24,261)          18,749
   Platinum Investor IV                                           1,694               (680)           1,014
   Platinum Investor FlexDirector                                   311                (17)             294
   Platinum Investor PLUS                                         1,438               (670)             768
   Platinum Investor Survivor                                     1,129             (1,324)            (195)
   Platinum Investor Survivor II                                    566                (64)             502
   Platinum Investor VIP                                          2,330               (382)           1,948
VALIC Company I Small Cap Index Fund
   Corporate America (reduced surrender charge)                   7,915               (298)           7,617
   Platinum Investor I & II                                       6,978            (44,886)         (37,908)

                                   VL-R-44

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                         Accumulation Units  Accumulation Units  Net Increase
Divisions                                                       Issued            Redeemed        (Decrease)
-------------------------------------------------------------------------------------------------------------
VALIC Company I Small Cap Index Fund - Continued
   Platinum Investor III                                         28,861            (21,986)           6,875
   Platinum Investor IV                                           9,278             (3,531)           5,747
   Platinum Investor FlexDirector                                   556               (137)             419
   Platinum Investor PLUS                                         3,892             (2,638)           1,254
   Platinum Investor Survivor                                     1,047               (749)             298
   Platinum Investor Survivor II                                  9,321               (517)           8,804
   Platinum Investor VIP                                         44,350             (4,529)          39,821
   Platinum Investor VIP (with GMWB rider)                           --               (169)            (169)
VALIC Company I Stock Index Fund
   AG Legacy Plus                                                   968             (6,635)          (5,667)
   Corporate America                                                 62               (256)            (194)
   Corporate America (reduced surrender charge)                  10,947               (631)          10,316
   Platinum Investor I & II                                      64,949           (359,840)        (294,891)
   Platinum Investor III                                        115,273           (232,389)        (117,116)
   Platinum Investor IV                                          26,554             (7,979)          18,575
   Platinum Investor FlexDirector                                   943               (598)             345
   Platinum Investor PLUS                                        10,394            (13,619)          (3,225)
   Platinum Investor Survivor                                     6,333            (15,962)          (9,629)
   Platinum Investor Survivor II                                 40,577             (3,122)          37,455
   Platinum Investor VIP                                         67,357             (6,420)          60,937
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                                   635             (1,812)          (1,177)
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                                      10,963            (22,066)         (11,103)
   Platinum Investor III                                         73,793           (105,382)         (31,589)
   Platinum Investor IV                                          17,478             (7,566)           9,912
   Platinum Investor FlexDirector                                    37                 (8)              29
   Platinum Investor PLUS                                         5,006             (4,532)             474
   Platinum Investor Survivor                                     1,054             (7,133)          (6,079)
   Platinum Investor Survivor II                                 34,049             (1,673)          32,376
   Platinum Investor VIP                                         30,376             (5,145)          25,231
   Platinum Investor VIP (with GMWB rider)                           36                 (7)              29
Van Kampen LIT Strategic Growth Portfolio - Class I
   AG Legacy Plus                                                   409             (2,825)          (2,416)
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage VUL                                          13                 (1)              12
   Corporate America (reduced surrender charge)                   5,293               (736)           4,557
   Platinum Investor I & II                                       2,597            (11,480)          (8,883)
   Platinum Investor III                                         34,917            (40,476)          (5,559)
   Platinum Investor IV                                          12,445             (5,708)           6,737
   Platinum Investor FlexDirector                                   240                (36)             204
   Platinum Investor PLUS                                         6,233             (5,206)           1,027
   Platinum Investor Survivor                                     7,366             (2,935)           4,431
   Platinum Investor Survivor II                                 37,058               (896)          36,162
   Platinum Investor VIP                                         21,134             (4,592)          16,542
   Platinum Investor VIP (with GMWB rider)                            1                 (2)              (1)
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage VUL                                          34                 (4)              30
   Corporate America                                                 --               (668)            (668)
   Corporate America (reduced surrender charge)                   5,649               (895)           4,754

                                   VL-R-45

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                         Accumulation Units  Accumulation Units  Net Increase
Divisions                                                       Issued            Redeemed        (Decrease)
-------------------------------------------------------------------------------------------------------------
Vanguard VIF REIT Index Portfolio - Continued
   Platinum Investor I & II                                       4,956            (23,061)         (18,105)
   Platinum Investor III                                         67,472            (33,706)          33,766
   Platinum Investor IV                                          23,039            (13,182)           9,857
   Platinum Investor FlexDirector                                   361               (464)            (103)
   Platinum Investor PLUS                                        13,691            (34,137)         (20,446)
   Platinum Investor Survivor                                     2,777             (1,899)             878
   Platinum Investor Survivor II                                  3,142             (2,834)             308
   Platinum Investor VIP                                         60,051            (11,809)          48,242
   Platinum Investor VIP (with GMWB rider)                          206               (103)             103

                                   VL-R-46

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                             Accumulation Units  Accumulation Units  Net Increase
Divisions                                                           Issued            Redeemed        (Decrease)
-----------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                                  3,876               (118)           3,758
   Corporate America (reduced surrender charge)                       2,292                 (7)           2,285
   Platinum Investor I & II                                         831,187            (95,279)         735,908
   Platinum Investor III                                            424,592            (49,325)         375,267
   Platinum Investor IV                                              14,822             (2,389)          12,433
   Platinum Investor FlexDirector                                       437                (13)             424
   Platinum Investor PLUS                                            26,067             (2,608)          23,459
   Platinum Investor Survivor                                        78,959            (14,120)          64,839
   Platinum Investor Survivor II                                     10,165               (405)           9,760
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                                     1,148             (8,304)          (7,156)
   Corporate America                                                     26               (116)             (90)
   Corporate America (reduced surrender charge)                       5,321                (82)           5,239
   Platinum Investor I & II                                          35,977            (47,093)         (11,116)
   Platinum Investor III                                            144,343            (46,476)          97,867
   Platinum Investor IV                                              26,015             (6,617)          19,398
   Platinum Investor FlexDirector                                       848               (118)             730
   Platinum Investor PLUS                                             4,163             (2,074)           2,089
   Platinum Investor Survivor                                        14,974             (4,987)           9,987
   Platinum Investor Survivor II                                      4,335               (389)           3,946
   Platinum Investor VIP                                             18,692             (1,163)          17,529
   Platinum Investor VIP (with GMWB rider)                              262                 (6)             256
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                                     46             (5,706)          (5,660)
   Corporate America (reduced surrender charge)                           5                 (5)              --
   Platinum Investor I & II                                          26,206           (790,148)        (763,942)
   Platinum Investor III                                             35,764           (519,375)        (483,611)
   Platinum Investor IV                                               2,139             (8,346)          (6,207)
   Platinum Investor FlexDirector                                         1               (390)            (389)
   Platinum Investor PLUS                                             1,511            (20,843)         (19,332)
   Platinum Investor Survivor                                         1,220           (109,571)        (108,351)
   Platinum Investor Survivor II                                        571             (8,917)          (8,346)
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                           5,295               (867)           4,428
   Platinum Investor III                                             45,768             (5,285)          40,483
   Platinum Investor IV                                              10,592             (2,174)           8,418
   Platinum Investor FlexDirector                                        --                (40)             (40)
   Platinum Investor PLUS                                             3,168             (1,375)           1,793
   Platinum Investor Survivor                                           126               (116)              10
   Platinum Investor Survivor II                                        933                (20)             913
   Platinum Investor VIP                                              8,682               (354)           8,328
   Platinum Investor VIP (with GMWB rider)                              180                (16)             164
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)                       4,132               (109)           4,023
   Platinum Investor I & II                                             136               (813)            (677)
   Platinum Investor III                                             13,945            (18,725)          (4,780)
   Platinum Investor IV                                              16,735             (2,908)          13,827
   Platinum Investor FlexDirector                                     1,101               (922)             179
   Platinum Investor PLUS                                             2,630             (1,859)             771
   Platinum Investor Survivor                                         5,315               (285)           5,030

                                   VL-R-47

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                            Accumulation   Accumulation   Net Increase
Divisions                                                                   Units Issued  Units Redeemed   (Decrease)
----------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio - Class O Shares - Continued
   Platinum Investor Survivor II                                                   846           (344)           502
   Platinum Investor VIP                                                         2,579           (349)         2,230
American Century VP Value Fund - Class I
   AG Legacy Plus                                                                1,109         (4,555)        (3,446)
   Corporate America                                                                 1         (1,269)        (1,268)
   Corporate America (reduced surrender charge)                                 12,688           (347)        12,341
   Platinum Investor I & II                                                     14,262        (55,898)       (41,636)
   Platinum Investor III                                                        97,892        (87,348)        10,544
   Platinum Investor IV                                                         34,738        (10,632)        24,106
   Platinum Investor FlexDirector                                                  907            (23)           884
   Platinum Investor PLUS                                                       14,309        (10,325)         3,984
   Platinum Investor Survivor                                                    1,945         (3,619)        (1,674)
   Platinum Investor Survivor II                                                10,211         (8,367)         1,844
   Platinum Investor VIP                                                        13,150           (821)        12,329
   Platinum Investor VIP (with GMWB rider)                                         179            (17)           162
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor I & II                                                      5,259         (4,540)           719
   Platinum Investor III                                                        27,694        (21,601)         6,093
   Platinum Investor IV                                                         12,335         (1,884)        10,451
   Platinum Investor FlexDirector                                                1,406           (820)           586
   Platinum Investor PLUS                                                        3,089         (2,396)           693
   Platinum Investor Survivor                                                      154           (164)           (10)
   Platinum Investor Survivor II                                                   608           (637)           (29)
   Platinum Investor VIP                                                         8,390           (212)         8,178
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                                     10,303         (6,692)         3,611
   Platinum Investor III                                                        46,598        (38,092)         8,506
   Platinum Investor IV                                                         10,830         (2,903)         7,927
   Platinum Investor FlexDirector                                                    1             (2)            (1)
   Platinum Investor PLUS                                                        5,575         (3,613)         1,962
   Platinum Investor Survivor                                                      844         (3,534)        (2,690)
   Platinum Investor Survivor II                                                 3,001           (957)         2,044
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                                                33           (440)          (407)
   Corporate America (reduced surrender charge)                                    717            (12)           705
   Platinum Investor I & II                                                     35,156        (68,730)       (33,574)
   Platinum Investor III                                                        96,793        (94,319)         2,474
   Platinum Investor IV                                                          9,122         (3,493)         5,629
   Platinum Investor FlexDirector                                                  447             --            447
   Platinum Investor PLUS                                                       10,248         (6,771)         3,477
   Platinum Investor Survivor                                                    4,101        (18,531)       (14,430)
   Platinum Investor Survivor II                                                 8,944         (4,662)         4,282
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                                21            (86)           (65)
   Corporate America (reduced surrender charge)                                  8,115           (295)         7,820
   Platinum Investor I & II                                                     11,692        (25,567)       (13,875)
   Platinum Investor III                                                        75,603        (49,625)        25,978
   Platinum Investor IV                                                         10,566         (3,255)         7,311
   Platinum Investor FlexDirector                                                  198            (25)           173
   Platinum Investor PLUS                                                        7,213         (4,893)         2,320

                                    VL-R-48

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                            Accumulation   Accumulation   Net Increase
Divisions                                                                   Units Issued  Units Redeemed   (Decrease)
----------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial Shares - Continued
   Platinum Investor Survivor                                                      939         (2,927)        (1,988)
   Platinum Investor Survivor II                                                 2,752         (3,280)          (528)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                                   46         (1,929)        (1,883)
   Platinum Investor I & II                                                      1,923        (17,270)       (15,347)
   Platinum Investor III                                                        52,559        (42,046)        10,513
   Platinum Investor IV                                                          7,369         (2,430)         4,939
   Platinum Investor FlexDirector                                                  625            (66)           559
   Platinum Investor PLUS                                                        5,809         (4,044)         1,765
   Platinum Investor Survivor                                                    2,488         (1,379)         1,109
   Platinum Investor Survivor II                                                13,185         (5,618)         7,567
   Platinum Investor VIP                                                         2,466           (197)         2,269
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                                4,945         (4,089)           856
   Corporate America                                                                --           (884)          (884)
   Corporate America (reduced surrender charge)                                 14,712           (322)        14,390
   Platinum Investor I & II                                                    119,041        (35,038)        84,003
   Platinum Investor III                                                       229,530       (141,892)        87,638
   Platinum Investor IV                                                         75,078        (16,909)        58,169
   Platinum Investor FlexDirector                                                2,710           (180)         2,530
   Platinum Investor PLUS                                                       27,727        (62,333)       (34,606)
   Platinum Investor Survivor                                                   32,122         (4,723)        27,399
   Platinum Investor Survivor II                                                26,436         (6,446)        19,990
   Platinum Investor VIP                                                        38,997         (2,112)        36,885
   Platinum Investor VIP (with GMWB rider)                                         467            (24)           443
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                                2,385         (8,338)        (5,953)
   Corporate America                                                                --           (613)          (613)
   Corporate America (reduced surrender charge)                                 13,323         (1,637)        11,686
   Platinum Investor I & II                                                     19,277        (34,170)       (14,893)
   Platinum Investor III                                                       157,230       (170,479)       (13,249)
   Platinum Investor IV                                                         32,971         (7,953)        25,018
   Platinum Investor FlexDirector                                                  275           (174)           101
   Platinum Investor PLUS                                                       18,125        (12,148)         5,977
   Platinum Investor Survivor                                                   12,148        (13,813)        (1,665)
   Platinum Investor Survivor II                                                23,457         (1,759)        21,698
   Platinum Investor VIP                                                        16,398           (471)        15,927
   Platinum Investor VIP (with GMWB rider)                                         173            (16)           157
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor III                                                           714            (49)           665
   Platinum Investor IV                                                            132            (24)           108
   Platinum Investor FlexDirector                                                    6             (1)             5
   Platinum Investor VIP                                                           269            (58)           211
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                                         2,144             --          2,144
   Platinum Investor IV                                                             66            (16)            50
   Platinum Investor VIP                                                         3,146           (217)         2,929
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                                           881             --            881
   Platinum Investor IV                                                             88            (27)            61

                                    VL-R-49

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                            Accumulation   Accumulation   Net Increase
Divisions                                                                   Units Issued  Units Redeemed   (Decrease)
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2 - Continued
   Platinum Investor PLUS                                                          953            (24)           929
   Platinum Investor VIP                                                         4,465           (351)         4,114
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                                  888         (3,450)        (2,562)
   Corporate America (reduced surrender charge)                                  8,665           (203)         8,462
   Platinum Investor I & II                                                     13,114        (33,599)       (20,485)
   Platinum Investor III                                                       277,006       (231,913)        45,093
   Platinum Investor IV                                                         23,052         (7,502)        15,550
   Platinum Investor FlexDirector                                                8,053         (1,496)         6,557
   Platinum Investor PLUS                                                       24,630        (16,534)         8,096
   Platinum Investor Survivor                                                    8,970         (5,090)         3,880
   Platinum Investor Survivor II                                                10,005         (3,208)         6,797
   Platinum Investor VIP                                                         5,603           (550)         5,053
   Platinum Investor VIP (with GMWB rider)                                           5             (1)             4
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)                                 12,307         (2,742)         9,565
   Platinum Investor I & II                                                      4,793         (1,460)         3,333
   Platinum Investor III                                                        44,278        (52,794)        (8,516)
   Platinum Investor IV                                                         48,807        (10,963)        37,844
   Platinum Investor FlexDirector                                                  304            (59)           245
   Platinum Investor PLUS                                                        7,422         (3,410)         4,012
   Platinum Investor Survivor                                                      746         (6,067)        (5,321)
   Platinum Investor Survivor II                                                 7,086         (4,083)         3,003
   Platinum Investor VIP                                                        23,031         (1,437)        21,594
   Platinum Investor VIP (with GMWB rider)                                         195            (18)           177
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   Corporate America (reduced surrender charge)                                  8,500           (222)         8,278
   Platinum Investor I & II                                                      2,361           (722)         1,639
   Platinum Investor III                                                       111,116         (9,600)       101,516
   Platinum Investor IV                                                         36,043         (6,903)        29,140
   Platinum Investor FlexDirector                                                1,114           (122)           992
   Platinum Investor PLUS                                                        7,981         (6,338)         1,643
   Platinum Investor Survivor                                                   19,675           (773)        18,902
   Platinum Investor Survivor II                                                 8,314         (4,141)         4,173
   Platinum Investor VIP                                                        17,231           (605)        16,626
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                  697         (5,146)        (4,449)
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                                      3,542         (7,923)        (4,381)
   Platinum Investor III                                                        38,023       (420,577)      (382,554)
   Platinum Investor IV                                                         33,839         (6,165)        27,674
   Platinum Investor FlexDirector                                                  861            (38)           823
   Platinum Investor PLUS                                                        5,265         (5,169)            96
   Platinum Investor Survivor                                                      179         (8,877)        (8,698)
   Platinum Investor Survivor II                                                 8,775         (9,331)          (556)
   Platinum Investor VIP                                                         3,373           (296)         3,077
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                                     78,540        (19,320)        59,220
   Platinum Investor III                                                       260,222        (42,479)       217,743
   Platinum Investor IV                                                         32,572         (6,656)        25,916

                                    VL-R-50

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                        Accumulation Units  Accumulation Units  Net Increase
Divisions                                                                    Issued             Redeemed        (Decrease)
----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Mutual Shares Securities Fund - Class 2 - Continued
   Platinum Investor FlexDirector                                              2,792                (124)            2,668
   Platinum Investor PLUS                                                      8,925              (5,644)            3,281
   Platinum Investor Survivor                                                 34,493                (703)           33,790
   Platinum Investor Survivor II                                               6,217                (785)            5,432
   Platinum Investor VIP                                                       9,719                (691)            9,028
   Platinum Investor VIP (with GMWB rider)                                     1,049                 (23)            1,026
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                                777              (5,685)           (4,908)
   Platinum Investor I & II                                                   14,573             (17,180)           (2,607)
   Platinum Investor III                                                      33,619             (68,707)          (35,088)
   Platinum Investor IV                                                       20,546              (4,555)           15,991
   Platinum Investor FlexDirector                                              1,768                (205)            1,563
   Platinum Investor PLUS                                                      6,184              (4,475)            1,709
   Platinum Investor Survivor                                                 11,431              (2,417)            9,014
   Platinum Investor Survivor II                                               6,484              (1,333)            5,151
   Platinum Investor VIP                                                       9,161                (452)            8,709
   Platinum Investor VIP (with GMWB rider)                                         9                  (2)                7
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                                       --              (8,506)           (8,506)
   Platinum Investor III                                                          --              (1,324)           (1,324)
   Platinum Investor PLUS                                                         --                  (2)               (2)
   Platinum Investor Survivor                                                     --             (37,958)          (37,958)
   Platinum Investor Survivor II                                                  --            (128,556)         (128,556)
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                                3,778                 (52)            3,726
   Platinum Investor I & II                                                   33,114             (20,901)           12,213
   Platinum Investor III                                                     204,899             (32,830)          172,069
   Platinum Investor IV                                                       23,365              (5,005)           18,360
   Platinum Investor FlexDirector                                                852              (4,918)           (4,066)
   Platinum Investor PLUS                                                     30,861              (2,113)           28,748
   Platinum Investor Survivor                                                 24,177              (4,409)           19,768
   Platinum Investor Survivor II                                              15,615                (660)           14,955
   Platinum Investor VIP                                                      14,565              (1,074)           13,491
   Platinum Investor VIP (with GMWB rider)                                       168                 (15)              153
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                              --                (316)             (316)
   Corporate America (reduced surrender charge)                                2,200                 (22)            2,178
   Platinum Investor I & II                                                    5,179             (23,277)          (18,098)
   Platinum Investor III                                                      72,359             (59,569)           12,790
   Platinum Investor IV                                                        4,086              (1,263)            2,823
   Platinum Investor PLUS                                                      4,036              (1,592)            2,444
   Platinum Investor Survivor                                                  2,214              (2,726)             (512)
   Platinum Investor Survivor II                                                 260              (2,420)           (2,160)
   Platinum Investor VIP                                                       2,310                (205)            2,105
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                                              --                (358)             (358)
   Corporate America (reduced surrender charge)                                2,898              (1,396)            1,502
   Platinum Investor I & II                                                    3,814             (23,021)          (19,207)
   Platinum Investor III                                                      76,526             (90,684)          (14,158)
   Platinum Investor IV                                                        3,726              (1,195)            2,531

                                   VL-R-51

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                        Accumulation Units  Accumulation Units  Net Increase
Divisions                                                                    Issued             Redeemed        (Decrease)
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares - Continued
   Platinum Investor PLUS                                                      3,789              (2,455)            1,334
   Platinum Investor Survivor                                                  2,934              (8,616)           (5,682)
   Platinum Investor Survivor II                                                 588                (498)               90
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                                       34              (1,161)           (1,127)
   Platinum Investor III                                                      18,714             (68,844)          (50,130)
   Platinum Investor IV                                                        8,447              (2,241)            6,206
   Platinum Investor PLUS                                                      4,745              (6,882)           (2,137)
   Platinum Investor Survivor                                                     60              (5,978)           (5,918)
   Platinum Investor Survivor II                                                 163              (7,509)           (7,346)
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                                    2,497              (3,974)           (1,477)
   Platinum Investor III                                                      31,218             (13,674)           17,544
   Platinum Investor IV                                                       10,203              (2,438)            7,765
   Platinum Investor FlexDirector                                                241                 (59)              182
   Platinum Investor PLUS                                                      2,566              (1,744)              822
   Platinum Investor Survivor                                                    364                (155)              209
   Platinum Investor Survivor II                                                 629                (622)                7
   Platinum Investor VIP                                                      11,557                (437)           11,120
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                                              --                 (61)              (61)
   Corporate America (reduced surrender charge)                                1,921                 (11)            1,910
   Platinum Investor I & II                                                    3,678             (26,585)          (22,907)
   Platinum Investor III                                                      86,140             (97,125)          (10,985)
   Platinum Investor IV                                                        4,024              (1,270)            2,754
   Platinum Investor FlexDirector                                                 --                 (11)              (11)
   Platinum Investor PLUS                                                     11,098              (8,150)            2,948
   Platinum Investor Survivor                                                  2,914             (11,617)           (8,703)
   Platinum Investor Survivor II                                               1,134                (423)              711
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                                                604              (2,402)           (1,798)
   Corporate America (reduced surrender charge)                                2,145                 (38)            2,107
   Platinum Investor I & II                                                   77,151            (153,315)          (76,164)
   Platinum Investor III                                                     123,996            (195,000)          (71,004)
   Platinum Investor IV                                                        4,261              (1,573)            2,688
   Platinum Investor FlexDirector                                                174                 (46)              128
   Platinum Investor PLUS                                                     11,035              (7,133)            3,902
   Platinum Investor Survivor                                                 15,574             (30,459)          (14,885)
   Platinum Investor Survivor II                                                 718                (883)             (165)
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                              1,151              (2,253)           (1,102)
   Corporate America                                                              --                (318)             (318)
   Corporate America (reduced surrender charge)                                1,984                 (42)            1,942
   Platinum Investor I & II                                                    2,122             (21,895)          (19,773)
   Platinum Investor III                                                      57,469             (49,070)            8,399
   Platinum Investor IV                                                        4,289              (1,307)            2,982
   Platinum Investor FlexDirector                                                  2                 (12)              (10)
   Platinum Investor PLUS                                                      5,064              (3,627)            1,437
   Platinum Investor Survivor                                                  1,338              (1,668)             (330)
   Platinum Investor Survivor II                                                 954                (247)              707

                                   VL-R-52

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                        Accumulation Units  Accumulation Units  Net Increase
Divisions                                                                     Issued             Redeemed        (Decrease)
----------------------------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series - Initial Class - Continued
   Platinum Investor VIP                                                       1,921                (118)            1,803
   Platinum Investor VIP (with GMWB rider)                                       296                  (8)              288
MFS VIT Research Series - Initial Class
   Platinum Investor I & II                                                    2,144              (2,789)             (645)
   Platinum Investor III                                                      40,462             (38,885)            1,577
   Platinum Investor IV                                                        1,665                (702)              963
   Platinum Investor FlexDirector                                                  1                  (7)               (6)
   Platinum Investor PLUS                                                      3,246              (1,275)            1,971
   Platinum Investor Survivor                                                  1,802              (1,838)              (36)
   Platinum Investor Survivor II                                               3,803                (264)            3,539
   Platinum Investor VIP                                                         943                 (40)              903
   Platinum Investor VIP (with GMWB rider)                                         5                  (1)                4
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                              1,628             (20,854)          (19,226)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America (reduced surrender charge)                                2,748                 (58)            2,690
   Platinum Investor I & II                                                   15,928              (4,892)           11,036
   Platinum Investor III                                                      63,107             (42,149)           20,958
   Platinum Investor IV                                                       11,715              (2,018)            9,697
   Platinum Investor FlexDirector                                                188                 (10)              178
   Platinum Investor PLUS                                                      9,445              (6,331)            3,114
   Platinum Investor Survivor                                                  5,519              (2,625)            2,894
   Platinum Investor Survivor II                                                 884                (638)              246
   Platinum Investor VIP                                                       4,433                (231)            4,202
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                                126                (953)             (827)
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                                       19              (4,676)           (4,657)
   Platinum Investor III                                                      15,218              (5,980)            9,238
   Platinum Investor IV                                                       19,189              (5,146)           14,043
   Platinum Investor FlexDirector                                              2,222                (219)            2,003
   Platinum Investor PLUS                                                        980                (880)              100
   Platinum Investor Survivor                                                    324                (471)             (147)
   Platinum Investor Survivor II                                                 295                (290)                5
   Platinum Investor VIP                                                       6,818                (426)            6,392
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Corporate America (reduced surrender charge)                                6,715                 (81)            6,634
   Platinum Investor I & II                                                    7,592              (1,781)            5,811
   Platinum Investor III                                                      32,223             (12,499)           19,724
   Platinum Investor IV                                                       20,330              (5,541)           14,789
   Platinum Investor FlexDirector                                                577                 (17)              560
   Platinum Investor PLUS                                                      4,768              (1,962)            2,806
   Platinum Investor Survivor                                                  2,890                (243)            2,647
   Platinum Investor Survivor II                                               1,298                (325)              973
   Platinum Investor VIP                                                      15,438                (828)           14,610
   Platinum Investor VIP (with GMWB rider)                                       189                 (18)              171
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                                327                (616)             (289)
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative
   Class Platinum Investor I & II                                             21,833                (266)           21,567

                                    VL-R-53

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                                     Accumulation  Accumulation      Net
                                                                                         Units         Units      Increase
Divisions                                                                               Issued       Redeemed    (Decrease)
---------------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class - Continued
   Platinum Investor III                                                                  2,834          (114)       2,720
   Platinum Investor IV                                                                     234           (51)         183
   Platinum Investor PLUS                                                                    39            (1)          38
   Platinum Investor Survivor II                                                            193           (14)         179
   Platinum Investor VIP                                                                  2,023          (138)       1,885
   Platinum Investor VIP (with GMWB rider)                                                    4            (1)           3
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                                         1,735       (11,623)      (9,888)
   Corporate America                                                                         --          (114)        (114)
   Corporate America (reduced surrender charge)                                          10,633          (366)      10,267
   Platinum Investor I & II                                                              13,499       (69,614)     (56,115)
   Platinum Investor III                                                                 97,016      (106,614)      (9,598)
   Platinum Investor IV                                                                  39,397        (9,236)      30,161
   Platinum Investor FlexDirector                                                           546          (106)         440
   Platinum Investor PLUS                                                                10,934       (10,302)         632
   Platinum Investor Survivor                                                             8,274        (4,524)       3,750
   Platinum Investor Survivor II                                                          9,831        (6,878)       2,953
   Platinum Investor VIP                                                                  3,781          (391)       3,390
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                                                         --          (627)        (627)
   Corporate America (reduced surrender charge)                                             857            (7)         850
   Platinum Investor I & II                                                               3,407       (10,327)      (6,920)
   Platinum Investor III                                                                 38,784       (55,551)     (16,767)
   Platinum Investor IV                                                                  15,643        (5,453)      10,190
   Platinum Investor FlexDirector                                                         2,259        (1,279)         980
   Platinum Investor PLUS                                                                 6,068        (4,103)       1,965
   Platinum Investor Survivor                                                               582          (695)        (113)
   Platinum Investor Survivor II                                                          3,724          (925)       2,799
   Platinum Investor VIP                                                                  6,777          (481)       6,296
   Platinum Investor VIP (with GMWB rider)                                                    5            (1)           4
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                                         1,416        (9,207)      (7,791)
   Corporate America (reduced surrender charge)                                          13,761          (307)      13,454
   Platinum Investor I & II                                                              37,678       (23,678)      14,000
   Platinum Investor III                                                                170,473      (354,595)    (184,122)
   Platinum Investor IV                                                                  54,007       (12,051)      41,956
   Platinum Investor FlexDirector                                                         3,537        (1,701)       1,836
   Platinum Investor PLUS                                                                17,527       (12,867)       4,660
   Platinum Investor Survivor                                                             2,787       (25,618)     (22,831)
   Platinum Investor Survivor II                                                          9,197       (38,683)     (29,486)
   Platinum Investor VIP                                                                 14,410          (849)      13,561
   Platinum Investor VIP (with GMWB rider)                                                  411           (11)         400
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                                              15,172       (29,952)     (14,780)
   Platinum Investor III                                                                  8,674       (10,891)      (2,217)
   Platinum Investor PLUS                                                                   121          (226)        (105)
   Platinum Investor Survivor                                                               839       (19,293)     (18,454)
   Platinum Investor Survivor II                                                             33           (13)          20
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                                         24          (106)         (82)

                                   VL-R-54

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                  Accumulation  Accumulation      Net
                                                                     Units         Units       Increase
Divisions                                                           Issued       Redeemed     (Decrease)
--------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio - Class I - Continued
   Platinum Investor I & II                                          21,141       (67,105)     (45,964)
   Platinum Investor III                                             23,140       (23,164)         (24)
   Platinum Investor PLUS                                             1,068          (799)         269
   Platinum Investor Survivor                                         2,141        (3,489)      (1,348)
   Platinum Investor Survivor II                                         16           (12)           4
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                               9            (5)           4
   Platinum Investor III                                              3,743           (43)       3,700
   Platinum Investor IV                                                 136           (59)          77
   Platinum Investor PLUS                                                30            (5)          25
   Platinum Investor Survivor II                                      2,372            --        2,372
   Platinum Investor VIP                                              1,065          (132)         933
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                       979        (1,824)        (845)
   Corporate America                                                 44,500       (43,016)       1,484
   Corporate America (reduced surrender charge)                      31,006          (496)      30,510
   Platinum Investor I & II                                          77,173       (11,941)      65,232
   Platinum Investor III                                             33,920      (105,329)     (71,409)
   Platinum Investor IV                                               7,278        (1,761)       5,517
   Platinum Investor FlexDirector                                        --            (4)          (4)
   Platinum Investor PLUS                                             2,507        (1,254)       1,253
   Platinum Investor Survivor                                         9,469          (184)       9,285
   Platinum Investor Survivor II                                        845          (306)         539
   Platinum Investor VIP                                              4,366          (297)       4,069
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                                 51,176       (53,224)      (2,048)
   Corporate America (reduced surrender charge)                      32,845        (1,896)      30,949
   Platinum Investor I & II                                          33,174      (102,936)     (69,762)
   Platinum Investor III                                            113,175      (122,364)      (9,189)
   Platinum Investor IV                                              22,373        (8,691)      13,682
   Platinum Investor FlexDirector                                     1,028        (1,592)        (564)
   Platinum Investor PLUS                                             9,637        (7,085)       2,552
   Platinum Investor Survivor                                         3,041       (36,367)     (33,326)
   Platinum Investor Survivor II                                      2,328          (770)       1,558
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                       3,327           (28)       3,299
   Platinum Investor I & II                                          40,918       (16,483)      24,435
   Platinum Investor III                                             72,423       (25,996)      46,427
   Platinum Investor IV                                              16,964        (3,799)      13,165
   Platinum Investor FlexDirector                                       473           (18)         455
   Platinum Investor PLUS                                             4,478        (2,402)       2,076
   Platinum Investor Survivor                                         3,380        (4,691)      (1,311)
   Platinum Investor Survivor II                                      2,897          (246)       2,651
   Platinum Investor VIP                                              8,934          (687)       8,247
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                       440        (3,256)      (2,816)
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                    10,890          (633)      10,257
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                     4,943        (4,486)         457

                                   VL-R-55

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                      Accumulation  Accumulation      Net
                                                          Units         Units      Increase
Divisions                                                Issued       Redeemed    (Decrease)
--------------------------------------------------------------------------------------------
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                  286        (4,008)      (3,722)
   Platinum Investor III                                  11,221        (9,174)       2,047
   Platinum Investor IV                                    3,328        (1,667)       1,661
   Platinum Investor PLUS                                  2,515        (1,710)         805
   Platinum Investor Survivor                                 --          (138)        (138)
   Platinum Investor Survivor II                             870          (153)         717
   Platinum Investor VIP                                     869          (121)         748
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                  110          (105)           5
   Platinum Investor III                                  20,129       (13,883)       6,246
   Platinum Investor IV                                    5,231        (2,393)       2,838
   Platinum Investor PLUS                                  5,384        (3,282)       2,102
   Platinum Investor Survivor II                           1,395          (306)       1,089
   Platinum Investor VIP                                   1,923          (153)       1,770
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                               36,338       (65,895)     (29,557)
   Platinum Investor III                                  20,827       (21,031)        (204)
   Platinum Investor IV                                    2,950          (989)       1,961
   Platinum Investor PLUS                                  1,190          (702)         488
   Platinum Investor Survivor                              4,840        (2,824)       2,016
   Platinum Investor Survivor II                             111           (32)          79
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                7,251       (12,553)      (5,302)
   Platinum Investor III                                   4,984        (6,867)      (1,883)
   Platinum Investor IV                                    1,185          (282)         903
   Platinum Investor FlexDirector                            456          (295)         161
   Platinum Investor PLUS                                    828          (587)         241
   Platinum Investor Survivor                                350       (73,074)     (72,724)
   Platinum Investor Survivor II                           3,336          (169)       3,167
VALIC Company I International Equities Fund
   AG Legacy Plus                                            275        (6,044)      (5,769)
   Platinum Investor I & II                                5,019       (14,826)      (9,807)
   Platinum Investor III                                  14,685       (17,446)      (2,761)
   Platinum Investor IV                                    3,511        (1,220)       2,291
   Platinum Investor FlexDirector                            137           (47)          90
   Platinum Investor PLUS                                  1,304        (1,556)        (252)
   Platinum Investor Survivor                              1,243          (985)         258
   Platinum Investor Survivor II                             502          (321)         181
   Platinum Investor VIP                                   7,549          (260)       7,289
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                          1,280        (4,645)      (3,365)
   Corporate America                                          32          (524)        (492)
   Corporate America (reduced surrender charge)            2,420           (41)       2,379
   Platinum Investor I & II                               26,640       (52,625)     (25,985)
   Platinum Investor III                                  76,591       (98,616)     (22,025)
   Platinum Investor IV                                   18,226        (5,083)      13,143
   Platinum Investor FlexDirector                            458           (76)         382
   Platinum Investor PLUS                                  6,678        (4,601)       2,077
   Platinum Investor Survivor                              4,757        (6,336)      (1,579)
   Platinum Investor Survivor II                           8,664        (1,543)       7,121

                                   VL-R-56

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                      Accumulation Units  Accumulation Units  Net Increase
Divisions                                                   Issued            Redeemed         (Decrease)
----------------------------------------------------------------------------------------------------------
VALIC Company I Mid Cap Index Fund - Continued
   Platinum Investor VIP                                    14,822                (611)           14,211
   Platinum Investor VIP (with GMWB rider)                     196                 (19)              177
VALIC Company I Money Market I Fund
   AG Legacy Plus                                              566             (12,440)          (11,874)
   Corporate America (reduced surrender charge)            183,677            (150,792)           32,885
   Platinum Investor I & II                                137,205            (208,885)          (71,680)
   Platinum Investor III                                   574,620            (135,605)          439,015
   Platinum Investor IV                                    527,282            (531,198)           (3,916)
   Platinum Investor FlexDirector                           17,352             (17,335)               17
   Platinum Investor PLUS                                   36,064             (40,019)           (3,955)
   Platinum Investor Survivor                               74,482             (43,514)           30,968
   Platinum Investor Survivor II                           112,952            (106,385)            6,567
   Platinum Investor VIP                                   404,521            (352,052)           52,469
   Platinum Investor VIP (with GMWB rider)                   3,357              (2,916)              441
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                                 13,996             (33,104)          (19,108)
   Platinum Investor III                                    82,107            (172,472)          (90,365)
   Platinum Investor IV                                      3,303              (1,103)            2,200
   Platinum Investor FlexDirector                               49                 (26)               23
   Platinum Investor PLUS                                    3,291              (2,433)              858
   Platinum Investor Survivor                                  409              (3,526)           (3,117)
   Platinum Investor Survivor II                            23,550              (4,287)           19,263
   Platinum Investor VIP                                       951                 (71)              880
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                                 11,575             (28,989)          (17,414)
   Platinum Investor III                                    33,351             (38,602)           (5,251)
   Platinum Investor IV                                      2,052                (600)            1,452
   Platinum Investor FlexDirector                               54                 (25)               29
   Platinum Investor PLUS                                    1,178              (1,158)               20
   Platinum Investor Survivor                                1,880              (7,947)           (6,067)
   Platinum Investor Survivor II                             1,170                 (97)            1,073
   Platinum Investor VIP                                       361                 (23)              338
VALIC Company I Small Cap Index Fund
   Corporate America                                            --                (211)             (211)
   Corporate America (reduced surrender charge)              2,463                 (20)            2,443
   Platinum Investor I & II                                  7,231             (13,159)           (5,928)
   Platinum Investor III                                    43,975             (61,944)          (17,969)
   Platinum Investor IV                                     14,868              (2,950)           11,918
   Platinum Investor FlexDirector                              982                (116)              866
   Platinum Investor PLUS                                    4,833              (2,870)            1,963
   Platinum Investor Survivor                                1,371              (1,786)             (415)
   Platinum Investor Survivor II                             4,868                (813)            4,055
   Platinum Investor VIP                                    12,547                (434)           12,113
   Platinum Investor VIP (with GMWB rider)                     186                 (17)              169
VALIC Company I Stock Index Fund
   AG Legacy Plus                                            1,329              (9,845)           (8,516)
   Corporate America                                            57                (256)             (199)
   Corporate America (reduced surrender charge)              3,300                (133)            3,167
   Platinum Investor I & II                                 99,429            (233,607)         (134,178)
   Platinum Investor III                                   161,236            (624,509)         (463,273)

                                   VL-R-57

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                      Accumulation Units  Accumulation Units  Net Increase
Divisions                                                   Issued            Redeemed         (Decrease)
----------------------------------------------------------------------------------------------------------
VALIC Company I Stock Index Fund - Continued
   Platinum Investor IV                                     35,862              (6,568)           29,294
   Platinum Investor FlexDirector                            2,625                (550)            2,075
   Platinum Investor PLUS                                   13,928             (11,110)            2,818
   Platinum Investor Survivor                               10,232            (126,259)         (116,027)
   Platinum Investor Survivor II                            18,762              (3,182)           15,580
   Platinum Investor VIP                                     7,401                (521)            6,880
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                              275              (2,378)           (2,103)
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                                 20,015             (94,692)          (74,677)
   Platinum Investor III                                   109,768             (35,434)           74,334
   Platinum Investor IV                                     25,003              (6,863)           18,140
   Platinum Investor FlexDirector                              554                 (80)              474
   Platinum Investor PLUS                                    7,277              (4,519)            2,758
   Platinum Investor Survivor                                9,817              (7,179)            2,638
   Platinum Investor Survivor II                            16,112              (8,180)            7,932
   Platinum Investor VIP                                     7,407                (528)            6,879
Van Kampen LIT Strategic Growth Portfolio - Class I
   AG Legacy Plus                                              860              (1,228)             (368)
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)              4,444                 (33)            4,411
   Platinum Investor I & II                                  2,634             (24,526)          (21,892)
   Platinum Investor III                                    48,405             (88,907)          (40,502)
   Platinum Investor IV                                     18,809              (4,902)           13,907
   Platinum Investor FlexDirector                               93                 (19)               74
   Platinum Investor PLUS                                    7,281              (6,885)              396
   Platinum Investor Survivor                               11,434              (2,314)            9,120
   Platinum Investor Survivor II                             3,828                (572)            3,256
   Platinum Investor VIP                                     5,457                (443)            5,014
   Platinum Investor VIP (with GMWB rider)                       3                  (1)                2
Vanguard VIF REIT Index Portfolio
   Corporate America                                            --                (115)             (115)
   Corporate America (reduced surrender charge)              5,655                 (96)            5,559
   Platinum Investor I & II                                  8,453             (21,641)          (13,188)
   Platinum Investor III                                    50,371             (46,873)            3,498
   Platinum Investor IV                                     38,700             (11,505)           27,195
   Platinum Investor FlexDirector                            1,212                (571)              641
   Platinum Investor PLUS                                   32,546              (5,921)           26,625
   Platinum Investor Survivor                                  739              (6,093)           (5,354)
   Platinum Investor Survivor II                             4,662              (2,398)            2,264
   Platinum Investor VIP                                    19,550              (1,481)           18,069
   Platinum Investor VIP (with GMWB rider)                     539                 (24)              515

                                   VL-R-58

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                                              Investment
                                                                                                Income     Expense     Total
Divisions                                                    Units   Unit Value  Net Assets    Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                          3,656    $11.73     $   42,890     1.15%      0.35%       7.74%
   Corporate America (reduced surrender charge)               2,287     11.67         26,695     1.15%      0.65%       7.41%
   Platinum Investor I & II                                 626,359     11.65      7,299,983     1.07%      0.75%       7.30%
   Platinum Investor III                                    366,734     11.66      4,277,732     1.15%      0.70%       7.36%
   Platinum Investor IV                                      15,117     11.66        176,331     1.26%      0.70%       7.36%
   Platinum Investor FlexDirector                               466     11.66          5,432     1.22%      0.70%       7.36%
   Platinum Investor PLUS                                    24,139     11.66        281,568     1.17%      0.70%       7.36%
   Platinum Investor Survivor                                48,728     11.72        571,245     1.00%      0.40%       7.68%
   Platinum Investor Survivor II                             10,975     11.65        127,910     1.22%      0.75%       7.30%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                            26,288     13.64        358,464     0.44%      0.75%      13.86%
   Corporate America                                          4,160     13.36         55,577     0.54%      0.35%      14.32%
   Corporate America (reduced surrender charge)              15,493     19.85        307,481     0.54%      0.65%      13.97%
   Platinum Investor I & II                                 298,009     18.87      5,623,750     0.43%      0.75%      13.86%
   Platinum Investor III                                    374,470     15.87      5,943,046     0.45%      0.70%      13.92%
   Platinum Investor IV                                      34,559     16.87        582,866     0.45%      0.70%      13.92%
   Platinum Investor FlexDirector                             1,882     19.46         36,620     0.53%      0.70%      13.92%
   Platinum Investor PLUS                                    18,541     21.96        407,091     0.44%      0.70%      13.92%
   Platinum Investor Survivor                                62,517     13.32        833,018     0.44%      0.40%      14.26%
   Platinum Investor Survivor II                             27,321     22.97        627,427     0.67%      0.75%      13.86%
   Platinum Investor VIP                                     50,133     13.59        681,251     0.59%      0.70%      13.92%
   Platinum Investor VIP (with GMWB rider)                      269     13.42          3,603     0.59%      1.45%      13.06%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Corporate America (reduced surrender charge)               1,252     11.06         13,847     0.00%      0.65%       1.27%
   Platinum Investor I & II                                  22,276     23.05        513,557     0.00%      0.75%      32.53%
   Platinum Investor III                                     95,473     23.11      2,206,193     0.00%      0.70%      32.60%
   Platinum Investor IV                                      16,264     18.19        295,874     0.00%      0.70%      32.60%
   Platinum Investor FlexDirector                               202     18.21          3,686     0.00%      0.70%      32.60%
   Platinum Investor PLUS                                    15,916     23.11        367,783     0.00%      0.70%      32.60%
   Platinum Investor Survivor                                   234     23.43          5,485     0.00%      0.40%      33.00%
   Platinum Investor Survivor II                             15,700     23.05        361,954     0.00%      0.75%      32.53%
   Platinum Investor VIP                                     25,325     15.00        379,784     0.00%      0.70%      32.60%
   Platinum Investor VIP (with GMWB rider)                      745     14.81         11,027     0.00%      1.45%      31.60%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)              12,245     17.78        217,772     0.00%      0.65%      30.70%
   Platinum Investor I & II                                   7,854     23.69        186,080     0.00%      0.75%      30.57%
   Platinum Investor III                                     58,019     23.75      1,377,837     0.00%      0.70%      30.64%
   Platinum Investor IV                                      21,234     15.72        333,741     0.00%      0.70%      30.64%
   Platinum Investor FlexDirector                             6,305     16.58        104,519     0.00%      0.70%      30.64%
   Platinum Investor PLUS                                     9,983     23.75        237,083     0.00%      0.70%      30.64%
   Platinum Investor Survivor                                 5,119     24.08        123,289     0.00%      0.40%      31.03%
   Platinum Investor Survivor II                             12,138     23.69        287,587     0.00%      0.75%      30.57%
   Platinum Investor VIP                                      9,669     13.54        130,937     0.00%      0.70%      30.64%
American Century VP Value Fund - Class I
   AG Legacy Plus                                            23,902     19.46        465,042     1.67%      0.75%      -5.85%
   AIG Income Advantage VUL                                      69      9.37            646     0.00%      0.20%      -2.11%
   Corporate America                                             --     18.09             --     1.38%      0.35%      -5.47%
   Corporate America (reduced surrender charge)              34,448     12.46        429,066     1.38%      0.65%      -5.76%
   Platinum Investor I & II                                 212,959     17.58      3,743,054     1.67%      0.75%      -5.85%
   Platinum Investor III                                    523,115     17.50      9,154,287     1.62%      0.70%      -5.80%

                                   VL-R-59

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                                             Investment
                                                                        Unit         Net       Income     Expense     Total
Divisions                                                    Units     Value       Assets     Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund - Class I - Continued
   Platinum Investor IV                                       60,681   $11.51   $   698,295     1.51%       0.70%     -5.80%
   Platinum Investor FlexDirector                                417    12.53         5,231     2.22%       0.70%     -5.80%
   Platinum Investor PLUS                                     60,595    14.83       898,356     1.61%       0.70%     -5.80%
   Platinum Investor Survivor                                 20,068    18.02       361,676     1.72%       0.40%     -5.52%
   Platinum Investor Survivor II                              67,844    15.48     1,050,422     1.64%       0.75%     -5.85%
   Platinum Investor VIP                                      66,094    10.81       714,310     0.78%       0.70%     -5.80%
   Platinum Investor VIP (with GMWB rider)                        33    10.67           352     0.78%       1.45%     -6.51%
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor I & II                                   32,534     8.09       263,072     0.00%       0.75%     -1.58%
   Platinum Investor III                                     137,087     7.93     1,087,385     0.00%       0.70%     -1.53%
   Platinum Investor IV                                       14,208    10.13       143,990     0.00%       0.70%     -1.53%
   Platinum Investor FlexDirector                              6,485    10.03        65,068     0.00%       0.70%     -1.53%
   Platinum Investor PLUS                                     12,531    12.66       158,663     0.00%       0.70%     -1.53%
   Platinum Investor Survivor                                  3,335     8.29        27,651     0.00%       0.40%     -1.23%
   Platinum Investor Survivor II                               1,760    11.98        21,090     0.00%       0.75%     -1.58%
   Platinum Investor VIP                                      20,755     9.31       193,142     0.00%       0.70%     -1.53%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                   76,425    14.19     1,084,582     0.44%       0.75%      0.73%
   Platinum Investor III                                     227,315    13.98     3,177,762     0.43%       0.70%      0.79%
   Platinum Investor IV                                       14,464    11.73       169,726     0.41%       0.70%      0.79%
   Platinum Investor FlexDirector                                  1    12.70             9     0.31%       0.70%      0.79%
   Platinum Investor PLUS                                     21,478    14.68       315,341     0.44%       0.70%      0.79%
   Platinum Investor Survivor                                 11,856    14.55       172,528     0.43%       0.40%      1.09%
   Platinum Investor Survivor II                              11,969    16.06       192,201     0.43%       0.75%      0.73%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                           4,146    11.13        46,140     0.87%       0.35%    -11.37%
   Corporate America (reduced surrender charge)                  804    10.38         8,341     0.87%       0.65%    -11.64%
   Platinum Investor I & II                                  291,159    13.29     3,868,547     0.78%       0.75%    -11.73%
   Platinum Investor III                                     451,643    10.25     4,630,192     0.76%       0.70%    -11.68%
   Platinum Investor IV                                       15,484     9.76       151,091     0.77%       0.70%    -11.68%
   Platinum Investor FlexDirector                                950     9.72         9,237     0.77%       0.70%    -11.68%
   Platinum Investor PLUS                                     37,049    11.07       410,024     0.77%       0.70%    -11.68%
   Platinum Investor Survivor                                 41,983    11.10       466,008     0.80%       0.40%    -11.42%
   Platinum Investor Survivor II                              49,543    12.01       594,916     0.72%       0.75%    -11.73%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                           2,350    14.62        34,345     5.76%       0.35%      3.18%
   Corporate America (reduced surrender charge)               10,717    11.08       118,798     5.76%       0.65%      2.87%
   Platinum Investor I & II                                  263,659    14.42     3,800,876     4.77%       0.75%      2.76%
   Platinum Investor III                                     290,839    13.67     3,976,907     4.77%       0.70%      2.82%
   Platinum Investor IV                                       18,098    10.74       194,383     5.00%       0.70%      2.82%
   Platinum Investor FlexDirector                                204    11.04         2,248     4.78%       0.70%      2.82%
   Platinum Investor PLUS                                     24,653    12.12       298,864     4.98%       0.70%      2.82%
   Platinum Investor Survivor                                 16,386    14.58       238,896     4.77%       0.40%      3.13%
   Platinum Investor Survivor II                               7,911    12.15        96,140     5.33%       0.75%      2.76%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                             15,627    13.39       209,211     5.68%       0.75%     14.31%
   Platinum Investor I & II                                  128,402    12.74     1,636,238     5.69%       0.75%     14.31%
   Platinum Investor III                                     259,698    12.74     3,307,337     5.70%       0.70%     14.37%
   Platinum Investor IV                                       10,332    12.53       129,491     5.67%       0.70%     14.37%

                                   VL-R-60

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                                             Investment
                                                                        Unit         Net       Income     Expense     Total
Divisions                                                    Units     Value       Assets     Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Service
   Class 2 - Continued
   Platinum Investor FlexDirector                              1,407   $12.75   $    17,937     5.69%       0.70%     14.37%
   Platinum Investor PLUS                                     27,735    14.56       403,783     5.69%       0.70%     14.37%
   Platinum Investor Survivor                                 10,370    13.07       135,498     5.69%       0.40%     14.71%
   Platinum Investor Survivor II                              20,659    14.19       293,226     5.66%       0.75%     14.31%
   Platinum Investor VIP                                      13,514    11.93       161,245     6.65%       0.70%     14.37%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                             36,128    18.49       667,856     0.71%       0.75%     16.42%
   AIG Income Advantage VUL                                       52     9.65           502     1.37%       0.20%     -0.42%
   Corporate America                                               -    16.68             -     0.94%       0.35%     16.89%
   Corporate America (reduced surrender charge)               37,682    16.46       620,350     0.94%       0.65%     16.54%
   Platinum Investor I & II                                  536,736    16.21     8,698,795     0.78%       0.75%     16.42%
   Platinum Investor III                                   1,273,665    16.02    20,403,188     0.77%       0.70%     16.48%
   Platinum Investor IV                                      120,301    14.77     1,776,774     0.84%       0.70%     16.48%
   Platinum Investor FlexDirector                              8,821    16.35       144,244     0.79%       0.70%     16.48%
   Platinum Investor PLUS                                    111,671    19.17     2,140,696     0.78%       0.70%     16.48%
   Platinum Investor Survivor                                105,504    16.62     1,753,295     0.73%       0.40%     16.83%
   Platinum Investor Survivor II                             124,453    20.18     2,511,380     0.91%       0.75%     16.42%
   Platinum Investor VIP                                     142,414    12.48     1,776,911     1.11%       0.70%     16.48%
   Platinum Investor VIP (with GMWB rider)                       376    12.32         4,633     1.11%       1.45%     15.61%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                             47,079    13.82       650,604     1.62%       0.75%      0.51%
   Corporate America                                               -    14.38             -     2.01%       0.35%      0.92%
   Corporate America (reduced surrender charge)               47,744    13.59       648,927     2.01%       0.65%      0.61%
   Platinum Investor I & II                                  278,846    13.97     3,895,494     1.67%       0.75%      0.51%
   Platinum Investor III                                     835,157    14.01    11,700,853     1.69%       0.70%      0.56%
   Platinum Investor IV                                       50,801    12.54       637,109     1.77%       0.70%      0.56%
   Platinum Investor FlexDirector                              1,535    13.34        20,479     1.61%       0.70%      0.56%
   Platinum Investor PLUS                                     79,964    15.09     1,206,340     1.71%       0.70%      0.56%
   Platinum Investor Survivor                                 93,226    14.32     1,335,450     1.76%       0.40%      0.87%
   Platinum Investor Survivor II                              98,593    15.28     1,506,738     1.85%       0.75%      0.51%
   Platinum Investor VIP                                      67,790    11.54       782,267     2.67%       0.70%      0.56%
   Platinum Investor VIP (with GMWB rider)                       123    11.40         1,400     2.67%       1.45%     -0.19%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor I & II                                      166    11.52         1,912     3.79%       0.75%      0.11%
   Platinum Investor III                                       2,346    11.53        27,041     3.02%       0.70%      9.20%
   Platinum Investor IV                                          225    11.53         2,595     2.59%       0.70%      9.20%
   Platinum Investor FlexDirector                                 20    11.53           225     2.92%       0.70%      9.20%
   Platinum Investor VIP                                       1,458    11.80        17,202     3.35%       0.70%      9.20%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                       4,335    11.56        50,120     2.66%       0.70%      9.49%
   Platinum Investor IV                                          119    11.56         1,372     2.65%       0.70%      9.49%
   Platinum Investor VIP                                       5,286    11.86        62,686     2.58%       0.70%      9.49%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                       5,248    11.65        61,146     3.24%       0.70%     10.30%
   Platinum Investor IV                                          124    11.65         1,440     2.65%       0.70%     10.30%
   Platinum Investor PLUS                                         76    11.65           881     0.30%       0.70%     10.30%
   Platinum Investor Survivor II                               9,973    11.64       116,114     3.73%       0.75%     10.17%
   Platinum Investor VIP                                      13,551    12.00       162,588     2.93%       0.70%     10.30%
   Platinum Investor VIP (with GMWB rider)                        98    11.85         1,164     2.93%       1.45%     -0.01%

                                   VL-R-61

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                                             Investment
                                                                        Unit        Net        Income     Expense     Total
Divisions                                                    Units     Value       Assets     Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                             22,582  $ 11.31   $   255,293     0.39%       0.75%     25.71%
   Corporate America (reduced surrender charge)               33,511    14.95       501,069     0.26%       0.65%     25.83%
   Platinum Investor I & II                                  196,450     9.46     1,858,135     0.37%       0.75%     25.71%
   Platinum Investor III                                   1,142,476     9.39    10,724,408     0.39%       0.70%     25.77%
   Platinum Investor IV                                       39,813    14.14       562,891     0.36%       0.70%     25.77%
   Platinum Investor FlexDirector                             11,185    13.59       152,037     0.38%       0.70%     25.77%
   Platinum Investor PLUS                                    110,322    15.11     1,666,634     0.37%       0.70%     25.77%
   Platinum Investor Survivor                                 68,631     9.70       665,643     0.39%       0.40%     26.15%
   Platinum Investor Survivor II                             114,240    13.41     1,532,204     0.27%       0.75%     25.71%
   Platinum Investor VIP                                      23,642    13.01       307,578     0.17%       0.70%     25.77%
   Platinum Investor VIP (with GMWB rider)                         3    12.85            43     0.17%       1.45%     24.83%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage VUL                                       40     9.55           386     0.45%       0.20%     -0.82%
   Corporate America (reduced surrender charge)               35,856    17.27       619,072     0.50%       0.65%     14.59%
   Platinum Investor I & II                                   16,881    25.91       437,315     0.50%       0.75%     14.47%
   Platinum Investor III                                     183,015    25.97     4,752,299     0.50%       0.70%     14.53%
   Platinum Investor IV                                       72,072    14.75     1,062,903     0.51%       0.70%     14.53%
   Platinum Investor FlexDirector                                977    17.36        16,955     0.50%       0.70%     14.53%
   Platinum Investor PLUS                                     17,266    25.97       448,354     0.65%       0.70%     14.53%
   Platinum Investor Survivor                                  9,224    26.33       242,885     0.52%       0.40%     14.88%
   Platinum Investor Survivor II                              23,984    25.91       621,338     0.49%       0.75%     14.47%
   Platinum Investor VIP                                      91,226    12.06     1,100,317     0.49%       0.70%     14.53%
   Platinum Investor VIP (with GMWB rider)                         3    11.91            32     0.49%       1.45%     13.67%
Franklin Templeton Franklin Small Cap Value Securities
   Fund - Class 2
   AIG Income Advantage VUL                                       33     9.32           306     0.00%       0.20%     -1.56%
   Corporate America (reduced surrender charge)               19,743    13.75       271,444     0.80%       0.65%     -3.02%
   Platinum Investor I & II                                   16,602    19.79       328,622     0.70%       0.75%     -3.11%
   Platinum Investor III                                     216,347    19.84     4,292,535     0.81%       0.70%     -3.06%
   Platinum Investor IV                                       56,062    12.03       674,693     0.72%       0.70%     -3.06%
   Platinum Investor FlexDirector                              1,608    14.18        22,799     0.74%       0.70%     -3.06%
   Platinum Investor PLUS                                     23,838    19.84       472,968     0.67%       0.70%     -3.06%
   Platinum Investor Survivor                                 26,872    20.12       540,684     0.75%       0.40%     -2.77%
   Platinum Investor Survivor II                              32,451    19.79       642,359     0.80%       0.75%     -3.11%
   Platinum Investor VIP                                      66,463    10.41       691,552     0.84%       0.70%     -3.06%
   Platinum Investor VIP (with GMWB rider)                        23    10.28           237     0.84%       1.45%     -3.87%
Franklin Templeton Franklin Small-Mid Cap Growth
   Securities Fund - Class 2
   AG Legacy Plus                                             12,380     8.69       107,538     0.00%       0.75%     10.41%
Franklin Templeton Franklin U.S. Government Fund -
   Class 2
   Corporate America (reduced surrender charge)                  740    10.35         7,662     0.00%       0.65%      1.88%
   Platinum Investor I & II                                   26,024    12.64       329,017     4.72%       0.75%      5.81%
   Platinum Investor III                                     132,516    12.68     1,680,439     7.27%       0.70%      5.86%
   Platinum Investor IV                                       47,978    11.05       530,237     5.49%       0.70%      5.86%
   Platinum Investor FlexDirector                                426    11.29         4,806     3.09%       0.70%      5.86%
   Platinum Investor PLUS                                     42,580    12.27       522,310     4.68%       0.70%      5.86%
   Platinum Investor Survivor                                  3,200    12.91        41,315     7.39%       0.40%      6.18%
   Platinum Investor Survivor II                              26,163    12.64       330,784     5.32%       0.75%      5.81%
   Platinum Investor VIP                                      46,469    10.92       507,448     8.18%       0.70%      5.86%
Franklin Templeton Mutual Shares Securities Fund -
   Class 2
   Platinum Investor I & II                                  181,793    16.11     2,927,985     1.61%       0.75%      2.70%
   Platinum Investor III                                     373,176    16.15     6,028,470     2.03%       0.70%      2.75%

                                   VL-R-62

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                       Investment
                                                    Unit       Net       Income     Expense
Divisions                                  Units    Value    Assets      Ratio (a)  Ratio (b)  Total Return (c)
---------------------------------------------------------------------------------------------------------------
Franklin Templeton Mutual Shares
   Securities Fund - Class 2 - Continued
   Platinum Investor IV                    44,684  $13.22  $  590,605     1.53%      0.70%          2.75%
   Platinum Investor FlexDirector           6,935   14.23      98,679     1.54%      0.70%          2.75%
   Platinum Investor PLUS                  37,485   15.88     595,428     1.45%      0.70%          2.75%
   Platinum Investor Survivor              32,439   16.45     533,549     1.60%      0.40%          3.06%
   Platinum Investor Survivor II           18,627   16.11     300,017     1.62%      0.75%          2.70%
   Platinum Investor VIP                   52,593   11.66     613,016     1.50%      0.70%          2.75%
   Platinum Investor VIP (with GMWB
      rider)                                  996   11.51      11,470     1.50%      1.45%          1.98%
Franklin Templeton Templeton Foreign
   Securities Fund - Class 2
   AG Legacy Plus                          13,683   14.98     205,022     2.15%      0.75%         14.59%
   Corporate America (reduced surrender
      charge)                                 144   10.79       1,552     0.00%      0.65%          4.09%
   Platinum Investor I & II                89,086   18.75   1,670,529     2.04%      0.75%         14.59%
   Platinum Investor III                  215,577   18.81   4,054,610     2.93%      0.70%         14.65%
   Platinum Investor IV                    33,002   15.01     495,491     1.91%      0.70%         14.65%
   Platinum Investor FlexDirector           4,150   16.80      69,706     2.08%      0.70%         14.65%
   Platinum Investor PLUS                  29,765   18.18     541,271     1.96%      0.70%         14.65%
   Platinum Investor Survivor              12,232   19.15     234,245     2.04%      0.40%         14.99%
   Platinum Investor Survivor II           75,982   18.75   1,424,815     1.95%      0.75%         14.59%
   Platinum Investor VIP                   31,894   13.28     423,556     2.07%      0.70%         14.65%
   Platinum Investor VIP (with GMWB
      rider)                                    6   13.11          73     2.07%      1.45%         13.79%
Goldman Sachs VIT Capital Growth
   Fund - Institutional Shares
   Platinum Investor I & II                 4,551   11.14      50,688     0.19%      0.75%          9.30%
   Platinum Investor III                    9,555   11.18     106,799     0.18%      0.70%          9.36%
   Platinum Investor PLUS                     109   13.66       1,485     0.19%      0.70%          9.36%
   Platinum Investor Survivor             591,381   11.42   6,752,018     0.19%      0.40%          9.69%
   Platinum Investor Survivor II           41,575   11.83     491,993     0.19%      0.75%          9.30%
Janus Aspen International Growth
   Portfolio - Service Shares
   Corporate America (reduced surrender
      charge)                              13,405   28.36     380,153     0.50%      0.65%         27.18%
   Platinum Investor I & II               200,178   19.11   3,824,925     0.49%      0.75%         27.06%
   Platinum Investor III                  443,819   19.01   8,435,192     0.44%      0.70%         27.12%
   Platinum Investor IV                    31,963   23.89     763,661     0.45%      0.70%         27.12%
   Platinum Investor FlexDirector           9,033   26.37     238,189     0.42%      0.70%         27.12%
   Platinum Investor PLUS                  26,013   30.46     792,296     0.31%      0.70%         27.12%
   Platinum Investor Survivor              62,136   19.59   1,217,418     0.46%      0.40%         27.50%
   Platinum Investor Survivor II           51,246   30.04   1,539,391     0.43%      0.75%         27.06%
   Platinum Investor VIP                   55,073   16.54     910,686     0.53%      0.70%         27.12%
   Platinum Investor VIP (with GMWB
      rider)                                1,298   16.33      21,193     0.53%      1.45%         26.17%
Janus Aspen Mid Cap Growth
   Portfolio - Service Shares
   Corporate America (reduced surrender
      charge)                               4,694   17.49      82,112     0.09%      0.65%         20.95%
   Platinum Investor I & II                67,420    8.02     540,891     0.08%      0.75%         20.83%
   Platinum Investor III                  390,276    7.84   3,059,324     0.07%      0.70%         20.89%
   Platinum Investor IV                     7,059   15.21     107,372     0.08%      0.70%         20.89%
   Platinum Investor FlexDirector              22   17.22         373     0.05%      0.70%          5.84%
   Platinum Investor PLUS                  12,853   20.48     263,270     0.07%      0.70%         20.89%
   Platinum Investor Survivor               6,422    8.23      52,827     0.06%      0.40%         21.25%
   Platinum Investor Survivor II           11,301   18.26     206,323     0.10%      0.75%         20.83%
   Platinum Investor VIP                    8,323   12.86     107,070     0.09%      0.70%         20.89%
Janus Aspen Worldwide Growth
   Portfolio - Service Shares
   Corporate America                           --    8.90          --     0.56%      0.35%          8.98%
   Corporate America (reduced surrender
      charge)                               6,855   14.72     100,889     0.56%      0.65%          8.65%
   Platinum Investor I & II               150,920    8.65   1,305,080     0.75%      0.75%          8.54%

                                     VL-R-63

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                       Investment
                                                    Unit       Net       Income     Expense
Divisions                                  Units    Value    Assets     Ratio (a)  Ratio (b)  Total Return (c)
--------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio -
   Service Shares - Continued
   Platinum Investor III                  373,611  $ 8.59  $3,208,086     0.59%      0.70%           8.60%
   Platinum Investor IV                     9,017   13.40     120,874     0.60%      0.70%           8.60%
   Platinum Investor PLUS                  16,839   13.71     230,905     0.59%      0.70%           8.60%
   Platinum Investor Survivor              21,277    8.87     188,668     0.59%      0.40%           8.92%
   Platinum Investor Survivor II           25,401   13.11     333,076     0.59%      0.75%           8.54%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                 5,435   18.99     103,237     0.91%      0.75%           1.68%
   Platinum Investor III                  142,248   19.04   2,708,302     0.91%      0.70%           1.73%
   Platinum Investor IV                    15,300   12.62     193,061     0.90%      0.70%           1.73%
   Platinum Investor PLUS                   6,033   19.04     114,861     0.90%      0.70%           1.73%
   Platinum Investor Survivor               9,423   19.31     181,932     0.88%      0.40%           2.04%
   Platinum Investor Survivor II            2,788   18.99      52,957     0.93%      0.75%           1.68%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                50,764   12.52     635,424     0.01%      0.75%          -6.38%
   Platinum Investor III                  115,359   12.34   1,423,107     0.01%      0.70%          -6.33%
   Platinum Investor IV                    15,507   11.21     173,814     0.01%      0.70%          -6.33%
   Platinum Investor FlexDirector             355   13.31       4,723     0.01%      0.70%          -6.33%
   Platinum Investor PLUS                  10,736   15.36     164,897     0.01%      0.70%          -6.33%
   Platinum Investor Survivor               3,693   12.84      47,394     0.01%      0.40%          -6.05%
   Platinum Investor Survivor II            5,434   16.09      87,411     0.01%      0.75%          -6.38%
   Platinum Investor VIP                   40,732    9.74     396,585     0.01%      0.70%          -6.33%
MFS VIT Core Equity Series - Initial
   Class*
   Corporate America (reduced surrender
      charge)                               2,805   13.94      39,090     0.40%      0.65%           10.43%
   Platinum Investor I & II                71,913    8.39     603,541     0.35%      0.75%           10.31%
   Platinum Investor III                  378,792    8.48   3,213,116     0.35%      0.70%           10.37%
   Platinum Investor IV                     6,467   12.91      83,495     0.34%      0.70%           10.37%
   Platinum Investor FlexDirector             364   13.32       4,853     0.33%      0.70%           10.37%
   Platinum Investor PLUS                  44,024   14.29     628,999     0.34%      0.70%           10.37%
   Platinum Investor Survivor              21,808    8.61     187,676     0.36%      0.40%           10.70%
   Platinum Investor Survivor II            4,524   13.00      58,799     0.35%      0.75%           10.31%
MFS VIT Emerging Growth Series - Initial
   Class
   AG Legacy Plus                           7,058   14.97     105,649     0.00%      0.75%           20.26%
   Corporate America (reduced surrender
      charge)                               6,854   15.93     109,174     0.00%      0.65%           20.38%
   Platinum Investor I & II               511,463   14.57   7,453,956     0.00%      0.75%           20.26%
   Platinum Investor III                  607,224    7.73   4,692,734     0.00%      0.70%           20.32%
   Platinum Investor IV                     7,106   14.36     102,031     0.00%      0.70%           20.32%
   Platinum Investor FlexDirector             415   14.71       6,112     0.00%      0.70%           20.32%
   Platinum Investor PLUS                  41,122   16.27     669,199     0.00%      0.70%           20.32%
   Platinum Investor Survivor              94,223    6.97     656,936     0.00%      0.40%           20.69%
   Platinum Investor Survivor II            4,133   13.98      57,767     0.00%      0.75%           20.26%
MFS VIT New Discovery Series - Initial
   Class
   AG Legacy Plus                          18,848    9.35     176,183     0.00%      0.75%            1.75%
   Corporate America                           --   10.30          --     0.00%      0.35%            2.16%
   Corporate America (reduced surrender
      charge)                               2,331   13.73      32,012     0.00%      0.65%            1.85%
   Platinum Investor I & II                43,290   10.01     433,461     0.00%      0.75%            1.75%
   Platinum Investor III                  284,942    9.82   2,798,992     0.00%      0.70%            1.80%
   Platinum Investor IV                     8,169   12.32     100,641     0.00%      0.70%            1.80%
   Platinum Investor FlexDirector             392   11.91       4,663     0.00%      0.70%            1.80%
   Platinum Investor PLUS                  19,774   13.35     263,881     0.00%      0.70%            1.80%
   Platinum Investor Survivor              10,117   10.27     103,877     0.00%      0.40%            2.11%

                                     VL-R-64

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                       Investment
                                                    Unit       Net       Income     Expense
Divisions                                  Units    Value    Assets     Ratio (a)  Ratio (b)  Total Return (c)
--------------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series - Initial
   Class - Continued
   Platinum Investor Survivor II            8,290  $12.84  $ 106,443      0.00%      0.75%           1.75%
   Platinum Investor VIP                    7,483   10.72     80,244      0.00%      0.70%           1.80%
   Platinum Investor VIP (with GMWB
      rider)                                  265   10.59      2,807      0.00%      1.45%           1.03%
MFS VIT Research Series - Initial Class
   Corporate America (reduced surrender
      charge)                                 633   14.88      9,414      0.00%      0.65%           3.83%
   Platinum Investor I & II                37,258    9.88    368,165      0.73%      0.75%          12.35%
   Platinum Investor III                  171,807    9.86  1,693,676      0.70%      0.70%          12.41%
   Platinum Investor IV                     5,462   13.16     71,891      0.82%      0.70%          12.41%
   Platinum Investor FlexDirector             223   14.21      3,169      0.64%      0.70%          12.41%
   Platinum Investor PLUS                  11,553   15.58    180,012      0.67%      0.70%          12.41%
   Platinum Investor Survivor              10,319   10.13    104,552      0.72%      0.40%          12.75%
   Platinum Investor Survivor II           11,502   14.49    166,693      0.65%      0.75%          12.35%
   Platinum Investor VIP                    6,008   12.11     72,756      0.57%      0.70%          12.41%
   Platinum Investor VIP (with GMWB
      rider)                                    3   11.96         39      0.57%      1.45%          11.57%
MFS VIT Total Return Series - Initial
   Class
   AG Legacy Plus                         100,334    7.30    732,616      2.62%      0.75%           3.43%
Neuberger Berman AMT Mid-Cap Growth
   Portfolio - Class I
   Corporate America (reduced surrender
      charge)                               5,415   17.79     96,346      0.00%      0.65%          21.73%
   Platinum Investor I & II                96,175    9.99    960,974      0.00%      0.75%          21.61%
   Platinum Investor III                  492,111    9.84  4,842,116      0.00%      0.70%          21.67%
   Platinum Investor IV                    14,141   15.66    221,400      0.00%      0.70%          21.67%
   Platinum Investor FlexDirector             977   17.31     16,917      0.00%      0.70%          21.67%
   Platinum Investor PLUS                  40,777   18.35    748,099      0.00%      0.70%          21.67%
   Platinum Investor Survivor              42,705   10.25    437,551      0.00%      0.40%          22.04%
   Platinum Investor Survivor II           29,389   16.81    494,090      0.00%      0.75%          21.61%
   Platinum Investor VIP                   13,581   12.96    175,985      0.00%      0.70%          21.67%
Neuberger Berman AMT Partners
   Portfolio - Class I
   AG Legacy Plus                           6,808   16.06    109,318      0.62%      0.75%           8.51%
Oppenheimer Balanced Fund/VA -
   Non-Service Shares
   Platinum Investor I & II                10,214   15.20    155,301      2.14%      0.75%           3.01%
   Platinum Investor III                   48,273   15.24    735,704      2.60%      0.70%           3.06%
   Platinum Investor IV                    35,605   11.64    414,597      2.36%      0.70%           3.06%
   Platinum Investor FlexDirector           2,037   12.42     25,308      2.38%      0.70%           3.06%
   Platinum Investor PLUS                   4,699   15.24     71,615      2.50%      0.70%           3.06%
   Platinum Investor Survivor                 443   15.46      6,841      2.19%      0.40%           3.37%
   Platinum Investor Survivor II            4,799   15.20     72,964      2.31%      0.75%           3.01%
   Platinum Investor VIP                   22,562   11.20    252,761      1.68%      0.70%           3.06%
   Platinum Investor VIP (with GMWB
      rider)                                   45   11.06        501      1.68%      1.45%           1.79%
Oppenheimer Global Securities Fund/VA -
   Non-Service Shares
   AIG Income Advantage VUL                    89    9.46        841      0.00%      0.20%          -2.04%
   Corporate America (reduced surrender
      charge)                              13,420   16.41    220,221      0.95%      0.65%           5.63%
   Platinum Investor I & II                71,598   23.52  1,683,944      0.54%      0.75%           5.52%
   Platinum Investor III                  114,220   23.57  2,692,655      1.27%      0.70%           5.57%
   Platinum Investor IV                    36,036   14.31    515,823      1.24%      0.70%           5.57%
   Platinum Investor FlexDirector             331   15.65      5,186      1.70%      0.70%           5.57%
   Platinum Investor PLUS                  14,720   23.57    347,017      1.25%      0.70%           5.57%
   Platinum Investor Survivor               6,856   23.91    163,893      1.43%      0.40%           5.89%
   Platinum Investor Survivor II            9,255   23.52    217,675      0.92%      0.75%           5.52%
   Platinum Investor VIP                   45,884   11.77    540,205      0.85%      0.70%           5.57%
   Platinum Investor VIP (with GMWB
      rider)                                  131   11.63      1,529      0.85%      1.45%           4.78%

                                     VL-R-65

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                                            Investment
                                                                                              Income     Expense      Total
Divisions                                                  Units    Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                            7,522    $13.68    $  102,935     7.41%      0.75%      -0.85%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
   Administrative Class
   Corporate America (reduced surrender charge)                 34     11.87           404     4.01%      0.65%       8.25%
   Platinum Investor I & II                                    699     11.69         8,171     0.24%      0.75%      22.32%
   Platinum Investor III                                   129,801     11.70     1,518,659     3.97%      0.70%      22.38%
   Platinum Investor IV                                        416     11.70         4,869     4.92%      0.70%      22.38%
   Platinum Investor PLUS                                      172     11.70         2,014     5.38%      0.70%      22.38%
   Platinum Investor Survivor II                             9,166     11.69       107,154     5.73%      0.75%      22.32%
   Platinum Investor VIP                                     8,397     12.43       104,357     5.20%      0.70%      22.38%
   Platinum Investor VIP (with GMWB rider)                       2     12.27            30     5.20%      1.45%      21.46%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                           33,959     15.57       528,869     4.92%      0.75%       9.80%
   Corporate America                                            --     17.46            --     4.68%      0.35%      10.25%
   Corporate America (reduced surrender charge)             46,629     11.50       536,315     4.68%      0.65%       9.91%
   Platinum Investor I & II                                109,889     16.96     1,864,237     4.90%      0.75%       9.80%
   Platinum Investor III                                   450,897     17.06     7,692,595     4.61%      0.70%       9.86%
   Platinum Investor IV                                     66,307     11.02       730,819     4.97%      0.70%       9.86%
   Platinum Investor FlexDirector                            1,483     11.56        17,141     5.31%      0.70%       9.86%
   Platinum Investor PLUS                                   38,468     14.40       554,072     4.66%      0.70%       9.86%
   Platinum Investor Survivor                               50,691     17.40       881,778     4.58%      0.40%      10.19%
   Platinum Investor Survivor II                            38,743     14.57       564,617     4.86%      0.75%       9.80%
   Platinum Investor VIP                                    52,296     10.99       574,757     5.47%      0.70%       9.86%
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage VUL                                     31     10.06           309     0.39%      0.20%       0.21%
   Corporate America                                            --     12.49            --     4.55%      0.35%       4.12%
   Corporate America (reduced surrender charge)              5,051     10.99        55,508     4.55%      0.65%       3.81%
   Platinum Investor I & II                                 92,757     12.14     1,125,756     4.82%      0.75%       3.70%
   Platinum Investor III                                   207,425     12.17     2,524,318     4.72%      0.70%       3.76%
   Platinum Investor IV                                     29,129     10.92       318,095     4.70%      0.70%       3.76%
   Platinum Investor FlexDirector                            8,462     10.98        92,946     4.83%      0.70%       3.76%
   Platinum Investor PLUS                                   33,206     11.33       376,133     4.68%      0.70%       3.76%
   Platinum Investor Survivor                               38,902     12.44       484,124     4.68%      0.40%       4.07%
   Platinum Investor Survivor II                            38,086     11.41       434,687     4.73%      0.75%       3.70%
   Platinum Investor VIP                                    21,757     10.71       232,957     5.11%      0.70%       3.76%
   Platinum Investor VIP (with GMWB rider)                       3     10.57            32     5.11%      1.45%       2.98%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           29,696     14.06       417,429     4.71%      0.75%       7.92%
   AIG Income Advantage VUL                                     46     10.22           465     0.46%      0.20%       0.82%
   Corporate America (reduced surrender charge)             44,862     11.44       513,184     5.16%      0.65%       8.03%
   Platinum Investor I & II                                307,237     14.73     4,525,785     4.79%      0.75%       7.92%
   Platinum Investor III                                 1,041,060     14.83    15,441,282     4.72%      0.70%       7.98%
   Platinum Investor IV                                     90,318     11.27     1,017,574     4.98%      0.70%       7.98%
   Platinum Investor FlexDirector                           13,483     11.60       156,402     5.01%      0.70%       7.98%
   Platinum Investor PLUS                                   74,487     12.93       963,041     4.70%      0.70%       7.98%
   Platinum Investor Survivor                               89,942     15.10     1,358,533     5.02%      0.40%       8.30%
   Platinum Investor Survivor II                            87,906     13.03     1,145,385     4.76%      0.75%       7.92%
   Platinum Investor VIP                                    69,126     11.11       768,137     5.33%      0.70%       7.98%
   Platinum Investor VIP (with GMWB rider)                     387     10.97         4,249     5.33%      1.45%       7.17%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                193,745     12.99     2,516,834     1.27%      0.75%       4.20%

                                    VL-R-66

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                                            Investment
                                                                                              Income     Expense      Total
Divisions                                                   Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio - Class I - Continued
   Platinum Investor III                                    46,678    $13.01    $  607,301     1.32%      0.70%       4.25%
   Platinum Investor PLUS                                    1,405     13.01        18,276     1.34%      0.70%       4.25%
   Platinum Investor Survivor                                9,114     13.13       119,664     1.27%      0.40%       4.57%
   Platinum Investor Survivor II                               573     12.99         7,449     1.27%      0.75%       4.20%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                         3,234     11.02        35,646     0.00%      0.35%      -4.20%
   Platinum Investor I & II                                236,589     10.89     2,575,907     0.00%      0.75%      -4.58%
   Platinum Investor III                                   125,521     10.90     1,368,725     0.00%      0.70%      -4.53%
   Platinum Investor PLUS                                    5,929     10.90        64,648     0.00%      0.70%      -4.53%
   Platinum Investor Survivor                                8,460     11.00        93,100     0.00%      0.40%      -4.24%
   Platinum Investor Survivor II                            20,260     10.89       220,583     0.00%      0.75%      -4.58%
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                    900     11.11         9,994     1.20%      0.75%       4.79%
   Platinum Investor III                                     5,533     11.12        61,515     0.94%      0.70%       4.84%
   Platinum Investor IV                                        217     11.12         2,414     1.69%      0.70%       4.84%
   Platinum Investor FlexDirector                              882     11.12         9,802     1.35%      0.70%       4.02%
   Platinum Investor PLUS                                    1,150     11.12        12,787     0.36%      0.70%       4.84%
   Platinum Investor Survivor II                             1,491     11.11        16,561     0.16%      0.75%       4.79%
   Platinum Investor VIP                                     9,757     11.35       110,769     0.96%      0.70%       4.84%
   Platinum Investor VIP (with GMWB rider)                     724     11.21         8,115     0.96%      1.45%      -4.07%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                           12,505     15.30       191,290     5.01%      0.75%       3.35%
   Corporate America                                       217,486     15.81     3,438,986     6.57%      0.35%       3.77%
   Corporate America (reduced surrender charge)             16,732     11.61       194,236     6.57%      0.65%       3.45%
   Platinum Investor I & II                                113,910     14.77     1,683,001     4.46%      0.75%       3.35%
   Platinum Investor III                                   104,676     15.85     1,659,386     4.78%      0.70%       3.40%
   Platinum Investor IV                                     11,276     11.03       124,426     4.50%      0.70%       3.40%
   Platinum Investor FlexDirector                              136     11.87         1,610     4.53%      0.70%       3.40%
   Platinum Investor PLUS                                   10,100     14.69       148,386     4.75%      0.70%       3.40%
   Platinum Investor Survivor                                1,491     15.77        23,517     0.70%      0.40%       3.71%
   Platinum Investor Survivor II                             3,209     15.07        48,371     4.94%      0.75%       3.35%
   Platinum Investor VIP                                    19,639     10.84       212,867     2.85%      0.70%       3.40%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                       263,597     12.76     3,363,442     1.80%      0.35%      -6.37%
   Corporate America (reduced surrender charge)             22,453     12.10       271,654     1.80%      0.65%      -6.65%
   Platinum Investor I & II                                321,514     13.06     4,199,662     1.36%      0.75%      -6.74%
   Platinum Investor III                                   546,275     11.81     6,454,167     1.35%      0.70%      -6.70%
   Platinum Investor IV                                     32,602     11.16       363,757     1.38%      0.70%      -6.70%
   Platinum Investor FlexDirector                           11,246     11.84       133,172     1.32%      0.70%      -6.70%
   Platinum Investor PLUS                                   37,347     13.22       493,844     1.34%      0.70%      -6.70%
   Platinum Investor Survivor                               29,622     12.73       376,971     1.34%      0.40%      -6.42%
   Platinum Investor Survivor II                             8,342     12.95       108,052     1.40%      0.75%      -6.74%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)              8,913     17.53       156,236     1.12%      0.65%       6.31%
   Platinum Investor I & II                                194,943     19.56     3,812,188     1.83%      0.75%       6.20%
   Platinum Investor III                                   228,493     17.34     3,961,396     1.78%      0.70%       6.26%
   Platinum Investor IV                                     28,356     15.19       430,740     1.70%      0.70%       6.26%
   Platinum Investor FlexDirector                              430     17.20         7,399     2.11%      0.70%       6.26%
   Platinum Investor PLUS                                   15,641     20.37       318,676     1.74%      0.70%       6.26%
   Platinum Investor Survivor                               22,301     17.00       379,047     2.09%      0.40%       6.58%

                                    VL-R-67

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                                            Investment
                                                                                              Income     Expense      Total
Divisions                                                   Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB
   - Continued
   Platinum Investor Survivor II                            20,213    $22.11    $  446,853     1.23%      0.75%       6.20%
   Platinum Investor VIP                                    36,023     12.71       458,021     1.21%      0.70%       6.26%
   Platinum Investor VIP (with GMWB rider)                      89     12.56         1,115     1.21%      1.45%      -4.98%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                           15,778     21.22       334,860     0.61%      0.75%     -13.37%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                           26,952      6.68       180,001     0.00%      0.75%       3.03%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                           59,173      6.62       391,551     0.00%      0.75%       4.73%
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                  7,722     13.87       107,133     1.26%      0.75%      -1.24%
   Platinum Investor III                                    44,727     13.91       622,252     0.63%      0.70%      -1.19%
   Platinum Investor IV                                      6,702     11.81        79,125     0.71%      0.70%      -1.19%
   Platinum Investor FlexDirector                               23     13.44           308     0.71%      0.70%     -13.01%
   Platinum Investor PLUS                                    9,231     14.77       136,384     0.60%      0.70%      -1.19%
   Platinum Investor Survivor                                  629     14.15         8,900     0.61%      0.40%      -0.89%
   Platinum Investor Survivor II                             7,244     13.87       100,491     1.09%      0.75%      -1.24%
   Platinum Investor VIP                                     5,684     10.55        59,954     0.74%      0.70%      -1.19%
SunAmerica Balanced Portfolio - Class 1*
   Platinum Investor I & II                                    664     12.48         8,291     2.81%      0.75%       4.61%
   Platinum Investor III                                    72,535     12.51       907,695     2.96%      0.70%       4.66%
   Platinum Investor IV                                      8,817     11.66       102,792     3.37%      0.70%       4.66%
   Platinum Investor FlexDirector                                1     12.04            18     0.00%      0.70%       0.66%
   Platinum Investor PLUS                                   21,028     12.91       271,450     3.03%      0.70%       4.66%
   Platinum Investor Survivor                                  413     12.73         5,261     0.00%      0.40%       1.22%
   Platinum Investor Survivor II                             3,486     12.48        43,497     3.12%      0.75%       4.61%
   Platinum Investor VIP                                     7,715     11.34        87,510     3.68%      0.70%       4.66%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                                211,974     14.74     3,124,556     0.00%      0.75%      20.99%
   Platinum Investor III                                    89,672      9.91       888,668     0.00%      0.70%      21.05%
   Platinum Investor IV                                      3,541     14.86        52,606     0.00%      0.70%      21.05%
   Platinum Investor PLUS                                    5,592     15.78        88,254     0.00%      0.70%      21.05%
   Platinum Investor Survivor                               22,539      9.54       214,950     0.00%      0.40%      21.42%
   Platinum Investor Survivor II                               403     13.91         5,607     0.00%      0.75%      20.99%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                 70,171     12.43       872,461     8.39%      0.75%       3.23%
   Platinum Investor III                                    26,024     12.91       336,036     8.30%      0.70%       3.28%
   Platinum Investor IV                                      1,909     11.13        21,246     8.63%      0.70%       3.28%
   Platinum Investor FlexDirector                            2,720     12.07        32,821     9.06%      0.70%       3.28%
   Platinum Investor PLUS                                    2,979     14.42        42,960     7.93%      0.70%       3.28%
   Platinum Investor Survivor                                  593     12.22         7,247    10.39%      0.40%       3.59%
   Platinum Investor Survivor II                            43,381     14.05       609,630     2.87%      0.75%       3.23%
VALIC Company I International Equities Fund
   AG Legacy Plus                                            7,864     12.57        98,888     2.25%      0.75%       7.95%
   Corporate America (reduced surrender charge)              1,312     10.11        13,262     4.69%      0.65%      -1.91%
   Platinum Investor I & II                                103,653     16.13     1,671,981     2.99%      0.75%       7.95%
   Platinum Investor III                                    89,728     13.97     1,253,571     2.46%      0.70%       8.00%
   Platinum Investor IV                                      6,408     15.27        97,841     2.88%      0.70%       8.00%
   Platinum Investor FlexDirector                              686     17.17        11,777     2.43%      0.70%       8.00%
   Platinum Investor PLUS                                   11,844     18.29       216,654     2.40%      0.70%       8.00%

                                    VL-R-68

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                              Investment
                                                                                Income       Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)    Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------
VALIC Company I International Equities
   Fund - Continued
   Platinum Investor Survivor                13,213    $12.49    $   165,028      2.33%        0.40%       8.33%
   Platinum Investor Survivor II              4,450     18.99         84,502      3.30%        0.75%       7.95%
   Platinum Investor VIP                     17,115     12.67        216,774      3.34%        0.70%       8.00%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                            18,208     16.71        304,244      1.17%        0.75%       6.83%
   Corporate America                          5,365     18.37         98,541      1.35%        0.35%       7.26%
   Corporate America (reduced surrender
      charge)                                 7,470     14.67        109,595      1.35%        0.65%       6.94%
   Platinum Investor I & II                 292,897     24.78      7,256,677      1.11%        0.75%       6.83%
   Platinum Investor III                    411,936     16.30      6,714,245      1.22%        0.70%       6.89%
   Platinum Investor IV                      29,548     13.02        384,627      1.32%        0.70%       6.89%
   Platinum Investor FlexDirector               829     14.13         11,707      1.59%        0.70%       6.89%
   Platinum Investor PLUS                    44,778     16.78        751,432      1.22%        0.70%       6.89%
   Platinum Investor Survivor                56,053     18.32      1,026,867      1.17%        0.40%       7.21%
   Platinum Investor Survivor II             36,499     18.28        667,130      1.24%        0.75%       6.83%
   Platinum Investor VIP                     57,710     11.07        639,016      1.91%        0.70%       6.89%
   Platinum Investor VIP (with GMWB
      rider)                                    134     10.93          1,465      1.91%        1.45%       6.08%
VALIC Company I Money Market I Fund
   AG Legacy Plus                             7,837     11.57         90,687      5.19%        0.75%       3.91%
   AIG Income Advantage VUL                   1,278     10.07         12,867      0.14%        0.20%       0.28%
   Corporate America (reduced surrender
      charge)                               149,066     11.06      1,648,073      2.97%        0.65%       4.02%
   Platinum Investor I & II                 591,218     12.75      7,539,992      4.64%        0.75%       3.91%
   Platinum Investor III                  1,305,909     11.50     15,019,917      4.82%        0.70%       3.97%
   Platinum Investor IV                      28,158     11.01        309,891      4.57%        0.70%       3.97%
   Platinum Investor FlexDirector             3,612     11.03         39,859      3.09%        0.70%       3.97%
   Platinum Investor PLUS                    33,337     11.05        368,392      4.84%        0.70%       3.97%
   Platinum Investor Survivor               220,703     12.15      2,680,635      4.41%        0.40%       4.28%
   Platinum Investor Survivor II            223,749     11.06      2,474,403      4.66%        0.75%       3.91%
   Platinum Investor VIP                     87,790     10.75        943,746      8.23%        0.70%       3.97%
   Platinum Investor VIP (with GMWB
      rider)                                  1,178     10.62         12,507      8.23%        1.45%       3.19%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                  92,509      6.07        561,641      0.05%        0.75%      17.71%
   Platinum Investor III                    403,136      5.98      2,408,793      0.07%        0.70%      17.77%
   Platinum Investor IV                       4,559     13.26         60,440      0.08%        0.70%      17.77%
   Platinum Investor FlexDirector               348     13.52          4,700      0.08%        0.70%      17.77%
   Platinum Investor PLUS                    17,520     17.13        300,144      0.08%        0.70%      17.77%
   Platinum Investor Survivor                 9,063      6.23         56,424      0.08%        0.40%      18.13%
   Platinum Investor Survivor II             13,451     12.87        173,076      0.03%        0.75%      17.71%
   Platinum Investor VIP                      3,859     12.27         47,357      0.10%        0.70%      17.77%
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                  57,471      4.97        285,654      0.00%        0.75%      16.81%
   Platinum Investor III                    213,764      4.94      1,055,313      0.00%        0.70%      16.87%
   Platinum Investor IV                       3,918     13.05         51,126      0.00%        0.70%      16.87%
   Platinum Investor FlexDirector               400     12.55          5,018      0.00%        0.70%      16.87%
   Platinum Investor PLUS                     4,556     15.30         69,713      0.00%        0.70%      16.87%
   Platinum Investor Survivor                11,210      5.10         57,132      0.00%        0.40%      17.22%
   Platinum Investor Survivor II              3,118     11.47         35,753      0.00%        0.75%      16.81%
   Platinum Investor VIP                      2,286     12.00         27,431      0.00%        0.70%      16.87%
VALIC Company I Small Cap Index Fund
   Corporate America (reduced surrender
      charge)                                10,060     13.52        136,060      1.79%        0.65%      -2.53%
   Platinum Investor I & II                  88,192     15.63      1,378,622      0.92%        0.75%      -2.63%

                                     VL-R-69

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                              Investment
                                                                                Income       Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)    Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------
VALIC Company I Small Cap Index Fund -
   Continued
   Platinum Investor III                    220,853    $15.41    $ 3,404,261      1.12%        0.70%       -2.58%
   Platinum Investor IV                      26,540     12.14        322,177      1.24%        0.70%       -2.58%
   Platinum Investor FlexDirector             1,371     12.97         17,780      1.25%        0.70%       -2.58%
   Platinum Investor PLUS                    29,778     16.30        485,469      1.12%        0.70%       -2.58%
   Platinum Investor Survivor                12,152     16.03        194,790      1.12%        0.40%       -2.28%
   Platinum Investor Survivor II             17,526     17.51        306,851      1.48%        0.75%       -2.63%
   Platinum Investor VIP                     51,934     10.50        545,562      1.78%        0.70%       -2.58%
   Platinum Investor VIP (with GMWB
      rider)                                     --     10.37             --      1.78%        1.45%       -3.31%
VALIC Company I Stock Index Fund
   AG Legacy Plus                            70,937     10.35        734,374      1.56%        0.75%        4.34%
   Corporate America                          6,420     10.50         67,380      2.00%        0.35%        4.76%
   Corporate America (reduced surrender
      charge)                                18,327     13.47        246,812      2.00%        0.65%        4.44%
   Platinum Investor I & II                 844,654     14.18     11,981,120      1.40%        0.75%        4.34%
   Platinum Investor III                  1,209,707     10.75     13,005,345      1.54%        0.70%        4.39%
   Platinum Investor IV                      63,300     12.47        789,398      1.89%        0.70%        4.39%
   Platinum Investor FlexDirector            10,682     13.10        139,935      1.65%        0.70%        4.39%
   Platinum Investor PLUS                   106,655     14.73      1,571,272      1.59%        0.70%        4.39%
   Platinum Investor Survivor               252,214     10.47      2,640,037      1.59%        0.40%        4.70%
   Platinum Investor Survivor II             85,379     13.69      1,169,033      2.06%        0.75%        4.34%
   Platinum Investor VIP                     67,817     11.58        785,351      2.89%        0.70%        4.39%
Van Kampen LIT Government Portfolio -
   Class I
   AG Legacy Plus                             8,809     14.48        127,597      4.68%        0.75%        6.53%
Van Kampen LIT Growth and Income
   Portfolio - Class I
   Platinum Investor I & II                 170,521     15.34      2,615,045      1.71%        0.75%        2.03%
   Platinum Investor III                    469,538     15.38      7,221,097      1.73%        0.70%        2.08%
   Platinum Investor IV                      46,712     12.80        597,948      1.55%        0.70%        2.08%
   Platinum Investor FlexDirector             1,118     13.93         15,572      1.52%        0.70%        2.08%
   Platinum Investor PLUS                    24,329     15.67        381,229      1.64%        0.70%        2.08%
   Platinum Investor Survivor                28,761     15.64        449,908      1.79%        0.40%        2.39%
   Platinum Investor Survivor II             56,723     15.34        869,882      1.16%        0.75%        2.03%
   Platinum Investor VIP                     32,110     11.49        369,011      0.91%        0.70%        2.08%
   Platinum Investor VIP (with GMWB
      rider)                                     29     11.35            333      0.91%        1.45%       -0.27%
Van Kampen LIT Strategic Growth
   Portfolio - Class I
   AG Legacy Plus                             8,602      6.03         51,876      0.04%        0.75%       16.08%
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage VUL                      12      9.84            116      0.00%        0.20%       -0.13%
   Corporate America (reduced surrender
      charge)                                10,572     11.47        121,282      5.39%        0.65%        1.29%
   Platinum Investor I & II                  53,282     14.15        754,010      7.13%        0.75%        1.19%
   Platinum Investor III                    211,023     14.28      3,013,960      6.79%        0.70%        1.24%
   Platinum Investor IV                      31,127     11.03        343,352      6.64%        0.70%        1.24%
   Platinum Investor FlexDirector               325     11.84          3,850      5.27%        0.70%        1.24%
   Platinum Investor PLUS                    29,250     13.73        401,737      6.82%        0.70%        1.24%
   Platinum Investor Survivor                29,874     14.51        433,487      6.52%        0.40%        1.54%
   Platinum Investor Survivor II             44,901     14.03        630,069      2.18%        0.75%        1.19%
   Platinum Investor VIP                     21,556     10.73        231,383      3.90%        0.70%        1.24%
   Platinum Investor VIP (with GMWB rider)        1     10.60             16      3.90%        1.45%        0.48%
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage VUL                      30      8.83            262      0.00%        0.20%       -4.12%
   Corporate America                             --     27.53             --      1.79%        0.35%      -16.89%
   Corporate America (reduced surrender
      charge)                                11,319     14.29        161,744      1.79%        0.65%      -17.14%

                                     VL-R-70

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007 are as follows:

                                                                              Investment
                                                                                Income       Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)    Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------
Vanguard VIF REIT Index Portfolio -
   Continued
   Platinum Investor I & II                 85,562    $26.75    $ 2,288,751     2.14%        0.75%     -17.23%
   Platinum Investor III                   326,978     26.80      8,762,819     1.94%        0.70%     -17.19%
   Platinum Investor IV                     62,314     12.82        798,802     1.97%        0.70%     -17.19%
   Platinum Investor FlexDirector            5,893     14.91         87,888     1.98%        0.70%     -17.19%
   Platinum Investor PLUS                   44,064     20.16        888,348     1.78%        0.70%     -17.19%
   Platinum Investor Survivor               21,332     27.43        585,114     1.93%        0.40%     -16.94%
   Platinum Investor Survivor II            27,173     23.31        633,380     2.07%        0.75%     -17.23%
   Platinum Investor VIP                    66,311     10.06        667,413     1.51%        0.70%     -17.19%
   Platinum Investor VIP (with GMWB
   rider)                                      618      9.94          6,140     1.51%        1.45%     -17.81%

                                     VL-R-71

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                           Investment
                                                                             Income     Expense      Total
Divisions                                  Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I
   Corporate America                        3,758     $10.89   $   40,922     0.88%      0.35%       8.90%
   Corporate America
      (reduced surrender charge)            2,285      10.87       24,835     0.88%      0.65%       8.69%
   Platinum Investor I & II               735,908      10.86    7,992,901     1.07%      0.75%       8.61%
   Platinum Investor III                  375,267      10.86    4,077,242     1.07%      0.70%       8.65%
   Platinum Investor IV                    12,433      10.86      135,088     1.06%      0.70%       8.65%
   Platinum Investor FlexDirector             424      10.86        4,603     1.07%      0.70%       8.65%
   Platinum Investor PLUS                  23,459      10.86      254,879     1.06%      0.70%       8.65%
   Platinum Investor Survivor              64,839      10.89      705,893     1.06%      0.40%       8.87%
   Platinum Investor Survivor II            9,760      10.86      106,001     1.07%      0.75%       8.61%
AIM V.I. International Growth
   Fund - Series I
   AG Legacy Plus                          25,612      11.98      306,732     0.93%      0.75%      27.28%
   Corporate America                        4,241      11.69       49,559     1.26%      0.35%      27.79%
   Corporate America
      (reduced surrender charge)            7,127      17.41      124,105     1.26%      0.65%      27.41%
   Platinum Investor I & II               292,495      16.57    4,847,867     1.14%      0.75%      27.28%
   Platinum Investor III                  340,444      13.93    4,743,020     1.18%      0.70%      27.34%
   Platinum Investor IV                    30,344      14.81      449,267     1.40%      0.70%      27.34%
   Platinum Investor FlexDirector             812      17.09       13,875     1.70%      0.70%      27.34%
   Platinum Investor PLUS                  17,467      19.27      336,677     1.09%      0.70%      27.34%
   Platinum Investor Survivor              59,983      11.66      699,501     1.12%      0.40%      27.72%
   Platinum Investor Survivor II            6,039      20.17      121,810     1.13%      0.75%      27.28%
   Platinum Investor VIP                   17,529      11.93      209,100     1.12%      0.70%      19.29%
   Platinum Investor VIP
      (with GMWB rider)                       256      11.87        3,033     1.12%      1.45%      18.70%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                           --         --           --     2.82%      0.35%       5.45%
   Platinum Investor I & II                    --         --           --     2.09%      0.75%       5.31%
   Platinum Investor III                       --         --           --     2.12%      0.70%       5.33%
   Platinum Investor IV                        --         --           --     3.12%      0.70%       5.33%
   Platinum Investor FlexDirector              --         --           --     2.17%      0.70%       5.33%
   Platinum Investor PLUS                      --         --           --     2.18%      0.70%       5.33%
   Platinum Investor Survivor                  --         --           --     2.13%      0.40%       5.44%
   Platinum Investor Survivor II               --         --           --     2.26%      0.75%       5.31%
Alger American Leveraged AllCap
   Portfolio - Class O Shares
   Platinum Investor I & II                11,906      17.40      207,102     0.00%      0.75%      18.38%
   Platinum Investor III                   88,630      17.43    1,544,555     0.00%      0.70%      18.43%
   Platinum Investor IV                    13,804      13.72      189,390     0.00%      0.70%      18.43%
   Platinum Investor FlexDirector              47      13.73          649     0.00%      0.70%      18.43%
   Platinum Investor PLUS                  13,020      17.43      226,897     0.00%      0.70%      18.43%
   Platinum Investor Survivor                 168      17.62        2,958     0.00%      0.40%      18.79%
   Platinum Investor Survivor II            1,106      17.40       19,245     0.00%      0.75%      18.38%
   Platinum Investor VIP                    8,328      11.31       94,186     0.00%      0.70%      13.10%
   Platinum Investor VIP
      (with GMWB rider)                       164      11.25        1,843     0.00%      1.45%      12.53%
Alger American MidCap Growth
   Portfolio - Class O Shares
   Corporate America
      (reduced surrender charge)            5,196      13.61       70,695     0.00%      0.65%       9.43%
   Platinum Investor I & II                 8,117      18.15      147,281     0.00%      0.75%       9.32%
   Platinum Investor III                   55,215      18.18    1,003,756     0.00%      0.70%       9.37%
   Platinum Investor IV                    18,110      12.03      217,883     0.00%      0.70%       9.37%
   Platinum Investor FlexDirector           6,774      12.69       85,956     0.00%      0.70%       9.37%
   Platinum Investor PLUS                   8,924      18.18      162,222     0.00%      0.70%       9.37%
   Platinum Investor Survivor               5,975      18.38      109,826     0.00%      0.40%       9.70%
   Platinum Investor Survivor II            2,680      18.15       48,637     0.00%      0.75%       9.32%

                                    VL-R-72

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                           Investment
                                                                             Income     Expense      Total
Divisions                                  Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio -
   Class O Shares - Continued
   Platinum Investor VIP                    2,230     $10.37   $   23,116     0.00%      0.70%       3.67%
American Century VP Value Fund - Class I
   AG Legacy Plus                          25,927      20.67      535,799     1.31%      0.75%      17.77%
   Corporate America                        1,247      19.13       23,856     0.93%      0.35%      18.24%
   Corporate America
      (reduced surrender charge)           19,895      13.22      262,932     0.93%      0.65%      17.89%
   Platinum Investor I & II               221,804      18.67    4,140,787     1.39%      0.75%      17.77%
   Platinum Investor III                  513,640      18.58    9,542,265     1.30%      0.70%      17.83%
   Platinum Investor IV                    48,294      12.22      589,984     1.00%      0.70%      17.83%
   Platinum Investor FlexDirector             931      13.30       12,382     0.12%      0.70%      17.83%
   Platinum Investor PLUS                  58,246      15.74      916,725     1.29%      0.70%      17.83%
   Platinum Investor Survivor              20,805      19.08      396,872     1.36%      0.40%      18.18%
   Platinum Investor Survivor II           63,728      16.44    1,048,012     1.30%      0.75%      17.77%
   Platinum Investor VIP                   12,329      11.47      141,453     0.00%      0.70%      14.73%
   Platinum Investor VIP
      (with GMWB rider)                       162      11.42        1,849     0.00%      1.45%      14.16%
Credit Suisse Small Cap
   Core I Portfolio *
   Platinum Investor I & II                39,132       8.22      321,493     0.00%      0.75%       3.99%
   Platinum Investor III                  128,637       8.06    1,036,204     0.00%      0.70%       4.04%
   Platinum Investor IV                    13,167      10.29      135,520     0.00%      0.70%       4.04%
   Platinum Investor FlexDirector           6,301      10.19       64,198     0.00%      0.70%       4.04%
   Platinum Investor PLUS                  11,493      12.86      147,782     0.00%      0.70%       4.04%
   Platinum Investor Survivor               3,159       8.39       26,520     0.00%      0.40%       4.35%
   Platinum Investor Survivor II            1,758      12.17       21,405     0.00%      0.75%       3.99%
   Platinum Investor VIP                    8,178       9.45       77,282     0.00%      0.70%      -5.50%
Dreyfus IP MidCap Stock
   Portfolio - Initial Shares
   Platinum Investor I & II                81,102      14.09    1,142,564     0.38%      0.75%       6.95%
   Platinum Investor III                  234,893      13.87    3,258,099     0.37%      0.70%       7.00%
   Platinum Investor IV                    12,576      11.64      146,421     0.39%      0.70%       7.00%
   Platinum Investor FlexDirector               0      12.60            4     0.61%      0.70%       7.00%
   Platinum Investor PLUS                  22,807      14.57      332,244     0.37%      0.70%       7.00%
   Platinum Investor Survivor              12,083      14.40      173,935     0.40%      0.40%       7.32%
   Platinum Investor Survivor II           10,961      15.94      174,740     0.37%      0.75%       6.95%
Dreyfus VIF Developing Leaders
   Portfolio - Initial Shares
   Corporate America                        5,204      12.56       65,345     0.38%      0.35%       3.41%
   Corporate America
      (reduced surrender charge)            1,534      11.74       18,015     0.38%      0.65%       3.10%
   Platinum Investor I & II               318,961      15.05    4,800,994     0.41%      0.75%       3.00%
   Platinum Investor III                  450,710      11.61    5,231,878     0.40%      0.70%       3.05%
   Platinum Investor IV                    10,454      11.05      115,502     0.32%      0.70%       3.05%
   Platinum Investor FlexDirector             950      11.00       10,459     0.51%      0.70%       3.05%
   Platinum Investor PLUS                  35,521      12.53      445,116     0.38%      0.70%       3.05%
   Platinum Investor Survivor              45,846      12.53      574,469     0.44%      0.40%       3.36%
   Platinum Investor Survivor II           35,559      13.60      483,727     0.37%      0.75%       3.00%
Dreyfus VIF Quality Bond
   Portfolio - Initial Shares
   Corporate America                        2,421      14.17       34,295     4.77%      0.35%       3.87%
   Corporate America
      (reduced surrender charge)           11,977      10.78      129,065     4.77%      0.65%       3.56%
   Platinum Investor I & II               281,631      14.03    3,950,746     4.49%      0.75%       3.46%
   Platinum Investor III                  285,395      13.30    3,795,577     4.64%      0.70%       3.51%
   Platinum Investor IV                    14,464      10.45      151,092     4.89%      0.70%       3.51%
   Platinum Investor FlexDirector             173      10.74        1,861     6.82%      0.70%       3.69%
   Platinum Investor PLUS                  23,919      11.79      282,019     4.53%      0.70%       3.51%
   Platinum Investor Survivor              16,209      14.14      229,150     4.47%      0.40%       3.82%

                                    VL-R-73

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio -
   Initial Shares - Continued
   Platinum Investor Survivor II              9,205    $11.83    $   108,856     4.56%      0.75%       3.46%
Fidelity VIP Asset Manager
   Portfolio - Service Class 2
   AG Legacy Plus                            15,921     11.71        186,460     2.58%      0.75%       6.34%
   Platinum Investor I & II                 156,694     11.15      1,746,813     2.56%      0.75%       6.34%
   Platinum Investor III                    258,611     11.14      2,879,764     2.41%      0.70%       6.39%
   Platinum Investor IV                       8,240     10.96         90,298     1.57%      0.70%       6.39%
   Platinum Investor FlexDirector             1,288     11.14         14,349     1.75%      0.70%       6.39%
   Platinum Investor PLUS                    26,410     12.73        336,198     2.45%      0.70%       6.39%
   Platinum Investor Survivor                11,229     11.39        127,904     2.30%      0.40%       6.71%
   Platinum Investor Survivor II             20,438     12.42        253,780     1.90%      0.75%       6.34%
   Platinum Investor VIP                      2,269     10.43         23,677     0.00%      0.70%       4.33%
Fidelity VIP Contrafund Portfolio -
   Service Class 2
   AG Legacy Plus                            42,199     15.88        670,065     0.92%      0.75%      10.60%
   Corporate America                          1,580     14.27         22,543     1.11%      0.35%      11.04%
   Corporate America
      (reduced surrender charge)             18,598     14.13        262,724     1.11%      0.65%      10.71%
   Platinum Investor I & II                 517,717     13.92      7,207,050     1.00%      0.75%      10.60%
   Platinum Investor III                  1,262,624     13.75     17,364,615     1.00%      0.70%      10.66%
   Platinum Investor IV                      92,989     12.68      1,179,075     1.11%      0.70%      10.66%
   Platinum Investor FlexDirector             8,086     14.04        113,515     1.06%      0.70%      10.66%
   Platinum Investor PLUS                   107,304     16.46      1,765,960     0.98%      0.70%      10.66%
   Platinum Investor Survivor               116,730     14.22      1,660,381     1.02%      0.40%      10.99%
   Platinum Investor Survivor II             78,211     17.33      1,355,621     1.02%      0.75%      10.60%
   Platinum Investor VIP                     36,885     10.71        395,099     0.98%      0.70%       7.12%
   Platinum Investor VIP
      (with GMWB rider)                         443     10.66          4,721     0.98%      1.45%       6.58%
Fidelity VIP Equity-Income
   Portfolio - Service Class 2
   AG Legacy Plus                            51,368     13.75        706,254     2.94%      0.75%      19.04%
   Corporate America                          4,106     14.25         58,490     2.91%      0.35%      19.51%
   Corporate America
      (reduced surrender charge)             25,321     13.51        342,065     2.91%      0.65%      19.15%
   Platinum Investor I & II                 283,801     13.90      3,944,532     2.90%      0.75%      19.04%
   Platinum Investor III                    836,470     13.93     11,653,724     2.92%      0.70%      19.09%
   Platinum Investor IV                      45,684     12.47        569,724     2.93%      0.70%      19.09%
   Platinum Investor FlexDirector             1,384     13.26         18,364     2.91%      0.70%      19.09%
   Platinum Investor PLUS                    78,094     15.00      1,171,538     2.93%      0.70%      19.09%
   Platinum Investor Survivor                85,837     14.20      1,219,038     2.92%      0.40%      19.45%
   Platinum Investor Survivor II             80,050     15.20      1,217,117     2.88%      0.75%      19.04%
   Platinum Investor VIP                     15,927     11.48        182,759     1.32%      0.70%      14.75%
   Platinum Investor VIP
      (with GMWB rider)                         157     11.42          1,794     1.32%      1.45%      14.18%
Fidelity VIP Freedom 2020
   Portfolio - Service Class 2
   Platinum Investor III                        665     10.56          7,019     2.70%      0.70%       5.55%
   Platinum Investor IV                         108     10.56          1,140     2.52%      0.70%       5.55%
   Platinum Investor FlexDirector                 5     10.56             50     1.92%      0.70%       5.55%
   Platinum Investor VIP                        211     10.80          2,283     2.65%      0.70%       8.02%
Fidelity VIP Freedom 2025
   Portfolio - Service Class 2
   Platinum Investor III                      2,144     10.56         22,639     2.88%      0.70%       5.60%
   Platinum Investor IV                          50     10.56            530     2.53%      0.70%       5.60%
   Platinum Investor VIP                      2,929     10.83         31,722     2.87%      0.70%       8.31%
Fidelity VIP Freedom 2030
   Portfolio - Service Class 2
   Platinum Investor III                        881     10.56          9,304     2.61%      0.70%       5.64%
   Platinum Investor IV                          61     10.56            648     2.75%      0.70%       5.64%
   Platinum Investor PLUS                       929     10.56          9,811     2.63%      0.70%       5.64%

                                    VL-R-74

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio -
   Service Class 2 - Continued
   Platinum Investor VIP                      4,114    $10.88    $    44,753     2.61%      0.70%       8.78%
Fidelity VIP Growth Portfolio - Service
   Class 2
   AG Legacy Plus                            23,993      8.99        215,778     0.17%      0.75%       5.78%
   Corporate America (reduced
      surrender charge)                      16,761     11.88        199,165     0.12%      0.65%       5.88%
   Platinum Investor I & II                 208,946      7.52      1,572,153     0.17%      0.75%       5.78%
   Platinum Investor III                  1,189,561      7.46      8,878,331     0.16%      0.70%       5.83%
   Platinum Investor IV                      33,267     11.24        373,966     0.12%      0.70%       5.83%
   Platinum Investor FlexDirector            11,345     10.81        122,619     0.07%      0.70%       5.83%
   Platinum Investor PLUS                   111,405     12.01      1,338,133     0.16%      0.70%       5.83%
   Platinum Investor Survivor                70,637      7.69        543,075     0.16%      0.40%       6.15%
   Platinum Investor Survivor II             48,295     10.67        515,279     0.15%      0.75%       5.78%
   Platinum Investor VIP                      5,053     10.34         52,266     0.00%      0.70%       3.44%
   Platinum Investor VIP
      (with GMWB rider)                           4     10.29             42     0.00%      1.45%       2.92%
Fidelity VIP Mid Cap Portfolio -
   Service Class 2
   Corporate America
      (reduced surrender charge)             22,227     15.07        334,918     0.11%      0.65%      11.68%
   Platinum Investor I & II                  13,301     22.63        301,019     0.09%      0.75%      11.57%
   Platinum Investor III                    180,244     22.67      4,086,599     0.20%      0.70%      11.62%
   Platinum Investor IV                      53,740     12.88        691,998     0.10%      0.70%      11.62%
   Platinum Investor FlexDirector               768     15.16         11,634     0.14%      0.70%      11.62%
   Platinum Investor PLUS                    14,277     22.67        323,706     0.15%      0.70%      11.62%
   Platinum Investor Survivor                 8,347     22.92        191,340     0.22%      0.40%      11.96%
   Platinum Investor Survivor II              9,479     22.63        214,514     0.14%      0.75%      11.57%
   Platinum Investor VIP                     21,594     10.53        227,412     0.00%      0.70%       5.31%
   Platinum Investor VIP
      (with GMWB rider)                         177     10.48          1,853     0.00%      1.45%       4.79%
Franklin Templeton Franklin Small Cap
   Value Securities Fund - Class 2
   Corporate America
      (reduced surrender charge)             11,486     14.18        162,829     0.69%      0.65%      16.23%
   Platinum Investor I & II                  16,237     20.43        331,726     0.67%      0.75%      16.11%
   Platinum Investor III                    282,124     20.47      5,774,559     0.53%      0.70%      16.17%
   Platinum Investor IV                      45,117     12.42        560,143     0.74%      0.70%      16.17%
   Platinum Investor FlexDirector             1,289     14.63         18,857     0.22%      0.70%      16.17%
   Platinum Investor PLUS                    23,719     20.47        485,483     0.67%      0.70%      16.17%
   Platinum Investor Survivor                34,379     20.69        711,439     0.45%      0.40%      16.52%
   Platinum Investor Survivor II             12,461     20.43        254,585     0.54%      0.75%      16.11%
   Platinum Investor VIP                     16,626     10.73        178,463     0.01%      0.70%       7.34%
Franklin Templeton Franklin Small-Mid
   Cap Growth Securities Fund - Class 2
   AG Legacy Plus                            13,801      7.87        108,582     0.00%      0.75%       7.88%
Franklin Templeton Franklin U.S.
   Government Fund - Class 2
   Platinum Investor I & II                  24,202     11.95        289,196     3.18%      0.75%       3.24%
   Platinum Investor III                    673,395     11.98      8,066,647     3.52%      0.70%       3.29%
   Platinum Investor IV                      32,239     10.44        336,569     6.10%      0.70%       3.29%
   Platinum Investor FlexDirector               823     10.67          8,781     4.60%      0.70%       3.38%
   Platinum Investor PLUS                    40,170     11.59        465,468     4.20%      0.70%       3.29%
   Platinum Investor Survivor                   893     12.16         10,857     0.77%      0.40%       3.60%
   Platinum Investor Survivor II             15,730     11.95        187,966     5.44%      0.75%       3.24%
   Platinum Investor VIP                      3,077     10.32         31,741     0.00%      0.70%       3.16%
Franklin Templeton Mutual Shares
   Securities Fund - Class 2
   Platinum Investor I & II                 159,272     15.68      2,497,778     1.24%      0.75%      17.50%
   Platinum Investor III                    769,387     15.72     12,095,950     1.34%      0.70%      17.56%
   Platinum Investor IV                      35,491     12.86        456,520     1.32%      0.70%      17.56%
   Platinum Investor FlexDirector             6,294     13.85         87,153     1.59%      0.70%      17.56%

                                    VL-R-75

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------
Franklin Templeton Mutual Shares
   Securities Fund - Class 2 - Continued
   Platinum Investor PLUS                    34,198    $15.46    $   528,663     1.29%      0.70%      17.56%
   Platinum Investor Survivor                36,447     15.96        581,636     0.79%      0.40%      17.91%
   Platinum Investor Survivor II             10,882     15.68        170,655     1.17%      0.75%      17.50%
   Platinum Investor VIP                      9,028     11.34        102,414     0.00%      0.70%      13.44%
   Platinum Investor VIP
      (with GMWB rider)                       1,026     11.29         11,581     0.00%      1.45%      12.87%
Franklin Templeton Templeton Foreign
   Securities Fund - Class 2
   AG Legacy Plus                            12,189     13.08        159,389     1.20%      0.75%      20.54%
   Platinum Investor I & II                  90,007     16.36      1,472,909     1.25%      0.75%      20.54%
   Platinum Investor III                    597,923     16.41      9,809,047     1.24%      0.70%      20.60%
   Platinum Investor IV                      29,770     13.10        389,863     1.37%      0.70%      20.60%
   Platinum Investor FlexDirector             3,405     14.65         49,879     1.58%      0.70%      20.60%
   Platinum Investor PLUS                    27,887     15.86        442,340     1.23%      0.70%      20.60%
   Platinum Investor Survivor                14,765     16.65        245,867     1.89%      0.40%      20.96%
   Platinum Investor Survivor II             58,266     16.36        953,477     1.16%      0.75%      20.54%
   Platinum Investor VIP                      8,709     11.58        100,882     0.07%      0.70%      15.83%
   Platinum Investor VIP
      (with GMWB rider)                           7     11.53             80     0.07%      1.45%      15.26%
Goldman Sachs VIT Capital Growth Fund -
   Institutional Shares
   Platinum Investor I & II                   4,775     10.19         48,659     0.07%      0.75%       7.75%
   Platinum Investor III                     11,374     10.22        116,245     0.12%      0.70%       7.80%
   Platinum Investor PLUS                       110     12.49          1,375     0.13%      0.70%       7.80%
   Platinum Investor Survivor               629,846     10.41      6,555,947     0.12%      0.40%       8.13%
   Platinum Investor Survivor II             41,634     10.83        450,751     0.05%      0.75%       7.75%
Janus Aspen International Growth
   Portfolio - Service Shares
   Corporate America
      (reduced surrender charge)              3,726     22.30         83,075     2.40%      0.65%      37.16%
   Platinum Investor I & II                 129,467     15.04      1,947,003     1.93%      0.75%      45.54%
   Platinum Investor III                    431,775     14.95      6,455,480     1.87%      0.70%      45.61%
   Platinum Investor IV                      28,414     18.79        534,018     1.97%      0.70%      45.61%
   Platinum Investor FlexDirector            10,143     20.74        210,403     1.56%      0.70%      45.61%
   Platinum Investor PLUS                    50,064     23.96      1,199,523     2.05%      0.70%      45.61%
   Platinum Investor Survivor                57,117     15.37        877,687     1.93%      0.40%      46.05%
   Platinum Investor Survivor II             21,071     23.64        498,180     1.32%      0.75%      45.54%
   Platinum Investor VIP                     13,491     13.01        175,488     1.00%      0.70%      30.08%
   Platinum Investor VIP
      (with GMWB rider)                         153     12.94          1,978     1.00%      1.45%      29.43%
Janus Aspen Mid Cap Growth Portfolio -
   Service Shares
   Corporate America                             --      6.81             --     0.00%      0.35%      12.91%
   Corporate America
      (reduced surrender charge)              2,178     14.46         31,494     0.00%      0.65%       9.49%
   Platinum Investor I & II                  57,097      6.64        379,113     0.00%      0.75%      12.46%
   Platinum Investor III                    402,798      6.48      2,611,910     0.00%      0.70%      12.52%
   Platinum Investor IV                       4,510     12.58         56,753     0.00%      0.70%      12.52%
   Platinum Investor PLUS                    13,069     16.94        221,438     0.00%      0.70%      12.52%
   Platinum Investor Survivor                 8,380      6.78         56,855     0.00%      0.40%      12.85%
   Platinum Investor Survivor II                372     15.11          5,620     0.00%      0.75%      12.46%
   Platinum Investor VIP                      2,105     10.64         22,402     0.00%      0.70%       6.42%
Janus Aspen Worldwide Growth Portfolio
   - Service Shares
   Corporate America                          2,356      8.17         19,239     1.57%      0.35%      17.53%
   Corporate America
      (reduced surrender charge)              5,652     13.55         76,560     1.57%      0.65%      17.17%
   Platinum Investor I & II                  89,477      7.97        712,859     1.47%      0.75%      17.06%
   Platinum Investor III                    360,131      7.91      2,847,552     1.58%      0.70%      17.12%
   Platinum Investor IV                       7,576     12.34         93,519     1.86%      0.70%      17.12%
   Platinum Investor PLUS                    16,370     12.63        206,702     1.61%      0.70%      17.12%

                                    VL-R-76

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
   - Service Shares - Continued
   Platinum Investor Survivor                20,259    $ 8.14    $   164,922     1.65%      0.40%      17.47%
   Platinum Investor Survivor II             25,600     12.08        309,271     1.59%      0.75%      17.06%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                   5,703     18.68        106,542     0.57%      0.75%      15.97%
   Platinum Investor III                    150,607     18.71      2,818,547     0.59%      0.70%      16.03%
   Platinum Investor IV                      16,314     12.40        202,340     0.93%      0.70%      16.03%
   Platinum Investor PLUS                     6,734     18.71        126,028     0.70%      0.70%      16.03%
   Platinum Investor Survivor                 9,943     18.92        188,141     0.58%      0.40%      16.37%
   Platinum Investor Survivor II              3,071     18.68         57,363     0.94%      0.75%      15.97%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                  48,036     13.37        642,235     0.00%      0.75%      14.15%
   Platinum Investor III                    118,040     13.17      1,554,596     0.00%      0.70%      14.21%
   Platinum Investor IV                      11,316     11.97        135,411     0.00%      0.70%      14.21%
   Platinum Investor FlexDirector               241     14.21          3,426     0.00%      0.70%      14.21%
   Platinum Investor PLUS                    10,278     16.40        168,543     0.00%      0.70%      14.21%
   Platinum Investor Survivor                 1,887     13.66         25,780     0.00%      0.40%      14.55%
   Platinum Investor Survivor II              4,947     17.18         84,995     0.00%      0.75%      14.15%
   Platinum Investor VIP                     11,120     10.39        115,585     0.00%      0.70%       3.95%
MFS VIT Capital Opportunities Series -
   Initial Class
   Corporate America                             --      7.80             --     0.00%      0.35%      13.40%
   Corporate America
      (reduced surrender charge)              1,910     12.62         24,108     0.00%      0.65%      10.44%
   Platinum Investor I & II                  80,028      7.61        608,843     0.47%      0.75%      12.95%
   Platinum Investor III                    391,046      7.69      3,005,410     0.43%      0.70%      13.01%
   Platinum Investor IV                       5,915     11.70         69,193     0.45%      0.70%      13.01%
   Platinum Investor FlexDirector               332     12.07          4,004     0.44%      0.70%      13.01%
   Platinum Investor PLUS                    44,725     12.95        578,981     0.43%      0.70%      13.01%
   Platinum Investor Survivor                23,342      7.77        181,455     0.51%      0.40%      13.35%
   Platinum Investor Survivor II              4,151     11.78         48,904     0.41%      0.75%      12.95%
MFS VIT Emerging Growth Series -
   Initial Class
   AG Legacy Plus                             8,181     12.45        101,831     0.00%      0.75%       7.09%
   Corporate America
      (reduced surrender charge)              3,795     13.23         50,218     0.00%      0.65%       7.20%
   Platinum Investor I & II                 557,011     12.12      6,750,035     0.00%      0.75%       7.09%
   Platinum Investor III                    608,177      6.42      3,906,235     0.00%      0.70%       7.14%
   Platinum Investor IV                       7,093     11.93         84,654     0.00%      0.70%       7.14%
   Platinum Investor FlexDirector               459     12.23          5,608     0.00%      0.70%       7.14%
   Platinum Investor PLUS                    41,485     13.52        561,079     0.00%      0.70%       7.14%
   Platinum Investor Survivor               101,337      5.78        585,434     0.00%      0.40%       7.46%
   Platinum Investor Survivor II              3,643     11.62         42,340     0.00%      0.75%       7.09%
MFS VIT New Discovery Series -
   Initial Class
   AG Legacy Plus                            18,891      9.19        173,554     0.00%      0.75%      12.37%
   Corporate America                          2,179     10.09         21,981     0.00%      0.35%      12.82%
   Corporate America
      (reduced surrender charge)              1,942     13.48         26,187     0.00%      0.65%       3.76%
   Platinum Investor I & II                  50,346      9.84        495,454     0.00%      0.75%      12.37%
   Platinum Investor III                    290,883      9.65      2,806,891     0.00%      0.70%      12.43%
   Platinum Investor IV                       6,812     12.10         82,438     0.00%      0.70%      12.43%
   Platinum Investor FlexDirector               399     11.70          4,665     0.00%      0.70%      12.43%
   Platinum Investor PLUS                    21,631     13.11        283,573     0.00%      0.70%      12.43%
   Platinum Investor Survivor                11,457     10.06        115,209     0.00%      0.40%      12.76%
   Platinum Investor Survivor II              9,508     12.62        119,995     0.00%      0.75%      12.37%
   Platinum Investor VIP                      1,803     10.53         18,992     0.00%      0.70%       5.34%

                                    VL-R-77

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)   Return (c)
----------------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series -
   Initial Class - Continued
   Platinum Investor VIP
      (with GMWB rider)                         288    $10.48    $     3,023      0.00%     1.45%       4.82%
MFS VIT Research Series - Initial Class
   Platinum Investor I & II                  41,679      8.79        366,566      0.49%     0.75%       9.65%
   Platinum Investor III                    181,505      8.77      1,591,741      0.47%     0.70%       9.71%
   Platinum Investor IV                       3,471     11.71         40,642      0.48%     0.70%       9.71%
   Platinum Investor FlexDirector               196     12.64          2,480      0.50%     0.70%       9.71%
   Platinum Investor PLUS                    10,838     13.86        150,226      0.49%     0.70%       9.71%
   Platinum Investor Survivor                 9,854      8.99         88,558      0.53%     0.40%      10.04%
   Platinum Investor Survivor II             10,176     12.90        131,265      0.39%     0.75%       9.65%
   Platinum Investor VIP                        903     10.77          9,723      0.00%     0.70%       7.72%
   Platinum Investor VIP
      (with GMWB rider)                          4      10.72             43      0.00%     1.45%       7.19%
MFS VIT Total Return Series -
   Initial Class
   AG Legacy Plus                           109,796      7.06        775,099      2.42%     0.75%      11.06%
Neuberger Berman AMT Mid-Cap Growth
   Portfolio - Class I
   Corporate America
      (reduced surrender charge)              3,647     14.62         53,308      0.00%     0.65%      13.95%
   Platinum Investor I & II                  70,356      8.22        578,080      0.00%     0.75%      13.84%
   Platinum Investor III                    333,481      8.09      2,696,892      0.00%     0.70%      13.90%
   Platinum Investor IV                      13,927     12.87        179,221      0.00%     0.70%      13.90%
   Platinum Investor FlexDirector               714     14.23         10,164      0.00%     0.70%      13.90%
   Platinum Investor PLUS                    41,810     15.08        630,433      0.00%     0.70%      13.90%
   Platinum Investor Survivor                30,403      8.40        255,255      0.00%     0.40%      14.24%
   Platinum Investor Survivor II             10,380     13.82        143,498      0.00%     0.75%      13.84%
   Platinum Investor VIP                      4,202     10.65         44,755      0.00%     0.70%       6.51%
Neuberger Berman AMT Partners Portfolio
   - Class I
   AG Legacy Plus                             7,514     14.80        111,195      0.70%     0.75%      11.40%
Oppenheimer Balanced Fund/VA -
   Non-Service Shares
   Platinum Investor I & II                   7,426     14.76        109,608      2.53%     0.75%      10.32%
   Platinum Investor III                     48,802     14.79        721,678      1.94%     0.70%      10.37%
   Platinum Investor IV                      27,624     11.30        312,121      1.57%     0.70%      10.37%
   Platinum Investor FlexDirector             2,036     12.06         24,542      0.05%     0.70%      10.37%
   Platinum Investor PLUS                     4,373     14.79         64,665      2.05%     0.70%      10.37%
   Platinum Investor Survivor                   286     14.95          4,271      2.46%     0.40%      10.70%
   Platinum Investor Survivor II              4,031     14.76         59,494      2.01%     0.75%      10.32%
   Platinum Investor VIP                      6,392     10.87         69,487      0.00%     0.70%       8.71%
Oppenheimer Global Securities Fund/VA -
   Non-Service Shares
   Corporate America
      (reduced surrender charge)              6,634     15.54        103,066      0.06%     0.65%      11.20%
   Platinum Investor I & II                  17,823     22.29        397,267      0.77%     0.75%      16.81%
   Platinum Investor III                    109,609     22.33      2,447,539      0.93%     0.70%      16.87%
   Platinum Investor IV                      29,344     13.56        397,860      0.77%     0.70%      16.87%
   Platinum Investor FlexDirector               570     14.82          8,452      0.04%     0.70%      16.87%
   Platinum Investor PLUS                    11,603     22.33        259,082      0.91%     0.70%      16.87%
   Platinum Investor Survivor                 7,429     22.58        167,710      0.76%     0.40%      17.22%
   Platinum Investor Survivor II              4,384     22.29         97,708      0.87%     0.75%      16.81%
   Platinum Investor VIP                     14,610     11.15        162,922      0.00%     0.70%      11.52%
   Platinum Investor VIP
      (with GMWB rider)                         171     11.10          1,893      0.00%     1.45%      10.96%
Oppenheimer High Income Fund/VA -
   Non-Service Shares
   AG Legacy Plus                             8,002     13.80        110,446      7.35%     0.75%       8.61%
PIMCO VIT CommodityRealReturn Strategy
   Portfolio - Administrative Class
   Platinum Investor I & II                  21,567      9.56        206,126      5.92%     0.75%      -4.43%
   Platinum Investor III                      2,720      9.56         26,007      5.87%     0.70%      -4.39%

                                    VL-R-78

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)   Return (c)
----------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy
   Portfolio - Administrative Class -
   Continued
   Platinum Investor IV                         183    $ 9.56    $     1,753      5.14%     0.70%      -4.39%
   Platinum Investor PLUS                        38      9.56            361      4.69%     0.70%      -4.39%
   Platinum Investor Survivor II                179      9.56          1,712      5.24%     0.75%      -4.43%
   Platinum Investor VIP                      1,885     10.16         19,142      5.06%     0.70%       1.55%
   Platinum Investor VIP
      (with GMWB rider)                           3     10.10             31      5.06%     1.45%       1.05%
PIMCO VIT Real Return Portfolio -
   Administrative Class
   AG Legacy Plus                            29,743     14.18        421,867      4.71%     0.75%      -0.05%
   Corporate America                          2,113     15.84         33,458      4.57%     0.35%       0.35%
   Corporate America
      (reduced surrender charge)             16,110     10.46        168,582      4.57%     0.65%       0.05%
   Platinum Investor I & II                 113,865     15.45      1,759,230      4.83%     0.75%      -0.05%
   Platinum Investor III                    462,472     15.53      7,182,052      4.16%     0.70%       0.00%
   Platinum Investor IV                      43,576     10.03        437,184      5.05%     0.70%       0.00%
   Platinum Investor FlexDirector               992     10.52         10,435      5.15%     0.70%       0.00%
   Platinum Investor PLUS                    35,349     13.11        463,456      4.18%     0.70%       0.00%
   Platinum Investor Survivor                54,072     15.79        853,623      4.34%     0.40%       0.30%
   Platinum Investor Survivor II             28,648     13.27        380,231      4.41%     0.75%      -0.05%
   Platinum Investor VIP                      3,390     10.00         33,914      2.47%     0.70%       0.04%
PIMCO VIT Short-Term Portfolio -
   Administrative Class
   Corporate America                            666     11.99          7,987      4.04%     0.35%       3.91%
   Corporate America
      (reduced surrender charge)                850     10.59          8,993      4.04%     0.65%       2.53%
   Platinum Investor I & II                  95,302     11.70      1,115,337      4.29%     0.75%       3.50%
   Platinum Investor III                    206,087     11.73      2,417,253      4.19%     0.70%       3.55%
   Platinum Investor IV                      22,405     10.52        235,808      4.69%     0.70%       3.55%
   Platinum Investor FlexDirector             7,184     10.59         76,050      4.47%     0.70%       3.55%
   Platinum Investor PLUS                    29,401     10.92        320,971      4.35%     0.70%       3.55%
   Platinum Investor Survivor                31,994     11.96        382,585      4.32%     0.40%       3.86%
   Platinum Investor Survivor II             32,237     11.01        354,789      4.39%     0.75%       3.50%
   Platinum Investor VIP                      6,296     10.32         64,966      1.78%     0.70%       3.19%
   Platinum Investor VIP
      (with GMWB rider)                           4     10.27             40      1.78%     1.45%       2.68%
PIMCO VIT Total Return Portfolio -
   Administrative Class
   AG Legacy Plus                            33,244     13.02        432,989      4.66%     0.75%       3.07%
   Corporate America
      (reduced surrender charge)             17,778     10.59        188,244      4.80%     0.65%       3.17%
   Platinum Investor I & II                 318,679     13.65      4,349,723      3.92%     0.75%       3.07%
   Platinum Investor III                  1,024,392     13.74     14,071,624      3.25%     0.70%       3.12%
   Platinum Investor IV                      64,491     10.43        672,919      4.86%     0.70%       3.12%
   Platinum Investor FlexDirector            11,001     10.74        118,186      4.42%     0.70%       3.12%
   Platinum Investor PLUS                    71,700     11.97        858,520      4.46%     0.70%       3.12%
   Platinum Investor Survivor                75,028     13.95      1,046,388      3.28%     0.40%       3.43%
   Platinum Investor Survivor II             64,509     12.07        778,824      4.37%     0.75%       3.07%
   Platinum Investor VIP                     13,561     10.29        139,563      1.99%     0.70%       2.91%
   Platinum Investor VIP
      (with GMWB rider)                         400     10.24          4,098      1.99%     1.45%       2.40%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                 202,285     12.47      2,521,852      1.34%     0.75%      15.76%
   Platinum Investor III                     51,887     12.48        647,531      1.33%     0.70%      15.82%
   Platinum Investor PLUS                       943     12.48         11,766      1.31%     0.70%      15.82%
   Platinum Investor Survivor                 8,828     12.56        110,856      1.04%     0.40%      16.17%
   Platinum Investor Survivor II                578     12.47          7,211      1.37%     0.75%      15.76%
Pioneer Growth Opportunities VCT
   Portfolio - Class I
   Corporate America                          3,320     11.50         38,192      0.00%     0.35%       5.23%
   Platinum Investor I & II                 263,245     11.41      3,003,742      0.00%     0.75%       4.81%

                                    VL-R-79

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)   Return (c)
----------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT
   Portfolio - Class I - Continued
   Platinum Investor III                    135,222    $11.42    $ 1,544,521      0.00%     0.70%       4.86%
   Platinum Investor PLUS                     5,921     11.42         67,627      0.00%     0.70%       4.86%
   Platinum Investor Survivor                 9,975     11.49        114,644      0.00%     0.40%       5.18%
   Platinum Investor Survivor II             19,602     11.41        223,666      0.00%     0.75%       4.81%
Pioneer Mid Cap Value VCT Portfolio -
   Class I
   Platinum Investor I & II                       4     10.60             42      0.00%     0.75%       6.00%
   Platinum Investor III                      3,700     10.60         39,237      0.00%     0.70%       6.04%
   Platinum Investor IV                          77     10.60            814      0.00%     0.70%       6.04%
   Platinum Investor PLUS                        25     10.60            265      0.00%     0.70%       6.04%
   Platinum Investor Survivor II              2,372     10.60         25,140      0.00%     0.75%       6.00%
   Platinum Investor VIP                        933     10.83         10,107      0.30%     0.70%       8.29%
Putnam VT Diversified Income Fund -
   Class IB
   AG Legacy Plus                            12,568     14.80        186,024      5.84%     0.75%       5.50%
   Corporate America                        454,666     15.24      6,928,517      5.28%     0.35%       5.92%
   Corporate America
      (reduced surrender charge)             38,797     11.22        435,342      5.28%     0.65%       5.61%
   Platinum Investor I & II                 135,182     14.30      1,932,575      3.34%     0.75%       5.50%
   Platinum Investor III                     93,931     15.33      1,440,078      3.61%     0.70%       5.55%
   Platinum Investor IV                       9,567     10.67        102,088      5.38%     0.70%       5.55%
   Platinum Investor FlexDirector               122     11.48          1,396      5.67%     0.70%       5.55%
   Platinum Investor PLUS                     9,089     14.21        129,141      5.26%     0.70%       5.55%
   Platinum Investor Survivor                18,717     15.21        284,612      0.28%     0.40%       5.87%
   Platinum Investor Survivor II              2,371     14.58         34,570      6.07%     0.75%       5.50%
   Platinum Investor VIP                      4,069     10.48         42,657      0.00%     0.70%       4.83%
Putnam VT Growth and Income Fund -
   Class IB
   Corporate America                        555,630     13.63      7,571,940      1.40%     0.35%      15.51%
   Corporate America
      (reduced surrender charge)             44,042     12.96        570,814      1.40%     0.65%      15.16%
   Platinum Investor I & II                 338,156     14.01      4,736,505      1.56%     0.75%      15.05%
   Platinum Investor III                    550,344     12.66      6,969,006      1.51%     0.70%      15.10%
   Platinum Investor IV                      31,945     11.96        382,007      1.28%     0.70%      15.10%
   Platinum Investor FlexDirector            10,914     12.69        138,516      1.35%     0.70%      15.10%
   Platinum Investor PLUS                    36,439     14.17        516,420      1.42%     0.70%      15.10%
   Platinum Investor Survivor                30,051     13.60        408,642      1.75%     0.40%      15.45%
   Platinum Investor Survivor II              7,192     13.89         99,900      1.52%     0.75%      15.05%
Putnam VT International Growth and
   Income Fund - Class IB
   Corporate America
      (reduced surrender charge)              3,545     16.49         58,445      0.68%     0.65%      26.40%
   Platinum Investor I & II                 199,621     18.41      3,675,650      1.06%     0.75%      26.28%
   Platinum Investor III                    223,141     16.32      3,640,803      1.00%     0.70%      26.34%
   Platinum Investor IV                      22,123     14.30        316,258      0.83%     0.70%      26.34%
   Platinum Investor FlexDirector               642     16.19         10,399      0.49%     0.70%      26.34%
   Platinum Investor PLUS                    14,565     19.17        279,276      1.10%     0.70%      26.34%
   Platinum Investor Survivor                33,285     15.95        530,826      1.18%     0.40%      26.72%
   Platinum Investor Survivor II             11,104     20.82        231,128      0.98%     0.75%      26.28%
   Platinum Investor VIP                      8,247     11.97         98,683      0.00%     0.70%      19.66%
Putnam VT Small Cap Value Fund -
   Class IB
   AG Legacy Plus                            16,985     24.50        416,127      0.31%     0.75%      16.42%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                            27,252      6.48        176,650      0.00%     0.75%       4.67%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                            66,699      6.32        421,428      0.11%     0.75%       4.65%

                                    VL-R-80

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)   Return (c)
----------------------------------------------------------------------------------------------------------------
SunAmerica Aggressive Growth Portfolio -
   Class 1
   Platinum Investor I & II                  17,757    $14.05    $   249,429      0.10%     0.75%      12.45%
   Platinum Investor III                     45,746     14.08        644,074      0.11%     0.70%      12.50%
   Platinum Investor IV                       5,114     11.95         61,097      0.11%     0.70%      12.50%
   Platinum Investor PLUS                     9,223     14.95        137,898      0.11%     0.70%      12.50%
   Platinum Investor Survivor                   750     14.28         10,708      0.10%     0.40%      12.84%
   Platinum Investor Survivor II              1,364     14.05         19,155      0.13%     0.75%      12.45%
   Platinum Investor VIP                        748     10.68          7,986      0.15%     0.70%       6.75%
SunAmerica - SunAmerica Balanced
   Portfolio - Class 1
   Platinum Investor I & II                     730     11.93          8,702      2.77%     0.75%      10.04%
   Platinum Investor III                     70,947     11.96        848,269      2.85%     0.70%      10.10%
   Platinum Investor IV                       6,901     11.14         76,869      3.41%     0.70%      10.10%
   Platinum Investor PLUS                    19,626     12.33        242,055      2.84%     0.70%      10.10%
   Platinum Investor Survivor II              2,630     11.93         31,377      2.85%     0.75%      10.04%
   Platinum Investor VIP                      1,770     10.84         19,178      2.71%     0.70%       8.38%
UIF Equity Growth Portfolio -
   Class I Shares
   Platinum Investor I & II                 248,559     12.18      3,028,213      0.00%     0.75%       3.33%
   Platinum Investor III                     88,608      8.19        725,418      0.00%     0.70%       3.38%
   Platinum Investor IV                       3,125     12.27         38,349      0.00%     0.70%       3.38%
   Platinum Investor PLUS                     5,404     13.04         70,451      0.00%     0.70%       3.38%
   Platinum Investor Survivor                23,805      7.85        186,981      0.00%     0.40%       3.69%
   Platinum Investor Survivor II                415     11.50          4,778      0.00%     0.75%       3.33%
UIF High Yield Portfolio -
   Class I Shares
   Platinum Investor I & II                  76,001     12.04        915,380      8.16%     0.75%       7.81%
   Platinum Investor III                     26,657     12.50        333,263      7.57%     0.70%       7.87%
   Platinum Investor IV                       1,701     10.77         18,330      7.40%     0.70%       7.87%
   Platinum Investor FlexDirector             2,593     11.68         30,297      7.69%     0.70%       7.87%
   Platinum Investor PLUS                     3,405     13.96         47,537      7.99%     0.70%       7.87%
   Platinum Investor Survivor                   256     11.80          3,022      5.20%     0.40%       8.19%
   Platinum Investor Survivor II              8,625     13.61        117,419      6.10%     0.75%       7.81%
VALIC Company I International
   Equities Fund
   AG Legacy Plus                             9,194     11.65        107,097      1.25%     0.75%      22.14%
   Platinum Investor I & II                  63,701     14.94        951,862      1.50%     0.75%      22.14%
   Platinum Investor III                     87,669     12.94      1,134,020      1.58%     0.70%      22.20%
   Platinum Investor IV                       4,262     14.14         60,257      2.11%     0.70%      22.20%
   Platinum Investor FlexDirector               695     15.90         11,054      1.72%     0.70%      22.20%
   Platinum Investor PLUS                    11,740     16.94        198,841      1.59%     0.70%      22.20%
   Platinum Investor Survivor                14,503     11.53        167,217      1.62%     0.40%      22.57%
   Platinum Investor Survivor II              1,507     17.59         26,517      1.71%     0.75%      22.14%
   Platinum Investor VIP                      7,289     11.73         85,475      2.93%     0.70%      17.27%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                            19,582     15.64        306,276      0.46%     0.75%       9.15%
   Corporate America                          5,475     17.12         93,748      0.54%     0.35%       9.59%
   Corporate America
      (reduced surrender charge)              4,478     13.72         61,432      0.54%     0.65%       9.26%
   Platinum Investor I & II                 350,008     23.19      8,116,965      0.48%     0.75%       9.15%
   Platinum Investor III                    413,935     15.25      6,312,099      0.48%     0.70%       9.21%
   Platinum Investor IV                      23,308     12.18        283,853      0.65%     0.70%       9.21%
   Platinum Investor FlexDirector               419     13.22          5,539      0.88%     0.70%       9.21%
   Platinum Investor PLUS                    43,892     15.70        689,091      0.51%     0.70%       9.21%
   Platinum Investor Survivor                61,023     17.09      1,042,738      0.49%     0.40%       9.54%
   Platinum Investor Survivor II             35,204     17.11        602,297      0.55%     0.75%       9.15%

                                    VL-R-81

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)   Return (c)
----------------------------------------------------------------------------------------------------------------
VALIC Company I Mid Cap Index Fund -
   Continued
   Platinum Investor VIP                     14,211    $10.36    $   147,222      0.87%     0.70%       3.59%
   Platinum Investor VIP
      (with GMWB rider)                         177     10.31          1,830      0.87%     1.45%       3.08%
VALIC Company I Money Market I Fund
   AG Legacy Plus                            16,295     11.14        181,446      3.96%     0.75%       3.84%
   Corporate America
      (reduced surrender charge)             38,636     10.63        410,658      5.40%     0.65%       3.94%
   Platinum Investor I & II                 681,680     12.27      8,366,230      4.97%     0.75%       3.84%
   Platinum Investor III                  1,178,024     11.06     13,032,151      6.84%     0.70%       3.89%
   Platinum Investor IV                      30,634     10.59        324,280      6.05%     0.70%       3.89%
   Platinum Investor FlexDirector                17     10.61            179    907.96%     0.70%       3.89%
   Platinum Investor PLUS                    34,418     10.63        365,827      3.91%     0.70%       3.89%
   Platinum Investor Survivor               192,818     11.65      2,245,828      5.41%     0.40%       4.20%
   Platinum Investor Survivor II            481,493     10.64      5,124,182      4.48%     0.75%       3.84%
   Platinum Investor VIP                     52,469     10.34        542,527      2.99%     0.70%       3.40%
   Platinum Investor VIP
      (with GMWB rider)                         441     10.29          4,538      2.99%     1.45%       2.88%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                 188,901      5.16        974,283      0.07%     0.75%       5.86%
   Platinum Investor III                    410,245      5.07      2,081,367      0.07%     0.70%       5.92%
   Platinum Investor IV                       3,678     11.26         41,405      0.11%     0.70%       5.92%
   Platinum Investor FlexDirector                95     11.48          1,092      0.09%     0.70%       5.92%
   Platinum Investor PLUS                    17,060     14.55        248,157      0.08%     0.70%       5.92%
   Platinum Investor Survivor                 9,147      5.27         48,208      0.07%     0.40%       6.23%
   Platinum Investor Survivor II             71,610     10.93        782,789      0.09%     0.75%       5.86%
   Platinum Investor VIP                        880     10.42          9,173      0.15%     0.70%       4.20%
VALIC Company I Science &
   Technology Fund
   Platinum Investor I & II                  57,061      4.26        242,800      0.00%     0.75%       5.06%
   Platinum Investor III                    195,015      4.22        823,789      0.00%     0.70%       5.11%
   Platinum Investor IV                       2,904     11.17         32,430      0.00%     0.70%       5.11%
   Platinum Investor FlexDirector               106     10.74          1,140      0.00%     0.70%       5.11%
   Platinum Investor PLUS                     3,788     13.09         49,595      0.00%     0.70%       5.11%
   Platinum Investor Survivor                11,405      4.35         49,586      0.00%     0.40%       5.43%
   Platinum Investor Survivor II              2,616      9.82         25,682      0.00%     0.75%       5.06%
   Platinum Investor VIP                        338     10.27          3,471      0.00%     0.70%       2.70%
VALIC Company I Small Cap Index Fund
   Corporate America                             --     16.45             --      0.65%     0.35%      17.65%
   Corporate America
      (reduced surrender charge)              2,443     13.88         33,899      0.65%     0.65%       1.02%
   Platinum Investor I & II                 126,100     16.05      2,024,385      0.37%     0.75%      17.18%
   Platinum Investor III                    213,978     15.82      3,385,593      0.36%     0.70%      17.24%
   Platinum Investor IV                      20,793     12.46        259,100      0.50%     0.70%      17.24%
   Platinum Investor FlexDirector               952     13.32         12,683      0.66%     0.70%      17.24%
   Platinum Investor PLUS                    28,524     16.73        477,336      0.39%     0.70%      17.24%
   Platinum Investor Survivor                11,854     16.40        194,454      0.38%     0.40%      17.59%
   Platinum Investor Survivor II              8,722     17.98        156,826      0.47%     0.75%      17.18%
   Platinum Investor VIP                     12,113     10.78        130,611      0.69%     0.70%       7.83%
   Platinum Investor VIP
      (with GMWB rider)                         169     10.73          1,815      0.69%     1.45%       7.29%
VALIC Company I Stock Index Fund
   AG Legacy Plus                            76,604      9.92        760,082      0.83%     0.75%      14.55%
   Corporate America                          6,614     10.02         66,268      0.98%     0.35%      15.01%
   Corporate America
      (reduced surrender charge)              8,011     12.89        103,293      0.98%     0.65%      14.66%
   Platinum Investor I & II               1,139,545     13.60     15,492,256      0.83%     0.75%      14.55%
   Platinum Investor III                  1,326,823     10.30     13,664,729      0.75%     0.70%      14.61%

                                    VL-R-82

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)   Return (c)
----------------------------------------------------------------------------------------------------------------
VALIC Company I Stock Index Fund -
   Continued
   Platinum Investor IV                      44,725    $11.95    $   534,307      1.23%     0.70%      14.61%
   Platinum Investor FlexDirector            10,337     12.55        129,718      0.96%     0.70%      14.61%
   Platinum Investor PLUS                   109,880     14.11      1,550,729      0.88%     0.70%      14.61%
   Platinum Investor Survivor               261,843     10.00      2,617,693      0.72%     0.40%      14.95%
   Platinum Investor Survivor II             47,924     13.12        628,916      1.03%     0.75%      14.55%
   Platinum Investor VIP                      6,880     11.09         76,321      1.53%     0.70%      10.94%
Van Kampen LIT Government Portfolio -
   Class I
   AG Legacy Plus                             9,986     13.60        135,776      4.69%     0.75%       2.57%
Van Kampen LIT Growth and Income
   Portfolio - Class I
   Platinum Investor I & II                 181,624     15.03      2,729,972      1.03%     0.75%      15.37%
   Platinum Investor III                    501,127     15.07      7,549,952      0.98%     0.70%      15.43%
   Platinum Investor IV                      36,800     12.54        461,468      0.87%     0.70%      15.43%
   Platinum Investor FlexDirector             1,089     13.65         14,856      1.41%     0.70%      15.43%
   Platinum Investor PLUS                    23,855     15.35        366,194      1.06%     0.70%      15.43%
   Platinum Investor Survivor                34,840     15.28        532,301      0.90%     0.40%      15.77%
   Platinum Investor Survivor II             24,347     15.03        365,949      1.43%     0.75%      15.37%
   Platinum Investor VIP                      6,879     11.26         77,444      0.00%     0.70%      12.58%
Van Kampen LIT Strategic Growth
   Portfolio - Class I *
   AG Legacy Plus                            11,018      5.20         57,242      0.00%     0.75%       2.09%
Vanguard VIF High Yield Bond Portfolio
   Corporate America
      (reduced surrender charge)              6,015     11.33         68,129      3.16%     0.65%       7.57%
   Platinum Investor I & II                  62,165     13.99        869,391      7.62%     0.75%       7.46%
   Platinum Investor III                    216,582     14.11      3,055,522      7.69%     0.70%       7.52%
   Platinum Investor IV                      24,390     10.90        265,743      5.81%     0.70%       7.52%
   Platinum Investor FlexDirector               121     11.69          1,416      9.62%     0.70%       7.52%
   Platinum Investor PLUS                    28,223     13.57        382,889      7.12%     0.70%       7.52%
   Platinum Investor Survivor                25,443     14.29        363,576      6.34%     0.40%       7.84%
   Platinum Investor Survivor II              8,739     13.87        121,186      5.56%     0.75%       7.46%
   Platinum Investor VIP                      5,014     10.60         53,164      0.00%     0.70%       6.03%
   Platinum Investor VIP
      (with GMWB rider)                           2     10.55             21      0.00%     1.45%       5.50%
Vanguard VIF REIT Index Portfolio
   Corporate America                            668     33.12         22,132      1.09%     0.35%      34.46%
   Corporate America
      (reduced surrender charge)              6,565     17.25        113,228      1.09%     0.65%      34.06%
   Platinum Investor I & II                 103,667     32.32      3,350,190      1.98%     0.75%      33.92%
   Platinum Investor III                    293,212     32.36      9,488,562      1.95%     0.70%      33.99%
   Platinum Investor IV                      52,457     15.48        811,986      1.70%     0.70%      33.99%
   Platinum Investor FlexDirector             5,996     18.01        107,994      2.01%     0.70%      33.99%
   Platinum Investor PLUS                    64,510     24.34      1,570,440      1.80%     0.70%      33.99%
   Platinum Investor Survivor                20,454     33.02        675,402      2.23%     0.40%      34.39%
   Platinum Investor Survivor II             26,865     28.16        756,516      1.96%     0.75%      33.92%
   Platinum Investor VIP                     18,069     12.15        219,598      0.00%     0.70%      21.54%
   Platinum Investor VIP
      (with GMWB rider)                         515     12.09          6,223      0.00%     1.45%      20.93%

                                    VL-R-83

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                           Investment
                                                                             Income     Expense      Total
Divisions                                  Units   Unit Value  Net Assets   Ratio (a)   Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund -
   Series I
   AG Legacy Plus                          32,768    $ 9.41    $  308,334     0.74%       0.75%      17.05%
   Corporate America                        4,331      9.15        39,611     0.62%       0.35%      17.52%
   Corporate America (reduced surrender
      charge)                               1,888     13.67        25,808     0.62%       0.65%      17.17%
   Platinum Investor I & II               303,611     13.02     3,953,631     0.64%       0.75%      17.05%
   Platinum Investor III                  242,577     10.94     2,653,921     0.57%       0.70%      17.11%
   Platinum Investor IV                    10,946     11.63       127,267     1.11%       0.70%      16.27%
   Platinum Investor FlexDirector              82     13.42         1,100     1.25%       0.70%      17.11%
   Platinum Investor PLUS                  15,378     15.14       232,771     0.78%       0.70%      17.11%
   Platinum Investor Survivor              49,996      9.13       456,490     0.57%       0.40%      17.46%
   Platinum Investor Survivor II            2,093     15.85        33,174     0.16%       0.75%      17.05%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                        5,660      6.57        37,172     0.84%       0.35%       5.29%
   Platinum Investor I & II               763,942     10.42     7,961,692     0.81%       0.75%       4.87%
   Platinum Investor III                  483,611      7.75     3,749,782     0.84%       0.70%       4.92%
   Platinum Investor IV                     6,207     10.54        65,390     1.48%       0.70%       5.36%
   Platinum Investor FlexDirector             389     10.70         4,164     0.56%       0.70%       4.92%
   Platinum Investor PLUS                  19,332     11.25       217,528     0.90%       0.70%       4.92%
   Platinum Investor Survivor             108,351      6.56       710,371     0.82%       0.40%       5.23%
   Platinum Investor Survivor II            8,346      9.69        80,911     0.91%       0.75%       4.87%
Alger American Leveraged AllCap
   Portfolio - Class O Shares
   Platinum Investor I & II                 7,478     14.69       109,883     0.00%       0.75%      13.59%
   Platinum Investor III                   48,147     14.71       708,454     0.00%       0.70%      13.65%
   Platinum Investor IV                     5,386     11.58        62,390     0.00%       0.70%      15.84%
   Platinum Investor FlexDirector              87     11.60         1,008     0.00%       0.70%      13.65%
   Platinum Investor PLUS                  11,227     14.71       165,196     0.00%       0.70%      13.65%
   Platinum Investor Survivor                 158     14.83         2,338     0.00%       0.40%      13.99%
   Platinum Investor Survivor II              193     14.69         2,842     0.00%       0.75%      13.59%
Alger American MidCap Growth Portfolio -
   Class O Shares
   Corporate America (reduced surrender
      charge)                               1,173     12.43        14,580     0.00%       0.65%       9.11%
   Platinum Investor I & II                 8,794     16.60       145,966     0.00%       0.75%       9.01%
   Platinum Investor III                   59,995     16.62       997,163     0.00%       0.70%       9.06%
   Platinum Investor IV                     4,283     11.00        47,112     0.00%       0.70%      10.00%
   Platinum Investor FlexDirector           6,595     11.60        76,513     0.00%       0.70%       9.06%
   Platinum Investor PLUS                   8,153     16.62       135,516     0.00%       0.70%       9.06%
   Platinum Investor Survivor                 945     16.75        15,837     0.00%       0.40%       9.39%
   Platinum Investor Survivor II            2,178     16.60        36,145     0.00%       0.75%       9.01%
American Century VP Value Fund - Class I
   AG Legacy Plus                          29,373     17.55       515,430     0.91%       0.75%       4.25%
   Corporate America                        2,515     16.18        40,705     0.53%       0.35%       4.67%
   Corporate America (reduced surrender
      charge)                               7,554     11.21        84,683     0.53%       0.65%       4.35%
   Platinum Investor I & II               263,440     15.85     4,176,032     0.88%       0.75%       4.25%
   Platinum Investor III                  503,096     15.77     7,932,245     0.77%       0.70%       4.30%
   Platinum Investor IV                    24,188     10.37       250,785     0.00%       0.70%       3.68%
   Platinum Investor FlexDirector              47     11.29           530     0.76%       0.70%       4.30%
   Platinum Investor PLUS                  54,262     13.36       724,814     0.81%       0.70%       4.30%
   Platinum Investor Survivor              22,479     16.14       362,826     0.65%       0.40%       4.62%
   Platinum Investor Survivor II           61,884     13.96       864,131     0.88%       0.75%       4.25%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                38,413      7.90       303,486     0.00%       0.75%      -3.40%
   Platinum Investor III                  122,544      7.74       948,802     0.00%       0.70%      -3.36%

                                     VL-R-84

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------
Credit Suisse Small Cap Growth Portfolio
   - Continued
   Platinum Investor IV                       2,716    $ 9.89    $    26,872     0.00%       0.70%      -1.07%
   Platinum Investor FlexDirector             5,715      9.79         55,969     0.00%       0.70%      -3.36%
   Platinum Investor PLUS                    10,800     12.36        133,478     0.00%       0.70%      -3.36%
   Platinum Investor Survivor                 3,169      8.04         25,490     0.00%       0.40%      -3.07%
   Platinum Investor Survivor II              1,787     11.71         20,923     0.00%       0.75%      -3.40%
Dreyfus IP MidCap Stock Portfolio -
   Initial Shares
   Platinum Investor I & II                  77,491     13.17      1,020,785     0.04%       0.75%       8.36%
   Platinum Investor III                    226,387     12.96      2,934,707     0.03%       0.70%       8.41%
   Platinum Investor IV                       4,649     10.88         50,588     0.00%       0.70%       8.81%
   Platinum Investor FlexDirector                 1     11.78             12     0.00%       0.70%       8.41%
   Platinum Investor PLUS                    20,845     13.61        283,805     0.03%       0.70%       8.41%
   Platinum Investor Survivor                14,773     13.41        198,157     0.03%       0.40%       8.74%
   Platinum Investor Survivor II              8,917     14.91        132,916     0.03%       0.75%       8.36%
Dreyfus VIF Developing Leaders Portfolio
   - Initial Shares
   Corporate America                          5,611     12.14         68,140     0.00%       0.35%       5.43%
   Corporate America (reduced surrender
      charge)                                   829     11.39          9,438     0.00%       0.65%       5.12%
   Platinum Investor I & II                 352,535     14.61      5,151,944     0.00%       0.75%       5.01%
   Platinum Investor III                    448,236     11.26      5,049,247     0.00%       0.70%       5.06%
   Platinum Investor IV                       4,825     10.72         51,735     0.00%       0.70%       7.22%
   Platinum Investor FlexDirector               503     10.68          5,372     0.00%       0.70%       5.06%
   Platinum Investor PLUS                    32,044     12.16        389,665     0.00%       0.70%       5.06%
   Platinum Investor Survivor                60,276     12.12        730,742     0.00%       0.40%       5.38%
   Platinum Investor Survivor II             31,277     13.21        413,095     0.00%       0.75%       5.01%
Dreyfus VIF Quality Bond Portfolio -
   Initial Shares
   Corporate America                          2,486     13.64         33,915     3.56%       0.35%       2.12%
   Corporate America (reduced surrender
      charge)                                 4,157     10.41         43,253     3.56%       0.65%       1.82%
   Platinum Investor I & II                 295,506     13.56      4,006,889     3.56%       0.75%       1.71%
   Platinum Investor III                    259,417     12.85      3,333,169     3.74%       0.70%       1.77%
   Platinum Investor IV                       7,153     10.09         72,187     2.51%       0.70%       0.92%
   Platinum Investor PLUS                    21,599     11.39        246,034     3.61%       0.70%       1.77%
   Platinum Investor Survivor                18,197     13.62        247,796     3.28%       0.40%       2.07%
   Platinum Investor Survivor II              9,733     11.43        111,254     3.54%       0.75%       1.71%
Fidelity VIP Asset Manager Portfolio -
   Service Class 2
   AG Legacy Plus                            17,804     11.01        196,081     2.63%       0.75%       3.01%
   Platinum Investor I & II                 172,041     10.48      1,803,598     2.65%       0.75%       3.01%
   Platinum Investor III                    248,098     10.47      2,596,756     2.24%       0.70%       3.06%
   Platinum Investor IV                       3,301     10.30         34,007     0.00%       0.70%       3.01%
   Platinum Investor FlexDirector               729     10.47          7,634     0.00%       0.70%       3.06%
   Platinum Investor PLUS                    24,645     11.97        294,879     2.20%       0.70%       3.06%
   Platinum Investor Survivor                10,120     10.67        108,029     2.38%       0.40%       3.37%
   Platinum Investor Survivor II             12,871     11.68        150,292     2.21%       0.75%       3.01%
Fidelity VIP Contrafund Portfolio -
   Service Class 2
   AG Legacy Plus                            41,343     14.36        593,539     0.12%       0.75%      15.78%
   Corporate America                          2,464     12.85         31,663     0.09%       0.35%      16.24%
   Corporate America (reduced surrender
      charge)                                 4,208     12.76         53,697     0.09%       0.65%      15.89%
   Platinum Investor I & II                 433,714     12.59      5,458,933     0.13%       0.75%      15.78%
   Platinum Investor III                  1,174,986     12.43     14,603,155     0.12%       0.70%      15.84%
   Platinum Investor IV                      34,820     11.46        398,996     0.00%       0.70%      14.59%
   Platinum Investor FlexDirector             5,556     12.69         70,488     0.04%       0.70%      15.84%
   Platinum Investor PLUS                   141,910     14.87      2,110,564     0.10%       0.70%      15.84%

                                     VL-R-85

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio -
   Service Class 2 - Continued
   Platinum Investor Survivor                89,331    $12.82    $ 1,144,849      0.12%      0.40%      16.18%
   Platinum Investor Survivor II             58,221     15.67        912,410      0.12%      0.75%      15.78%
Fidelity VIP Equity-Income Portfolio -
   Service Class 2
   AG Legacy Plus                            57,321     11.55        662,077      1.48%      0.75%       4.78%
   Corporate America                          4,719     11.92         56,248      1.58%      0.35%       5.20%
   Corporate America (reduced surrender
      charge)                                13,635     11.34        154,584      1.58%      0.65%       4.89%
   Platinum Investor I & II                 298,694     11.68      3,487,648      1.57%      0.75%       4.78%
   Platinum Investor III                    849,719     11.70      9,940,258      1.25%      0.70%       4.84%
   Platinum Investor IV                      20,666     10.47        216,404      0.00%      0.70%       4.72%
   Platinum Investor FlexDirector             1,283     11.14         14,285      0.78%      0.70%       4.84%
   Platinum Investor PLUS                    72,117     12.60        908,410      1.23%      0.70%       4.84%
   Platinum Investor Survivor                87,502     11.89      1,040,329      1.61%      0.40%       5.15%
   Platinum Investor Survivor II             58,352     12.77        745,340      1.35%      0.75%       4.78%
Fidelity VIP Growth Portfolio - Service
   Class 2
   AG Legacy Plus                            26,555      8.50        225,771      0.27%      0.75%       4.72%
   Corporate America                             --      7.26             --      0.22%      0.35%       5.13%
   Corporate America (reduced surrender
      charge)                                 8,299     11.22         93,130      0.22%      0.65%       4.82%
   Platinum Investor I & II                 229,431      7.11      1,631,987      0.33%      0.75%       4.72%
   Platinum Investor III                  1,144,468      7.05      8,071,149      0.25%      0.70%       4.77%
   Platinum Investor IV                      17,717     10.62        188,184      0.00%      0.70%       6.22%
   Platinum Investor FlexDirector             4,788     10.21         48,901      0.33%      0.70%       4.77%
   Platinum Investor PLUS                   103,309     11.35      1,172,519      0.24%      0.70%       4.77%
   Platinum Investor Survivor                66,757      7.24        483,521      0.28%      0.40%       5.08%
   Platinum Investor Survivor II             41,498     10.09        418,570      0.20%      0.75%       4.72%
Fidelity VIP Mid Cap Portfolio - Service
   Class 2
   Corporate America (reduced surrender
      charge)                                12,662     13.49        170,834      0.00%      0.65%      17.25%
   Platinum Investor I & II                   9,968     20.29        202,196      0.00%      0.75%      17.14%
   Platinum Investor III                    188,760     20.31      3,834,116      0.00%      0.70%      17.19%
   Platinum Investor IV                      15,896     11.54        183,376      0.00%      0.70%      15.36%
   Platinum Investor FlexDirector               523     13.58          7,105      0.00%      0.70%      17.19%
   Platinum Investor PLUS                    10,265     20.31        208,499      0.00%      0.70%      17.19%
   Platinum Investor Survivor                13,668     20.48        279,857      0.00%      0.40%      17.55%
   Platinum Investor Survivor II              6,476     20.29        131,373      0.00%      0.75%      17.14%
Franklin Templeton Franklin Small Cap
   Value Securities Fund - Class 2
   Corporate America (reduced surrender
      charge)                                 3,208     12.20         39,130      0.24%      0.65%       8.06%
   Platinum Investor I & II                  14,598     17.60        256,872      1.00%      0.75%       7.96%
   Platinum Investor III                    180,608     17.62      3,182,234      1.09%      0.70%       8.01%
   Platinum Investor IV                      15,977     10.69        170,753      0.31%      0.70%       6.87%
   Platinum Investor FlexDirector               297     12.59          3,742      0.50%      0.70%       8.01%
   Platinum Investor PLUS                    22,076     17.62        388,964      0.77%      0.70%       8.01%
   Platinum Investor Survivor                15,477     17.76        274,888      1.40%      0.40%       8.33%
   Platinum Investor Survivor II              8,288     17.60        145,839      2.06%      0.75%       7.96%
Franklin Templeton Franklin Small-Mid
   Cap Growth Securities Fund -
      Class 2 *
   AG Legacy Plus                            18,250      7.29        133,093      0.00%      0.75%       4.01%
Franklin Templeton Franklin U.S.
   Government Fund - Class 2
   Platinum Investor I & II                  28,583     11.57        330,815     12.95%      0.75%       1.64%
   Platinum Investor III                  1,055,949     11.60     12,246,014      4.54%      0.70%       1.69%
   Platinum Investor IV                       4,565     10.11         46,137      1.46%      0.70%       1.07%
   Platinum Investor PLUS                    40,074     11.22        449,553      4.28%      0.70%       1.69%
   Plantinum Investor Survivor                9,591     11.74        112,573     10.64%      0.40%       2.00%

                                     VL-R-86

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                  Investment
                                                                                    Income     Expense      Total
Divisions                                         Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------------
Franklin Templeton Franklin U.S. Government
   Fund - Class 2 - Continued
   Platinum Investor Survivor II                  16,286    $11.57    $  188,498     8.18%      0.75%       1.64%
Franklin Templeton Mutual Shares Securities
   Fund - Class 2
   Platinum Investor I & II                      100,052     13.35     1,335,396     1.14%      0.75%       9.73%
   Platinum Investor III                         551,644     13.37     7,377,455     0.88%      0.70%       9.79%
   Platinum Investor IV                            9,575     10.94       104,772     0.51%      0.70%       9.42%
   Platinum Investor FlexDirector                  3,626     11.78        42,710     1.46%      0.70%       9.79%
   Platinum Investor PLUS                         30,917     13.15       406,562     0.86%      0.70%       9.79%
   Platinum Investor Survivor                      2,657     13.53        35,958     0.69%      0.40%      10.11%
   Platinum Investor Survivor II                   5,450     13.35        72,744     1.41%      0.75%       9.73%
Franklin Templeton Templeton Foreign
   Securities Fund - Class 2
   AG Legacy Plus                                 17,097     10.85       185,470     1.12%      0.75%       9.35%
   Platinum Investor I & II                       92,614     13.58     1,257,319     1.17%      0.75%       9.35%
   Platinum Investor III                         633,011     13.60     8,610,818     1.10%      0.70%       9.40%
   Platinum Investor IV                           13,779     10.86       149,627     0.31%      0.70%       8.59%
   Platinum Investor FlexDirector                  1,842     12.15        22,381     1.41%      0.70%       9.40%
   Platinum Investor PLUS                         26,178     13.15       344,295     1.12%      0.70%       9.40%
   Platinum Investor Survivor                      5,751     13.77        79,176     0.48%      0.40%       9.73%
   Platinum Investor Survivor II                  53,115     13.58       721,076     0.99%      0.75%       9.35%
Goldman Sachs VIT Capital Growth Fund -
   Institutional Shares
   Platinum Investor I & II                       13,281      9.46       125,593     0.15%      0.75%       2.17%
   Platinum Investor III                          12,698      9.48       120,387     0.14%      0.70%       2.23%
   Platinum Investor PLUS                            112     11.58         1,294     0.15%      0.70%       2.23%
   Platinum Investor Survivor                    667,804      9.63     6,428,556     0.15%      0.40%       2.53%
   Platinum Investor Survivor II                 170,190     10.05     1,710,032     0.14%      0.75%       2.17%
Janus Aspen International Growth Portfolio -
   Service Shares
   Corporate America                                  --     10.55            --     1.45%      0.35%      31.48%
   Platinum Investor I & II                      117,254     10.33     1,211,612     1.05%      0.75%      30.96%
   Platinum Investor III                         259,706     10.27     2,666,639     1.01%      0.70%      31.02%
   Platinum Investor IV                           10,054     12.91       129,774     1.05%      0.70%      29.07%
   Platinum Investor FlexDirector                 14,209     14.25       202,421     1.04%      0.70%      31.02%
   Platinum Investor PLUS                         21,316     16.45       350,743     0.92%      0.70%      31.02%
   Platinum Investor Survivor                     37,349     10.52       392,972     1.12%      0.40%      31.41%
   Platinum Investor Survivor II                   6,116     16.24        99,349     1.05%      0.75%      30.96%
Janus Aspen Mid Cap Growth Portfolio -
   Service Shares
   Corporate America                                 316      6.03         1,902     0.00%      0.35%      11.64%
   Platinum Investor I & II                       75,195      5.90       443,960     0.00%      0.75%      11.19%
   Platinum Investor III                         390,008      5.76     2,247,637     0.00%      0.70%      11.25%
   Platinum Investor IV                            1,687     11.18        18,865     0.00%      0.70%      11.83%
   Platinum Investor PLUS                         10,625     15.06       160,004     0.00%      0.70%      11.25%
   Platinum Investor Survivor                      8,892      6.01        53,459     0.00%      0.40%      11.58%
   Platinum Investor Survivor II                   2,532     13.44        34,013     0.00%      0.75%      11.19%
Janus Aspen Worldwide Growth Portfolio -
   Service Shares
   Corporate America                               2,714      6.95        18,860     1.51%      0.35%       5.20%
   Corporate America (reduced surrender charge)    4,150     11.56        47,979     1.51%      0.65%       4.89%
   Platinum Investor I & II                      108,684      6.81       739,710     1.15%      0.75%       4.78%
   Platinum Investor III                         374,289      6.75     2,526,992     1.19%      0.70%       4.83%
   Platinum Investor IV                            5,045     10.54        53,177     1.27%      0.70%       5.40%
   Platinum Investor PLUS                         15,036     10.78       162,111     1.26%      0.70%       4.83%
   Platinum Investor Survivor                     25,941      6.93       179,779     1.23%      0.40%       5.15%
   Platinum Investor Survivor II                  25,510     10.32       263,280     0.88%      0.75%       4.78%

                                    VL-R-87

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                  Investment
                                                                                    Income     Expense      Total
Divisions                                         Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                        6,830    $16.11    $  110,019     0.26%      0.75%       8.40%
   Platinum Investor III                         200,737     16.13     3,237,786     0.29%      0.70%       8.45%
   Platinum Investor IV                           10,108     10.69       108,048     0.01%      0.70%       6.90%
   Platinum Investor PLUS                          8,871     16.13       143,086     0.17%      0.70%       8.45%
   Platinum Investor Survivor                     15,861     16.26       257,881     0.34%      0.40%       8.78%
   Platinum Investor Survivor II                  10,417     16.11       167,797     0.58%      0.75%       8.40%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                       49,513     11.71       579,930     0.00%      0.75%       2.65%
   Platinum Investor III                         100,496     11.53     1,158,901     0.00%      0.70%       2.70%
   Platinum Investor IV                            3,551     10.48        37,209     0.00%      0.70%       4.78%
   Platinum Investor FlexDirector                     59     12.44           739     0.00%      0.70%       2.70%
   Platinum Investor PLUS                          9,456     14.36       135,771     0.00%      0.70%       2.70%
   Platinum Investor Survivor                      1,678     11.93        20,009     0.00%      0.40%       3.00%
   Platinum Investor Survivor II                   4,940     15.05        74,351     0.00%      0.75%       2.65%
MFS VIT Capital Opportunities Series - Initial
   Class
   Corporate America                                  61      6.88           420     0.00%      0.35%       1.33%
   Platinum Investor I & II                      102,935      6.74       693,317     0.73%      0.75%       0.93%
   Platinum Investor III                         402,031      6.80     2,734,163     0.73%      0.70%       0.98%
   Platinum Investor IV                            3,161     10.35        32,714     0.05%      0.70%       3.51%
   Platinum Investor FlexDirector                    343     10.68         3,664     0.50%      0.70%       0.98%
   Platinum Investor PLUS                         41,777     11.46       478,568     0.72%      0.70%       0.98%
   Platinum Investor Survivor                     32,045      6.86       219,779     0.78%      0.40%       1.28%
   Platinum Investor Survivor II                   3,440     10.43        35,883     0.73%      0.75%       0.93%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                  9,979     11.62       115,986     0.00%      0.75%       8.38%
   Corporate America                                  --      5.38            --     0.00%      0.35%       8.81%
   Corporate America (reduced surrender charge)    1,688     12.34        20,834     0.00%      0.65%       8.48%
   Platinum Investor I & II                      633,175     11.32     7,165,076     0.00%      0.75%       8.38%
   Platinum Investor III                         679,181      5.99     4,071,476     0.00%      0.70%       8.43%
   Platinum Investor IV                            4,405     11.14        49,067     0.00%      0.70%      11.38%
   Platinum Investor FlexDirector                    331     11.41         3,773     0.00%      0.70%       8.43%
   Platinum Investor PLUS                         37,583     12.62       474,425     0.00%      0.70%       8.43%
   Platinum Investor Survivor                    116,222      5.38       624,792     0.00%      0.40%       8.76%
   Platinum Investor Survivor II                   3,808     10.85        41,330     0.00%      0.75%       8.38%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                 19,993      8.18       163,457     0.00%      0.75%       4.46%
   Corporate America                               2,497      8.94        22,327     0.00%      0.35%       4.88%
   Platinum Investor I & II                       70,119      8.76       614,070     0.00%      0.75%       4.46%
   Platinum Investor III                         282,484      8.58     2,424,535     0.00%      0.70%       4.51%
   Platinum Investor IV                            3,830     10.76        41,230     0.00%      0.70%       7.64%
   Platinum Investor FlexDirector                    409     10.40         4,250     0.00%      0.70%       4.51%
   Platinum Investor PLUS                         20,194     11.66       235,469     0.00%      0.70%       4.51%
   Platinum Investor Survivor                     11,787      8.92       105,111     0.00%      0.40%       4.83%
   Platinum Investor Survivor II                   8,801     11.23        98,842     0.00%      0.75%       4.46%
MFS VIT Research Series - Initial Class
   Corporate America                                  --      8.19            --     0.99%      0.35%       7.42%
   Corporate America (reduced surrender charge)       --     12.05            --     0.99%      0.65%       7.10%
   Platinum Investor I & II                       42,324      8.02       339,466     0.46%      0.75%       7.00%
   Platinum Investor III                         179,928      7.99     1,438,273     0.45%      0.70%       7.05%
   Platinum Investor IV                            2,508     10.67        26,765     0.00%      0.70%       6.72%

                                 VL-R-88

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                  Investment
                                                                                    Income     Expense      Total
Divisions                                         Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------------
MFS VIT Research Series - Initial Class -
   Continued
   Platinum Investor FlexDirector                    202    $11.52    $    2,326     0.31%      0.70%       7.05%
   Platinum Investor PLUS                          8,867     12.63       112,031     0.45%      0.70%       7.05%
   Platinum Investor Survivor                      9,890      8.17        80,775     0.49%      0.40%       7.37%
   Platinum Investor Survivor II                   6,637     11.76        78,081     0.41%      0.75%       7.00%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                129,022      6.36       820,117     2.12%      0.75%       2.05%
Neuberger Berman AMT Mid-Cap Growth Portfolio -
   Class I
   Corporate America                                  --      7.37            --     0.00%      0.35%      13.34%
   Corporate America (reduced surrender charge)      957     12.83        12,280     0.00%      0.65%      13.01%
   Platinum Investor I & II                       59,320      7.22       428,152     0.00%      0.75%      12.89%
   Platinum Investor III                         312,523      7.10     2,219,037     0.00%      0.70%      12.95%
   Platinum Investor IV                            4,230     11.30        47,791     0.00%      0.70%      12.98%
   Platinum Investor FlexDirector                    536     12.49         6,690     0.00%      0.70%      12.95%
   Platinum Investor PLUS                         38,696     13.24       512,286     0.00%      0.70%      12.95%
   Platinum Investor Survivor                     27,509      7.35       202,176     0.00%      0.40%      13.29%
   Platinum Investor Survivor II                  10,134     12.14       123,066     0.00%      0.75%      12.89%
Neuberger Berman AMT Partners Portfolio -
   Class I
   AG Legacy Plus                                  8,341     13.28       110,794     0.63%      0.75%      17.17%
Oppenheimer Balanced Fund/VA - Non-Service
   Shares
   Platinum Investor I & II                       12,083     13.38       161,680     1.82%      0.75%       3.11%
   Platinum Investor III                          39,564     13.40       530,087     1.64%      0.70%       3.17%
   Platinum Investor IV                           13,581     10.24       139,032     0.00%      0.70%       2.37%
   Platinum Investor FlexDirector                     33     10.92           355     0.00%      0.70%       3.17%
   Platinum Investor PLUS                          4,273     13.40        57,255     0.64%      0.70%       3.17%
   Platinum Investor Survivor                        433     13.51         5,853    15.63%      0.40%       3.48%
   Platinum Investor Survivor II                   4,026     13.38        53,866     1.66%      0.75%       3.11%
Oppenheimer Global Securities Fund/VA -
   Non-Service Shares
   Platinum Investor I & II                       12,012     19.08       229,194     1.55%      0.75%      13.46%
   Platinum Investor III                          89,885     19.11     1,717,343     0.82%      0.70%      13.51%
   Platinum Investor IV                           14,555     11.60       168,845     0.00%      0.70%      16.01%
   Platinum Investor FlexDirector                     10     12.68           132     0.32%      0.70%      13.51%
   Platinum Investor PLUS                          8,797     19.11       168,068     0.81%      0.70%      13.51%
   Platinum Investor Survivor                      4,782     19.26        92,101     0.64%      0.40%      13.85%
   Platinum Investor Survivor II                   3,411     19.08        65,075     1.05%      0.75%      13.46%
Oppenheimer High Income Fund/VA - Non-Service
   Shares
   AG Legacy Plus                                  8,291     12.71       105,365     6.07%      0.75%       1.55%
PIMCO VIT Real Return Portfolio -
   Administrative Class
   AG Legacy Plus                                 39,631     14.19       562,357     2.58%      0.75%       1.33%
   Corporate America                               2,227     15.78        35,144     2.82%      0.35%       1.74%
   Corporate America (reduced surrender charge)    5,843     10.46        61,112     2.82%      0.65%       1.43%
   Platinum Investor I & II                      169,980     15.46     2,627,400     2.82%      0.75%       1.33%
   Platinum Investor III                         472,070     15.53     7,330,772     2.58%      0.70%       1.38%
   Platinum Investor IV                           13,415     10.03       134,583     2.25%      0.70%       0.32%
   Platinum Investor FlexDirector                    552     10.52         5,813     2.37%      0.70%       1.38%
   Platinum Investor PLUS                         34,717     13.11       455,156     2.82%      0.70%       1.38%
   Platinum Investor Survivor                     50,322     15.74       792,015     2.53%      0.40%       1.69%
   Platinum Investor Survivor II                  25,695     13.28       341,190     2.44%      0.75%       1.33%
PIMCO VIT Short-Term Portfolio -
   Administrative Class
   Corporate America                               1,293     11.54        14,927     2.65%      0.35%       2.14%
   Platinum Investor I & II                      102,222     11.31     1,155,888     2.02%      0.75%       1.74%

                                 VL-R-89

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                     Investment
                                                                                       Income     Expense      Total
Divisions                                          Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
----------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative
   Class - Continued
   Platinum Investor III                           222,854    $11.33    $ 2,524,319      2.79%     0.70%       1.79%
   Platinum Investor IV                             12,215     10.16        124,159      2.60%     0.70%       1.64%
   Platinum Investor FlexDirector                    6,204     10.22         63,427      3.13%     0.70%       1.79%
   Platinum Investor PLUS                           27,436     10.54        289,255      2.63%     0.70%       1.79%
   Platinum Investor Survivor                       32,107     11.51        369,672      2.64%     0.40%       2.09%
   Platinum Investor Survivor II                    29,438     10.63        313,034      2.73%     0.75%       1.74%
PIMCO VIT Total Return Portfolio -
   Administrative Class
   AG Legacy Plus                                   41,035     12.64        518,568     3.37%      0.75%       1.69%
   Corporate America                                     -     13.52              -     3.42%      0.35%       2.09%
   Corporate America (reduced surrender charge)      4,324     10.26         44,383     3.42%      0.65%       1.79%
   Platinum Investor I & II                        304,679     13.24      4,034,932     3.53%      0.75%       1.69%
   Platinum Investor III                         1,208,514     13.32     16,098,999     4.27%      0.70%       1.74%
   Platinum Investor IV                             22,535     10.12        228,029     2.96%      0.70%       1.19%
   Platinum Investor FlexDirector                    9,165     10.42         95,488     3.74%      0.70%       1.74%
   Platinum Investor PLUS                           67,040     11.61        778,460     3.52%      0.70%       1.74%
   Platinum Investor Survivor                       97,859     13.48      1,319,594     4.43%      0.40%       2.04%
   Platinum Investor Survivor II                    93,995     11.71      1,101,055     4.68%      0.75%       1.69%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                        217,065     10.77      2,337,632     1.32%      0.75%       5.38%
   Platinum Investor III                            54,104     10.77        582,964     1.29%      0.70%       5.43%
   Platinum Investor PLUS                            1,048     10.77         11,287     1.32%      0.70%       5.43%
   Platinum Investor Survivor                       27,282     10.81        294,897     1.32%      0.40%       5.75%
   Platinum Investor Survivor II                       558     10.77          6,012     1.57%      0.75%       5.38%
Pioneer Growth Opportunities VCT Portfolio -
   Class I
   Corporate America                                 3,402     10.93         37,194     0.00%      0.35%       6.31%
   Platinum Investor I & II                        309,209     10.89      3,366,299     0.00%      0.75%       5.89%
   Platinum Investor III                           135,246     10.89      1,473,170     0.00%      0.70%       5.94%
   Platinum Investor PLUS                            5,652     10.89         61,565     0.00%      0.70%       5.94%
   Platinum Investor Survivor                       11,323     10.93        123,729     0.00%      0.40%       6.26%
   Platinum Investor Survivor II                    19,598     10.89        213,357     0.00%      0.75%       5.89%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                   13,413     14.03        188,182     7.19%      0.75%       2.28%
   Corporate America                               453,182     14.39      6,519,762     6.70%      0.35%       2.69%
   Corporate America (reduced surrender charge)      8,287     10.63         88,056     6.70%      0.65%       2.38%
   Platinum Investor I & II                         69,950     13.55        947,869     6.86%      0.75%       2.28%
   Platinum Investor III                           165,340     14.52      2,401,485     4.20%      0.70%       2.33%
   Platinum Investor IV                              4,050     10.11         40,950     0.00%      0.70%       1.10%
   Platinum Investor FlexDirector                      126     10.87          1,369     4.78%      0.70%       2.33%
   Platinum Investor PLUS                            7,836     13.46        105,479     6.41%      0.70%       2.33%
   Platinum Investor Survivor                        9,432     14.36        135,474     1.64%      0.40%       2.64%
   Platinum Investor Survivor II                     1,832     13.82         25,327     8.15%      0.75%       2.28%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                               557,678     11.80      6,579,575     1.43%      0.35%       4.86%
   Corporate America (reduced surrender charge)     13,093     11.25        147,352     1.43%      0.65%       4.55%
   Platinum Investor I & II                        407,918     12.17      4,966,360     1.59%      0.75%       4.44%
   Platinum Investor III                           559,533     11.00      6,155,601     1.47%      0.70%       4.50%
   Platinum Investor IV                             18,263     10.39        189,737     0.00%      0.70%       3.89%
   Platinum Investor FlexDirector                   11,478     11.03        126,565     1.38%      0.70%       4.50%
   Platinum Investor PLUS                           33,887     12.31        417,233     1.43%      0.70%       4.50%
   Platinum Investor Survivor                       63,377     11.78        746,490     1.71%      0.40%       4.81%

                                 VL-R-90

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                           Investment
                                                                             Income     Expense      Total
Divisions                                  Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund -
   Class IB - Continued
   Platinum Investor Survivor II            5,634    $12.07    $   68,027     1.72%      0.75%       4.44%
Putnam VT International Growth and
   Income Fund - Class IB
   Corporate America                           --     12.61            --     1.54%      0.35%      13.70%
   Corporate America
      (reduced surrender charge)              246     13.04         3,212     1.54%      0.65%      13.36%
   Platinum Investor I & II               175,186     14.58     2,554,483     0.85%      0.75%      13.25%
   Platinum Investor III                  176,714     12.91     2,282,174     1.21%      0.70%      13.31%
   Platinum Investor IV                     8,958     11.32       101,365     0.00%      0.70%      13.15%
   Platinum Investor FlexDirector             187     12.81         2,390     0.55%      0.70%      13.31%
   Platinum Investor PLUS                  12,489     15.18       189,541     0.70%      0.70%      13.31%
   Platinum Investor Survivor              34,596     12.59       435,400     0.87%      0.40%      13.65%
   Platinum Investor Survivor II            8,453     16.48       139,346     0.78%      0.75%      13.25%
Putnam VT Small Cap Value Fund -
   Class IB
   AG Legacy Plus                          19,801     21.04       416,707     0.19%      0.75%       6.23%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                          16,995      6.19       105,252     0.00%      0.75%      11.31%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                          66,242      6.04       399,942     0.59%      0.75%       4.91%
Scudder VIT Equity 500 Index Fund -
   Class A
   Legacy Plus                                 --     10.55            --     2.93%      0.75%       3.90%
SunAmerica Aggressive Growth
   Portfolio - Class 1
   Platinum Investor I & II                21,479     12.49       268,304     0.00%      0.75%       7.93%
   Platinum Investor III                   43,699     12.51       546,865     0.00%      0.70%       7.98%
   Platinum Investor IV                     3,453     10.62        36,675     0.00%      0.70%       6.20%
   Platinum Investor PLUS                   8,418     13.29       111,874     0.00%      0.70%       7.98%
   Platinum Investor Survivor                 888     12.65        11,239     0.00%      0.40%       8.30%
   Platinum Investor Survivor II              647     12.49         8,085     0.00%      0.75%       7.93%
SunAmerica - SunAmerica Balanced
   Portfolio - Class 1
   Platinum Investor I & II                   725     10.84         7,860     3.86%      0.75%       1.14%
   Platinum Investor III                   64,701     10.86       702,653     2.66%      0.70%       1.19%
   Platinum Investor IV                     4,063     10.12        41,111     3.69%      0.70%       1.17%
   Platinum Investor PLUS                  17,524     11.20       196,315     2.60%      0.70%       1.19%
   Platinum Investor Survivor II            1,541     10.84        16,703     2.73%      0.75%       1.14%
UIF Equity Growth Portfolio -
   Class I Shares
   Platinum Investor I & II               278,116     11.79     3,279,112     0.47%      0.75%      14.85%
   Platinum Investor III                   88,812      7.92       703,309     0.46%      0.70%      14.90%
   Platinum Investor IV                     1,164     11.87        13,815     0.31%      0.70%      18.72%
   Platinum Investor PLUS                   4,916     12.61        61,991     0.46%      0.70%      14.90%
   Platinum Investor Survivor              21,789      7.58       165,054     0.46%      0.40%      15.25%
   Platinum Investor Survivor II              336     11.13         3,735     0.45%      0.75%      14.85%
UIF High Yield Portfolio -
   Class I Shares
   Platinum Investor I & II                81,303     11.17       908,279     7.18%      0.75%       0.30%
   Platinum Investor III                   28,540     11.59       330,786     7.30%      0.70%       0.35%
   Platinum Investor IV                       798      9.99         7,976     1.87%      0.70%      -0.11%
   Platinum Investor FlexDirector           2,432     10.83        26,347     7.68%      0.70%       0.35%
   Platinum Investor PLUS                   3,164     12.94        40,952     7.87%      0.70%       0.35%
   Platinum Investor Survivor              72,980     10.90       795,784    12.17%      0.40%       0.65%
   Platinum Investor Survivor II            5,458     12.63        68,916     6.29%      0.75%       0.30%
VALIC Company I International
   Equities Fund
   AG Legacy Plus                          14,963      9.54       142,691     1.63%      0.75%      16.11%
   Platinum Investor I & II                73,508     12.23       899,274     1.66%      0.75%      16.11%

                                    VL-R-91

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                           Investment
                                                                             Income     Expense      Total
Divisions                                  Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------
VALIC Company I International Equities
   Fund - Continued
   Platinum Investor III                   90,430    $10.59    $  957,210     1.75%      0.70%      16.17%
   Platinum Investor IV                     1,971     11.57        22,799     1.26%      0.70%      15.68%
   Platinum Investor FlexDirector             605     13.01         7,871     1.23%      0.70%      16.17%
   Platinum Investor PLUS                  11,992     13.86       166,203     1.55%      0.70%      16.17%
   Platinum Investor Survivor              14,245      9.41       133,999     1.75%      0.40%      16.52%
   Platinum Investor Survivor II            1,326     14.40        19,100     1.73%      0.75%      16.11%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                          22,947     14.33       328,807     0.93%      0.75%      11.36%
   Corporate America                        5,967     15.63        93,231     0.97%      0.35%      11.81%
   Corporate America
      (reduced surrender charge)            2,099     12.56        26,356     0.97%      0.65%      11.47%
   Platinum Investor I & II               375,993     21.25     7,988,267     0.98%      0.75%      11.36%
   Platinum Investor III                  435,960     13.96     6,087,361     0.98%      0.70%      11.42%
   Platinum Investor IV                    10,165     11.15       113,354     0.72%      0.70%      11.51%
   Platinum Investor FlexDirector              37     12.10           451     0.70%      0.70%      11.42%
   Platinum Investor PLUS                  41,815     14.38       601,133     0.94%      0.70%      11.42%
   Platinum Investor Survivor              62,602     15.60       976,586     0.99%      0.40%      11.75%
   Platinum Investor Survivor II           28,083     15.67       440,177     0.94%      0.75%      11.36%
VALIC Company I Money Market I Fund
   AG Legacy Plus                          28,169     10.72       302,068     3.28%      0.75%       1.96%
   Corporate America                           --     11.20            --     1.17%      0.35%       2.37%
   Corporate America
      (reduced surrender charge)            5,751     10.23        58,803     1.17%      0.65%       2.06%
   Legacy Plus                                 --     11.29            --     3.50%      0.75%       1.96%
   Platinum Investor I & II               753,360     11.82     8,904,036     2.58%      0.75%       1.96%
   Platinum Investor III                  739,009     10.65     7,869,198     2.87%      0.70%       2.01%
   Platinum Investor IV                    34,550     10.19       352,032     3.79%      0.70%       1.89%
   Platinum Investor FlexDirector              --     10.22            --     0.79%      0.70%       2.01%
   Platinum Investor PLUS                  38,373     10.23       392,587     3.01%      0.70%       2.01%
   Platinum Investor Survivor             161,850     11.18     1,809,085     3.05%      0.40%       2.32%
   Platinum Investor Survivor II          474,926     10.25     4,867,384     2.82%      0.75%       1.96%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II               208,009      4.87     1,013,403     0.13%      0.75%       0.49%
   Platinum Investor III                  500,610      4.79     2,397,938     0.13%      0.70%       0.54%
   Platinum Investor IV                     1,478     10.63        15,709     0.08%      0.70%       6.28%
   Platinum Investor FlexDirector              72     10.84           785     0.10%      0.70%       0.54%
   Platinum Investor PLUS                  16,202     13.73       222,513     0.14%      0.70%       0.54%
   Platinum Investor Survivor              12,264      4.96        60,838     0.08%      0.40%       0.84%
   Platinum Investor Survivor II           52,347     10.33       540,517     0.14%      0.75%       0.49%
VALIC Company I Science &
   Technology Fund
   Platinum Investor I & II                74,475      4.05       301,637     0.00%      0.75%       2.56%
   Platinum Investor III                  200,266      4.02       804,835     0.00%      0.70%       2.61%
   Platinum Investor IV                     1,452     10.62        15,422     0.00%      0.70%       6.23%
   Platinum Investor FlexDirector              77     10.22           786     0.00%      0.70%       2.61%
   Platinum Investor PLUS                   3,768     12.46        46,935     0.00%      0.70%       2.61%
   Platinum Investor Survivor              17,472      4.12        72,057     0.00%      0.40%       2.92%
   Platinum Investor Survivor II            1,543      9.34        14,413     0.00%      0.75%       2.56%
VALIC Company I Small Cap Index Fund
   Corporate America                          211     13.99         2,943     0.95%      0.35%       3.90%
   Platinum Investor I & II               132,028     13.70     1,808,759     0.88%      0.75%       3.49%
   Platinum Investor III                  231,947     13.50     3,130,218     0.93%      0.70%       3.54%
   Platinum Investor IV                     8,875     10.63        94,331     0.68%      0.70%       6.28%

                                    VL-R-92

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------
VALIC Company I Small Cap Index
   Fund - Continued
   Platinum Investor FlexDirector                86    $11.36    $       979     0.74%      0.70%       3.54%
   Platinum Investor PLUS                    26,561     14.27        379,123     0.77%      0.70%       3.54%
   Platinum Investor Survivor                12,269     13.95        171,149     0.92%      0.40%       3.85%
   Platinum Investor Survivor II              4,667     15.34         71,610     1.03%      0.75%       3.49%
VALIC Company I Stock Index Fund
   AG Legacy Plus                            85,120      8.66        737,309     1.38%      0.75%       3.78%
   Corporate America                          6,813      8.71         59,349     1.48%      0.35%       4.20%
   Corporate America
      (reduced surrender charge)              4,844     11.25         54,477     1.48%      0.65%       3.88%
   Platinum Investor I & II               1,273,723     11.87     15,117,163     1.47%      0.75%       3.78%
   Platinum Investor III                  1,790,096      8.99     16,086,446     1.49%      0.70%       3.83%
   Platinum Investor IV                      15,431     10.42        160,853     1.03%      0.70%       4.24%
   Platinum Investor FlexDirector             8,262     10.95         90,468     1.38%      0.70%       3.83%
   Platinum Investor PLUS                   107,062     12.31      1,318,403     1.54%      0.70%       3.83%
   Platinum Investor Survivor               377,870      8.70      3,286,369     1.46%      0.40%       4.14%
   Platinum Investor Survivor II             32,344     11.46        370,556     1.75%      0.75%       3.78%
Van Kampen LIT Emerging Growth
   Portfolio - Class I
   AG Legacy Plus                            11,386      5.09         57,942     0.25%      0.75%       7.13%
Van Kampen LIT Government
   Portfolio - Class I
   AG Legacy Plus                            12,089     13.26        160,256     4.10%      0.75%       2.77%
Van Kampen LIT Growth and Income
   Portfolio - Class I
   Platinum Investor I & II                 256,301     13.03      3,339,226     0.86%      0.75%       9.17%
   Platinum Investor III                    426,793     13.05      5,570,693     1.38%      0.70%       9.22%
   Platinum Investor IV                      18,660     10.86        202,726     0.00%      0.70%       8.64%
   Platinum Investor FlexDirector               615     11.82          7,272     1.89%      0.70%       9.22%
   Platinum Investor PLUS                    21,097     13.30        280,565     0.99%      0.70%       9.22%
   Platinum Investor Survivor                32,202     13.20        424,960     1.50%      0.40%       9.55%
   Platinum Investor Survivor II             16,415     13.03        213,863     0.59%      0.75%       9.17%
Vanguard VIF High Yield Bond Portfolio
   Corporate America
      (reduced surrender charge)              1,604     10.53         16,886     0.00%      0.65%       2.09%
   Platinum Investor I & II                  84,057     13.01      1,093,916     8.12%      0.75%       1.99%
   Platinum Investor III                    257,084     13.12      3,373,341     5.78%      0.70%       2.04%
   Platinum Investor IV                      10,483     10.13        106,234     0.00%      0.70%       1.34%
   Platinum Investor FlexDirector                47     10.88            515     4.15%      0.70%       2.04%
   Platinum Investor PLUS                    27,827     12.62        351,119     6.71%      0.70%       2.04%
   Platinum Investor Survivor                16,323     13.25        216,306     3.51%      0.40%       2.34%
   Platinum Investor Survivor II              5,483     12.90         70,762    11.75%      0.75%       1.99%
Vanguard VIF REIT Index Portfolio
   Corporate America                            783     24.63         19,276     1.88%      0.35%      11.45%
   Corporate America
      (reduced surrender charge)              1,006     12.87         12,942     1.88%      0.65%      11.11%
   Platinum Investor I & II                 116,855     24.13      2,819,784     2.52%      0.75%      11.00%
   Platinum Investor III                    289,714     24.15      6,996,982     2.53%      0.70%      11.06%
   Platinum Investor IV                      25,262     11.55        291,840     0.00%      0.70%      15.52%
   Platinum Investor FlexDirector             5,355     13.44         71,970     2.89%      0.70%      11.06%
   Platinum Investor PLUS                    37,885     18.17        688,310     2.23%      0.70%      11.06%
   Platinum Investor Survivor                25,808     24.57        634,112     2.54%      0.40%      11.39%
   Platinum Investor Survivor II             24,601     21.03        517,271     2.76%      0.75%      11.00%

                                    VL-R-93

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                           Investment
                                                                             Income     Expense      Total
Divisions                                  Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth
   Fund - Series I
   AG Legacy Plus                          24,949    $ 8.04    $  200,562     0.74%      0.75%      23.08%
   Corporate America                        7,229      7.78        56,259     0.70%      0.35%      23.57%
   Corporate America
      (reduced surrender charge)              679     11.67         7,918     0.70%      0.65%      16.65%
   Platinum Investor I & II               322,093     11.13     3,583,368     0.64%      0.75%      23.08%
   Platinum Investor III                  303,164      9.34     2,832,247     0.86%      0.70%      23.14%
   Platinum Investor PLUS                   9,886     12.93       127,771     0.84%      0.70%      23.14%
   Platinum Investor Survivor              67,704      7.77       526,286     0.75%      0.40%      23.51%
   Platinum Investor Survivor II           16,895     13.54       228,742     1.10%      0.75%      23.08%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                        5,835      6.24        36,396     0.46%      0.35%       5.40%
   Platinum Investor I & II               850,688      9.94     8,454,221     0.46%      0.75%       4.98%
   Platinum Investor III                  499,376      7.39     3,690,457     0.49%      0.70%       5.03%
   Platinum Investor FlexDirector             204     10.20         2,077     0.01%      0.70%       1.98%
   Platinum Investor PLUS                  16,704     10.72       179,141     0.59%      0.70%       5.03%
   Platinum Investor Survivor             116,072      6.23       723,141     0.47%      0.40%       5.35%
   Platinum Investor Survivor II            7,228      9.24        66,822     0.59%      0.75%       4.98%
Alger American Leveraged AllCap
   Portfolio - Class O Shares
   Platinum Investor I & II                    98     12.94         1,274     0.00%      0.75%       7.38%
   Platinum Investor III                   32,709     12.95       423,493     0.00%      0.70%       7.43%
   Platinum Investor PLUS                   9,034     12.95       116,963     0.00%      0.70%       7.43%
   Platinum Investor Survivor                 150     13.01         1,949     0.00%      0.40%       7.76%
   Platinum Investor Survivor II              128     12.94         1,657     0.00%      0.75%       7.38%
Alger American MidCap Growth
   Portfolio - Class O Shares
   Platinum Investor I & II                 8,879     15.23       135,202     0.00%      0.75%      12.20%
   Platinum Investor III                   44,400     15.24       676,660     0.00%      0.70%      12.25%
   Platinum Investor FlexDirector           5,687     10.64        60,491     0.00%      0.70%       6.37%
   Platinum Investor PLUS                   6,756     15.24       102,960     0.00%      0.70%      12.25%
   Platinum Investor Survivor                 245     15.32         3,755     0.00%      0.40%      12.59%
   Platinum Investor Survivor II              930     15.23        14,167     0.00%      0.75%      12.20%
American Century VP Value Fund - Class I
   AG Legacy Plus                          34,128     16.83       574,449     0.90%      0.75%      13.48%
   Corporate America                        2,990     15.46        46,225     1.19%      0.35%      13.93%
   Corporate America
      (reduced surrender charge)               --     10.74            --     0.00%      0.65%       0.00%
   Platinum Investor I & II               232,577     15.21     3,536,470     0.95%      0.75%      13.48%
   Platinum Investor III                  526,802     15.12     7,963,343     0.86%      0.70%      13.54%
   Platinum Investor FlexDirector              31     10.82           339     0.00%      0.70%       8.25%
   Platinum Investor PLUS                  39,732     12.81       508,822     0.74%      0.70%      13.54%
   Platinum Investor Survivor              32,550     15.43       502,214     0.97%      0.40%      13.88%
   Platinum Investor Survivor II          100,250     13.39     1,342,791     0.80%      0.75%      13.48%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                70,710      8.18       578,349     0.00%      0.75%      10.04%
   Platinum Investor III                  139,946      8.01     1,121,164     0.00%      0.70%      10.10%
   Platinum Investor FlexDirector           4,723     10.13        47,865     0.00%      0.70%       1.34%
   Platinum Investor PLUS                   8,424     12.79       107,735     0.00%      0.70%      10.10%
   Platinum Investor Survivor               2,799      8.30        23,229     0.00%      0.40%      10.43%
   Platinum Investor Survivor II            1,275     12.12        15,451     0.00%      0.75%      10.04%
Dreyfus IP MidCap Stock
   Portfolio - Initial Shares
   Platinum Investor I & II                73,512     12.16       893,684     0.38%      0.75%      13.62%
   Platinum Investor III                  204,536     11.96     2,445,717     0.42%      0.70%      13.68%

                                    VL-R-94

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                             Investment
                                                                               Income     Expense      Total
Divisions                                   Units    Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
--------------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio -
   Initial Shares - Continued
   Platinum Investor FlexDirector                 1    $10.87    $       16     0.63%      0.70%       8.66%
   Platinum Investor PLUS                    16,660     12.56       209,222     0.45%      0.70%      13.68%
   Platinum Investor Survivor                17,825     12.34       219,877     0.38%      0.40%      14.02%
   Platinum Investor Survivor II              5,689     13.76        78,254     0.43%      0.75%      13.62%
Dreyfus VIF Developing Leaders
   Portfolio - Initial Shares
   Corporate America                         11,224     11.52       129,279     0.19%      0.35%      10.95%
   Platinum Investor I & II                 375,824     13.92     5,230,135     0.20%      0.75%      10.51%
   Platinum Investor III                    445,399     10.72     4,775,432     0.21%      0.70%      10.56%
   Platinum Investor PLUS                    27,075     11.57       313,377     0.25%      0.70%      10.56%
   Platinum Investor Survivor                63,847     11.50       734,526     0.21%      0.40%      10.90%
   Platinum Investor Survivor II             58,627     12.58       737,356     0.23%      0.75%      10.51%
Dreyfus VIF Quality Bond
   Portfolio - Initial Shares
   Corporate America                          6,905     13.36        92,230     4.03%      0.35%       3.01%
   Platinum Investor I & II                 311,327     13.33     4,150,241     4.03%      0.75%       2.60%
   Platinum Investor III                    253,777     12.63     3,204,132     4.15%      0.70%       2.65%
   Platinum Investor PLUS                    17,726     11.19       198,410     4.24%      0.70%       2.65%
   Platinum Investor Survivor                25,471     13.34       339,808     4.25%      0.40%       2.96%
   Platinum Investor Survivor II              7,145     11.24        80,289     4.21%      0.75%       2.60%
Fidelity VIP Asset Manager
   Portfolio - Service Class 2
   AG Legacy Plus                            20,658     10.69       220,876     2.06%      0.75%       4.39%
   Platinum Investor I & II                 203,845     10.18     2,074,624     2.45%      0.75%       4.39%
   Platinum Investor III                    208,895     10.16     2,121,544     2.09%      0.70%       4.44%
   Platinum Investor PLUS                    17,720     11.61       205,736     1.51%      0.70%       4.44%
   Platinum Investor Survivor                 9,381     10.33        96,879     2.46%      0.40%       4.76%
   Platinum Investor Survivor II             10,659     11.34       120,837     2.09%      0.75%       4.39%
Fidelity VIP Contrafund
   Portfolio - Service Class 2
   AG Legacy Plus                            42,128     12.40       522,390     0.19%      0.75%      14.30%
   Corporate America                          3,812     11.05        42,136     0.23%      0.35%      14.76%
   Platinum Investor I & II                 379,667     10.87     4,127,445     0.18%      0.75%      14.30%
   Platinum Investor III                    906,499     10.73     9,726,130     0.18%      0.70%      14.36%
   Platinum Investor FlexDirector               321     10.95         3,516     0.00%      0.70%       9.52%
   Platinum Investor PLUS                    71,987     12.84       924,266     0.13%      0.70%      14.36%
   Platinum Investor Survivor                76,772     11.03       846,864     0.16%      0.40%      14.70%
   Platinum Investor Survivor II             31,607     13.54       427,829     0.10%      0.75%      14.30%
Fidelity VIP Equity-Income
   Portfolio - Service Class 2
   AG Legacy Plus                            63,754     11.02       702,770     1.29%      0.75%      10.40%
   Corporate America                         19,433     11.33       220,183     1.33%      0.35%      10.84%
   Corporate America
      (reduced surrender charge)                714     10.81         7,720     1.33%      0.65%       8.09%
   Platinum Investor I & II                 370,900     11.14     4,133,032     1.26%      0.75%      10.40%
   Platinum Investor III                    877,982     11.16     9,797,110     1.24%      0.70%      10.46%
   Platinum Investor FlexDirector               620     10.62         6,583     0.00%      0.70%       6.24%
   Platinum Investor PLUS                    53,918     12.02       647,840     1.03%      0.70%      10.46%
   Platinum Investor Survivor               107,323     11.31     1,213,488     1.21%      0.40%      10.79%
   Platinum Investor Survivor II             49,011     12.19       597,443     1.07%      0.75%      10.40%
Fidelity VIP Growth Portfolio -
   Service Class 2
   AG Legacy Plus                            28,730      8.12       233,262     0.12%      0.75%       2.35%
   Corporate America                          5,424      6.91        37,464     0.13%      0.35%       2.76%
   Corporate America
      (reduced surrender charge)                253     10.71         2,709     0.13%      0.65%       7.06%
   Platinum Investor I & II                 345,944      6.79     2,349,941     0.13%      0.75%       2.35%
   Platinum Investor III                  1,039,582      6.73     6,997,775     0.12%      0.70%       2.40%

                                    VL-R-95

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                            Investment
                                                                              Income     Expense      Total
Divisions                                  Units   Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio -
   Service Class 2 - Continued
   Platinum Investor FlexDirector           7,404    $ 9.75    $    72,173     0.00%      0.70%      -2.52%
   Platinum Investor PLUS                  82,830     10.83        897,299     0.08%      0.70%       2.40%
   Platinum Investor Survivor              76,126      6.89        524,713     0.12%      0.40%       2.71%
   Platinum Investor Survivor II           38,957      9.63        375,246     0.12%      0.75%       2.35%
Fidelity VIP Mid Cap Portfolio -
   Service Class 2
   Platinum Investor I & II                16,744     17.32        289,966     0.00%      0.75%      23.73%
   Platinum Investor III                   38,471     17.33        666,778     0.00%      0.70%      23.79%
   Platinum Investor FlexDirector             288     11.59          3,338     0.00%      0.70%      15.86%
   Platinum Investor PLUS                   6,345     17.33        109,964     0.00%      0.70%      23.79%
   Platinum Investor Survivor               1,816     17.42         31,630     0.00%      0.40%      24.16%
   Platinum Investor Survivor II              989     17.32         17,124     0.00%      0.75%      23.73%
Franklin Templeton Franklin Small Cap
   Fund - Class 2
   AG Legacy Plus                          22,445      7.01        157,376     0.00%      0.75%      10.64%
Franklin Templeton Franklin Small Cap
   Value Securities Fund - Class 2
   Corporate America
      (reduced surrender charge)              463     11.29          5,231     0.00%      0.65%      12.87%
   Platinum Investor I & II                12,505     16.30        203,817     0.24%      0.75%      22.82%
   Platinum Investor III                   40,911     16.31        667,374     0.17%      0.70%      22.88%
   Platinum Investor FlexDirector             175     11.66          2,046     0.00%      0.70%      16.59%
   Platinum Investor PLUS                  12,431     16.31        202,794     0.12%      0.70%      22.88%
   Platinum Investor Survivor               5,233     16.39         85,788     0.09%      0.40%      23.25%
   Platinum Investor Survivor II              502     16.30          8,175     0.18%      0.75%      22.82%
Franklin Templeton Franklin U.S.
   Government Fund - Class 2
   Platinum Investor I & II                16,861     11.39        191,999     3.63%      0.75%       2.70%
   Platinum Investor III                  945,822     11.40     10,786,424     5.06%      0.70%       2.75%
   Platinum Investor PLUS                  38,284     11.03        422,331     5.20%      0.70%       2.75%
   Platinum Investor Survivor                 633     11.51          7,288     0.00%      0.40%       3.06%
   Platinum Investor Survivor II            5,867     11.39         66,809     4.55%      0.75%       2.70%
Franklin Templeton Mutual Shares
   Securities Fund - Class 2
   Platinum Investor I & II                54,608     12.16        664,214     0.92%      0.75%      11.79%
   Platinum Investor III                  539,268     12.18      6,569,138     0.74%      0.70%      11.85%
   Platinum Investor FlexDirector             312     10.73          3,345     0.00%      0.70%       7.29%
   Platinum Investor PLUS                  19,639     11.98        235,235     0.70%      0.70%      11.85%
   Platinum Investor Survivor               1,777     12.29         21,841     0.87%      0.40%      12.18%
   Platinum Investor Survivor II           18,978     12.16        230,842     0.74%      0.75%      11.79%
Franklin Templeton Templeton Foreign
   Securities Fund - Class 2
   AG Legacy Plus                          18,777      9.92        186,284     1.11%      0.75%      17.64%
   Platinum Investor I & II               123,981     12.42      1,539,261     1.04%      0.75%      17.64%
   Platinum Investor III                  685,074     12.43      8,518,121     1.00%      0.70%      17.70%
   Platinum Investor FlexDirector             437     11.10          4,852     0.00%      0.70%      11.04%
   Platinum Investor PLUS                  14,282     12.02        171,694     0.97%      0.70%      17.70%
   Platinum Investor Survivor              19,552     12.55        245,299     0.68%      0.40%      18.06%
   Platinum Investor Survivor II           48,400     12.42        600,897     0.90%      0.75%      17.64%
Goldman Sachs VIT Capital Growth Fund -
   Institutional Shares
   Platinum Investor I & II                13,994      9.26        129,523     0.69%      0.75%       8.27%
   Platinum Investor III                   14,378      9.27        133,348     0.67%      0.70%       8.33%
   Platinum Investor PLUS                     113     11.33          1,284     0.70%      0.70%       8.33%
   Platinum Investor Survivor             703,774      9.39      6,607,533     0.69%      0.40%       8.65%
   Platinum Investor Survivor II          185,421      9.83      1,823,417     0.68%      0.75%       8.27%
Janus Aspen International Growth
   Portfolio - Service Shares
   Corporate America                        3,189      8.02         25,585     0.82%      0.35%      18.27%

                                    VL-R-96

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                    Investment
                                                                                      Income     Expense      Total
Divisions                                          Units    Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth
   Portfolio -
   Service Shares - Continued
   Platinum Investor I & II                        115,724    $ 7.89    $  913,122     0.96%       0.75%     17.80%
   Platinum Investor III                           229,457      7.84     1,798,205     0.86%       0.70%     17.86%
   Platinum Investor FlexDirector                   12,784     10.87       139,004     0.67%       0.70%      8.73%
   Platinum Investor PLUS                            7,613     12.56        95,613     0.87%       0.70%     17.86%
   Platinum Investor Survivor                       31,781      8.01       254,455     0.78%       0.40%     18.21%
   Platinum Investor Survivor II                     4,427     12.40        54,914     0.83%       0.75%     17.80%
Janus Aspen Mid Cap Growth Portfolio -
   Service Shares
   Corporate America                                   486      5.40         2,624     0.00%       0.35%     20.05%
   Platinum Investor I & II                         52,125      5.31       276,772     0.00%       0.75%     19.58%
   Platinum Investor III                           402,410      5.18     2,084,632     0.00%       0.70%     19.63%
   Platinum Investor PLUS                            8,596     13.54       116,353     0.00%       0.70%     19.63%
   Platinum Investor Survivor                       26,338      5.39       141,904     0.00%       0.40%     19.99%
   Platinum Investor Survivor II                     1,788     12.08        21,605     0.00%       0.75%     19.58%
Janus Aspen Worldwide Growth Portfolio -
   Service Shares
   Corporate America                                 9,360      6.60        61,819     0.90%       0.35%      4.16%
   Platinum Investor I & II                        125,130      6.50       812,781     0.89%       0.75%      3.75%
   Platinum Investor III                           367,344      6.44     2,365,764     0.94%       0.70%      3.80%
   Platinum Investor PLUS                           12,476     10.28       128,308     1.00%       0.70%      3.80%
   Platinum Investor Survivor                       37,089      6.59       244,452     0.87%       0.40%      4.11%
   Platinum Investor Survivor II                    41,215      9.85       405,949     0.92%       0.75%      3.75%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                          1,976     14.86        29,370     0.28%       0.75%     20.15%
   Platinum Investor III                            27,069     14.87       402,580     0.21%       0.70%     20.22%
   Platinum Investor PLUS                            4,533     14.87        67,410     0.07%       0.70%     20.22%
   Platinum Investor Survivor                          207     14.95         3,088     0.00%       0.40%     20.58%
   Platinum Investor Survivor II                       485     14.86         7,201     0.24%       0.75%     20.15%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                         40,867     11.41       466,324     0.00%       0.75%     26.22%
   Platinum Investor III                           104,066     11.23     1,168,558     0.00%       0.70%     26.28%
   Platinum Investor PLUS                            5,929     13.98        82,890     0.00%       0.70%     26.28%
   Platinum Investor Survivor                        1,835     11.58        21,241     0.00%       0.40%     26.66%
   Platinum Investor Survivor II                     3,146     14.66        46,129     0.00%       0.75%     26.22%
MFS VIT Capital Opportunities Series -
   Initial Class
   Corporate America                                    --      6.79            --     0.72%       0.35%     12.07%
   Platinum Investor I & II                        113,938      6.67       760,376     0.35%       0.75%     11.62%
   Platinum Investor III                           415,444      6.74     2,798,020     0.33%       0.70%     11.68%
   Platinum Investor FlexDirector                      173     10.58         1,832     0.00%       0.70%      5.78%
   Platinum Investor PLUS                           33,139     11.34       375,934     0.28%       0.70%     11.68%
   Platinum Investor Survivor                       36,766      6.77       248,968     0.32%       0.40%     12.01%
   Platinum Investor Survivor II                     3,156     10.33        32,620     0.39%       0.75%     11.62%
MFS VIT Emerging Growth Series - Initial
   Class
   AG Legacy Plus                                    9,619     10.72       103,163     0.00%       0.75%     12.12%
   Corporate America                                 1,040      4.95         5,148     0.00%       0.35%     12.56%
   Corporate America (reduced surrender
   charge)                                             920     11.38        10,472     0.00%       0.65%     13.78%
   Platinum Investor I & II                        706,671     10.44     7,378,706     0.00%       0.75%     12.12%
   Platinum Investor III                         1,024,961      5.53     5,666,609     0.00%       0.70%     12.17%
   Platinum Investor FlexDirector                      197     10.52         2,070     0.00%       0.70%      5.25%
   Platinum Investor PLUS                           29,670     11.64       345,413     0.00%       0.70%     12.17%
   Platinum Investor Survivor                      168,768      4.94       834,232     0.00%       0.40%     12.51%
   Platinum Investor Survivor II                    32,210     10.01       322,533     0.00%       0.75%     12.12%

                                    VL-R-97

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                    Investment
                                                                                      Income     Expense      Total
Divisions                                         Units   Unit Value   Net Assets   Ratio (a)   Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series - Initial
   Class
   AG Legacy Plus                                 16,207    $ 7.83     $  126,844     0.00%       0.75%       5.72%
   Corporate America                               2,716      8.52         23,152     0.00%       0.35%       6.15%
   Platinum Investor I & II                       88,892      8.38        745,230     0.00%       0.75%       5.72%
   Platinum Investor III                         266,177      8.21      2,185,903     0.00%       0.70%       5.78%
   Platinum Investor FlexDirector                    256      9.96          2,551     0.00%       0.70%      -0.45%
   Platinum Investor PLUS                         16,920     11.16        188,768     0.00%       0.70%       5.78%
   Platinum Investor Survivor                     10,480      8.51         89,153     0.00%       0.40%       6.09%
   Platinum Investor Survivor II                   8,483     10.75         91,201     0.00%       0.75%       5.72%
MFS VIT Research Series - Initial Class
   Corporate America                               3,158      7.62         24,069     1.02%       0.35%      15.45%
   Platinum Investor I & II                       48,222      7.50        361,482     1.09%       0.75%      14.98%
   Platinum Investor III                         159,378      7.47      1,190,107     0.98%       0.70%      15.04%
   Platinum Investor FlexDirector                    106     10.76          1,145     0.00%       0.70%       7.60%
   Platinum Investor PLUS                          6,148     11.80         72,553     0.87%       0.70%      15.04%
   Platinum Investor Survivor                      9,692      7.61         73,719     1.08%       0.40%      15.39%
   Platinum Investor Survivor II                   5,340     10.99         58,713     0.86%       0.75%      14.98%
MFS VIT Total Return Series - Initial
   Class
   AG Legacy Plus                                146,574      6.23        912,934     1.62%       0.75%      10.49%
Neuberger Berman AMT Mid-Cap Growth
   Portfolio - Class I
   Corporate America                               1,789      6.50         11,630     0.00%       0.35%      15.90%
   Corporate America (reduced surrender
   charge)                                           233     11.35          2,641     0.00%       0.65%      13.51%
   Platinum Investor I & II                       59,627      6.39        381,211     0.00%       0.75%      15.44%
   Platinum Investor III                         288,190      6.29      1,811,647     0.00%       0.70%      15.50%
   Platinum Investor FlexDirector                    166     11.06          1,834     0.00%       0.70%      10.58%
   Platinum Investor PLUS                         28,648     11.72        335,784     0.00%       0.70%      15.50%
   Platinum Investor Survivor                     27,565      6.49        178,820     0.00%       0.40%      15.84%
   Platinum Investor Survivor II                   7,849     10.76         84,431     0.00%       0.75%      15.44%
Neuberger Berman AMT Partners Portfolio
   - Class I
   AG Legacy Plus                                 12,141     11.34        137,643     0.01%       0.75%      18.09%
Oppenheimer Balanced Fund/VA -
   Non-Service Shares *
   Platinum Investor I & II                        2,395     12.98         31,076     1.98%       0.75%       9.28%
   Platinum Investor III                          29,690     12.99        385,585     0.45%       0.70%       9.33%
   Platinum Investor PLUS                         14,439     12.99        187,517     1.68%       0.70%       9.33%
   Platinum Investor Survivor                        433     13.05          5,656     0.99%       0.40%       9.66%
   Platinum Investor Survivor II                   3,870     12.98         50,218     0.90%       0.75%       9.28%
Oppenheimer Global Securities Fund/VA -
   Non-Service Shares
   Platinum Investor I & II                        4,798     16.82         80,687     0.83%       0.75%      18.27%
   Platinum Investor III                          51,328     16.83        863,930     0.82%       0.70%      18.33%
   Platinum Investor FlexDirector                      2     11.17             24     0.00%       0.70%      11.74%
   Platinum Investor PLUS                          5,613     16.83         94,470     0.18%       0.70%      18.33%
   Platinum Investor Survivor                      2,375     16.92         40,174     1.20%       0.40%      18.69%
   Platinum Investor Survivor II                     378     16.82          6,364     1.49%       0.75%      18.27%
Oppenheimer High Income Fund/VA -
   Non-Service Shares
   AG Legacy Plus                                  8,004     12.51        100,163     6.11%       0.75%       8.15%
PIMCO VIT Real Return Portfolio -
   Administrative Class
   AG Legacy Plus                                 47,824     14.00        669,702     0.99%       0.75%       8.11%
   Corporate America                               2,327     15.51         36,096     0.91%       0.35%       8.54%
   Corporate America (reduced surrender
   charge)                                           753     10.31          7,759     0.91%       0.65%       3.11%
   Platinum Investor I & II                      119,851     15.25      1,828,190     0.99%       0.75%       8.11%
   Platinum Investor III                         561,931     15.32      8,607,213     1.05%       0.70%       8.16%

                                    VL-R-98

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                    Investment
                                                                                      Income     Expense      Total
Divisions                                         Units   Unit Value   Net Assets   Ratio (a)   Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio -
   Administrative Class - Continued
   Platinum Investor FlexDirector                    298    $10.38     $    3,095      1.06%      0.70%       3.79%
   Platinum Investor PLUS                         30,515     12.93        394,609      1.02%      0.70%       8.16%
   Platinum Investor Survivor                     65,768     15.48      1,017,948      0.99%      0.40%       8.48%
   Platinum Investor Survivor II                  36,406     13.10        477,063      0.96%      0.75%       8.11%
PIMCO VIT Short-Term Portfolio -
   Administrative Class
   Corporate America                              21,965     11.30        248,233      1.37%      0.35%       0.95%
   Platinum Investor I & II                      220,025     11.11      2,445,451      1.30%      0.75%       0.54%
   Platinum Investor III                         210,849     11.13      2,346,366      1.34%      0.70%       0.60%
   Platinum Investor FlexDirector                  4,059     10.04         40,769      1.29%      0.70%       0.44%
   Platinum Investor PLUS                         14,162     10.36        146,681      1.31%      0.70%       0.60%
   Platinum Investor Survivor                     40,126     11.28        452,530      1.70%      0.40%       0.90%
   Platinum Investor Survivor II                  30,365     10.45        317,371      1.25%      0.75%       0.54%
PIMCO VIT Total Return Portfolio -
   Administrative Class
   AG Legacy Plus                                 38,594     12.43        479,631      1.93%      0.75%       4.11%
   Corporate America                               8,965     13.24        118,722      1.93%      0.35%       4.53%
   Platinum Investor I & II                      248,730     13.02      3,239,319      1.90%      0.75%       4.11%
   Platinum Investor III                         468,339     13.09      6,132,293      1.91%      0.70%       4.16%
   Platinum Investor FlexDirector                  6,295     10.24         64,463      1.65%      0.70%       2.40%
   Platinum Investor PLUS                         47,130     11.41        537,919      1.83%      0.70%       4.16%
   Platinum Investor Survivor                     46,766     13.21        617,992      1.77%      0.40%       4.47%
   Platinum Investor Survivor II                  58,228     11.52        670,760      1.81%      0.75%       4.11%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                      242,349     10.22      2,476,631      0.00%      0.75%       2.19%
   Platinum Investor III                          55,443     10.22        566,601      0.00%      0.70%       2.20%
   Platinum Investor PLUS                            998     10.22         10,195      0.00%      0.70%       2.20%
   Platinum Investor Survivor                     28,172     10.22        287,951      0.00%      0.40%       2.21%
   Platinum Investor Survivor II                     388     10.22          3,963      0.00%      0.75%       2.19%
Pioneer Growth Opportunities VCT
   Portfolio - Class I
   Corporate America                               3,474     10.28         35,720      0.00%      0.35%       2.83%
   Platinum Investor I & II                      347,832     10.28      3,576,078      0.00%      0.75%       2.81%
   Platinum Investor III                         137,933     10.28      1,418,142      0.00%      0.70%       2.81%
   Platinum Investor PLUS                          4,979     10.28         51,195      0.00%      0.70%       2.81%
   Platinum Investor Survivor                     14,319     10.28        147,243      0.00%      0.40%       2.83%
   Platinum Investor Survivor II                  39,326     10.28        404,315      0.00%      0.75%       2.81%
Putnam VT Diversified Income Fund -
   Class IB
   AG Legacy Plus                                 12,958     13.72        177,740      8.10%      0.75%       8.39%
   Corporate America                             396,103     14.01      5,549,288      8.00%      0.35%       8.82%
   Platinum Investor I & II                       60,463     13.25        801,033      8.55%      0.75%       8.39%
   Platinum Investor III                          62,541     14.19        887,670      8.73%      0.70%       8.44%
   Platinum Investor FlexDirector                     65     10.63            689      0.00%      0.70%       6.27%
   Platinum Investor PLUS                          6,150     13.15         80,902      7.70%      0.70%       8.44%
   Platinum Investor Survivor                      1,282     13.99         17,943      4.60%      0.40%       8.77%
   Platinum Investor Survivor II                   1,337     13.51         18,073     11.52%      0.75%       8.39%
Putnam VT Growth and Income Fund -
   Class IB
   Corporate America                             499,841     11.25      5,623,805      1.35%      0.35%      10.72%
   Platinum Investor I & II                      491,902     11.66      5,734,037      1.53%      0.75%      10.28%
   Platinum Investor III                         524,351     10.53      5,520,350      1.50%      0.70%      10.34%
   Platinum Investor FlexDirector                  9,148     10.55         96,528      0.00%      0.70%       5.52%
   Platinum Investor PLUS                         26,657     11.78        314,093      1.26%      0.70%      10.34%
   Platinum Investor Survivor                     66,114     11.24        743,001      1.40%      0.40%      10.67%

                                   VL-R-99

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                           Investment
                                                                             Income     Expense      Total
Divisions                                  Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund -
   Class IB - Continued
   Platinum Investor Survivor II            4,481    $11.56    $   51,804     1.48%      0.75%      10.28%
Putnam VT International Growth and
   Income Fund - Class IB
   Corporate America                        2,293     11.09        25,426     0.85%      0.35%      20.56%
   Platinum Investor I & II               204,673     12.88     2,635,270     1.20%      0.75%      20.08%
   Platinum Investor III                  191,264     11.40     2,179,999     1.28%      0.70%      20.14%
   Platinum Investor FlexDirector             112     11.31         1,269     0.00%      0.70%      13.08%
   Platinum Investor PLUS                   8,737     13.39       117,028     0.86%      0.70%      20.14%
   Platinum Investor Survivor              37,612     11.07       416,520     1.18%      0.40%      20.50%
   Platinum Investor Survivor II            7,551     14.56       109,912     1.49%      0.75%      20.08%
Putnam VT Small Cap Value
   Fund - Class IB
   AG Legacy Plus                          25,092     19.81       497,060     0.34%      0.75%      25.27%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                          15,137      5.56        84,219     0.00%      0.75%      17.72%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                          57,401      5.76       330,363     0.24%      0.75%       4.25%
Safeco RST Core Equity Portfolio
   Platinum Investor I & II                    --      9.17            --     2.18%      0.75%       4.59%
   Platinum Investor III                       --      8.00            --     2.43%      0.70%       4.64%
   Platinum Investor PLUS                      --     10.96            --     2.43%      0.70%       4.64%
   Platinum Investor Survivor                  --      7.68            --     2.59%      0.40%       4.94%
   Platinum Investor Survivor II               --      9.67            --     4.87%      0.75%       4.59%
Safeco RST Growth
   Opportunities Portfolio
   Corporate America                           --     10.51            --     0.00%      0.35%      18.54%
   Platinum Investor I & II                    --     10.26            --     0.00%      0.75%      18.09%
   Platinum Investor III                       --     10.98            --     0.00%      0.70%      18.15%
   Platinum Investor PLUS                      --     11.86            --     0.00%      0.70%      18.15%
   Platinum Investor Survivor                  --     10.50            --     0.00%      0.40%      18.48%
   Platinum Investor Survivor II               --     12.30            --     0.00%      0.75%      18.09%
Scudder VIT EAFE Equity Index
   Fund - Class A
   Legacy Plus                                 --      9.81            --     0.00%      0.75%      18.18%
Scudder VIT Equity 500 Index
   Fund - Class A
   Legacy Plus                              1,857     10.15        18,849     1.05%      0.75%       9.77%
SunAmerica Aggressive Growth
   Portfolio - Class 1
   Platinum Investor I & II                 7,269     11.57        84,137     0.00%      0.75%      15.91%
   Platinum Investor III                   29,137     11.59       337,687     0.00%      0.70%      15.97%
   Platinum Investor PLUS                   6,198     12.31        76,281     0.00%      0.70%      15.97%
   Platinum Investor Survivor               1,019     11.68        11,899     0.00%      0.40%      16.32%
   Platinum Investor Survivor II              448     11.57         5,190     0.00%      0.75%      15.91%
SunAmerica - SunAmerica Balanced
   Portfolio - Class 1
   Platinum Investor I & II                   247     10.72         2,648     1.65%      0.75%       5.98%
   Platinum Investor III                   52,736     10.73       565,994     1.80%      0.70%       6.03%
   Platinum Investor PLUS                  13,740     11.07       152,117     1.70%      0.70%       6.03%
   Platinum Investor Survivor II            1,250     10.72        13,403     1.57%      0.75%       5.98%
UIF Equity Growth Portfolio -
   Class I Shares
   Platinum Investor I & II               288,941     10.27     2,966,331     0.17%      0.75%       6.97%
   Platinum Investor III                   79,302      6.89       546,540     0.18%      0.70%       7.02%
   Platinum Investor PLUS                   4,155     10.98        45,596     0.19%      0.70%       7.02%
   Platinum Investor Survivor              23,521      6.57       154,598     0.17%      0.40%       7.34%
   Platinum Investor Survivor II              219      9.69         2,122     0.12%      0.75%       6.97%

                                    VL-R-100

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------
UIF High Yield Portfolio -
   Class I Shares
   Platinum Investor I & II                  93,804    $11.14    $ 1,044,759     5.86%      0.75%       8.67%
   Platinum Investor III                     28,634     11.55        330,711     6.14%      0.70%       8.72%
   Platinum Investor FlexDirector             1,735     10.79         18,729     0.00%      0.70%       7.94%
   Platinum Investor PLUS                     2,194     12.90         28,302     5.96%      0.70%       8.72%
   Platinum Investor Survivor                24,176     10.83        261,899     6.03%      0.40%       9.05%
   Platinum Investor Survivor II              4,234     12.59         53,299     5.42%      0.75%       8.67%
VALIC Company I International
   Equities Fund
   AG Legacy Plus                            20,142      8.21        165,429     1.50%      0.75%      16.98%
   Platinum Investor I & II                  70,577     10.54        743,609     1.09%      0.75%      16.98%
   Platinum Investor III                     86,492      9.11        788,095     1.37%      0.70%      17.03%
   Platinum Investor FlexDirector               349     11.20          3,911     0.09%      0.70%      12.00%
   Platinum Investor PLUS                     8,032     11.93         95,823     1.49%      0.70%      17.03%
   Platinum Investor Survivor                13,559      8.07        109,465     1.43%      0.40%      17.39%
   Platinum Investor Survivor II              1,307     12.40         16,207     1.14%      0.75%      16.98%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                            24,611     12.87        316,673     0.81%      0.75%      15.18%
   Corporate America                          6,003     13.98         83,891     0.79%      0.35%      15.64%
   Corporate America
      (reduced surrender charge)                704     11.26          7,926     0.79%      0.65%      12.64%
   Platinum Investor I & II                 396,205     19.08      7,558,938     0.79%      0.75%      15.18%
   Platinum Investor III                    430,957     12.53      5,400,920     0.82%      0.70%      15.24%
   Platinum Investor PLUS                    37,895     12.90        488,950     0.92%      0.70%      15.24%
   Platinum Investor Survivor                67,872     13.96        947,463     0.83%      0.40%      15.58%
   Platinum Investor Survivor II             46,722     14.07        657,610     0.73%      0.75%      15.18%
VALIC Company I Money Market I Fund
   AG Legacy Plus                            51,953     10.52        546,390     0.80%      0.75%       0.05%
   Corporate America                          6,349     10.94         69,436     0.34%      0.35%       0.45%
   Corporate America
      (reduced surrender charge)             27,087     10.02        271,377     0.34%      0.65%       0.19%
   Legacy Plus                                1,086     11.08         12,032     0.81%      0.75%       0.05%
   Platinum Investor I & II                 947,402     11.59     10,981,940     0.74%      0.75%       0.05%
   Platinum Investor III                  1,222,031     10.44     12,755,775     0.72%      0.70%       0.10%
   Platinum Investor FlexDirector             4,886     10.01         48,931     0.86%      0.70%       0.14%
   Platinum Investor PLUS                   108,353     10.03      1,086,673     0.58%      0.70%       0.10%
   Platinum Investor Survivor               356,356     10.92      3,892,926     0.76%      0.40%       0.40%
   Platinum Investor Survivor II            485,564     10.05      4,880,633     0.82%      0.75%       0.05%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                 195,759      4.85        949,081     0.58%      0.75%       9.23%
   Platinum Investor III                    480,541      4.76      2,289,462     0.56%      0.70%       9.28%
   Platinum Investor FlexDirector                48     10.78            516     1.00%      0.70%       7.84%
   Platinum Investor PLUS                    11,709     13.66        159,943     0.73%      0.70%       9.28%
   Platinum Investor Survivor                29,567      4.92        145,457     0.65%      0.40%       9.61%
   Platinum Investor Survivor II             11,333     10.28        116,455     1.05%      0.75%       9.23%
VALIC Company I
   Science & Technology Fund
   Platinum Investor I & II                  92,336      3.95        364,650     0.00%      0.75%       0.04%
   Platinum Investor III                    193,053      3.92        756,120     0.00%      0.70%       0.09%
   Platinum Investor FlexDirector                51      9.96            507     0.00%      0.70%      -0.41%
   Platinum Investor PLUS                     3,497     12.14         42,443     0.00%      0.70%       0.09%
   Platinum Investor Survivor                16,097      4.01         64,505     0.00%      0.40%       0.39%
   Platinum Investor Survivor II              1,081      9.11          9,847     0.00%      0.75%       0.04%
VALIC Company I Small Cap Index Fund
   Corporate America                          4,416     13.46         59,441     0.82%      0.35%      17.48%

                                    VL-R-101

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                              Investment
                                                                                Income     Expense      Total
Divisions                                   Units    Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
---------------------------------------------------------------------------------------------------------------
VALIC Company I Small Cap Index
   Fund - Continued
   Platinum Investor I & II                 107,394    $13.24    $ 1,421,650     0.84%      0.75%      17.01%
   Platinum Investor III                    215,034     13.03      2,802,678     0.82%      0.70%      17.07%
   Platinum Investor FlexDirector                32     10.97            349     0.46%      0.70%       9.69%
   Platinum Investor PLUS                    23,667     13.79        326,254     0.98%      0.70%      17.07%
   Platinum Investor Survivor                20,859     13.43        280,186     0.85%      0.40%      17.42%
   Platinum Investor Survivor II              3,333     14.83         49,411     0.84%      0.75%      17.01%
VALIC Company I Stock Index Fund
   AG Legacy Plus                            70,818      8.35        591,082     1.57%      0.75%       9.68%
   Corporate America                         14,690      8.36        122,821     1.54%      0.35%      10.12%
   Platinum Investor I & II               1,406,720     11.44     16,087,376     1.55%      0.75%       9.68%
   Platinum Investor III                  1,990,719      8.65     17,228,974     1.55%      0.70%       9.74%
   Platinum Investor FlexDirector                87     10.55            916     0.00%      0.70%       5.46%
   Platinum Investor PLUS                    63,224     11.86        749,828     1.64%      0.70%       9.74%
   Platinum Investor Survivor               437,170      8.35      3,650,823     1.50%      0.40%      10.07%
   Platinum Investor Survivor II             40,549     11.04        447,627     1.55%      0.75%       9.68%
Van Kampen LIT Emerging Growth
   Portfolio - Class I
   AG Legacy Plus                            11,991      4.75         56,964     0.00%      0.75%       6.23%
Van Kampen LIT Government
   Portfolio - Class I
   AG Legacy Plus                            13,807     12.90        178,108     4.89%      0.75%       3.39%
Van Kampen LIT Growth and Income
   Portfolio - Class I
   Platinum Investor I & II                 191,703     11.93      2,287,879     0.96%      0.75%      13.52%
   Platinum Investor III                    242,172     11.95      2,894,060     0.90%      0.70%      13.58%
   Platinum Investor FlexDirector                32     10.83            343     0.00%      0.70%       8.26%
   Platinum Investor PLUS                    16,160     12.18        196,763     0.82%      0.70%      13.58%
   Platinum Investor Survivor                16,686     12.05        201,015     1.03%      0.40%      13.92%
   Platinum Investor Survivor II              6,375     11.93         76,084     0.94%      0.75%      13.52%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor I & II                 100,018     12.76      1,276,287     7.19%      0.75%       7.71%
   Platinum Investor III                    330,232     12.86      4,246,662     6.58%      0.70%       7.77%
   Platinum Investor FlexDirector                32     10.66            337     0.00%      0.70%       6.58%
   Platinum Investor PLUS                    22,057     12.37        272,761     4.95%      0.70%       7.77%
   Platinum Investor Survivor                86,078     12.95      1,114,534     1.13%      0.40%       8.09%
   Platinum Investor Survivor II             23,456     12.65        296,797     2.45%      0.75%       7.71%
Vanguard VIF REIT Index Portfolio
   Corporate America                            708     22.10         15,640     4.59%      0.35%      30.06%
   Platinum Investor I & II                  99,576     21.74      2,164,676     2.49%      0.75%      29.54%
   Platinum Investor III                    303,258     21.75      6,594,879     2.48%      0.70%      29.60%
   Platinum Investor FlexDirector             3,849     12.10         46,590     0.00%      0.70%      21.03%
   Platinum Investor PLUS                    40,045     16.36        655,114     2.42%      0.70%      29.60%
   Platinum Investor Survivor                30,818     22.06        679,778     2.05%      0.40%      29.99%
   Platinum Investor Survivor II             23,561     18.94        446,319     1.46%      0.75%      29.54%

                                    VL-R-102

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                           Investment
                                                                             Income     Expense      Total
Divisions                                  Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund -
   Series I
   AG Legacy Plus                          17,769    $ 6.53    $  116,061      0.48%      0.75%      28.10%
   Corporate America                        6,858      6.30        43,188      0.57%      0.35%      28.61%
   Platinum Investor I & II               328,864      9.04     2,972,642      0.51%      0.75%      28.10%
   Platinum Investor III                  120,999      7.59       917,986      0.60%      0.70%      28.16%
   Platinum Investor PLUS                   3,813     10.50        40,027      0.82%      0.70%      28.16%
   Platinum Investor Survivor              46,420      6.29       292,156      0.52%      0.40%      28.55%
   Platinum Investor Survivor II            1,195     11.00        13,144      0.51%      0.75%      28.10%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                        5,993      5.92        35,462      0.30%      0.35%      24.64%
   Legacy Plus                                 --      6.34            --      0.00%      0.75%      20.44%
   Platinum Investor I & II               856,369      9.47     8,106,816      0.29%      0.75%      24.15%
   Platinum Investor III                  433,128      7.04     3,047,453      0.33%      0.70%      24.21%
   Platinum Investor PLUS                   8,904     10.21        90,916      0.46%      0.70%      24.21%
   Platinum Investor Survivor             109,492      5.91       647,508      0.31%      0.40%      24.58%
   Platinum Investor Survivor II            4,149      8.81        36,534      0.33%      0.75%      24.15%
Alger American Leveraged AllCap
   Portfolio - Class O Shares
   Platinum Investor III                   18,007     12.05       217,007      0.00%      0.70%      20.51%
   Platinum Investor PLUS                   1,206     12.05        14,534      0.00%      0.70%      20.51%
   Platinum Investor Survivor                 138     12.08         1,666      0.00%      0.40%      20.75%
   Platinum Investor Survivor II              103     12.05         1,236      0.00%      0.75%      20.47%
Alger American MidCap Growth Portfolio -
   Class O Shares
   Platinum Investor III                   18,785     13.58       255,035      0.00%      0.70%      35.76%
   Platinum Investor PLUS                     985     13.58        13,374      0.00%      0.70%      35.76%
   Platinum Investor Survivor               2,174     13.60        29,576      0.00%      0.40%      36.03%
   Platinum Investor Survivor II              343     13.57         4,651      0.00%      0.75%      35.72%
American Century VP Value Fund - Class I
   AG Legacy Plus                          30,836     14.83       457,376      1.07%      0.75%      28.00%
   Corporate America                        4,675     13.57        63,443      1.07%      0.35%      28.51%
   Platinum Investor I & II               210,667     13.40     2,822,824      0.96%      0.75%      28.00%
   Platinum Investor III                  369,463     13.31     4,919,113      0.80%      0.70%      28.06%
   Platinum Investor PLUS                  20,510     11.28       231,350      0.69%      0.70%      28.06%
   Platinum Investor Survivor              25,525     13.55       345,829      0.72%      0.40%      28.44%
   Platinum Investor Survivor II           66,916     11.80       789,838      0.79%      0.75%      28.00%
Ayco Growth Fund
   Platinum Investor I & II                    --      8.36            --      0.47%      0.75%      26.35%
   Platinum Investor III                       --      8.38            --      0.52%      0.70%      26.41%
   Platinum Investor PLUS                      --     10.23            --    120.86%      0.70%      26.41%
   Platinum Investor Survivor                  --      8.45            --      0.86%      0.40%      26.78%
   Platinum Investor Survivor II               --      8.89            --      0.83%      0.75%      26.35%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                46,817      7.43       347,984      0.00%      0.75%      47.44%
   Platinum Investor III                  114,690      7.28       834,569      0.00%      0.70%      47.51%
   Platinum Investor PLUS                   3,837     11.62        44,567      0.00%      0.70%      47.51%
   Platinum Investor Survivor               4,530      7.52        34,045      0.00%      0.40%      47.95%
   Platinum Investor Survivor II              749     11.01         8,249      0.00%      0.75%      47.44%
Dreyfus IP MidCap Stock Portfolio -
   Initial Shares
   Platinum Investor I & II                73,021     10.70       781,298      0.29%      0.75%      30.74%
   Platinum Investor III                  161,611     10.52     1,699,951      0.30%      0.70%      30.80%
   Platinum Investor PLUS                  11,054     11.05       122,113      0.39%      0.70%      30.80%
   Platinum Investor Survivor              18,763     10.82       202,999      0.27%      0.40%      31.20%

                                    VL-R-103

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                           Investment
                                                                             Income     Expense      Total
Divisions                                  Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio -
   Initial Shares - Continued
   Platinum Investor Survivor II            4,400    $12.11    $   53,278     0.36%       0.75%      30.74%
Dreyfus VIF Developing Leaders Portfolio
   - Initial Shares
   Corporate America                       12,360     10.38       128,308     0.03%       0.35%      31.23%
   Platinum Investor I & II               405,482     12.59     5,106,276     0.03%       0.75%      30.71%
   Platinum Investor III                  377,518      9.70     3,660,894     0.03%       0.70%      30.77%
   Platinum Investor PLUS                  14,951     10.47       156,515     0.04%       0.70%      30.77%
   Platinum Investor Survivor              58,620     10.37       608,130     0.04%       0.40%      31.16%
   Platinum Investor Survivor II           43,134     11.38       490,913     0.04%       0.75%      30.71%
Dreyfus VIF Quality Bond Portfolio -
   Initial Shares
   Corporate America                        7,084     12.97        91,852     4.08%       0.35%       4.58%
   Platinum Investor I & II               351,864     12.99     4,571,955     3.97%       0.75%       4.16%
   Platinum Investor III                  210,671     12.30     2,591,291     4.04%       0.70%       4.21%
   Platinum Investor PLUS                  12,455     10.90       135,822     4.16%       0.70%       4.21%
   Platinum Investor Survivor              22,659     12.96       293,621     4.08%       0.40%       4.52%
   Platinum Investor Survivor II            4,881     10.95        53,463     4.05%       0.75%       4.16%
Fidelity VIP Asset Manager Portfolio -
   Service Class 2
   AG Legacy Plus                          13,924     10.24       142,609     2.47%       0.75%      16.78%
   Platinum Investor I & II               194,550      9.75     1,896,730     3.14%       0.75%      16.78%
   Platinum Investor III                  146,922      9.72     1,428,653     2.37%       0.70%      16.84%
   Platinum Investor PLUS                   7,471     11.12        83,043     1.34%       0.70%      16.84%
   Platinum Investor Survivor               8,861      9.86        87,351     3.52%       0.40%      17.19%
   Platinum Investor Survivor II            7,874     10.86        85,505     2.22%       0.75%      16.78%
Fidelity VIP Contrafund Portfolio -
   Service Class 2
   AG Legacy Plus                          37,472     10.85       406,531     0.24%       0.75%      27.24%
   Corporate America                        5,102      9.63        49,147     0.29%       0.35%      27.75%
   Platinum Investor I & II               275,267      9.51     2,618,131     0.26%       0.75%      27.24%
   Platinum Investor III                  578,962      9.38     5,432,050     0.23%       0.70%      27.30%
   Platinum Investor PLUS                  28,350     11.23       318,302     0.09%       0.70%      27.30%
   Platinum Investor Survivor              37,768      9.62       363,221     0.54%       0.40%      27.68%
   Platinum Investor Survivor II            8,993     11.84       106,506     0.19%       0.75%      27.24%
Fidelity VIP Equity-Income Portfolio -
   Service Class 2
   AG Legacy Plus                          53,210      9.98       531,275     1.36%       0.75%      29.06%
   Corporate America                       19,278     10.22       197,063     1.46%       0.35%      29.57%
   Platinum Investor I & II               301,311     10.09     3,041,231     1.46%       0.75%      29.06%
   Platinum Investor III                  618,890     10.10     6,252,170     1.23%       0.70%      29.12%
   Platinum Investor PLUS                  28,808     10.88       313,370     0.72%       0.70%      29.12%
   Platinum Investor Survivor              65,789     10.21       671,430     2.70%       0.40%      29.51%
   Platinum Investor Survivor II           31,375     11.04       346,431     1.49%       0.75%      29.06%
Fidelity VIP Growth Portfolio - Service
   Class 2
   AG Legacy Plus                          25,346      7.93       201,055     0.10%       0.75%      31.55%
   Corporate America                        5,536      6.72        37,208     0.10%       0.35%      32.08%
   Platinum Investor I & II               301,685      6.64     2,002,210     0.10%       0.75%      31.55%
   Platinum Investor III                  806,359      6.57     5,300,495     0.09%       0.70%      31.62%
   Platinum Investor PLUS                  35,338     10.58       373,837     0.03%       0.70%      31.62%
   Platinum Investor Survivor              84,756      6.71       568,779     0.20%       0.40%      32.01%
   Platinum Investor Survivor II           33,499      9.41       315,255     0.11%       0.75%      31.55%
Fidelity VIP Mid Cap Portfolio - Service
   Class 2
   Platinum Investor I & II                13,930     14.00       194,978     0.00%       0.75%      39.97%
   Platinum Investor III                    7,590     14.00       106,267     0.00%       0.70%      40.01%
   Platinum Investor PLUS                   1,083     14.00        15,161     0.00%       0.70%      40.01%

                                    VL-R-104

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                             Investment
                                                                               Income     Expense      Total
Divisions                                  Units   Unit Value   Net Assets   Ratio (a)   Ratio (b)  Return (c)
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service
   Class 2 - Continued
   Platinum Investor Survivor II              646    $14.00    $     9,039      0.00%       0.75%      39.97%
Franklin Templeton Franklin Small Cap
   Fund - Class 2
   AG Legacy Plus                          21,351      6.34        135,309      0.00%       0.75%      36.22%
Franklin Templeton Franklin Small Cap
   Value Securities Fund - Class 2
   Platinum Investor I & II                   823     13.27         10,925      0.00%       0.75%      32.71%
   Platinum Investor III                   13,920     13.28        184,793      0.01%       0.70%      32.75%
   Platinum Investor PLUS                   2,274     13.28         30,194      0.00%       0.70%      32.75%
   Platinum Investor Survivor                 954     13.30         12,687      0.00%       0.40%      33.02%
   Platinum Investor Survivor II              407     13.27          5,400      0.00%       0.75%      32.71%
Franklin Templeton Franklin U.S.
   Government Fund - Class 2
   Platinum Investor I & II                29,978     11.09        332,384      4.44%       0.75%       1.45%
   Platinum Investor III                  993,247     11.10     11,023,739      4.48%       0.70%       1.50%
   Platinum Investor PLUS                  32,257     10.74        346,310      8.97%       0.70%       1.50%
   Platinum Investor Survivor                 307     11.17          3,422      9.35%       0.40%       1.81%
   Platinum Investor Survivor II            4,440     11.09         49,231      2.42%       0.75%       1.45%
Franklin Templeton Mutual Shares
   Securities Fund - Class 2
   Platinum Investor I & II                24,270     10.88        264,074      0.65%       0.75%      24.21%
   Platinum Investor III                  498,453     10.89      5,428,832      1.01%       0.70%      24.28%
   Platinum Investor PLUS                   9,047     10.71         96,887      0.81%       0.70%      24.28%
   Platinum Investor Survivor               2,452     10.96         26,861      0.59%       0.40%      24.65%
   Platinum Investor Survivor II           16,089     10.88        175,057      0.99%       0.75%      24.21%
Franklin Templeton Templeton Foreign
   Securities Fund - Class 2
   AG Legacy Plus                          13,455      8.43        113,465      1.09%       0.75%      31.23%
   Platinum Investor I & II                54,774     10.55        578,054      1.04%       0.75%      31.23%
   Platinum Investor III                  514,133     10.56      5,431,242      1.63%       0.70%      31.29%
   Platinum Investor PLUS                   4,611     10.21         47,094      0.83%       0.70%      31.29%
   Platinum Investor Survivor               5,955     10.63         63,285      0.15%       0.40%      31.69%
   Platinum Investor Survivor II           26,168     10.55        276,165      1.34%       0.75%      31.23%
Goldman Sachs VIT Capital Growth Fund -
   Institutional Shares
   Platinum Investor I & II                14,861      8.55        127,035      0.00%       0.75%       2.21%
   Platinum Investor III                   16,224      8.56        138,901      0.00%       0.70%       2.22%
   Platinum Investor PLUS                     115     10.46          1,202      0.00%       0.70%       2.22%
   Platinum Investor Survivor             740,038      8.64      6,394,727      0.00%       0.40%       2.23%
   Platinum Investor Survivor II          202,510      9.08      1,839,317      0.00%       0.75%       2.21%
Janus Aspen International Growth
   Portfolio - Service Shares
   Corporate America                        3,219      6.78         21,839      1.12%       0.35%      34.06%
   Platinum Investor I & II                84,575      6.70        566,508      0.97%       0.75%      33.53%
   Platinum Investor III                  184,544      6.65      1,227,085      0.93%       0.70%      33.60%
   Platinum Investor PLUS                   3,647     10.66         38,856      0.94%       0.70%      33.60%
   Platinum Investor Survivor              35,446      6.77        240,071      1.09%       0.40%      34.00%
   Platinum Investor Survivor II            4,343     10.53         45,738      1.20%       0.75%      33.53%
Janus Aspen Mid Cap Growth Portfolio -
   Service Shares
   Corporate America                        2,344      4.50         10,540      0.00%       0.35%      34.29%
   Platinum Investor I & II                52,305      4.44        232,264      0.00%       0.75%      33.76%
   Platinum Investor III                  377,143      4.33      1,633,083      0.00%       0.70%      33.82%
   Platinum Investor PLUS                   6,125     11.31         69,306      0.00%       0.70%      33.82%
   Platinum Investor Survivor              29,454      4.49        132,254      0.00%       0.40%      34.23%
   Platinum Investor Survivor II              996     10.11         10,066      0.00%       0.75%      33.76%
Janus Aspen Worldwide Growth Portfolio -
   Service Shares
   Corporate America                       10,759      6.34         68,223      0.91%       0.35%      23.25%

                                    VL-R-105

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                            Investment
                                                                              Income     Expense      Total
Divisions                                  Units   Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio -
   Service Shares - Continued
   Platinum Investor I & II               128,751    $ 6.26     $  806,098     0.94%      0.75%      22.76%
   Platinum Investor III                  314,555      6.20      1,951,654     0.84%      0.70%      22.82%
   Platinum Investor PLUS                   8,332      9.91         82,556     0.88%      0.70%      22.82%
   Platinum Investor Survivor              36,703      6.33        232,358     0.94%      0.40%      23.19%
   Platinum Investor Survivor II           28,353      9.49        269,186     0.61%      0.75%      22.76%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                    39     12.37            482     0.00%      0.75%      23.67%
   Platinum Investor III                    9,332     12.37        115,457     0.00%      0.70%      23.72%
   Platinum Investor PLUS                     139     12.37          1,723     0.00%      0.70%      23.72%
   Platinum Investor Survivor II              359     12.37          4,435     0.00%      0.75%      23.67%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                24,698      9.04        223,279     0.00%      0.75%      34.96%
   Platinum Investor III                   62,123      8.89        552,395     0.00%      0.70%      35.03%
   Platinum Investor PLUS                   1,545     11.07         17,103     0.00%      0.70%      35.03%
   Platinum Investor Survivor               1,101      9.14         10,060     0.00%      0.40%      35.43%
   Platinum Investor Survivor II              469     11.62          5,450     0.00%      0.75%      34.96%
MFS VIT Capital Opportunities Series -
   Initial Class
   Corporate America                        3,396      6.05         20,562     0.21%      0.35%      26.94%
   Platinum Investor I & II               123,819      5.98        740,269     0.26%      0.75%      26.44%
   Platinum Investor III                  351,732      6.03      2,121,183     0.22%      0.70%      26.50%
   Platinum Investor PLUS                  13,208     10.16        134,162     0.13%      0.70%      26.50%
   Platinum Investor Survivor              42,350      6.05        256,019     0.22%      0.40%      26.88%
   Platinum Investor Survivor II            2,444      9.26         22,624     0.23%      0.75%      26.44%
MFS VIT Emerging Growth Series - Initial
   Class
   AG Legacy Plus                           9,716      9.57         92,944     0.00%      0.75%      29.25%
   Corporate America                        1,272      4.40          5,594     0.00%      0.35%      29.77%
   Platinum Investor I & II               707,829      9.31      6,592,132     0.00%      0.75%      29.25%
   Platinum Investor III                  710,798      4.93      3,503,311     0.00%      0.70%      29.32%
   Platinum Investor PLUS                  10,988     10.38        114,037     0.00%      0.70%      29.32%
   Platinum Investor Survivor             128,450      4.39        564,347     0.00%      0.40%      29.71%
   Platinum Investor Survivor II            2,081      8.93         18,588     0.00%      0.75%      29.25%
MFS VIT New Discovery Series - Initial
   Class
   AG Legacy Plus                          11,867      7.40         87,852     0.00%      0.75%      32.72%
   Corporate America                        4,165      8.03         33,449     0.00%      0.35%      33.25%
   Platinum Investor I & II               118,366      7.93        938,613     0.00%      0.75%      32.72%
   Platinum Investor III                  209,507      7.76      1,626,577     0.00%      0.70%      32.79%
   Platinum Investor PLUS                   7,988     10.55         84,253     0.00%      0.70%      32.79%
   Platinum Investor Survivor              12,890      8.02        103,356     0.00%      0.40%      33.18%
   Platinum Investor Survivor II           20,459     10.17        208,046     0.00%      0.75%      32.72%
MFS VIT Research Series - Initial Class
   Corporate America                        3,197      6.60         21,110     0.49%      0.35%      24.27%
   Platinum Investor I & II                45,499      6.52        296,621     0.62%      0.75%      23.77%
   Platinum Investor III                  127,774      6.49        829,360     0.60%      0.70%      23.84%
   Platinum Investor PLUS                   3,326     10.26         34,120     0.32%      0.70%      23.84%
   Platinum Investor Survivor              10,143      6.59         66,864     0.69%      0.40%      24.21%
   Platinum Investor Survivor II            3,856      9.56         36,872     0.50%      0.75%      23.77%
MFS VIT Total Return Series - Initial
   Class
   AG Legacy Plus                         133,539      5.64        752,783     1.61%      0.75%      15.45%
Neuberger Berman AMT Mid-Cap Growth
   Portfolio - Class I
   Corporate America                        1,001      5.61          5,612     0.00%      0.35%      27.62%

                                    VL-R-106

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                           Investment
                                                                             Income     Expense      Total
Divisions                                  Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth
   Portfolio - Class I - Continued
   Platinum Investor I & II                51,089    $ 5.54    $  282,942     0.00%      0.75%      27.11%
   Platinum Investor III                  246,565      5.44     1,342,011     0.00%      0.70%      27.18%
   Platinum Investor PLUS                   9,135     10.15        92,709     0.00%      0.70%      27.18%
   Platinum Investor Survivor              14,189      5.60        79,457     0.00%      0.40%      27.56%
   Platinum Investor Survivor II            6,290      9.32        58,612     0.00%      0.75%      27.11%
Neuberger Berman AMT Partners Portfolio
   - Class I
   AG Legacy Plus                          12,144      9.60       116,594     0.00%      0.75%      34.08%
Oppenheimer Balanced Fund/VA -
   Non-Service Shares
   Platinum Investor I & II                     2     11.87            18     0.00%      0.75%      18.74%
   Platinum Investor III                    5,675     11.88        67,413     0.00%      0.70%      18.78%
   Platinum Investor PLUS                     491     11.88         5,829     0.00%      0.70%      18.78%
   Platinum Investor Survivor                 433     11.90         5,158     0.00%      0.40%      19.02%
   Platinum Investor Survivor II            3,197     11.87        37,965     0.00%      0.75%      18.74%
Oppenheimer Global Securities Fund/VA -
   Non-Service Shares
   Platinum Investor I & II                 2,681     14.22        38,121     0.00%      0.75%      42.19%
   Platinum Investor III                    7,964     14.22       113,286     0.00%      0.70%      42.24%
   Platinum Investor PLUS                     254     14.22         3,614     0.00%      0.70%      42.24%
   Platinum Investor Survivor               1,271     14.25        18,122     0.00%      0.40%      42.53%
   Platinum Investor Survivor II              316     14.22         4,494     0.00%      0.75%      42.19%
Oppenheimer High Income Fund/VA -
   Non-Service Shares
   AG Legacy Plus                           6,177     11.57        71,478     9.13%      0.75%      23.03%
PIMCO VIT Real Return Portfolio -
   Administrative Class
   AG Legacy Plus                          46,648     12.95       604,251     2.34%      0.75%       8.04%
   Corporate America                        2,415     14.29        34,504     2.87%      0.35%       8.47%
   Platinum Investor I & II               115,773     14.11     1,633,587     2.41%      0.75%       8.04%
   Platinum Investor III                  357,225     14.16     5,058,921     2.55%      0.70%       8.10%
   Platinum Investor PLUS                  19,594     11.96       234,262     2.38%      0.70%       8.10%
   Platinum Investor Survivor              55,992     14.27       798,850     2.66%      0.40%       8.42%
   Platinum Investor Survivor II           12,541     12.12       152,019     2.32%      0.75%       8.04%
PIMCO VIT Short-Term Portfolio -
   Administrative Class
   Corporate America                       15,920     11.19       178,227     1.65%      0.35%       1.69%
   Platinum Investor I & II               198,676     11.05     2,196,210     2.23%      0.75%       1.29%
   Platinum Investor III                  136,457     11.06     1,509,539     1.59%      0.70%       1.34%
   Platinum Investor PLUS                   5,065     10.30        52,148     1.40%      0.70%       1.34%
   Platinum Investor Survivor              22,482     11.18       251,288     1.66%      0.40%       1.64%
   Platinum Investor Survivor II           29,761     10.40       309,375     1.79%      0.75%       1.29%
PIMCO VIT Total Return Portfolio -
   Administrative Class
   AG Legacy Plus                          35,437     11.94       423,015     2.68%      0.75%       4.26%
   Corporate America                        6,930     12.67        87,796     3.00%      0.35%       4.68%
   Platinum Investor I & II               258,775     12.51     3,237,164     2.85%      0.75%       4.26%
   Platinum Investor III                  437,126     12.57     5,495,000     2.98%      0.70%       4.31%
   Platinum Investor PLUS                  24,496     10.96       268,413     2.72%      0.70%       4.31%
   Platinum Investor Survivor              51,352     12.65       649,546     2.80%      0.40%       4.63%
   Platinum Investor Survivor II           52,389     11.07       579,689     3.31%      0.75%       4.26%
Putnam VT Diversified Income Fund -
   Class IB
   AG Legacy Plus                           8,850     12.66       112,000     8.11%      0.75%      19.15%
   Corporate America                      294,605     12.87     3,792,813     7.25%      0.35%      19.63%
   Platinum Investor I & II                89,892     12.22     1,098,789     9.11%      0.75%      19.15%
   Platinum Investor III                   57,820     13.09       756,793     6.90%      0.70%      19.21%
   Platinum Investor PLUS                   4,230     12.13        51,314     3.90%      0.70%      19.21%

                                    VL-R-107

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                           Investment
                                                                             Income     Expense      Total
Divisions                                  Units   Unit Value  Net Assets   Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund -
   Class IB - Continued
   Platinum Investor Survivor               4,357    $12.87    $   56,062     8.28%      0.40%      19.57%
   Platinum Investor Survivor II              122     12.47         1,524     0.00%      0.75%      19.15%
Putnam VT Growth and Income Fund -
   Class IB
   Corporate America                      371,886     10.16     3,778,936     1.40%      0.35%      26.94%
   Platinum Investor I & II               509,573     10.57     5,386,247     1.85%      0.75%      26.43%
   Platinum Investor III                  467,361      9.54     4,459,408     1.57%      0.70%      26.49%
   Platinum Investor PLUS                  13,002     10.68       138,850     1.12%      0.70%      26.49%
   Platinum Investor Survivor              70,398     10.15       714,878     1.73%      0.40%      26.87%
   Platinum Investor Survivor II            4,092     10.48        42,897     1.32%      0.75%      26.43%
Putnam VT International Growth and
   Income Fund - Class IB
   Corporate America                        1,334      9.20        12,264     0.00%      0.35%      37.37%
   Platinum Investor I & II               239,580     10.72     2,568,951     1.40%      0.75%      36.82%
   Platinum Investor III                  198,598      9.49     1,884,181     1.43%      0.70%      36.89%
   Platinum Investor PLUS                   4,529     11.15        50,500     0.85%      0.70%      36.89%
   Platinum Investor Survivor              43,197      9.19       396,996     2.62%      0.40%      37.30%
   Platinum Investor Survivor II           12,397     12.12       150,271     1.33%      0.75%      36.82%
Putnam VT Small Cap Value Fund -
   Class IB
   AG Legacy Plus                          25,739     15.81       407,015     0.33%      0.75%      48.53%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                          15,464      4.73        73,086     0.00%      0.75%      32.17%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                          48,322      5.52       266,775     0.37%      0.75%      23.98%
Safeco RST Core Equity Portfolio
   Platinum Investor I & II               276,177      8.77     2,421,492     0.89%      0.75%      23.85%
   Platinum Investor III                   63,936      7.64       488,773     1.08%      0.70%      23.91%
   Platinum Investor PLUS                     838     10.47         8,774     1.36%      0.70%      23.91%
   Platinum Investor Survivor              32,237      7.31       235,796     1.04%      0.40%      24.28%
   Platinum Investor Survivor II              187      9.24         1,733     1.11%      0.75%      23.85%
Safeco RST Growth Opportunities
   Portfolio
   Corporate America                        3,371      8.87        29,895     0.00%      0.35%      42.44%
   Platinum Investor I & II               396,491      8.69     3,446,391     0.00%      0.75%      41.87%
   Platinum Investor III                  120,957      9.29     1,124,048     0.00%      0.70%      41.95%
   Platinum Investor PLUS                   3,567     10.04        35,811     0.00%      0.70%      41.95%
   Platinum Investor Survivor              17,018      8.86       150,834     0.00%      0.40%      42.37%
   Platinum Investor Survivor II           23,243     10.41       242,035     0.00%      0.75%      41.87%
Scudder VIT EAFE Equity Index Fund -
   Class A
   Legacy Plus                                 --      8.30            --     0.00%      0.75%      32.36%
Scudder VIT Equity 500 Index Fund -
   Class A
   Legacy Plus                              1,670      9.25        15,448     1.15%      0.75%      27.20%
SunAmerica Aggressive Growth Portfolio -
   Class 1
   Platinum Investor I & II                 7,575      9.99        75,636     0.00%      0.75%      27.50%
   Platinum Investor III                   14,418      9.99       144,087     0.00%      0.70%      27.56%
   Platinum Investor PLUS                   1,974     10.61        20,949     0.00%      0.70%      27.56%
   Platinum Investor Survivor II              329      9.99         3,284     0.00%      0.75%      27.50%
SunAmerica - SunAmerica Balanced
   Portfolio - Class 1
   Platinum Investor I & II                   195     10.11         1,968     2.38%      0.75%      14.26%
   Platinum Investor III                   28,434     10.12       287,813     2.66%      0.70%      14.31%
   Platinum Investor PLUS                   6,452     10.44        67,366     3.13%      0.70%      14.31%
   Platinum Investor Survivor II              407     10.11         4,119     0.00%      0.75%      14.26%

                                    VL-R-108

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                             Investment
                                                                               Income     Expense      Total
Divisions                                   Units    Unit Value  Net Assets  Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I
   Shares
   Platinum Investor I & II                 326,206    $ 9.60    $3,130,767    0.00%      0.75%      23.99%
   Platinum Investor III                     66,650      6.44       429,207    0.00%      0.70%      24.06%
   Platinum Investor PLUS                     1,975     10.26        20,256    0.00%      0.70%      24.06%
   Platinum Investor Survivor                30,141      6.12       184,561    0.00%      0.40%      24.43%
   Platinum Investor Survivor II                141      9.06         1,280    0.00%      0.75%      23.99%
UIF High Yield Portfolio - Class I
   Shares
   Platinum Investor I & II                 126,400     10.25     1,295,523    0.00%      0.75%      24.77%
   Platinum Investor III                     20,941     10.62       222,461    0.00%      0.70%      24.83%
   Platinum Investor PLUS                       432     11.86         5,121    0.00%      0.70%      24.83%
   Platinum Investor Survivor                24,802      9.93       246,395    0.00%      0.40%      25.21%
   Platinum Investor Survivor II              3,683     11.58        42,672    0.00%      0.75%      24.77%
VALIC Company I International Equities
   Fund
   AG Legacy Plus                            14,398      7.02       101,091    1.46%      0.75%      28.67%
   Platinum Investor I & II                 122,430      9.01     1,102,745    1.35%      0.75%      28.67%
   Platinum Investor III                     67,471      7.79       525,299    1.44%      0.70%      28.73%
   Platinum Investor PLUS                     3,724     10.19        37,962    2.18%      0.70%      28.73%
   Platinum Investor Survivor                12,165      6.88        83,664    1.61%      0.40%      29.12%
   Platinum Investor Survivor II                347     10.60         3,680    1.13%      0.75%      28.67%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                            19,915     11.17       222,472    0.66%      0.75%      34.11%
   Corporate America                          6,985     12.09        84,411    0.67%      0.35%      34.65%
   Platinum Investor I & II                 473,968     16.56     7,850,709    0.65%      0.75%      34.11%
   Platinum Investor III                    355,307     10.88     3,864,025    0.67%      0.70%      34.18%
   Platinum Investor PLUS                    15,183     11.20       169,998    0.77%      0.70%      34.18%
   Platinum Investor Survivor                65,007     12.08       785,117    0.67%      0.40%      34.58%
   Platinum Investor Survivor II             34,488     12.22       421,438    0.63%      0.75%      34.11%
VALIC Company I Money Market I Fund
   AG Legacy Plus                            54,423     10.51       572,075    0.59%      0.75%      -0.15%
   Corporate America                          5,236     10.89        57,007    0.20%      0.35%       0.25%
   Legacy Plus                                1,003     11.07        11,107    0.60%      0.75%      -0.15%
   Platinum Investor I & II               1,187,067     11.59    13,752,956    0.59%      0.75%      -0.15%
   Platinum Investor III                  1,157,750     10.43    12,072,544    0.64%      0.70%      -0.10%
   Platinum Investor PLUS                    98,210     10.02       983,952    0.77%      0.70%      -0.10%
   Platinum Investor Survivor               380,198     10.88     4,136,738    0.58%      0.40%       0.20%
   Platinum Investor Survivor II            506,784     10.05     5,091,299    0.62%      0.75%      -0.15%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                 175,463      4.44       778,806    0.00%      0.75%      48.16%
   Platinum Investor III                    458,384      4.36     1,998,388    0.00%      0.70%      48.24%
   Platinum Investor PLUS                     5,849     12.50        73,115    0.00%      0.70%      48.24%
   Platinum Investor Survivor                20,392      4.49        91,524    0.00%      0.40%      48.68%
   Platinum Investor Survivor II                162      9.41         1,520    0.00%      0.75%      48.16%
VALIC Company I Science & Technology
   Fund
   Platinum Investor I & II                  49,200      3.95       194,220    0.00%      0.75%      50.34%
   Platinum Investor III                    164,694      3.91       644,460    0.00%      0.70%      50.42%
   Platinum Investor PLUS                     2,392     12.13        29,006    0.00%      0.70%      50.42%
   Platinum Investor Survivor                13,270      3.99        52,968    0.00%      0.40%      50.87%
   Platinum Investor Survivor II                702      9.11         6,393    0.00%      0.75%      50.34%
VALIC Company I Small Cap Index Fund
   Corporate America                          4,923     11.46        56,403    0.54%      0.35%      45.95%
   Platinum Investor I & II                 132,279     11.31     1,496,516    0.51%      0.75%      45.37%

                                    VL-R-109

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                             Investment
                                                                               Income     Expense      Total
Divisions                                   Units    Unit Value  Net Assets  Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------
VALIC Company I Small Cap Index Fund -
   Continued
   Platinum Investor III                    150,669    $11.13    $1,677,464    0.50%      0.70%      45.44%
   Platinum Investor PLUS                     7,881     11.78        92,804    0.50%      0.70%      45.44%
   Platinum Investor Survivor                26,367     11.44       301,623    0.51%      0.40%      45.88%
   Platinum Investor Survivor II              1,939     12.67        24,572    0.55%      0.75%      45.37%
VALIC Company I Stock Index Fund
   AG Legacy Plus                            40,926      7.61       311,432    1.31%      0.75%      27.24%
   Corporate America                         14,966      7.59       113,624    1.35%      0.35%      27.75%
   Platinum Investor I & II               1,600,529     10.43    16,687,793    1.31%      0.75%      27.24%
   Platinum Investor III                  2,468,374      7.89    19,467,096    1.39%      0.70%      27.31%
   Platinum Investor PLUS                    42,167     10.81       455,713    1.42%      0.70%      27.31%
   Platinum Investor Survivor               685,168      7.59     5,198,479    1.33%      0.40%      27.69%
   Platinum Investor Survivor II            172,218     10.06     1,733,298    1.28%      0.75%      27.24%
Van Kampen LIT Emerging Growth Portfolio
   - Class I
   AG Legacy Plus                            13,282      4.47        59,393    0.00%      0.75%      26.39%
Van Kampen LIT Government Portfolio -
   Class I
   AG Legacy Plus                            13,082     12.48       163,224    4.12%      0.75%       0.99%
Van Kampen LIT Growth and Income
   Portfolio - Class I
   Platinum Investor I & II                 178,503     10.51     1,876,564    0.86%      0.75%      27.07%
   Platinum Investor III                    155,250     10.52     1,633,472    0.92%      0.70%      27.14%
   Platinum Investor PLUS                     9,593     10.72       102,840    0.39%      0.70%      27.14%
   Platinum Investor Survivor                15,154     10.57       160,247    1.05%      0.40%      27.52%
   Platinum Investor Survivor II              4,494     10.51        47,245    0.19%      0.75%      27.07%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor I & II                  73,461     11.85       870,269    5.46%      0.75%      16.00%
   Platinum Investor III                    203,425     11.93     2,427,400    4.89%      0.70%      16.05%
   Platinum Investor PLUS                     9,286     11.47       106,560    3.50%      0.70%      16.05%
   Platinum Investor Survivor                71,234     11.98       853,280    6.64%      0.40%      16.40%
   Platinum Investor Survivor II              3,152     11.75        37,022    4.95%      0.75%      16.00%
Vanguard VIF REIT Index Portfolio
   Corporate America                          3,843     17.00        65,316    4.03%      0.35%      35.01%
   Platinum Investor I & II                  79,522     16.78     1,334,528    3.21%      0.75%      34.47%
   Platinum Investor III                    239,528     16.78     4,019,190    3.13%      0.70%      34.54%
   Platinum Investor PLUS                    14,257     12.62       179,968    3.25%      0.70%      34.54%
   Platinum Investor Survivor                21,216     16.97       360,003    3.42%      0.40%      34.94%
   Platinum Investor Survivor II              9,515     14.62       139,141    2.95%      0.75%      34.47%

                                   VL-R-110

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2007, 2006, 2005, 2004, and 2003, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

     *    Fund Name Changes

     2004
     . Effective May 1, 2004, Oppenheimer Multiple Strategies Fund/VA - Non-Service Shares changed its name to Oppenheimer Balanced Fund/VA-Non-Service Shares.

     2005

     . Effective May 1, 2005, Franklin Templeton Franklin Small Cap Fund - Class 2 changed its name to Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2.

     2006
     . Effective August 15, 2006, Van Kampen LIT Emerging Growth Portfolio - Class I changed its name to Van Kampen LIT Strategic Growth Portfolio
          - Class I.
     . Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

     2007
     . Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.
     . Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

                                    VL-R-111

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of shareholder's equity, of comprehensive
(loss) income and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 29, 2008

                    American General Life Insurance Company

                          Consolidated Balance Sheet

                                                                        December 31,
                                                                  -------------------------
                                                                      2007         2006
                                                                  ------------ ------------
                                                                       (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair value
     (cost: 2007 -$48,237,992; 2006 - $49,672,653)                $ 48,613,346 $ 50,811,516
   Hybrid securities, at fair value
     (cost: 2007 -$119,906; 2006 - $159,623)                           125,799      154,304
   Fixed maturity securities, trading, at fair value
     (cost: 2007 -$115,653; 2006 - $150,863)                           114,578      147,820
   Equity securities, available for sale, at fair value
     (cost: 2007 -$109,358; 2006 - $42,908)                            152,825       83,314
   Equity securities, trading, at fair value
     (cost: 2007 -$1,000; 2006 - $1,000)                                 1,000        1,000
   Mortgage loans on real estate,
     (net of allowance: 2007 - $0; 2006 - $4,206)                    6,383,814    4,918,215
   Policy loans                                                      1,846,859    1,820,277
   Investment real estate                                               40,503       34,086
   Partnerships and other invested assets                            3,948,654    2,594,772
   Aircraft (net of accumulated depreciation:
       2007 - $231,621; 2006 - $173,220)                               841,081      887,818
   Securities lending collateral                                    19,010,383   17,344,914
   Short-term investments                                              475,541       42,485
   Derivative assets, at fair value                                     39,999       32,386
                                                                  ------------ ------------
Total investments                                                   81,594,382   78,872,907
Cash and cash equivalents                                              460,939      247,344
Restricted cash                                                         20,025       18,433
Investment in AIG
  (cost - $8,597 in 2007 and 2006)                                      47,232       58,056
Notes receivable from affiliates                                       827,395      748,239
Accrued investment income                                              736,271      745,413
Reinsurance receivables                                              1,128,526    1,049,662
Accounts receivable                                                    126,452      111,998
Deferred policy acquisition costs and cost of insurance purchased    5,809,879    5,228,469
Deferred sales inducements                                             127,115       82,128
Other assets                                                           442,300      299,447
Assets held in separate accounts                                    32,314,673   30,272,167
                                                                  ------------ ------------
Total assets                                                      $123,635,189 $117,734,263
                                                                  ============ ============

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                                                                                            December 31,
                                                                                     --------------------------
                                                                                         2007          2006
                                                                                     ------------  ------------
                                                                                           (In Thousands)
Liabilities, Minority Interest and Shareholder's Equity
Liabilities:
   Future policy benefits                                                            $ 12,885,637  $ 11,630,686
   Policyholder contract deposits                                                      43,034,351    42,641,713
   Other policy claims and benefits payable                                               384,115       269,560
   Other policyholders' funds                                                           1,868,306     1,546,548
   Income taxes payable                                                                   727,779     1,333,177
   Notes payable
       To affiliates, net                                                                 213,706       213,275
       To third parties, net                                                               87,187        97,914
   Securities lending payable                                                          20,607,521    17,344,914
   Other liabilities                                                                    1,178,409     1,153,358
   Derivative liabilities                                                                 157,826       114,414
   Liabilities related to separate accounts                                            32,314,673    30,272,167
                                                                                     ------------  ------------
Total liabilities                                                                     113,459,510   106,617,726
Minority interest                                                                         121,779       110,227
Shareholder's equity:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and
     outstanding                                                                              850           850
   Common stock, $10 par value, 600,000 shares authorized, issued and
     outstanding                                                                            6,000         6,000
   Additional paid-in capital                                                           3,684,416     3,664,906
   Accumulated other comprehensive (loss) income                                         (436,740)      699,465
   Retained earnings                                                                    6,799,374     6,635,089
                                                                                     ------------  ------------
Total shareholder's equity                                                             10,053,900    11,006,310
                                                                                     ------------  ------------
Total liabilities, minority interest and shareholder's equity                        $123,635,189  $117,734,263
                                                                                     ============  ============

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                       Consolidated Statement of Income

                                                                    Years ended December 31,
                                                               ----------------------------------
                                                                  2007        2006        2005
                                                               ----------  ----------  ----------
                                                                         (In Thousands)
Revenues:
   Premiums and other considerations                           $2,048,661  $2,011,958  $1,973,340
   Net investment income                                        4,153,034   3,955,439   3,621,306
   Net realized investment losses                                (805,666)   (289,654)    (52,851)
   Insurance charges                                              689,004     789,722     742,445
   Other                                                          618,578     363,235     418,866
                                                               ----------  ----------  ----------
Total revenues                                                  6,703,611   6,830,700   6,703,106
Benefits and expenses:
   Policyholders' benefits                                      2,765,143   2,785,681   2,418,067
   Interest credited on policyholder contract deposits          1,773,964   1,540,987   1,527,010
   Insurance acquisition and other operating expenses           1,150,134   1,034,346   1,149,897
                                                               ----------  ----------  ----------
Total benefits and expenses                                     5,689,241   5,361,014   5,094,974
Income before income tax expense and minority interest expense  1,014,370   1,469,686   1,608,132
Income tax expense:
   Current                                                        123,990     387,854     243,542
   Deferred                                                       117,042       4,451     137,039
                                                               ----------  ----------  ----------
Total income tax expense                                          241,032     392,305     380,581
                                                               ----------  ----------  ----------
Income before minority interest expense                           773,338   1,077,381   1,227,551
Minority interest expense                                          (8,536)     (4,487)     (3,591)
                                                               ----------  ----------  ----------
Net income                                                     $  764,802  $1,072,894  $1,223,960
                                                               ==========  ==========  ==========

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                Consolidated Statement of Shareholder's Equity

                                                                                  Years ended December 31,
                                                                           -------------------------------------
                                                                               2007         2006         2005
                                                                           -----------  -----------  -----------
                                                                                       (In Thousands)
Preferred stock:
   Balance at beginning and end of year                                    $       850  $       850  $       850
Common stock:
   Balance at beginning and end of year                                          6,000        6,000        6,000
Additional paid-in capital:
   Balance at beginning of year                                              3,664,906    3,627,638    3,619,068
       Capital contributions from Parent Company                                19,510       37,268        8,570
                                                                           -----------  -----------  -----------
   Balance at end of year                                                    3,684,416    3,664,906    3,627,638
                                                                           -----------  -----------  -----------
Accumulated other comprehensive (loss) income:
   Balance at beginning of year                                                699,465      909,440    1,443,524
       Other comprehensive loss                                             (1,136,205)    (209,975)    (534,084)
                                                                           -----------  -----------  -----------
   Balance at end of year                                                     (436,740)     699,465      909,440
                                                                           -----------  -----------  -----------
Retained earnings:
   Balance at beginning of year                                              6,635,089    5,765,544    4,982,264
       Net income                                                              764,802    1,072,894    1,223,960
       Dividends                                                              (550,680)    (208,213)    (440,680)
       Cumulative effect of accounting change, net of tax (Note 2.12)          (49,837)       4,864           --
                                                                           -----------  -----------  -----------
   Balance at end of year                                                    6,799,374    6,635,089    5,765,544
                                                                           -----------  -----------  -----------
Total shareholder's equity                                                 $10,053,900  $11,006,310  $10,309,472
                                                                           ===========  ===========  ===========

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

             Consolidated Statement of Comprehensive (Loss) Income

                                                              Years ended December 31,
                                                        ------------------------------------
                                                            2007        2006         2005
                                                        -----------  ----------  -----------
                                                                   (In Thousands)
Net income                                              $   764,802  $1,072,894  $ 1,223,960
Other comprehensive (loss) income:
   Net unrealized losses on invested assets arising
     during the current period                           (2,780,698)   (727,274)  (1,219,750)
   Deferred income tax benefit on above changes             982,291     262,804      434,211
   Reclassification adjustment for net realized losses
     included in net income                                 825,120     233,792      107,754
   Deferred income tax expense on above changes            (292,650)    (86,655)     (38,195)
   Adjustment to deferred acquisition costs and
     deferred sales inducements                             200,145     167,126      282,895
   Deferred income tax expense on above changes             (70,413)    (59,768)    (100,999)
                                                        -----------  ----------  -----------
   Other comprehensive loss                              (1,136,205)   (209,975)    (534,084)
                                                        -----------  ----------  -----------
Comprehensive (loss) income                             $  (371,403) $  862,919  $   689,876
                                                        ===========  ==========  ===========

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                     Consolidated Statement of Cash Flows

                                                                                            Years ended December 31,
                                                                                    ----------------------------------------
                                                                                        2007          2006          2005
                                                                                    ------------  ------------  ------------
                                                                                                 (In Thousands)
Operating activities
Net Income                                                                          $    764,802  $  1,072,894  $  1,223,960
Interest credited on policyholder contract deposits                                    1,773,964     1,540,987     1,527,010
Fees charged for policyholder contract deposits                                         (882,525)     (633,006)     (586,665)
Increase in reserves due to system migration                                               1,000       154,500            --
Amortization of deferred policy acquisition costs and cost of insurance purchased        382,912       263,405       396,393
Amortization of deferred sales inducements                                                 7,664         4,513         3,016
Net realized investment losses                                                           805,666       289,654        52,851
Equity in income of partnerships and other invested assets                               (87,816)     (124,707)        6,042
Depreciation and amortization                                                             39,238        45,739        47,684
Flight equipment depreciation                                                             58,555        55,158        52,679
Amortization (accretion) of net premium/discount on investments                         (147,084)     (110,268)     (131,986)
Provision for deferred income taxes                                                       71,858        18,862       132,075
Change in:
   Trading securities, at fair value                                                      21,601        16,576      (133,000)
   Hybrid securities, at fair value                                                          662        34,038            --
   Accrued investment income                                                               9,143       (22,156)      (16,022)
   Deferral of deferred policy acquisition costs, cost of insurance purchased, and
     sales inducements                                                                  (816,828)     (962,741)     (850,609)
   Future policy benefits                                                              1,237,441     1,284,909     1,160,850
   Other policyholders' funds                                                           (590,994)      (13,608)      (39,137)
   Income taxes currently receivable/payable                                             (37,640)       38,828       112,412
   Accounts and notes receivable                                                         (81,695)        4,011       (28,869)
   Indebtedness to/from affiliate                                                        (45,736)       28,451        71,907
   Other assets                                                                          (51,957)      (21,782)       (6,891)
   Other liabilities                                                                     233,578       (14,164)       12,410
Other, net                                                                                29,122       (13,074)      (14,970)
                                                                                    ------------  ------------  ------------
       Net cash provided by operating activities                                       2,694,931     2,937,019     2,991,140
Purchase of:
   Fixed maturity and equity securities                                              (13,525,501)  (15,275,152)  (29,515,824)
   Mortgage loans on real estate                                                      (2,134,071)   (1,668,919)     (777,498)
   Flight equipment                                                                      (12,238)       (6,252)       (4,792)
   Other investments, excluding short-term investments                                (4,346,622)   (3,161,742)   (2,183,746)
Sales of:
   Fixed maturity and equity securities                                               11,127,729    10,960,656    24,400,134
   Other investments, excluding short-term investments                                 3,123,450     2,347,450     1,641,305
Redemptions and maturities of:
   Fixed maturity and equity securities                                                3,266,127     3,096,616     2,892,220
   Mortgage loans on real estate                                                         721,098       446,777       409,130
   Other investments, excluding short-term investments                                        --        22,395            --
Sales and purchases of property, equipment and software, net                             (70,656)       (8,036)      (10,035)
Change in short-term investments                                                        (433,056)       41,735       (20,889)
Change in securities lending collateral                                               (3,168,710)   (1,443,757)   (2,887,152)
                                                                                    ------------  ------------  ------------
       Net cash used in investing activities                                          (5,452,450)   (4,648,229)   (6,057,147)

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                     Consolidated Statement of Cash Flows

                                                             Years ended December 31,
                                                      -------------------------------------
                                                          2007         2006         2005
                                                      -----------  -----------  -----------
                                                                  (In Thousands)
Policyholder account deposits                           4,228,729    5,052,464    4,920,881
Net exchanges to/from variable accounts                   (90,000)     218,000      251,000
Policyholder account withdrawals                       (3,726,177)  (4,520,311)  (4,380,366)
Claims and annuity payments                              (136,267)    (180,916)    (142,868)
Repayment of indebtedness to affiliates                   (67,391)     (72,906)     (67,736)
Change in restricted cash                                  (1,592)        (728)         942
Security deposits on flight equipment                       8,349          728         (942)
Change in securities lending payable                    3,262,607    1,443,757    2,887,153
Contribution of minority interest holders                   8,536        4,487        3,591
Cash capital contribution from Parent Company              35,000           --           --
Dividend paid to Parent Company                          (550,680)    (208,213)    (440,680)
                                                      -----------  -----------  -----------
       Net cash provided by financing activities        2,971,114    1,736,362    3,030,975
Increase (decrease) in cash and cash equivalents          213,595       25,152      (35,032)
Cash and cash equivalents at beginning of period          247,344      222,192      257,224
                                                      -----------  -----------  -----------
Cash and cash equivalents at end of period            $   460,939  $   247,344  $   222,192
                                                      ===========  ===========  ===========

SUPPLEMENTAL CASH FLOW INFORMATION                                                       --
   Income taxes paid                                  $        --  $        --  $   121,904

   Interest paid                                      $    37,352  $    42,283  $    44,952

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                  Notes to Consolidated Financial Statements

                               December 31, 2007

1. Nature of Operations

American General Life Insurance Company, including its wholly owned subsidiaries ("AGL" or the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of universal life, variable universal life, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. The Company serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Company, through its subsidiaries American General Life Companies ("AGLC") and American General Enterprise Services ("AGES"), and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies. The financial results of The Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary of the Company, are also included in these consolidated financial statements. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States of America.

On February 28, 2007, the Company acquired Matrix Direct, Inc. ("Matrix Direct"), a direct marketer of life insurance, from Protective Life Corporation. The transaction was accounted for as a purchase. The acquisition cost, less than 0.2% of the Company's equity, was not material.

2. Accounting Policies

2.1 Preparation of Financial Statements

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and a variable interest entity (see below) in which the Company has a partial ownership interest. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ, possibly materially, from those estimates.

The Company considers its most critical accounting estimates to be those with respect to future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments and securities lending collateral. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts.

                    American General Life Insurance Company

2.1 Preparation of Financial Statements (continued)

During the second half of 2007, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets and the obligations and collateral relating to certain financial instruments issued or held by the Company.

Consolidation of Variable Interest Entity

On January 14, 2004, the Company purchased 43% of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware special-purpose statutory trust established on November 21, 2003 (see Note 9). The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling commercial jet aircraft. The accounts of Castle 1 Trust have been included in these consolidated financial statements.

The impact of the consolidation of Castle 1 Trust on consolidated total assets and total liabilities as of December 31, 2007, 2006 and 2005, and on consolidated net income for the years then ended, was as follows (in thousands):

                                                     Eliminations/
                                                       Minority
                         The Company  Castle 1 Trust   Interest    Consolidated
                         ------------ -------------- ------------- ------------
December 31, 2007
   Total assets          $122,665,818   $  969,371     $     --    $123,635,189
   Total liabilities      112,722,410      615,321      121,779     113,459,510
   Net income                 748,559       24,779       (8,536)        764,802

December 31, 2006
   Total assets          $116,721,076   $1,013,187     $     --    $117,734,263
   Total liabilities      105,814,654      692,845      110,227     106,617,726
   Net income               1,064,357       13,024       (4,487)      1,072,894

December 31, 2005
   Total assets          $108,513,810   $1,058,451     $     --    $109,572,261
   Total liabilities       98,299,797      751,512      105,740      99,157,049
   Net income               1,217,128       10,423       (3,591)      1,223,960

2.2 Statutory Accounting

The Company and its wholly owned life insurance subsidiary are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiary did not have a material effect on statutory capital and surplus at December 31, 2007.

                    American General Life Insurance Company

2.2 Statutory Accounting (continued)

Statutory net income, capital and surplus of American General Life Insurance Company at December 31 was as follows (in thousands):

                                       2007       2006       2005
                                    ---------- ---------- ----------
Statutory net income                $  862,283 $  506,996 $  637,973
Statutory capital and surplus       $5,694,834 $5,447,528 $5,010,153

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost.

In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, universal life, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4 Investments

Cash and Short-Term Investments

Cash includes cash and cash equivalents with original maturities of three months or less. Short-term investments primarily include interest bearing cash accounts, commercial paper and money market investments, with maturities of between three months and one year.

Restricted Cash

Castle 1 Trust maintains restricted cash which primarily represents security deposits from lessees that are required to be segregated from other funds.

                    American General Life Insurance Company

2.4 Investments (continued)

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of other comprehensive income or loss within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in earnings, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value, as it is the Company's intention to sell these securities in the near future. Realized and unrealized gains and losses are reflected in income currently within net realized investment gains and losses on the consolidated statement of income.

The Company regularly evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary impairment ("OTTI") in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

In general, a security is considered a candidate for impairment if it meets any of the following criteria:

    . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

    . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims.

    . The probability of non-realization of a full recovery on its investment regardless of the occurrence of one of the foregoing events.

The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

At each balance sheet date, the Company evaluates its securities holdings in an unrealized loss position. Where the Company does not intend to hold such securities until they have fully recovered their carrying value, based on the circumstances present at the date of evaluation, the Company records the unrealized loss in income. If events or circumstances change, such as unexpected changes in the creditworthiness of the obligor, unanticipated changes in interest rates, tax laws, statutory capital positions and liquidity events, among others, the Company revisits its intent. Further, if a loss is recognized from a sale subsequent to a balance sheet date pursuant to these unexpected changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

                    American General Life Insurance Company

2.4 Investments (continued)

In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturity securities, which is not credit or foreign exchange related, the Company generally accretes the discount or amortizes the premium resulting from the reduction in cost over the remaining life of the security.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of any allowance for losses. The allowance for losses covers estimated losses based on the assessment of risk factors such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

Interest on performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Interest on non-performing mortgage loans is recorded as income when received.

Policy Loans

Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Partnerships and Other Invested Assets

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income.

Other invested assets also include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2007 and 2006, the Company's investments in partially owned companies included its 38.7% interest in the non-voting preferred equity of Castle 2003-2 Trust ("Castle 2 Trust"; see Note 9).

Aircraft owned by Castle 1 Trust are recorded at cost and depreciated on a straight-line basis, generally over estimated useful lives of 25 years from the date of manufacture to a residual value that is 15% of cost. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments.

                    American General Life Insurance Company

2.4 Investments (continued)

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is obtained at a minimum of 102 percent of the value of the loaned securities. The collateral is held in a separate custodial account for the beneficial interest of the Company and other affiliated lenders, and is not available for the general use of the Company.

The collateral is reinvested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities are carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities. Unrealized gains and losses on these collateral investments are reflected within accumulated other comprehensive income, net of deferred taxes, in shareholders' equity. Securities lending collateral investments are subject to review for OTTI using the same policy applied to other invested assets. The Company's allocated portion of income earned on the collateral investments, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income. The Company's allocated portion of any realized investment gains or losses on the collateral investments are recorded in the consolidated statement of income.

The fair values of securities subject to securities lending agreements were $20,202.8 million and $16,940.1 million as of December 31, 2007 and 2006, respectively, and are included in fixed maturity securities available for sale in the consolidated balance sheet at the respective balance sheet dates.

Dollar Roll Agreements

Throughout the year, the Company may enter into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the consolidated balance sheet at the time of sale. The difference between sales proceeds and carrying values are recorded as realized gains or losses. The forward repurchase commitments are accounted for at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the consolidated balance sheet in other liabilities. At
December 31, 2007 and 2006, the Company had no dollar roll agreements outstanding.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed annuity and universal life products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50 and the Hang Seng Index to offset the increase in its liabilities resulting from the equity-indexed features of these annuity products.

                    American General Life Insurance Company

2.4 Investments (continued)

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting (see Note 11). The Company carries all derivatives at fair value in the consolidated balance sheet. Changes in the fair value of derivatives are reported as part of realized investment gains and losses in the consolidated statement of income.

2.5 Separate Accounts

Separate account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these separate accounts equals the value of the separate account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in insurance charges in the consolidated statement of income.

2.6 Deferred Policy Acquisition Costs ("DAC"), Cost of Insurance Purchased ("CIP") and Deferred Sales Inducements

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DAC. The cost assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of Franklin Life Insurance Company, is reported as CIP.

DAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DAC or CIP amortization. DAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DAC at rates used to compute policyholder reserves, and on the unamortized balance of CIP at rates of 3.00 percent to 8.25 percent.

With respect to the Company's variable annuity contracts, the assumption for the long-term annual growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 10 percent (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10 percent long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15 percent during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9 percent, resulting in an average annual growth rate of 10 percent during the life of the product. Similarly, following periods of below 10 percent performance, the model will assume a short-term growth rate higher than 10 percent. An adjustment to DAC will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10 percent growth rate over a five-year period) to be unachievable.

The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies. With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 9 percent, but no reversion to the mean adjustment is applied.

                    American General Life Insurance Company

2.6 Deferred Policy Acquisition Costs ("DAC"), cost of Insurance Purchased ("CIP") and Deferred Sales Inducements (continued)

DAC and CIP related to interest-sensitive products are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amounts of DAC and CIP at least annually. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders, on certain of its products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheet. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

2.7 Guaranteed Minimum Death Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the consolidated statement of income.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

2.8 Premium Recognition

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in other revenue in the consolidated statement of income. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

                    American General Life Insurance Company

2.9 Reinsurance

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Total reinsurance recoverables on ceded reinsurance contracts are included in accounts receivable. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

2.10 Participating Policy Contracts

Participating life insurance accounted for approximately 1.3 percent of life insurance in force at December 31, 2007.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $49.8 million, $49.4 million and $56.4 million in 2007, 2006 and 2005, respectively, and were included as part of policyholders' benefits in the consolidated statement of income.

2.11 Income Taxes

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgement about the realizability of the related deferred tax asset is included in income.

                    American General Life Insurance Company

2.12 Recently Issued Accounting Standards

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standard No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"). SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

In February 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of Statement No. 133 and 140" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006 and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The effect of this adoption resulted in a $4.9 million aftertax ($7.5 million pretax) increase to retained earnings as of January 1, 2006.

In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The effective date of this implementation guidance is January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption. See Note 8 for additional FIN 48 disclosures.

In July 2006, the FASB issued FASB Staff Position No. 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction" ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any FIN 48 uncertain tax position related to the lease. The Company adopted
FSP 13-2 on January 1, 2007. Upon adoption, the Company recorded a $49.8 million decrease to the opening balance of retained earnings, net of tax, to reflect the cumulative effect of this change in accounting.

                    American General Life Insurance Company

Future Application of Accounting Standards

The Company adopted Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("FAS 157") on January 1, 2008, its required effective date. FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The implementation of FAS 157 did not have a material effect on the Company's consolidated financial condition or consolidated results of operations.

In February 2007, the FASB issued Statement of Financial Accounting Standard No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The effect of FAS 159 on the Company's consolidated financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value

In June 2007, the AICPA issued SOP No. 07-1, "Clarification of the Scope of the Audit and Accounting Guide 'Audits of Investment Companies' and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies" ("SOP 07-1"). SOP 07-1 amends the guidance for whether an entity may apply the Audit and Accounting Guide, "Audits of Investment Companies" (the Guide) to Separate Accounts. In February 2008, the FASB issued an FSP indefinitely deferring the effective date of SOP 07-1.

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 141 (revised 2007), "Business Combinations" ("FAS 141R"). FAS 141R changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes. FAS 141R is required to be adopted for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company). Early adoption is prohibited. The Company is currently evaluating the effect FAS 141R will have on its consolidated financial condition or consolidated results of operations.

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No.51" ("FAS160"). FAS160 requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheet as a separate component of consolidated shareholders' equity. FAS160, also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statement of income. The noncontrolling interests' share of subsidiary income should be reported as a part of consolidated net income with disclosure of the attribution of consolidated net income to the controlling and noncontrolling interests on the face of the consolidated statement of income.

                    American General Life Insurance Company

Future Application of Accounting Standards (continued)

FAS 160 is required to be adopted in the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company) and earlier application is prohibited. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and consolidated net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. The Company is currently evaluating the effect FAS 160 will have on its consolidated financial condition or consolidated results of operations.

In March 2008, the FASB issued Statement of Financial Accounting Standard
No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" ("FAS 161"). FAS 161 changes the disclosure requirements for derivative instruments and hedging activities. The new standard is effective for fiscal periods beginning after November 15, 2008.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows for the years ended December 31 (in thousands):

                                            2007        2006        2005
                                         ----------  ----------  ----------
Investment income:
   Fixed maturities                      $3,404,775  $3,393,034  $3,265,962
   Equity securities                          9,935       2,852       3,435
   Mortgage loans on real estate            389,556     287,872     273,270
   Investment real estate                    11,922      10,475       9,903
   Policy loans                             105,452     103,191     100,787
   Partnerships and other invested
     assets                                 239,441     158,014      19,816
   Short-term investments                    31,511      35,420      28,263
                                         ----------  ----------  ----------
Gross investment income                   4,192,592   3,990,858   3,701,436
Investment expenses                         (39,558)    (35,419)    (80,130)
                                         ----------  ----------  ----------
Net investment income                    $4,153,034  $3,955,439  $3,621,306
                                         ==========  ==========  ==========

The carrying value of investments that produced no investment income during 2007 was less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    American General Life Insurance Company

3.2 Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31 (in thousands):

                                          2007       2006       2005
                                       ---------  ---------  ---------
Fixed maturities:
   Gross gains                         $ 125,453  $ 125,224  $ 204,217
   Gross losses                         (185,720)  (128,904)  (208,430)
                                       ---------  ---------  ---------
Total fixed maturities                   (60,267)    (3,680)    (4,213)
Equity securities:
   Gross gains                            11,549     17,272     32,750
   Gross losses                               --         (5)        --
Partnerships:
   Gross gains                             6,000      5,000      2,000
   Gross losses                               --    (14,000)    (2,000)
Derivatives:
   Gross gains                             4,672      2,000      5,162
   Gross losses                          (69,041)   (46,720)        --
Securities lending:
   Gross gains                                --         --         --
   Gross losses                         (194,892)        --         --
Other:
   Gross gains                            18,946     11,752     39,909
   Gross losses                           (1,835)   (39,011)    (4,859)
Other than temporary impairments        (520,798)  (222,262)  (121,600)
                                       ---------  ---------  ---------
Net realized investment gains (losses)  (805,666)  (289,654)   (52,851)
                                       =========  =========  =========

During 2007, 2006 and 2005, the Company's realized losses included write-downs of $520.8 million, $222.3 million and $121.6 million, respectively, for certain available-for-sale fixed maturity investments that experienced declines deemed other than temporary. The determination that a security has incurred an other-than-temporary decline in value and the amount of loss recognition requires the judgment of the Company's management and a continual review of its investments, as discussed in Note 2.

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale and securities lending collateral are reported at fair value. Cost or amortized cost and estimated fair value at December 31, 2007 and 2006 were as follows (in thousands):

                                      Cost or     Gross       Gross
                                     Amortized  Unrealized  Unrealized  Estimated
December 31, 2007                      Cost       Gains       Losses    Fair Value
-----------------                   ----------- ---------- -----------  -----------
Fixed maturities
   U.S. government obligations      $   156,774 $   37,104 $      (299) $   193,579
   Foreign government                   727,251     68,306      (8,811)     786,746
   Corporate securities              30,868,456  1,201,115    (590,037)  31,479,534
   Mortgage backed securities        13,403,286    187,056    (500,890)  13,089,452
   Other debt securities              3,010,063     91,388    (106,913)   2,994,538
   Redeemable preferred stock            72,162      1,035      (3,700)      69,497
                                    ----------- ---------- -----------  -----------
Total fixed maturities               48,237,992  1,586,004  (1,210,650)  48,613,346
                                    ----------- ---------- -----------  -----------
Equity securities                       109,358     43,479         (12)     152,825
Securities lending collateral        20,357,623        619  (1,347,859)  19,010,383
Investment in AIG                         8,597     38,635          --       47,232
                                    ----------- ---------- -----------  -----------
Total                               $68,713,570 $1,668,737 $(2,558,521) $67,823,786
                                    =========== ========== ===========  ===========

                                      Cost or     Gross       Gross
                                     Amortized  Unrealized  Unrealized  Estimated
December 31, 2006                      Cost       Gains       Losses    Fair Value
-----------------                   ----------- ---------- -----------  -----------
Fixed maturities
   U.S. government obligations      $   175,439 $   29,639 $      (856) $   204,222
   Foreign government                   709,116     87,008      (6,225)     789,899
   Corporate securities              32,331,649  1,287,187    (326,938)  33,291,898
   Mortgage backed securities        12,799,496    158,103    (136,714)  12,820,885
   Other debt securities              3,581,680     93,380     (42,851)   3,632,209
   Redeemable preferred stock            75,273      2,211      (5,081)      72,403
                                    ----------- ---------- -----------  -----------
Total fixed maturities               49,672,653  1,657,528    (518,665)  50,811,516
                                    ----------- ---------- -----------  -----------
Equity securities                        42,908     41,454      (1,048)      83,314
Securities lending collateral        17,344,914         --          --   17,344,914
Investment in AIG                         8,597     49,459          --       58,056
                                    ----------- ---------- -----------  -----------
Total                               $67,069,072 $1,748,441 $  (519,713) $68,297,800
                                    =========== ========== ===========  ===========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

Net unrealized gains (losses) on investments included in accumulated other comprehensive income in shareholder's equity at December 31, 2007 were as follows (in thousands):

                                                  2007        2006        2005
Fixed maturity and equity securities          -----------  ----------  ----------
 Available for sale:
   Gross unrealized gains                     $ 1,668,737  $1,748,441  $2,122,498
   Gross unrealized losses                     (2,562,521)   (519,713)   (398,799)
Net unrealized gains on other invested assets     243,402      76,468      74,979
DAC, CIP and sales inducements                    (24,680)   (224,825)   (391,951)
Deferred federal income taxes                     238,322    (380,906)   (497,287)
                                              -----------  ----------  ----------
Net unrealized gains (losses) on investments  $  (436,740) $  699,465  $  909,440
                                              ===========  ==========  ==========

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity securities available for sale and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007 and 2006 (in thousands):

                                      Less than 12 Months      12 Months or More             Total
                                    Estimated    Unrealized  Estimated   Unrealized Estimated    Unrealized
December 31, 2007                   Fair Value     Losses    Fair Value    Losses   Fair Value     Losses
-----------------                   ----------- -----------  ----------- ---------- ----------- -----------
Fixed maturities
   U.S. government obligations      $        -- $        --  $     2,628 $    (299) $     2,628 $      (299)
   Foreign government                   137,891      (6,540)      26,219    (2,271)     164,110      (8,811)
   Corporate securities               8,570,804    (304,278)   4,412,699  (285,759)  12,983,503    (590,037)
   Mortgage backed securities         2,964,644    (276,078)   3,520,414  (224,812)   6,485,058    (500,890)
   Other debt securities                807,000     (56,000)     705,738   (50,913)   1,512,738    (106,913)
   Redeemable preferred stock            16,813      (1,344)      21,473    (2,356)      38,286      (3,700)
                                    ----------- -----------  ----------- ---------  ----------- -----------
Total fixed maturities               12,497,152    (644,240)   8,689,171  (566,410)  21,186,323  (1,210,650)
                                    ----------- -----------  ----------- ---------  ----------- -----------
Equity securities                         1,850         (12)          --        --        1,850         (12)
Securities lending collateral        15,387,728  (1,224,546)   1,157,228  (123,313)  16,544,956  (1,347,859)
                                    ----------- -----------  ----------- ---------  ----------- -----------
Total                               $27,886,730 $(1,868,798) $ 9,846,399 $(689,723) $37,733,129 $(2,558,521)
                                    =========== ===========  =========== =========  =========== ===========

                                      Less than 12 Months      12 Months or More             Total
                                                 Unrealized              Unrealized              Unrealized
December 31, 2006                   Fair Value     Losses    Fair Value    Losses   Fair Value     Losses
-----------------                   ----------- -----------  ----------- ---------- ----------- -----------
Fixed maturities
   U.S. government obligations      $     9,408 $      (126) $     5,094 $    (730) $    14,502 $      (856)
   Foreign government                    10,164      (6,225)          --        --       10,164      (6,225)
   Corporate securities               4,813,579    (121,005)   6,086,339  (205,933)  10,899,918    (326,938)
   Mortgage backed securities         1,259,556     (15,702)   6,642,120  (121,012)   7,901,676    (136,714)
   Other debt securities                358,844      (6,061)   1,070,284   (36,790)   1,429,128     (42,851)
   Redeemable preferred stock            30,492      (5,081)          --        --       30,492      (5,081)
                                    ----------- -----------  ----------- ---------  ----------- -----------
Total fixed maturities                6,482,043    (154,200)  13,803,837  (364,465)  20,285,880    (518,665)
                                    ----------- -----------  ----------- ---------  ----------- -----------
Equity securities                         5,931      (1,048)          --        --        5,931      (1,048)
Securities lending collateral                --          --           --        --           --          --
                                    ----------- -----------  ----------- ---------  ----------- -----------
Total                               $ 6,487,974 $  (155,248) $13,803,837 $(364,465) $20,291,811 $  (519,713)
                                    =========== ===========  =========== =========  =========== ===========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2007, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

The contractual maturities of fixed maturity securities at December 31, 2007 were as follows (in thousands):

                                                     Cost or
                                                    Amortized  Estimated
                                                      Cost     Fair Value
                                                   ----------- -----------
     Fixed maturity securities, excluding
       mortgage-backed securities:
        Due in one year or less                    $   447,332 $   453,929
        Due after one year though five years         4,979,130   5,208,665
        Due after five years though ten years        9,922,057  10,073,587
        Due after ten years                         19,486,187  19,787,713
     Mortgage-backed securities                     13,403,286  13,089,452
                                                   ----------- -----------
     Total fixed maturity securities               $48,237,992 $48,613,346
                                                   =========== ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $16.3 billion, $16.4 billion and $29.5 billion, during 2007, 2006 and 2005, respectively.

At December 31, 2007, $44.1 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75 percent or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 2007 and 2006 (in thousands):

                                    Outstanding Percent of    Percent
                                      Amount      Total    Nonperforming
                                    ----------- ---------- -------------
December 31, 2007
Geographic distribution:
   South Atlantic                   $1,255,992     19.7%        0.0%
   Pacific                           1,574,438     24.7%        0.0%
   Mid-Atlantic                      1,577,556     24.7%        0.0%
   East North Central                  548,413      8.6%        0.0%
   Mountain                            402,083      6.3%        0.0%
   West South Central                  434,872      6.8%        0.0%
   East South Central                  256,663      4.0%        0.0%
   West North Central                  106,557      1.7%        0.0%
   New England                         206,076      3.2%        0.0%
   Other                                21,164      0.3%        0.0%
Allowance for losses                        --      0.0%        0.0%
                                    ----------    -----
Total                               $6,383,814    100.0%
                                    ==========    =====
Property type:
   Office                           $2,631,482     41.3%        0.0%
   Retail                            1,277,372     20.0%        0.0%
   Industrial                          678,070     10.6%        0.0%
   Apartments                          890,395     13.9%        0.0%
   Hotel/motel                         508,885      8.0%        0.0%
   Other                               397,610      6.2%        0.0%
Allowance for losses                        --      0.0%        0.0%
                                    ----------    -----
Total                               $6,383,814    100.0%
                                    ==========    =====

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate (continued)

                                        Outstanding Percent of    Percent
                                          Amount      Total    Nonperforming
                                        ----------- ---------- -------------
    December 31, 2006
    Geographic distribution:
       South Atlantic                   $1,031,455     21.0%        0.0%
       Pacific                           1,105,137     22.4%        0.0%
       Mid-Atlantic                      1,243,973     25.3%        0.0%
       East North Central                  501,226     10.2%        2.6%
       Mountain                            196,097      4.0%        0.0%
       West South Central                  310,326      6.3%        0.0%
       East South Central                  241,600      4.9%        0.0%
       West North Central                   96,157      2.0%       11.5%
       New England                         174,664      3.6%        0.0%
       Canada                               21,786      0.4%        0.0%
    Allowance for losses                    (4,206)    -0.1%        0.0%
                                        ----------    -----
    Total                               $4,918,215    100.0%        0.5%
                                        ==========    =====
    Property type:
       Office                           $2,035,908     41.4%       24.0%
       Retail                            1,147,946     23.4%        0.0%
       Industrial                          467,101      9.5%        0.0%
       Apartments                          778,821     15.8%        0.0%
       Hotel/motel                         179,171      3.6%        0.0%
       Other                               313,474      6.4%        0.0%
    Allowance for losses                    (4,206)    -0.1%        0.0%
                                        ----------    -----
    Total                               $4,918,215    100.0%        0.5%
                                        ==========    =====

Impaired mortgage loans on real estate and related interest income is not material.

                    American General Life Insurance Company

4. Deferred Policy Acquisitions Costs, Cost of Insurance Purchased and Sales Inducements

The following reflects deferred policy acquisition costs and cost of insurance purchased which will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period (in thousands):

                                              2007        2006        2005
                                           ----------  ----------  ----------
Balance at January 1                       $4,877,000  $3,972,384  $3,260,541
   Capitalization                             766,076     921,193     833,211
   Accretion of interest/amortization        (411,794)   (188,138)   (375,941)
   Effect of unrealized (gains) losses on
     securities                               178,945     150,677     259,223
   Effect of realized (gains) losses on
     securities                                41,209      20,884      (4,650)
                                           ----------  ----------  ----------
Balance at December 31                     $5,451,436  $4,877,000  $3,972,384
                                           ==========  ==========  ==========

The Company periodically unlocks FAS 97 assumptions as necessary in accordance with GAAP. Depending on the product, DAC, unearned revenue reserves ("URR") and SOP 03-1 type reserves can be affected. During the fourth quarter of 2007, certain interest, lapse and expense assumptions were unlocked. The resulting decrease in DAC amortization of $32.2 million was effectively offset by increases in SOP 03-1 reserves and URR related to interest sensitive life products. The total 2007 impact was a $0.4 million increase to net liabilities. In 2006, DAC amortization decreased $134 million in connection with the valuation system migration of deferred annuities and interest sensitive life products.

A roll forward of the cost of insurance purchased ("CIP") for the years ended December 31 follows (in thousands):

                                                   2007      2006      2005
                                                 --------  --------  --------
Balance at January 1                             $351,469  $335,899  $324,920
   Deferral of renewal commissions                    101        --        --
   Accretion of interest/amortization             (11,445)   (5,970)   (9,561)
   Effect of unrealized (gains) losses on
     securities                                    19,200    18,449    23,672
   Effect of realized (gains) losses on
     securities                                      (882)    3,091    (3,132)
                                                 --------  --------  --------
Balance at December 31                           $358,443  $351,469  $335,899
                                                 ========  ========  ========

CIP amortization expected to be recorded in each of the next five years, from 2008 through 2012, is $11.3 million, $11.0 million, $10.6 million, $10.2 million, and $9.7 million, respectively.

Activity in deferred sales inducements for the years ended December 31 follows (in thousands):

                                                    2007      2006     2005
                                                  --------  -------  -------
Balance at January 1                              $ 82,128  $46,960  $27,692
   Deferrals                                        50,651   41,681   21,284
   Accretion of interest/amortization               (8,664)  (4,513)  (2,016)
   Effect of unrealized (gains) losses on
     securities                                      2,000   (2,000)      --
   Effect of realized (gains) losses on
     securities                                      1,000       --       --
                                                  --------  -------  -------
Balance at December 31                            $127,115  $82,128  $46,960
                                                  ========  =======  =======

During 2007 and 2006, the Company migrated certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system, representing approximately $1.2 billion and $9.6 billion of reserves, as of December 31, 2007 and 2006 respectively, and $1.4 billion of DAC as of December 31,2006. The new system has the capability to refine estimates to a greater degree than previously possible using the older systems. This conversion resulted in an increase in GAAP reserves of $1.0 million as of December 31, 2007 and increases in reserves and DAC of $154.5 million and $136.3 million, respectively, as of December 31, 2006. The impact on pre-tax earnings was $1.0 million and $18.2 million for the years ended December 31, 2007 and 2006, respectively.

                    American General Life Insurance Company

5. Reserves for Guaranteed Benefits

Details concerning the Company's guaranteed minimum death benefit exposure including a return of net deposits plus a minimum return as of December 31, 2006 were as follows (in thousands):

                                                 2007         2006
                                             ------------ ------------
         Account value                       $ 48,252,208 $ 46,877,080
         Net amount at risk (a)                 1,052,868    1,322,330
         Average attained age of contract
           holders                                     57           57
         Range of guaranteed minimum return
           rates                              0.00%-3.00%  0.00%-3.00%
(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet (in thousands):

                                                   2007     2006
                                                 -------  -------
             Balance at January 1                $ 5,338  $ 6,982
             Guaranteed benefits incurred         12,900    3,871
             Guaranteed benefits paid             (5,986)  (5,511)
                                                 -------  -------
             Balance at December 31              $12,252  $ 5,342
                                                 =======  =======

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2007 and 2006:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10%.

    .  Volatility assumption was 16%.

    .  Mortality was assumed to be 70% to 87.5% of the 1983a and Ult.M tables.

    . Lapse rates vary by contract type and duration and range from 5% to 25%, with an average of 16%.

    .  The discount rate was 8%.

                    American General Life Insurance Company

6. Future Life Policy Benefits and Policyholder Contract Deposits

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31 (in thousands):

                                                 2007        2006
                                              ----------- -----------
          Future policy benefits:
             Ordinary life                    $ 5,549,363 $ 5,190,640
             Group life                            50,693      25,202
             Life contingent group annuities       74,437      83,159
             Life contingent annuities          6,560,572   5,678,513
             Terminal funding                     386,831     394,000
             Accident and health                  263,741     259,172
                                              ----------- -----------
          Total                               $12,885,637 $11,630,686
                                              =========== ===========
          Policyholder contract deposits:
             Annuities                        $35,724,091 $35,656,145
             Corporate-owned life insurance       330,981     342,807
             Universal life                     6,806,218   6,460,694
             Other contract deposits              173,061     182,067
                                              ----------- -----------
          Total                               $43,034,351 $42,641,713
                                              =========== ===========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1 percent to 11 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 2.4 percent to 11.0 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 20.0 percent, grading to zero over a period of 0 to 19 years. Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2007 was 4.27 percent.

7. Other Assets

Other assets consisted of the following (in thousands):

                                                        December 31,
                                                      -----------------
                                                        2007     2006
                                                      -------- --------
        Prepaid expenses                              $ 39,178 $ 37,875
        Goodwill                                        56,037   37,951
        Computer software, net                          71,108   72,566
        Accounts receivable from brokers                72,564   53,960
        Property and equipment, net                    112,208   60,012
        Other assets                                    91,205   37,083
                                                      -------- --------
        Total other assets                            $442,300 $299,447
                                                      ======== ========

                    American General Life Insurance Company

8. Federal Income Taxes

8.1 Tax Liabilities

Income tax liabilities were as follows (in thousands):

                                                December 31,
                                             -------------------
                                               2007      2006
                                             -------- ----------
                Current tax liability        $ 15,220 $   52,860
                Net deferred tax liabilities  712,559  1,280,317
                                             -------- ----------
                   Income tax payable        $727,779 $1,333,177
                                             ======== ==========

The components of deferred tax liabilities and assets at December 31 were as follows (in thousands):

                                                      2007         2006
                                                  -----------  -----------
    Deferred tax liabilities applicable to:
       Deferred policy acquisition costs          $ 1,615,479  $ 1,418,736
       Basis differential of investments               73,398      218,891
       Net unrealized gains on debt and equity
         securities available for sale                     --      380,906
       Capitalized EDP                                 24,775       25,305
       Prepaid expenses                                    --        5,102
       Other                                               --      239,478
                                                  -----------  -----------
    Total deferred tax liabilities                  1,713,652    2,288,418

    Deferred tax assets applicable to:
       Policy reserves                               (617,564)  (1,003,225)
       Net unrealized losses on debt and equity
         securities available for sale               (238,322)          --
       Other                                         (145,207)      (4,876)
                                                  -----------  -----------
    Total deferred tax assets                      (1,001,093)  (1,008,101)
                                                  -----------  -----------
    Net deferred tax liabilities                  $   712,559  $ 1,280,317
                                                  ===========  ===========

For the tax year ending December 31, 2007, the Company will join in the filing of a consolidated federal income tax return with AIG. The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

On July 13, 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (FIN 48), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the provisions of FIN 48 on January 1, 2007. On the date of adoption, the Company did not record any adjustment for uncertain tax liabilities.

                    American General Life Insurance Company

8. Federal Income Taxes (continued)

8.1 Tax Liabilities (continued)

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows (in thousands):

       Gross unrecognized tax benefits at December 31, 2006    $ 57,367
          Agreed audit adjustments with taxing authorities
            included in opening balance                           9,147
          Increases in tax positions for prior years              6,647
          Decreases in tax positions for prior years            (58,514)
                                                               --------
       Gross unrecognized tax benefits at December 31, 2007    $ 14,647
                                                               ========

At December 31, 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $14.6 million, which includes $2.6 million related to tax positions the disallowance of which would not affect the annual effective income tax rate.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007, the Company had accrued $2.2 million and $10.9 million, respectively, for the payment of interest and penalties. For the year ended December 31, 2007, the Company recognized $8.6 million of interest (net of federal benefit) and penalties in the statement of income.

The Internal Revenue Service ("IRS") is currently examining the Company's tax returns for the taxable years 2000 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2000-2006 remain subject to examination by major tax jurisdictions.

8.2 Tax Expense

Components of income tax expense (benefit) for the years ended December 31 were as follows (in thousands):

                                                   2007      2006       2005
                                                 --------  --------  ---------
Income tax at statutory percentage of pretax
  income                                         $352,042  $512,820  $ 561,589
Non-conventional fuel source credits              (58,164)  (89,803)  (142,767)
Dividends received deduction                      (37,472)  (24,419)   (28,583)
Prior year corrections                            (22,721)    7,113    (10,989)
Other credits, taxes and settlements                7,347   (13,406)     1,331
                                                 --------  --------  ---------
Income tax expense                               $241,032  $392,305  $ 380,581
                                                 ========  ========  =========

                    American General Life Insurance Company

9. Transactions With Affiliates

Notes receivable from affiliates were as follows (in thousands):

                                          December 31, 2007    December 31, 2006
                                         -------------------- --------------------
                                         Par Value Fair Value Par Value Fair Value
                                         --------- ---------- --------- ----------
American General Corporation,
  9.375%, due 2008                       $     --   $     --  $  4,725   $  4,297
Transatlantic Holdings Inc.,
  Promissory notes, 5.75%, due 2015       164,000    163,175   164,000    163,358
AGC Life, Promissory notes,
  5.02%, due 2010                         116,000    116,000   116,000    116,000
American General Corporation,
  Promissory notes, 5.57%, due 2011       415,000    415,000   415,000    415,000
Castle Trust 2, Asset backed notes,
  5.26%, due 2026                          33,853     33,305    36,944     36,021
Castle Trust 2, Asset backed notes,
  8.26%, due 2026                           7,832      7,832    13,155     13,563
AIG Global Real Estate Investment Corp.,
  Mortgages assumed September 28, 2007     92,083     92,083        --         --
                                         --------   --------  --------   --------
Total notes receivable from affiliates   $828,768   $827,395  $749,824   $748,239
                                         ========   ========  ========   ========

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The Company paid approximately $60.6 million, $69.9 million and $66.9 million for such services in 2007, 2006 and 2005, respectively. Accounts payable for such services at December 31, 2007 and 2006 were not material. The Company rents facilities and provides services on an allocated cost basis to various affiliates. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, American General Life Companies ("AGLC"). AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $280.0 million, $354.8 million and $329.2 million for such services and rent in 2007, 2006 and 2005, respectively. Accounts receivable for rent and services at December 31, 2007 and 2006 were not material.

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp. ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

Effective August 1, 2003, the Company and AIG Life Insurance Company of Bermuda ("AIGB") entered into a Cut-through Agreement pursuant to which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $405,000 at December 31, 2007 and $340,000 at December 31, 2006. The Company believes the probability of loss under this agreement is remote.

                    American General Life Insurance Company

Effective June 23, 2003, the Company entered into a Cut-through Agreement with AIG Life of Canada ("AIGC") pursuant to which claimants were granted a direct right of action against the Company in the event AIGC becomes insolvent or otherwise cannot or refuses to perform its obligations under certain structured settlement contracts issued by AIGC. On November 6, 2003, the Company filed the Cut-through Agreement with the Texas Department of Insurance ("the Department"). In early 2005, the Company discussed this Cut-through Agreement with the Department and a reserve was established under these contracts that would not exceed $300 million without the consent of the Department. In 2007, the Company proposed entering into an agreement with AIGC to reinsure these obligations effective January 1, 2008, and filed the agreement for approval by the Department under the Texas Insurance Holding Company Act. The proposed reinsurance agreement, if approved, will incorporate the Cut-through Agreement as an endorsement. The reserves recorded by AIGC, related to these contracts, totaled $620.3 million at December 31, 2007 and $362.0 million at December 31, 2006. The Company believes the probability of loss under this agreement is remote.

On September 23, 2003, the Company purchased 68 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust") for $182.3 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to buying, owning, leasing and selling a portfolio of commercial jets. Castle 1 Trust is consolidated in the Company's financial statements.

During 2004, the Company purchased 38.7% of the non-voting preferred equity issued by Castle Trust 2003-II ("Castle Trust 2") for $116.6 million. The remaining non-voting equity interest and 100% of the voting equity of Castle Trust are held by various affiliates of the Company. The business of Castle Trust 2, and its wholly owned subsidiaries, is limited to buying, owning, leasing and selling a portfolio of aircraft. The purchase was funded by a capital contribution received from AGC Life Insurance Company. The Company's investment in Castle Trust 2 is reported in partnerships on the consolidated balance sheet.

On January 14, 2004, the Company purchased $65 million of fixed-rate asset-backed notes issued by Castle Trust 2. The notes mature on November 15, 2026 and are included in notes receivable from affiliates on the consolidated balance sheet.

On December 29, 2004, the Company purchased from an affiliate, Ambler Holding Corp., all of the Class D membership interests in Spicer Energy II LLC ("Spicer"), which owned three synthetic fuel production facilities. The Company reported this investment in partnerships on the consolidated balance sheet and applied the equity method of accounting, recording its proportionate share of Spicer's operating losses, and recognizing tax credits generated by the synthetic fuel production. The synthetic fuel tax credits available under the Internal Revenue Code expired as of December 31, 2007 and Spicer ceased operations at that time. At December 31, 2007, the carrying value of the investment was zero.

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163.2 million. Other affiliates of the Company are holders of the same class of securities.

                    American General Life Insurance Company

Effective May 31, 2006, ownership of American General Securities, Inc. ("AGSI") was transferred from American General Equity Services Corp. ("AGESC"), a wholly owned subsidiary of the Company, to AIG Advisor Group, Inc., an indirect wholly owned subsidiary of AIG, through a series of related party dividends and contributions within AIG-owned companies.

On September 25, 2006, the Company purchased 27% of an unaffiliated mortgage loan at its estimated fair market value of $8.8 million, from SunAmerica Life Insurance Company (an affiliate), which included a purchase premium of $0.5 million.

American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated
March 3, 2003 ("the Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

On September 28, 2007, the Company purchased two commercial real estate properties and partnership interests in another commercial real estate property from affiliated companies. The intent of the transactions was to consolidate and simplify the ownership structure of real estate located in the AIG office complex in Houston, Texas and occupied in part by AIG affiliates. The property interests were purchased with cash at market value, based upon independent third-party investment value appraisals of the buildings and land. The Company previously held a 1.91% interest in a partnership, 2929 Allen Parkway LP, whose assets consisted primarily of an office tower and land. The Company purchased all of the remaining interests in the partnership from affiliates. The Company dissolved the partnership and took direct ownership of the real estate on December 31, 2007.

As of September 28, 2007, AIG Global Real Estate Investment Corp. (an affiliate), assumed $91.8 million of commercial mortgage loans from the Company. These mortgage loans had previously been unaffiliated.

10. Benefit Plans

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

                    American General Life Insurance Company

11. Derivative Financial Instruments

11.1 Use of Derivative Financial Instruments

The Company's use of derivative financial instruments is generally limited to interest rate swaps, currency swaps, S&P 500 index options and Treasury note and U.S. long bond futures as economic hedges of certain financial assets and liabilities as follows:

Derivative Instrument                         Economically Hedged Item
---------------------                         ------------------------
Interest rate and currency swaps              Private placement bonds
S&P index, Dow Jones EURO STOXX 50,           Equity-indexed policy liabilities
  and Hang Seng Index options                 on certain universal life and
                                              annuity policies
Treasury note and long bond futures           Bonds purchased for short-term
                                              (trading) purposes

The Company believes that such hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting.

With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded S&P 500 Index, Dow Jones EURO STOXX 59 and Hang Seng Index options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

11.2 Risks Inherent In the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts.

11.3 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

Swap agreements have terms of two to twenty-two years. Interest rate and currency swap agreements related to investment securities at December 31 were as follows (in thousands):

                                                 2007        2006
                                              ----------  ----------
          Interest rate swap agreements:
             Notional amount                  $1,209,000  $1,275,000
             Fair value                           (8,000)    (15,000)
          Currency swap agreements:
             Notional amount                     890,184     772,000
             Fair value                         (149,027)    (97,000)

                    American General Life Insurance Company

11.4 Index Options

S&P 500 index options (puts and calls) are purchased as economic hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products. Such options generally have terms of one or two years. The Company has procedures in place to economically match option purchases to policy liabilities. Contracts outstanding at December 31 were as follows (in thousands):

                                             2007                2006
                                      ------------------- -------------------
                                      Notional Fair Value Notional Fair Value
                                      -------- ---------- -------- ----------
  Calls:
     One-year (or less) contracts     $482,389  $13,903   $319,314  $26,236
     Two-year contracts                 59,510    4,688     41,221    4,278
     Five-year contracts                65,076   20,609         --       --

11.5 Futures

The Company purchases and sells short futures (Treasury note and U.S. long bond) to offset interest rate exposures on certain bonds purchased for the trading portfolio. The fair value of futures outstanding was zero at December 31, 2007 and December 31, 2006, respectively.

12. Fair Value of Financial Instruments

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                                2007                2006
                                         ------------------- -------------------
                                                    Carrying            Carrying
                                         Fair Value  Amount  Fair Value  Amount
                                         ---------- -------- ---------- --------
                                                      (In millions)
Assets
Cash                                      $   461   $   461   $   247   $   247
Fixed maturity and equity securities       49,008    49,008    51,198    51,198
Mortgage loans on real estate               6,392     6,384     5,041     4,918
Policy loans                                1,909     1,847     1,840     1,820
Short-term investments                        476       476        42        42
Derivative assets                              40        40        32        32
Partnerships & other invested assets        4,790     4,790     3,483     3,483
Investment in Parent Company                   47        47        58        58
Notes receivable from affiliates              827       827       748       748
Securities lending collateral              19,010    19,010    17,345    17,345
Assets held in separate accounts           32,315    32,315    30,272    30,272

Liabilities
Investment contracts                       33,843    35,338    32,752    35,343
Dividend accumulations                        869       869       884       884
Derivative liabilities                        158       158       114       114
Securities lending payable                 20,608    20,608    17,345    17,345
Liabilities related to separate accounts   32,315    32,315    30,272    30,272

The following methods and assumptions were used to estimate the fair value of financial instruments:

Cash and Short-Term Investments

Carrying value is considered to be a reasonable estimate of fair value.

                    American General Life Insurance Company

Fixed Maturity and Equity Securities

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The Company obtains market price data to value financial instruments whenever such information is available. Market price data generally is obtained from market exchanges or dealer quotations. The types of instruments valued based on market price data include G-7 government and agency securities, equities listed in active markets, and investments in publicly traded mutual funds with quoted market prices.

The Company estimates the fair value of fixed income instruments not traded in active markets by referring to traded securities with similar attributes and using a matrix pricing methodology. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, and other relevant factors. The types of fixed income instruments not traded in active markets include non-G-7 government securities, municipal bonds, certain hybrid financial instruments, most investment-grade and high-yield corporate bonds, and most mortgage- and asset-backed products.

The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows.

For equity and fixed income instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates. Fair value for collateral, commercial and guaranteed loans is based primarily on independent pricing services, broker quotes and other independent information.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

Partnerships

Fair value of partnerships is based upon the fair value of the net assets of these investments as determined by the general partners.

Investment in AIG

The fair value of the investment in AIG is based on quoted market prices of AIG common stock.

Notes Receivable from Affiliates

Fair value of promissory notes and asset backed notes from affiliates were based on quoted market prices, where available. For investments not actively traded, fair value was estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

Securities Lending Collateral / Securities Lending Payable

Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturity securities.

The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

                    American General Life Insurance Company

Assets and Liabilities Related to Separate Accounts

The fair value of separate account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

Derivative Financial Instruments

Fair value of derivative asset and liabilities is based on the use of valuation models that utilize, among other things, current interest, foreign exchange and volatility rates, as applicable.

Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

Dividend Accumulation

Fair value of dividend accumulation is the accumulated value of dividend to be paid to the policyholder with interest.

13. Commitments and Contingencies

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had unfunded investment commitments totaling $1,377.6 million of which $1,116.4 million was committed to fund limited partnership investments. The company also had $261.2 million in commitments relating to mortgage loans at December 31, 2007.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2007 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The liability is not material to the Company's results of operations or consolidated financial position.

At December 31, 2007, future scheduled minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2007, to be received by Castle 1 Trust under operating leases for the year ended December 31 are as follows (in thousands):

                            2008            $109,225
                            2009             102,752
                            2010              82,983
                            2011              65,685
                            2012              39,204
                            Thereafter        34,405
                                            --------
                            Total           $434,254
                                            ========

                    American General Life Insurance Company

While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued represents the Company's best estimate of its liability, this estimate may change in the future.

On November 1, 2002, the Company and various affiliates entered into an inter-affiliate credit facility (the "facility"), under which the Company commits to make loans to AIG. The maximum aggregate amount of the Company's commitment is currently $160.0 million. Such loans may take the form of variable rate loans that pay the higher of the federal funds rate plus 0.5 percent or the prime rate, or fixed rate loans that pay LIBOR plus a specific margin. AIG has the option, at the commitment termination date, to convert any outstanding loan balances to one-year term. The current commitment termination date is September 6, 2008. The Company receives annual facility fees of .025%. No loans were funded during 2007 or 2006.

AGL owns interests in certain limited liability companies ("LLCs") which invested in six coal synthetic fuel production facilities. The sale of coal synthetic fuel produced by these six facilities generated income tax credits. Since acquiring the facilities, AGL has recognized approximately $594 million of synfuel tax credits through December 31, 2007. By letters dated February 17, 2006, the IRS field agents have advised the LLCs that all six production facilities were placed in service before July 1, 1998 and that they will withdraw the 60-day letters issued to the LLCs.

The Company generated income tax credits as a result of investing in synthetic fuel under production. Tax credits generated from the production and sale of synthetic fuel under the Internal Revenue Code are subject to an annual phase-out provision that is based on the average wellhead price of domestic crude oil. The price range within which the tax credits are phased-out was originally established in 1980 and is adjusted annually for inflation. Depending on the price of domestic crude oil for a particular year, all or a portion of the tax credits generated in that year might be eliminated. The Company evaluated the production levels of its synthetic fuel production facilities in light of the risk of phase-out of the associated tax credits. As a result of fluctuating domestic crude oil prices, the Company evaluated and adjusted production levels when appropriate in light of this risk. The tax credits expired on December 31, 2007.

Prior to 2006, net premiums and losses retained by the Company, after retro-cessions to various quota share reinsurers, were 100% retro-ceded to another AIG subsidiary, American General Assurance Company ("AGAC"). During 2006, the agreement with AGAC terminated and the retrocession was recaptured.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

                    American General Life Insurance Company

14. Reinsurance

Reinsurance transactions for the years ended December 31, 2007, 2006 and 2005 were as follows (in thousands):

                                                                                      Percentage
                                                               Assumed                of Amount
                                               Ceded to Other From Other               Assumed
                                  Gross Amount   Companies    Companies   Net Amount    to Net
                                  ------------ -------------- ---------- ------------ ----------
December 31, 2007
Life insurance in force           $650,105,100  $139,319,974  $3,208,711 $513,993,837    0.62%
                                  ============  ============  ========== ============
Premiums:

   Life insurance and annuities      2,598,242       594,393      14,651    2,018,500    0.73%
   Accident and health insurance        28,131         7,929       9,959       30,161   33.02%
                                  ------------  ------------  ---------- ------------
Total premiums                    $  2,626,373  $    602,322  $   24,610 $  2,048,661    1.20%
                                  ============  ============  ========== ============
December 31, 2006
Life insurance in force           $589,468,232  $140,037,494  $2,816,826 $452,247,564    0.62%
                                  ============  ============  ========== ============
Premiums:

   Life insurance and annuities      2,498,746       525,132      12,259    1,985,873    0.62%
   Accident and health insurance        27,548         1,659         196       26,085    0.75%
                                  ------------  ------------  ---------- ------------
Total premiums                    $  2,526,294  $    526,791  $   12,455 $  2,011,958    0.62%
                                  ============  ============  ========== ============
December 31, 2005
Life insurance in force           $502,899,091  $139,656,195  $3,081,688 $366,324,584    0.84%
                                  ============  ============  ========== ============
Premiums:

   Life insurance and annuities      2,391,048       456,696      14,397    1,948,749    0.74%
   Accident and health insurance        25,590         2,926       1,927       24,591    7.84%
                                  ------------  ------------  ---------- ------------
Total premiums                    $  2,416,638  $    459,622  $   16,324 $  1,973,340    0.83%
                                  ============  ============  ========== ============

Reinsurance recoverable on paid losses was approximately $59.5 million, and $32.9 million, at December 31, 2007 and 2006, respectively. Reinsurance recoverable on unpaid losses was approximately $202.6 million, and $139.6 million at December 31, 2007 and 2006, respectively.

Total reinsurance recoverables are included in accounts receivable on the consolidated balance sheet.

                    American General Life Insurance Company

In December 2002, the Company entered into a coinsured/modified coinsurance agreement with AIGB, an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100% quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

For the year ending December 31, 2007, the Company incorporated, a wholly owned subsidiary, Pine Vermont Reinsurance Company ("Pine Vermont") with a contribution of $250,000. Pine Vermont is domiciled in Vermont but had not yet obtained an insurance company license at December 31, 2007.

15.Shareholder's Equity

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The Company's stock is held by its immediate parent, AGC Life Insurance Company.

The Company paid $550 million, $200 million and $440 million in dividends on common stock to AGC Life in 2007, 2006 and 2005, respectively. The Company also paid $680,000 in dividends on preferred stock to AGC Life in 2007, 2006 and 2005. In addition, the Company paid a non-cash dividend of $7.5 million to the Parent Company during 2006.

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2007, approximately $10.1 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $4.0 billion of consolidated shareholder's equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to AGC Life are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations.

16.Subsequent Events

The Company received a capital contribution of $400.0 million from its Parent in February 2008.

The Puerto Rico Office of the Commissioner of Insurance ("Commissioner") issued a letter dated February 27, 2008 approving the merger of AIG Life Insurance Company of Puerto Rico ("AIG Puerto Rico") a subsidiary of AIG, into the Company subject to: (i) the approval and completion of the merger in accordance with the laws of the State of Texas by the Texas Department of Insurance ("Texas Department"), and (ii) submission to the Commissioner of the Texas Department's approval documentation. The Texas Department issued an unsigned copy of its Order approving the merger on March 18, 2008 which provides for an effective merger date of January 1, 2008. The Company anticipates that barring any unforeseen circumstances the Order will be finalized and signed by the Texas Department in the near future.

Pro forma consolidated results at December 31, had AIG Puerto Rico been acquired on January 1, 2005, were as follows (in thousands):

                                           2007         2006         2005
                                       ------------ ------------ ------------
   Total Assets                        $123,723,378 $117,820,720 $109,668,898
   Total Liabilities                   $113,531,702 $106,689,912 $ 99,240,852
   Total Revenue                       $  6,713,715 $  6,845,289 $  6,720,305
   Total Net Income                    $    766,066 $  1,074,247 $  1,225,548

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                               TABLE OF CONTENTS


   Report of Independent Auditors........................................ 2

   Statements of Admitted Assets......................................... 3

   Statements of Liabilities, Capital and Surplus........................ 4

   Statements of Income and Changes in Capital and Surplus............... 5

   Statements of Cash Flow............................................... 6

   Notes to Statutory Basis Financial Statements......................... 7

                        Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 1 to the financial statements.

PRICEWATERHOUSECOOPERS LLP

New York, NY
April 25, 2008

                        AMERICAN HOME ASSURANCE COMPANY

                         STATEMENTS OF ADMITTED ASSETS

                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2007 AND 2006
                                (000'S OMITTED)

-----------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                       2007        2006
-----------------------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2007 - $16,075,222; 2006 - $15,146,927).............. $15,843,721 $14,844,987
   Stocks:
       Common stocks, at NAIC market value adjusted for non admitted assets (cost: 2007 -
         $1,556,742; 2006 - $1,602,207)..............................................................   3,139,327   3,304,355
       Preferred stocks, primarily at NAIC market value (cost: 2007 - $613,732; 2006 - $577,109).....     613,732     587,471
   Other invested assets, primarily at equity (cost: 2007 - $1,458,240; 2006 - $1,171,367)...........   1,943,313   1,509,651
   Securities lending collateral.....................................................................     279,774     203,323
   Short-term investments, at amortized cost (approximates NAIC market value)........................     183,951     129,196
   Cash..............................................................................................     258,078     164,596
-----------------------------------------------------------------------------------------------------------------------------
          Total cash and invested assets.............................................................  22,261,896  20,743,579
-----------------------------------------------------------------------------------------------------------------------------
Investment income due and accrued....................................................................     213,302     203,764
Agents' balances or uncollected premiums:
   Premiums in course of collection..................................................................     593,808     955,240
   Premiums and installments booked but deferred and not yet due.....................................     892,935     371,971
   Accrued retrospective premiums....................................................................   1,237,062   1,606,389
Amounts billed and receivable from high deductible policies..........................................     159,393      76,370
Reinsurance recoverable on loss payments.............................................................     600,573     488,243
Funds held by or deposited with reinsurers...........................................................      11,118      13,951
Deposit accounting assets............................................................................     751,468     809,537
Deposit accounting assets - funds held...............................................................      98,917      94,279
Federal and foreign income taxes recoverable from parent.............................................     143,717      63,569
Net deferred tax assets..............................................................................     382,578     421,900
Equities in underwriting pools and associations......................................................   1,211,817     858,614
Receivable from parent, subsidiaries and affiliates..................................................     115,695   1,484,555
Other admitted assets................................................................................     182,141     179,243
-----------------------------------------------------------------------------------------------------------------------------
          Total admitted assets...................................................................... $28,856,420 $28,371,204
=============================================================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2007 AND 2006
                   (000'S OMITTED EXCEPT SHARE INFORMATION)

----------------------------------------------------------------------------------------------
As of December 31,                                                       2007         2006
----------------------------------------------------------------------------------------------
                            Liabilities

Reserves for losses and loss adjustment expenses.................... $13,732,102  $12,754,581
Unearned premium reserves...........................................   4,475,413    4,518,443
Commissions, premium taxes, and other expenses payable..............     234,495      183,640
Reinsurance payable on paid loss and loss adjustment expenses.......     263,917      308,091
Funds held by company under reinsurance treaties....................     236,183      228,878
Provision for reinsurance...........................................     115,844      128,824
Ceded reinsurance premiums payable, net of ceding commissions.......     492,611      427,505
Retroactive reinsurance reserves - assumed..........................      30,486       23,242
Retroactive reinsurance reserves - ceded............................     (65,309)     (61,283)
Deposit accounting liabilities......................................     189,511      172,296
Deposit accounting liabilities - funds held.........................     695,928      703,508
Securities lending payable..........................................     304,398      203,323
Collateral deposit liability........................................     354,916      613,043
Payable to parent, subsidiaries and affiliates......................     152,184    1,547,586
Payable for securities..............................................       3,331      110,581
Other liabilities...................................................     343,453      297,093
----------------------------------------------------------------------------------------------
   Total liabilities................................................  21,559,463   22,159,351
----------------------------------------------------------------------------------------------
                        Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding..........................      25,426       25,426
Capital in excess of par value......................................   2,941,471    2,779,526
Unassigned surplus..................................................   4,280,727    3,357,054
Special surplus funds from retroactive reinsurance..................      49,333       49,847
----------------------------------------------------------------------------------------------
   Total capital and surplus........................................   7,296,957    6,211,853
----------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus.......................... $28,856,420  $28,371,204
==============================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

            STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                (000'S OMITTED)

-------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                               2007        2006         2005
-------------------------------------------------------------------------------------------------------------------------------
                                   Statements of Income
                                   --------------------

Underwriting income:
   Premiums earned......................................................................... $7,703,016  $7,700,011  $ 7,045,820
-------------------------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred.........................................................................  4,444,636   4,606,481    5,406,410
   Loss adjustment expenses incurred.......................................................    840,801     803,517    1,098,644
   Other underwriting expenses incurred....................................................  1,864,547   1,825,815    1,584,477
-------------------------------------------------------------------------------------------------------------------------------
Total underwriting deductions..............................................................  7,149,984   7,235,813    8,089,531
-------------------------------------------------------------------------------------------------------------------------------
Net underwriting income (loss).............................................................    553,032     464,198   (1,043,711)
-------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned............................................................  1,019,018     702,426      630,678
   Net realized capital gains (net of capital gains taxes: 2007 - $29,141; 2006 - $29,092;
     2005 - $20,492).......................................................................    117,037      61,624       38,055
-------------------------------------------------------------------------------------------------------------------------------
Net investment gain........................................................................  1,136,055     764,050      668,733
-------------------------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off......................................    (85,724)    (49,762)    (145,742)
Finance and Service Charges not Included in Premium........................................     16,449      14,287       16,400
Other gain, net of dividends to policyholders..............................................     76,290      49,691       75,547
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) after capital gains taxes and before federal income taxes....................  1,696,102   1,242,464     (428,773)
Federal income tax expense (benefit).......................................................    348,359     263,263     (243,047)
-------------------------------------------------------------------------------------------------------------------------------
       Net income (loss)................................................................... $1,347,743  $  979,201  $  (185,726)
===============================================================================================================================
                              Changes in Capital and Surplus
                              ------------------------------

Capital and surplus, as of December 31, previous year...................................... $6,211,853  $5,049,651  $ 3,339,340
   Adjustment to beginning surplus.........................................................    (56,532)     55,538     (211,984)
-------------------------------------------------------------------------------------------------------------------------------
   Capital and surplus, as of January 1,...................................................  6,155,321   5,105,189    3,127,356
-------------------------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income (loss).......................................................................  1,347,743     979,201     (185,726)
   Change in net unrealized capital gains (net of capital gains taxes: 2007 - $131,952;
     2006 - $121,173; 2005 - $13,354)......................................................   (103,183)    119,660      164,444
   Change in net deferred income tax.......................................................    (73,791)    (13,270)     112,728
   Change in non-admitted assets...........................................................    184,885     (80,352)    (322,775)
   Change in provision for reinsurance.....................................................     12,980      81,328      166,585
   Paid in capital and surplus.............................................................    161,945          --    2,076,780
   Cash dividends to stockholder...........................................................   (615,000)         --      (31,732)
   Other surplus adjustments...............................................................     (1,572)      1,268           --
   Foreign exchange translation............................................................    227,629      18,829      (58,009)
-------------------------------------------------------------------------------------------------------------------------------
       Total changes in capital and surplus................................................  1,141,636   1,106,664    1,922,295
-------------------------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31,.................................................... $7,296,957  $6,211,853  $ 5,049,651
===============================================================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                            STATEMENTS OF CASH FLOW

                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                (000'S OMITTED)

-----------------------------------------------------------------------------------------
For the years ended December 31,                       2007         2006         2005
-----------------------------------------------------------------------------------------
              Cash From Operations
              --------------------

Premiums collected, net of reinsurance............ $ 7,948,658  $ 6,433,712  $ 7,096,647
Net investment income.............................   1,058,334      787,413      604,156
Miscellaneous income (expense)....................       7,137       75,317      (53,776)
-----------------------------------------------------------------------------------------
   Sub-total......................................   9,014,129    7,296,442    7,647,027
-----------------------------------------------------------------------------------------
Benefit and loss related payments.................   3,805,524    3,520,205    3,809,181
Commission and other expense paid.................   2,470,003    2,401,959    2,171,077
Dividends paid to policyholders...................         123        1,344          878
Change in federal and foreign income taxes........     330,784     (438,538)      (3,783)
-----------------------------------------------------------------------------------------
   Net cash provided from operations..............   2,407,695    1,811,472    1,669,674
-----------------------------------------------------------------------------------------
              Cash From Investments
              ---------------------

Proceeds from investments sold, matured, or repaid
   Bonds..........................................   4,926,616    5,231,792    4,129,223
   Stocks.........................................   3,450,014    3,211,715    2,795,546
   Other..........................................     269,849    1,646,730    3,042,793
-----------------------------------------------------------------------------------------
   Total proceeds from investments sold, matured,
     or repaid....................................   8,646,479   10,090,237    9,967,562
-----------------------------------------------------------------------------------------
Cost of investments acquired
   Bonds..........................................   5,748,239   10,488,316    5,803,573
   Stocks.........................................   3,296,552    3,180,130    3,071,743
   Other..........................................     772,178      350,752    3,630,931
-----------------------------------------------------------------------------------------
   Total cost of investments acquired.............   9,816,969   14,019,198   12,506,247
-----------------------------------------------------------------------------------------
   Net cash (used in) investing activities........  (1,170,490)  (3,928,961)  (2,538,685)
-----------------------------------------------------------------------------------------
  Cash From Financing and Miscellaneous Sources

Capital and surplus paid-in.......................          --    1,326,780      750,000
Borrowed funds....................................     101,075           --           --
Dividends to stockholder..........................    (615,000)          --      (47,598)
Intercompany receivable and payable, net..........     (26,540)     342,735      195,946
Net deposit on deposit-type contracts and other
  insurance.......................................      71,282      262,411      285,727
Equities in underwriting pools and associations...    (360,841)    (184,691)    (190,476)
Collateral deposit liability......................    (258,127)     107,288       46,816
Other.............................................      (4,415)     438,392     (143,089)
-----------------------------------------------------------------------------------------
   Net cash provided from (used in) financing
     activities...................................  (1,092,296)   2,292,915      897,326
-----------------------------------------------------------------------------------------
   Effect of exchange rate changes on cash........       3,328          338          718
   Net change in cash and short-term investments..     148,237      175,764       29,033
Cash and short-term investments:
   Beginning of year..............................     293,792      118,028       88,995
-----------------------------------------------------------------------------------------
   End of year.................................... $   442,029  $   293,792  $   118,028
=========================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
POLICIES
--------

A. Organization
   ------------

   The American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc., (AIGCIG), a Delaware corporation, formerly known as NHIG Holding Corp.

   On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIGCIG, an indirect wholly-owned subsidiary of AIG. Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers and through AIG's risk finance operation, the Company provides its customized structured products.

   The accompanying financial statements include the Company's U.S. operation and its Japan and Canadian branches.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. Summary of Significant Statutory Basis Accounting Policies
   ----------------------------------------------------------
   Prescribed or Permitted Statutory Accounting Practices:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

   The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; (2) under New York Insurance Law, electronic data processing (EDP) apparatus and related equipment constituting a data processing, record keeping, or accounting system is allowed as an admitted asset to be amortized over a ten year period provided that the cost exceeds $50,000 per system; NAIC SAP allows EDP equipment and operating system software as assets, subject to an aggregate limit of three percent of surplus and an amortization period not to exceed the lesser of three years or the useful life; (3) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance, including parental letter of credits, that are not permitted under NAIC SAP; and (4) goodwill admissibility rules differ between New York Insurance Law and NAIC SAP. In addition, New York Insurance Law Section 1414 requires that the shares of a subsidiary insurer be valued at the lesser of the subsidiary's market value or book value as shown by its last annual statement or report on examination, whichever is more recent.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by NY SAP is shown below:

   ------------------------------------------------------------------------
   December 31,                             2007        2006        2005
   ------------------------------------------------------------------------
   Net income (loss), NY SAP............ $1,347,743  $  979,201  $ (185,726)
   State prescribed practices -
     (deduction):
      Non-tabular discounting...........    (21,301)    (21,866)    (31,431)
   ------------------------------------------------------------------------
   Net income (loss), NAIC SAP.......... $1,326,442  $  957,335  $ (217,157)
   ========================================================================
   Statutory surplus, NY SAP............ $7,296,957  $6,211,853  $5,049,651
   State prescribed practices -
     (charge):
      Non-tabular discounting...........   (255,772)   (234,471)   (212,605)
      Regulation 20 - other reinsurance
        credits.........................   (106,577)   (133,123)   (201,421)
      Regulation 20 - parental letters
        of credit.......................   (361,650)   (406,784)   (398,389)
      EDP equipment and software........         --          --     (93,881)
   ------------------------------------------------------------------------
   Total state prescribed practices.....   (723,999)   (774,378)   (906,296)
   ------------------------------------------------------------------------
   Statutory surplus, NAIC SAP.......... $6,572,958  $5,437,475  $4,143,355
   ========================================================================

   In 2006 and 2005, the Superintendent permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to $403,460. The Superintendent has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2007 and 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $30,616 and $131,697, respectively. In addition, the Superintendent has permitted the company to account for investments in publicly traded affiliated common stocks at the quoted market value less a discount as prescribed by NAIC SAP. The difference between the carrying value and book value as of December 31, 2007 and 2006 amounted to $266,864 and $251,881, respectively.

   In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business. Additionally, as part of the transaction, management (i) entered into several intercompany reinsurance agreements (both commutations and new contracts) with subsidiaries of AIG; and,
   (ii) intent to make capital contributions and distributions involving subsidiaries of AIG. Some of these transactions are still not fully executed. The proposed transactions are intended in aggregate to have minimal effect (i.e.: less than 1%) individually and in aggregate on the surplus of the National Union Pool Companies (See listing of companies in Note 5A).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   The results of the UK branch are reported through the Company's participation in American International Underwriters Overseas Association (AIUOA or the Association) (see Footnote 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, will record the effects described in the preceding paragraph of this transaction in its 2008 statutory financial statements.

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2007 reporting period.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:
   ----------------------------------------------------------------------------
   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:
   -----------

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

Under NAIC SAP:
---------------

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   Significant Statutory Accounting Practices:
   -------------------------------------------

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

    . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

       In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2007 and 2006, the NAIC market value of the Company's mortgage-backed securities approximated $505,415 and $160,750, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values

       Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

       by NAIC SAP. At December 31, 2007 and 2006, the average discount rate is approximately 20.95% and 20.1%, respectively. Other investments in affiliates are included in common stocks based on the net worth of the entity.

    . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains.

    . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

       Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

       Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

       Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

    . Net Investment Gain (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectibility. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2007 and 2006, no investment income due and accrued was determined to be uncollectible or non-admitted.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2007 and 2006, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,237,062 and $1,606,389, respectively, net of non-admitted premium balances of $52,913 and $55,203, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

   -------------------------------------------------------------------------
   For the years ended December 31,               2007      2006      2005
   -------------------------------------------------------------------------
   Net written premiums subject to
     retrospectively rated premiums............ $811,018  $684,635  $510,615
   Percentage of total net written premiums....     10.6%      8.7%      7.1%
   -------------------------------------------------------------------------

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

   In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

   The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

   Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

   As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling arrangement and related financial statement presentation.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims.

   The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $2,014,235 and $1,676,681, as of December 31, 2007 and 2006, respectively. As of
   December 31, 2007 and 2006, the Company's tabular discount amounted to $285,969 and $238,180, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,014,235 and $1,676,681 as of December 31, 2007 and 2006, respectively. As of
   December 31, 2007 and 2006, the Company's non-tabular discount amounted to $255,772 and $234,471, respectively, all of which were applied against the Company's case reserves.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

                        American Home Assurance Company

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2007 and 2006, depreciation and amortization expense amounted to $24,539 and $21,036, and accumulated depreciation as of December 31, 2007 and 2006 amounted to $137,278 and $107,392, respectively.

   Reclassifications: Certain balances contained in the 2006 and 2005 financial statements have been reclassified to conform with the current year's presentation.

   During 2006 the Company recorded a pre-tax charge of $249,898 relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

During 2007, 2006 and 2005, the Company dedicated significant effort to the resolution of weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2006, 2005 and 2004 annual statements. The corrections of these errors resulted in an after tax statutory credit (charge) of $(56,532), $55,538 and $(211,984) as of January 1, 2007, 2006 and 2005, respectively.

Accounting Adjustments to 2006, 2005 and 2004 Statutory Basis Financial
-----------------------------------------------------------------------
Statements
----------

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the correction of these errors has been reported as an adjustment to unassigned surplus as of January 1, 2007, 2006 and 2005.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The impact of these corrections on policyholder surplus as of January 1, 2007, 2006 and 2005 is as follows:

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2006..................................  $6,211,853
  Adjustments to beginning Capital and Surplus:
     Federal income taxes.......................................     (79,156)
     Goodwill...................................................       2,146
     Asset admissibility........................................       5,841
     Expense recognition........................................      14,637
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....     (56,532)
  ----------------------------------------------------------------------------
  Balance at January 1, 2007, as adjusted.......................  $6,155,321
  ============================================================================

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2005..................................  $5,049,651
  Adjustments to beginning Capital and Surplus:
     Asset admissibility........................................      (3,482)
     Foreign translation adjustment.............................     102,290
     Federal income taxes.......................................     (43,270)
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....      55,538
  ----------------------------------------------------------------------------
  Balance at January 1, 2006, as adjusted.......................  $5,105,189
  ============================================================================

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2004, as amended......................  $3,339,340
  Adjustments to beginning Capital and Surplus:
     Asset realization..........................................    (229,448)
     Revenue recognition........................................     (65,075)
     Federal income taxes.......................................      82,539
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....    (211,984)
  ----------------------------------------------------------------------------
  Balance at January 1, 2005, as adjusted.......................  $3,127,356
  ============================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been non-admitted.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

Foreign translation adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Asset realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see
Note 9).

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2007 and 2006.

                                                2007                    2006
--------------------------------------------------------------------------------------
                                        Carrying   Statutory    Carrying   Statutory
                                         Amount    Fair Value    Amount    Fair Value
--------------------------------------------------------------------------------------
Assets:
   Bonds.............................. $15,843,721 $16,075,222 $14,844,987 $15,146,927
   Common stocks......................   3,139,327   3,529,455   3,304,355   3,684,898
   Preferred stocks...................     613,732     610,622     587,471     588,334
   Other invested assets..............   1,943,313   1,943,313   1,509,651   1,509,651
   Securities lending collateral......     279,774     279,774     203,323     203,323
   Cash and short-term investments....     442,029     442,029     293,792     293,792
   Equities in underwriting pools and
     associations.....................   1,211,817   1,211,817     858,614     858,614
Liabilities:
   Securities lending payable......... $   304,398 $   304,398 $   203,323 $   203,323
   Collateral deposit liability.......     354,916     354,916     613,043     613,043
   Payable for securities.............       3,331       3,331     110,581     110,581
--------------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

    . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*.

    . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

    . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The carrying value of all other financial instruments approximates fair value.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2007 and 2006 are outlined in the table below:

------------------------------------------------------------------------------------------------
                                                                 Gross      Gross       NAIC
                                                    Amortized  Unrealized Unrealized   Market
                                                      Cost       Gains      Losses     Value*
------------------------------------------------------------------------------------------------
As of December 31, 2007
   U.S. governments............................... $   331,397  $  9,847   $   114   $   341,130
   All other governments..........................     843,820    13,464       248       857,036
   States, territories and possessions............   2,729,603    53,167     2,240     2,780,530
   Political subdivisions of states, territories
     and possessions..............................   3,320,639    66,000     1,435     3,385,204
   Special revenue and special assessment
     obligations and all non-guaranteed
     obligations of agencies and authorities and
     their political subdivisions.................   6,935,227   118,715    23,268     7,030,674
   Public utilities...............................      79,320       948        66        80,202
   Industrial and miscellaneous...................   1,603,715     7,578    10,847     1,600,446
------------------------------------------------------------------------------------------------
       Total bonds, as of December 31, 2007....... $15,843,721  $269,719   $38,218   $16,075,222
================================================================================================
As of December 31, 2006
   U.S. governments............................... $   331,819  $  1,828   $ 2,571   $   331,076
   All other governments..........................   1,195,804     5,207     3,017     1,197,994
   States, territories and possessions............   2,320,995    45,984       928     2,366,051
   Political subdivisions of states, territories
     and possessions..............................   3,319,677    79,061       796     3,397,942
   Special revenue and special assessment
     obligations and all non-guaranteed
     obligations of agencies and authorities and
     their political subdivisions.................   7,052,116   172,223     1,204     7,223,135
   Public utilities...............................      45,542       186       460        45,268
   Industrial and miscellaneous...................     579,034    10,772     4,345       585,461
------------------------------------------------------------------------------------------------
       Total bonds, as of December 31, 2006....... $14,844,987  $315,261   $13,321   $15,146,927
================================================================================================

As of December 31, 2007 and 2006, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $16,278,092 and $15,167,455, respectively.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The amortized cost and NAIC market values* of bonds at December 31, 2007, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

-----------------------------------------------------------------
                                           Amortized  NAIC Market
                                             Cost       Value*
-----------------------------------------------------------------
   Due in one year or less............... $   810,320 $   811,360
   Due after one year through five years.     805,676     812,394
   Due after five years through ten
     years...............................   2,730,632   2,780,088
   Due after ten years...................  10,990,744  11,165,965
   Mortgaged-backed securities...........     506,349     505,415
-----------------------------------------------------------------
   Total bonds........................... $15,843,721 $16,075,222
=================================================================

Proceeds from sales and gross realized gains and gross realized losses were as follows:

For the years ended December 31,         2007                  2006                  2005
--------------------------------------------------------------------------------------------------
                                              Equity                Equity                Equity
                                   Bonds    Securities   Bonds    Securities   Bonds    Securities
--------------------------------------------------------------------------------------------------
     Proceeds from sales........ $4,142,868 $2,980,634 $4,370,165 $3,151,915 $3,278,300 $2,703,032
     Gross realized gains.......     83,609    191,600      6,407    222,465     31,404    132,690
     Gross realized losses......     17,451    151,981     21,502    105,248     17,304     91,050
--------------------------------------------------------------------------------------------------

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The cost or amortized cost and NAIC market value* of the Company's common and preferred stocks as of December 31, 2007 and 2006 are set forth in the table below:

                                              December 31, 2007
----------------------------------------------------------------------------------------
                      Cost or     Gross      Gross       NAIC
                     Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                       Cost       Gains      Losses     Value*      Asset       Value
----------------------------------------------------------------------------------------
Common stocks:
-------------
   Affiliated....... $  498,958 $1,447,794  $138,650  $1,808,102    $2,310    $1,805,792
   Non-affiliated...  1,057,784    331,241    55,490   1,333,535        --     1,333,535
----------------------------------------------------------------------------------------
       Total........ $1,556,742 $1,779,035  $194,140  $3,141,637    $2,310    $3,139,327
========================================================================================
Preferred stocks:
-----------------
   Affiliated....... $       -- $       --  $     --  $       --    $   --    $       --
   Non-affiliated...    613,732         --     3,110     610,622        --       613,732
----------------------------------------------------------------------------------------
       Total........ $  613,732 $       --  $  3,110  $  610,622    $   --    $  613,732
========================================================================================

                                              December 31, 2006
----------------------------------------------------------------------------------------
                      Cost or     Gross      Gross       NAIC
                     Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                       Cost       Gains      Losses     Value*      Asset       Value
----------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated....... $  610,842 $1,517,992  $60,010   $2,068,824     $--      $2,068,824
   Non-affiliated...    991,365    266,605   22,439    1,235,531      --       1,235,531
----------------------------------------------------------------------------------------
       Total........ $1,602,207 $1,784,597  $82,449   $3,304,355     $--      $3,304,355
========================================================================================
Preferred stocks:
-----------------
   Affiliated....... $       -- $       --  $    --   $       --     $--      $       --
   Non-affiliated...    577,109     11,225       --      588,334      --         587,471
----------------------------------------------------------------------------------------
       Total........ $  577,109 $   11,225  $    --   $  588,334     $--      $  587,471
========================================================================================

As of December 31, 2007 and 2006, the Company held derivative investments of $(289) and $0, respectively.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2007 and 2006 is set forth in the table below:

                                                        12 Months or Less   Greater than 12 Months         Total
------------------------------------------------------------------------------------------------------------------------
                                                        Fair     Unrealized  Fair      Unrealized    Fair     Unrealized
Description of Securities                               Value      Losses    Value       Losses      Value      Losses
------------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
------------------------
   U. S. governments................................. $   12,878  $    98   $    406    $     16   $   13,284  $    114
   All other governments.............................     13,210      151     24,004          97       37,214       248
   States, territories and possessions...............    191,194    1,574     57,650         666      248,844     2,240
   Political subdivisions of states, territories and
     possessions.....................................    241,561    1,435         69          --      241,630     1,435
   Special revenue...................................  1,313,469   23,258      4,269          10    1,317,738    23,268
   Public utilities..................................      1,786        1     11,762          65       13,548        66
   Industrial and miscellaneous......................    719,728   10,065     99,735         782      819,463    10,847
------------------------------------------------------------------------------------------------------------------------
   Total bonds.......................................  2,493,826   36,582    197,895       1,636    2,691,721    38,218
------------------------------------------------------------------------------------------------------------------------
   Affiliated........................................      9,991    2,813    110,276     135,837      120,267   138,650
   Non-affiliated....................................    426,898   55,490         --          --      426,898    55,490
------------------------------------------------------------------------------------------------------------------------
   Common stock......................................    436,889   58,303    110,276     135,837      547,165   194,140
------------------------------------------------------------------------------------------------------------------------
   Preferred Stock...................................     15,904    3,110         --          --       15,904     3,110
------------------------------------------------------------------------------------------------------------------------
   Total stocks......................................    452,793   61,413    110,276     135,837      563,069   197,250
------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks............................ $2,946,619  $97,995   $308,171    $137,473   $3,254,790  $235,468
========================================================================================================================
As of December 31, 2006:
------------------------
   U. S. governments................................. $  101,082  $   767   $ 73,937    $  1,804   $  175,019  $  2,571
   All other governments.............................    683,798    1,753     57,405       1,264      741,203     3,017
   States, territories and possessions...............    135,854      161     64,833         767      200,687       928
   Political subdivisions of states, territories and
     possessions.....................................     80,117      277     35,991         519      116,108       796
   Special revenue...................................    289,115      808     39,210         396      328,325     1,204
   Public utilities..................................      1,236       14     18,342         446       19,578       460
   Industrial and miscellaneous......................     68,790      458    108,020       3,887      176,810     4,345
------------------------------------------------------------------------------------------------------------------------
   Total bonds.......................................  1,359,992    4,238    397,738       9,083    1,757,730    13,321
------------------------------------------------------------------------------------------------------------------------
   Affiliated........................................     51,933   11,938    192,596      48,072      244,529    60,010
   Non-affiliated....................................    137,829   17,626     90,656       4,813      228,485    22,439
------------------------------------------------------------------------------------------------------------------------
   Common stock......................................    189,762   29,564    283,252      52,885      473,014    82,449
------------------------------------------------------------------------------------------------------------------------
   Total stocks......................................    189,762   29,564    283,252      52,885      473,014    82,449
------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks............................ $1,549,754  $33,802   $680,990    $ 61,968   $2,230,744  $ 95,770
========================================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events; or

As of December 31, 2007, the Company has both the ability and intent to hold these investments to recovery.

The Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $16,271, $17,934 and $972 during 2007, 2006 and 2005, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $14,097, $776 and $2,542 in 2007, 2006 and 2005, respectively.

During 2007, 2006 and 2005, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

    ------------------------------------------------------------------------
    For the years ended December 31,                    2007    2006   2005
    ------------------------------------------------------------------------
    JC Flowers........................................ $ 6,017 $   -- $   --
    Electra European Fund ll..........................   2,619     --     --
    ATV VI............................................   1,604     --     --
    TH Lee Putnam.....................................   1,000     --     --
    Morgan Stanley III................................   1,032     --  1,684
    Gresham Global Investment Fund ll K4..............      --  2,559     --
    Items less than $1.0 million......................   1,820  1,051     11
    ------------------------------------------------------------------------
       Total.......................................... $14,092 $3,610 $1,695
    ========================================================================

As of December 31, 2007 and 2006, securities with a market value of $298,033 and $199,380, respectively, were on loan. The Company receives cash collateral in an amount in excess of the fair value of the securities lent. The affiliated lending agent monitors the daily fair value of securities lent with respect to the collateral value and obtains additional collateral as necessary to ensure that collateral is maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities lent. The collateral is held by the lending agent for the benefit of the Company and is not available for the general use of the Company (restricted). Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


responsibility for the investment and control of such collateral. The securities lending transactions are accounted for as secured borrowings as required by SSAP No. 91. The decline in the fair value of the investments in the securities lending collateral account has been reported as a non-admitted asset in the financial statements presented herein.

In response to the lack of liquidity for certain investments in the current market environment, new securities lending collateral cash flow is being directed into short-term investments, and the level of liquidity in the securities lending collateral program has been increased significantly by repositioning to short-term investments (predominantly overnight commercial paper and time deposits). This repositioning resulted in the sale of certain long-term investments, primarily mortgage-backed bonds, in the third quarter of 2007, which generated the pretax realized losses. While these mortgage-backed bonds generally continued to be performing and highly rated, their liquidity and fair value was adversely affected by recent events in the mortgage-backed securities market. The Company's ultimate parent, AIG, deposited funds in the collateral custodial account equal to the pretax realized losses due to sales incurred between August 1 and December 31, 2007, and the Company recorded their allocated portion of such funds as capital contributions totaling $1,945. AIG has agreed to make additional contributions up to an aggregate limit of $500,000 to offset losses incurred by its insurance subsidiaries from securities lending collateral investments. Management expects that the higher level of liquidity currently maintained in the collateral will allow the Company to hold investments that are currently in an unrealized loss position until they can reasonably be expected to recover their value.

Securities carried at an amortized cost of $2,973,267 and $2,565,608 were deposited with regulatory authorities as required by law as of December 31, 2007 and 2006, respectively.

During 2007, 2006 and 2005, included in Net Investment Income Earned were investment expenses of $9,607, $7,329 and $7,139, respectively and interest expense of $99,036, $98,741 and $77,243, respectively.

The Company reported hybrid securities totaling $127,153 and $140,662 as of December 31, 2007 and 2006, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2007, 2006 and 2005 is set forth in the table below:

-----------------------------------------------------------------------------------------
                                                       2007         2006         2005
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year.... $12,754,581  $11,620,078  $ 9,357,799
Adjustments for prior period corrections..........          --           --     (165,738)
Incurred losses and LAE related to:
   Current accident year..........................   5,366,376    5,343,020    5,111,414
   Prior accident years...........................     (80,939)      66,978    1,393,640
-----------------------------------------------------------------------------------------
       Total incurred losses and LAE..............   5,285,437    5,409,998    6,505,054
-----------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Current accident year..........................  (1,436,644)  (1,265,788)  (1,284,778)
   Prior accident years...........................  (2,871,272)  (3,009,707)  (2,792,259)
-----------------------------------------------------------------------------------------
       Total paid losses and LAE..................  (4,307,916)  (4,275,495)  (4,077,037)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31,... $13,732,102  $12,754,581  $11,620,078
=========================================================================================

Estimated ultimate incurred losses and LAE attributable to insured events of prior years (decreased) increased by $(80,939), $66,978 and $1,393,640 during 2007, 2006 and 2005, respectively. For 2007, the Company experienced favorable loss and LAE reserve development primarily related to accident years 2004 through 2006, partially offset by adverse developments from accident years 2003 and prior. The favorable developments for accident year 2004 through 2006 were spread across many classes of business, primarily related to directors and officers' liability and related management liability classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006 and 2005, the Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors and officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $199,953, $198,524 and $188,050, respectively.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,987,568, $6,322,799 and $7,425,539, respectively (exclusive of inter-company pooling).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A. National Union Inter-company Pooling Agreement
   ----------------------------------------------

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------------------
                                                                             NAIC Co. Participation
Member Company                                                                 Code      Percent
---------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, PA.....................  19445       38.0%
American Home Assurance Company.............................................  19380       36.0%
Commerce and Industry Insurance Company (C&I)...............................  19410       10.0%
New Hampshire Insurance Company (NHIC)......................................  23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP)...................  19429        5.0%
AIG Casualty Company (formerly known as Birmingham Fire Insurance Company of
  Pennsylvania) (AIG Casualty)..............................................  19402        5.0%
AIU Insurance Company (AIUI)................................................  19399        1.0%
American International South Insurance Company..............................  40258        0.0%
Granite State Insurance Company.............................................  23809        0.0%
Illinois National Insurance Company.........................................  23817        0.0%
===================================================================================================

   American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

   Effective January 1, 2008 AIUI will cease to be a member of the Commercial Pool. Cessions from AIUI to the Commercial Pool will be run off and AIUI's 1% participation will be retroactively reduced to zero. The pooling participation of C&I will be retroactively increased to 11%.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. American International Underwriters Overseas Association Pooling Arrangement
   ----------------------------------------------------------------------------

   AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

 ------------------------------------------------------------------------------
                                                         NAIC Co. Participation
 Member Company                                            Code      Percent
 ------------------------------------------------------------------------------
 American International Underwriters Overseas, Limited..     --       67.0%
 New Hampshire Insurance Company........................  23841       12.0%
 National Union Fire Insurance Company of Pittsburgh, PA  19445       11.0%
 American Home Assurance Company........................  19380       10.0%
 ==============================================================================

   In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

   At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and
   (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2007 and 2006, the Company's interest in the AIUOA amounted to $1,211,817 and $858,614, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   ------------------------------------------------------------------------
   As of December 31,                                      2007      2006
   ------------------------------------------------------------------------
   Loss and LAE reserves..............................   $876,280  $778,277
   Unearned premium reserves..........................   $355,239  $337,926
   Funds held.........................................   $ 23,885  $ 17,712
   Ceded balances payable.............................   $103,406         +
   Reinsurance recoverable............................   $(39,825)        +
   Retroactive reinsurance............................   $   (967)        +
   ========================================================================

--------
+ Beginning December 31, 2007, the Company increased the accounts recorded in connection with AIUOA to facilitate the detailed reporting in Schedule F.

   Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2007 and 2006, the Company's interest in AIG Europe S.A. amounted to $29,541 and $32,575, respectively.

C. Guarantee Arrangements
   ----------------------

   The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

   The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The guarantees that were in effect as of December 31, 2007 are included in the table below:

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Date    Policyholder's   Invested   Estimated Policyholder's
Guaranteed Company                                              Issued    Obligations      Assets      Loss       Surplus
-----------------------------------------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc......................        11/05/97   $     96,532  $    135,374   $  --     $    64,747
American International Insurance Company...............        11/05/97        339,348       607,588      --         367,164
AIG Mexico Seguros Interamericana, S.A. de C.V.........        12/15/97        146,257        89,058      --          93,151**
American International Insurance Company of
  California, Inc......................................        12/15/97        299,821        46,504      --          23,448
American International Insurance Company of New
  Jersey...............................................        12/15/97        102,911        45,221      --          30,214
AIG Advantage Insurance Company (formerly Minnesota
  Ins. Co.)............................................        12/15/97         38,748        48,482      --          22,398
Landmark Insurance Company, Ltd. (UK).................. (++) * 03/02/98        249,656     1,003,935      --       3,278,309
AIG Europe S.A.........................................        03/02/98      3,140,742     1,788,335      --       1,207,946**
AIG Edison Life Insurance Company......................        09/15/98     20,585,832    21,803,000      --       2,253,372
AIG SunAmerica Life Assurance Company.................. (+) *  01/04/99      3,976,384     4,815,099      --       1,154,680
First SunAmerica Life Insurance Company................     *  01/04/99      5,217,065     5,587,285      --         503,904
SunAmerica Life Insurance Company...................... (+) *  01/04/99     27,608,239    38,660,176      --       4,721,343
AIG Europe (Netherlands) N.V...........................        11/01/02        925,381       218,192      --         165,744**
American General Life Insurance Company................  (+)   03/03/03     30,797,466    29,036,959      --       3,206,772
American General Life and Accident Insurance
  Company..............................................        03/03/03      7,891,174     8,817,084      --         546,887
The United States Life Insurance Company of the City of
  NY...................................................        03/03/03      4,326,164     4,954,397      --         510,596
The Variable Annuity Life Insurance Company............  (+)   03/03/03     29,260,035    33,967,669      --       3,631,737
AIG Czech Republic Posjistovna, A.S....................        03/03/03              5            --      --          30,860**
Lloyd's Syndicate 1414.................................            (+++)       454,396       898,412      --         203,632**
-----------------------------------------------------------------------------------------------------------------------------
Total guarantees.......................................                   $135,456,156  $152,522,770   $  --     $22,016,904
=============================================================================================================================

--------
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.
+++ Guarantees issued on 12/15/04 and 1/20/05 were terminated on 10/31/07.
    Guarantee issued on 11/1/02 is still in effect.
* The guaranteed company is also backed by a support agreement issued by AIG. ** Policyholders' surplus is based on local GAAP financial statements.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


D. Investments in Affiliates

   As of December 31, 2007 and 2006, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2007 balance is net of $2,310 of non-admitted balances.

-----------------------------------------------------------------------------------------------
                                                             Carrying Value at
                                       Ownership Actual Cost    December 31,   Change in Equity
Affiliated Common Stock Investments     Percent     2007            2007             2007
-----------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc.....  100.00%   $ 10,000      $   64,747        $  (4,865)
AIG Non Life Holding Company (Japan),
  Inc.................................  100.00%    124,477         245,157         (155,861)
American International Realty
  Corporation.........................   31.47%     37,771          50,423            6,379
Eastgreen, Inc........................   13.42%     12,804           9,991           (4,231)
Pine Street Real Estate Holdings
  Corporation.........................   31.47%      5,445              --           (2,816)(a)
AIG Mexico Industrial, L.L.C..........   49.00%      8,725           8,959            6,517
American International Life Assurance
  Company.............................    0.00%         --              --         (157,619)
American International Insurance
  Company.............................   25.00%     25,000          91,791            2,334
AIG Claim Service, Inc................    0.00%         --              --          (46,675)
Transatlantic Holdings, Inc...........   33.34%     34,068       1,226,758          178,435
21st Century Insurance Group..........   16.30%    240,668         107,966          (84,630)
-----------------------------------------------------------------------------------------------
Total common stocks - affiliates......            $498,958      $1,805,792        $(263,032)
===============================================================================================

--------
(a)  Balance not admitted

-----------------------------------------------------------------------------------------------
                                                             Carrying Value at
                                       Ownership Actual Cost   December 31,    Change in Equity
Affiliated Common Stock Investments     Percent     2006           2006              2006
-----------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc.....  100.00%   $ 10,000      $   69,612         $  9,783
AIG Non Life Holding Company (Japan),
  Inc.................................  100.00%    124,477         401,018           69,103
American International Realty
  Corporation.........................   31.47%     29,581          44,044           18,696
Eastgreen, Inc........................   13.42%     12,804          14,222              287
Pine Street Real Estate Holdings
  Corporation.........................   31.47%      5,445           2,816          (18,531)
AIG Mexico Industrial, L.L.C..........   49.00%      9,463           2,442            1,425
American International Life Assurance
  Company.............................   22.48%     70,387         157,619            1,090
American International Insurance
  Company.............................   25.00%     25,000          89,457           13,559
AIG Claim Service, Inc................   50.00%     48,962          46,675          (12,204)
Transatlantic Holdings, Inc...........   33.34%     34,055       1,048,323          (86,094)
21st Century Insurance Group..........   16.65%    240,668         192,596           16,041
-----------------------------------------------------------------------------------------------
Total common stocks - affiliates......            $610,842      $2,068,824         $ 13,155
===============================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see Note 2).

   The remaining equity interest in these investments, except for Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.3% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century and 21st Century requested that the New York Stock Exchange delist its shares. On December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century Insurance Group to certain of its other subsidiaries. The Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $115,610 to the Company's June 30, 2007 policyholder's surplus.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2007 and 2006, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $1,368,930 and $1,032,694, respectively.

   During 2007, the Company realized gains of $130,801 from the sale of American International Life Assurance Company and AIG Domestic Claims.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


E. Other Related Party Transactions

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2007 and 2006 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2007 and 2006 and all capital contributions and dividends.

---------------------------------------------------------------------------------------------------
                                                   Assets Received by      Assets Transferred by
                                                       the Company              the Company
---------------------------------------------------------------------------------------------------
  Date of       Explanation of        Name of     Statement
Transaction      Transaction         Affiliate      Value   Description Statement Value Description
---------------------------------------------------------------------------------------------------
 03/19/07         Bond sale             NHIC      $ 28,555     Cash        $ 28,555        Bond
 03/19/07         Bond sale         AIG Casualty    67,801     Cash          67,801        Bond
 03/19/07         Bond sale             C&I         36,452     Cash          36,452        Bond
 03/19/07         Bond sale             ISOP        59,458     Cash          58,121        Bond
 03/19/07         Bond sale          Lexington     139,013     Cash         137,416        Bond
 03/23/07         Bond sale          AIG Excess     25,556     Cash          24,981        Bond
 03/30/07          Dividend            AIGCIG           --      --          500,000        Cash
 05/31/07          Dividend            AIGCIG           --      --           75,000        Cash
 12/03/07          Dividend            AIGCIG           --      --           40,000        Cash
 08/30/07   Purchase of investment     AIGSL       136,735     Bonds        138,478        Cash
 12/17/07   Sale of investment (1)      AIG        191,000     Cash         191,000     Investment
 12/17/07   Sale of investment (2) National Union   59,000     Cash          59,000     Investment
 10/24/07    Capital contribution      AIGCIG        1,840    In kind            --         --
 12/31/07    Capital contribution      AIGCIG          105    In kind            --         --
 12/31/07    Capital contribution       AIG        160,000    In kind            --         --

--------
(1)  Sale of American International Life Assurance Company to AIG
(2)  Sale of AIG Domestic Claims to National Union
AIGSL: AIG Security Lending

------------------------------------------------------------------------------------------
                                          Assets Received by      Assets Transferred by
                                             the Company               the Company
------------------------------------------------------------------------------------------
  Date of    Explanation of    Name of  Statement
Transaction   Transaction     Affiliate   Value    Description Statement Value Description
------------------------------------------------------------------------------------------
06/29/2006  Loan Satisfaction A100 LLC  $1,170,421    Cash           $--           n/a
06/29/2006  Loan Satisfaction  AIRCO    $  239,966    Cash           $--           n/a
------------------------------------------------------------------------------------------

   The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

   The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2007, 2006 and 2005.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees incurred by the Company to these affiliates during 2007, 2006 and 2005 are outlined in the table below:

   ---------------------------------------------------------------------------
   For the years ended December 31,                  2007     2006     2005
   ---------------------------------------------------------------------------
   AIG Technology, Inc............................ $ 28,562 $ 24,562 $ 24,421
   AIG Global Investment Corp.....................    7,273    6,047    3,668
   AIG Domestic Claims, Inc.......................  109,925  117,231  117,437
   ---------------------------------------------------------------------------
   Total.......................................... $145,760 $147,840 $145,526
   ===========================================================================

   As of December 31, 2007 and 2006, short-term investments included amounts invested in the AIG Managed Money Market Fund of $126,534 and $100,915, respectively.

   Federal and foreign income taxes recoverable from AIG as of December 31, 2007 and 2006 amounted to $143,717 and $63,569, respectively.

   During 2007 and 2005, the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions as follows.

     ---------------------------------------------------------------------
     As of December 31,                               2007   2006   2005
     ---------------------------------------------------------------------
     Accounts receivable sold....................... $53,865 $--  $191,606
     Losses recorded................................   1,605  --     3,436
     ---------------------------------------------------------------------

   There were no premium receivable sales in 2006.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   As of December 31, 2007 and 2006, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

     ----------------------------------------------------------------------
     As of December 31,                                   2007      2006
     ----------------------------------------------------------------------
     Balances with pool member companies............... $ 48,873 $1,449,305
     Balances less than 0.5% of admitted assets........  103,311     98,281
     ----------------------------------------------------------------------
     Payable to parent, subsidiaries and affiliates.... $152,184 $1,547,586
     ======================================================================
     Balances with pool member companies............... $113,001 $1,434,952
     Balances less than 0.5% of admitted assets........    2,694     49,603
     ----------------------------------------------------------------------
     Receivable from parent, subsidiaries and
       affiliates...................................... $115,695 $1,484,555
     ======================================================================

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. On March 31, 2006 the insured entered into a receivable sale agreement with A.I. Credit Corporation. (a wholly owned AIG subsidiary) to purchase the insured's March 2006 to March 2010 receivables of $117,000 for $100,000. On June 8, 2008 the insured entered into a further receivable sale agreement with A.I. Credit Corporation to purchase the insured's June 2010 to March 2013 receivables of $130,000 for $97,321.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,          2007                    2006                     2005
---------------------------------------------------------------------------------------------------------
                                   Written     Earned      Written     Earned      Written      Earned
---------------------------------------------------------------------------------------------------------
 Direct premiums................ $ 6,744,997 $ 7,388,935 $ 7,514,507 $ 7,180,260 $ 6,522,919 $ 6,219,261
 Reinsurance premiums assumed:
    Affiliates..................  11,006,993  11,024,337  11,336,822  11,001,341  11,104,687  11,235,985
    Non-affiliates..............     173,756     107,304      48,750     243,681      23,903    (176,461)
---------------------------------------------------------------------------------------------------------
        Gross premiums..........  17,925,746  18,520,576  18,900,079  18,425,282  17,651,509  17,278,785
---------------------------------------------------------------------------------------------------------
 Reinsurance premiums ceded:
    Affiliates..................   9,049,872   9,598,801   9,833,954   9,534,749   9,252,497   9,022,390
    Non-affiliates..............   1,215,889   1,218,759   1,182,156   1,190,522   1,247,759   1,210,575
---------------------------------------------------------------------------------------------------------
        Net premiums............ $ 7,659,985 $ 7,703,016 $ 7,883,969 $ 7,700,011 $ 7,151,253 $ 7,045,820
=========================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2007 and 2006 with the return of the unearned premium reserve is as follows:

                      Assumed Reinsurance    Ceded Reinsurance            Net
---------------------------------------------------------------------------------------
                      Unearned              Unearned              Unearned
                      Premium   Commission  Premium   Commission  Premium    Commission
                      Reserves    Equity    Reserves    Equity    Reserves     Equity
--------------------------------------------------------------------------------------
December 31, 2007
   Affiliates....... $5,562,341  $646,155  $3,295,177  $372,259  $2,267,164   $273,896
   Non-affiliates...     78,003     9,061     493,629    55,766    (415,626)   (46,705)
--------------------------------------------------------------------------------------
   Totals........... $5,640,344  $655,216  $3,788,806  $428,025  $1,851,538   $227,191
======================================================================================
December 31, 2006
   Affiliates....... $5,579,685  $675,713  $3,844,106  $423,050  $1,735,579   $252,663
   Non-affiliates...     11,551     1,399     496,499    54,641    (484,948)   (53,242)
--------------------------------------------------------------------------------------
   Totals........... $5,591,236  $677,112  $4,340,605  $477,691  $1,250,631   $199,421
======================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

    -----------------------------------------------------------------------
                                         Unearned  Paid Losses Reserves for
                                         Premium       and      Losses and
                                         Reserves      LAE         LAE
    -----------------------------------------------------------------------
    December 31, 2007
       Affiliates...................... $3,295,177  $195,333   $15,139,495
       Non-affiliates..................    493,629   405,240     2,668,848
    -----------------------------------------------------------------------
       Total........................... $3,788,806  $600,573   $17,808,343
    =======================================================================
    December 31, 2006
       Affiliates...................... $3,844,106  $ 82,387   $14,899,524
       Non-affiliates..................    496,499   405,856     2,873,315
    -----------------------------------------------------------------------
       Total........................... $4,340,605  $488,243   $17,772,839
    =======================================================================

The Company's unsecured reinsurance recoverables as of December 31, 2007 in excess of 3.0% of its capital and surplus is set forth in the table below:

  ---------------------------------------------------------------------------
                                                         NAIC Co.
  Reinsurer                                                Code     Amount
  ---------------------------------------------------------------------------
  Affilliates:
     National Union Pool................................          $15,376,524
     American International Underwriters Overseas, Ltd..     --       422,355
     American International Insurance Company...........  32220       395,324
     Transatlantic Reinsurance Company..................  19453       275,284
     New Hampshire Indemnity Company....................  23833       165,096
     AIG Global Trade and Political Risk Insurance Co...  10651       149,420
     American International Life Assurance Co. NY (US)..  60607        25,395
     United Guaranty Insurance Company..................  11715        11,406
     Hartford Steam Boiler Inspection and Insurance Co..  11452         9,316
     Audubon Insurance Company..........................  19933         6,563
     AIG Excess Liability Insurance Company, Ltd........  10932         2,629
     Ascot Syndicate Lloyds 1414........................     --         1,520
     AIUOA..............................................     --         1,314
     AIG General Ins Co (Thailand) (F/Universal)........     --         1,271
     Other affiliates below $1.0 million................     --         4,537
  ---------------------------------------------------------------------------
         Total affiliates...............................          $16,847,954
  ---------------------------------------------------------------------------
     Swiss Re Group.....................................     --       248,811
  ---------------------------------------------------------------------------
         Total non affiliates...........................              248,811
  ---------------------------------------------------------------------------
     Total affiliates and non affiliates................          $17,096,765
  ===========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company reported in its Statements of Income $144, $12,318 and $43,141, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0, $0 and $(1,710), respectively, less losses incurred of $144, $12,318 and $41,431, respectively, as a result of commutations with the following reinsurers:

    -----------------------------------------------------------------------
    Company                                            2007  2006    2005
    -----------------------------------------------------------------------
    Trenwick America.................................. $ -- $ 8,280 $    --
    Alea Group........................................   --   2,432      --
    SCOR Reinsurance Company..........................   --      --  42,442
    Other reinsurers below $1 million.................  144   1,606     699
    Total............................................. $144 $12,318 $43,141
    =======================================================================

As of December 31, 2007 and 2006, the Company had reinsurance recoverables on paid losses in dispute of $81,670 and $78,472, respectively.

During 2007, 2006 and 2005, the Company wrote-off reinsurance recoverables balances of $13,734, $30,849 and $65,282, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2007 and 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

  ---------------------------------------------------------------------------
                                            2007                 2006
  ---------------------------------------------------------------------------
                                     Assumed     Ceded    Assumed     Ceded
  ---------------------------------------------------------------------------
  Reserves transferred:

     Initial reserves.............. $ 216,347  $453,727  $ 216,347  $453,727
     Adjustments--prior year(s)....  (173,698)  (25,147)  (171,243)  (33,563)
     Adjustments--current year.....    15,598    16,474     (2,455)    8,416
  ---------------------------------------------------------------------------
     Balance as of December 31,....    58,247   445,054     42,649   428,580
  ---------------------------------------------------------------------------

  Paid losses recovered:

     Prior year(s).................    19,407   367,297     12,212   355,120
     Current year..................     8,354    12,448      7,195    12,177
  --------------------------------------------------------------------------
     Total recovered as of
       December 31,................    27,761   379,745     19,407   367,297
  --------------------------------------------------------------------------
     Carried reserves as of
       December 31,................ $  30,486  $ 65,309  $  23,242  $ 61,283
  ==========================================================================
  Consideration paid or received:

     Initial reserves.............. $ 201,597  $276,437  $ 201,597  $276,437
     Adjustments--prior year(s)....  (180,015)  (14,331)  (180,000)  (18,869)
     Adjustments--current year.....       133       431        (15)    4,538
  --------------------------------------------------------------------------
     Total paid as of December 31,. $  21,715  $262,537  $  21,582  $262,106
  ==========================================================================

                                     Assumed     Ceded    Assumed     Ceded
  --------------------------------------------------------------------------
  Special surplus from
    retroactive reinsurance:

     Initial surplus gain or loss
       realized.................... $      --  $ 47,559  $      --  $ 47,559
     Adjustments--prior year(s)....        --     2,289         --    20,548
     Adjustments--current year.....        --      (515)        --   (18,260)
  --------------------------------------------------------------------------
     Balance as of December 31,
       2007........................ $      --  $ 49,333  $      --  $ 49,847
  ==========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

The Company's retroactive reinsurance balance (by reinsurer) as of December 31, 2007, is set forth in the table below:

                                                        2007            2006
----------------------------------------------------------------------------------
Reinsurer                                          Assumed  Ceded  Assumed  Ceded
----------------------------------------------------------------------------------
   American International Reins. Co............... $    -- $44,140         $45,664
   American International Specialty Lines
     Insurance Company............................  26,275      --  17,247
   AXA Corporate Solutions........................      --   1,354
   Commerce and Industry Insurance Company of
     Canada.......................................   4,174      --   5,930
   Lyndon Property Ins. Company...................      --   1,142           1,780
   PEG Reinsurance Co.............................      --  13,978           8,830
   All other reinsurers less than $1.0 million....      37   4,695      65   5,009
----------------------------------------------------------------------------------
   Total.......................................... $30,486 $65,309 $23,242 $61,283
==================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006, the Company's deposit assets and liabilities were comprised of the following:

                                                                  Deposit    Deposit   Funds Held Funds Held
                                                                  Assets   Liabilities   Assets   Liabilities
-------------------------------------------------------------------------------------------------------------
December 31, 2007:
   Direct........................................................ $     --  $ 95,122    $    --    $     --
   Assumed.......................................................       --    94,389     98,917          --
   Ceded.........................................................  751,468        --         --     695,928
-------------------------------------------------------------------------------------------------------------
   Total......................................................... $751,468  $189,511    $98,917    $695,928
=============================================================================================================

                                                                  Deposit    Deposit   Funds Held Funds Held
                                                                  Assets   Liabilities   Assets   Liabilities
-------------------------------------------------------------------------------------------------------------
December 31, 2006:
   Direct........................................................ $     --  $ 77,954    $    --    $     --
   Assumed.......................................................       --    94,342     94,279          --
   Ceded.........................................................  809,537        --         --     703,508
-------------------------------------------------------------------------------------------------------------
   Total......................................................... $809,537  $172,296    $94,279    $703,508
=============================================================================================================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2007 and 2006 is set forth in the table below:

                                                                           2007                   2006
----------------------------------------------------------------------------------------------------------------
                                                                   Deposit     Deposit    Deposit      Deposit
                                                                    Assets   Liabilities   Assets    Liabilities
----------------------------------------------------------------------------------------------------------------
Balance at January 1                                              $ 809,537   $172,296   $1,336,343  $  486,910
   Deposit activity, including loss recoveries...................  (106,254)    17,935     (654,672)   (343,610)
   Interest income or expense, net of amortization of margin.....    39,148       (720)     113,438      28,996
   Non-admitted asset portion....................................     9,037         --       14,428          --
----------------------------------------------------------------------------------------------------------------
Balance as of December 31........................................ $ 751,468   $189,511   $  809,537  $  172,296
================================================================================================================

                                                                           2007                   2006
----------------------------------------------------------------------------------------------------------------
                                                                  Funds Held Funds Held  Funds Held  Funds Held
                                                                    Assets   Liabilities   Assets    Liabilities
----------------------------------------------------------------------------------------------------------------
Balance at January 1............................................. $  94,279   $703,508   $  432,987  $1,006,426
   Contributions.................................................     4,664      1,016           --      60,915
   Withdrawals...................................................       (26)   (54,096)    (355,065)   (422,715)
   Interest......................................................        --     45,500       16,357      58,882
----------------------------------------------------------------------------------------------------------------
Balance as of December 31........................................ $  98,917   $695,928   $   94,279  $  703,508
================================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $611,039 and $630,370, respectively.

During 2007 and 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $50,593 and $406,719, respectively, and funds held on deposit accounting liability of $1,347 and $273,291, respectively. During 2006, the Company commuted $40,267 of the deposit assets and $40,267 of the funds held on deposit accounting liability with Union Excess with no impact to net income.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets-$97,009, funds held on deposit accounting-$332,073, deposit accounting liability-$314,735 and funds held on deposit accounting liability-$82,054.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Ultimate Parent. As of December 31, 2007 and 2006, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2007 and 2006 are as follows:

   ------------------------------------------------------------------------
   As of December 31,                                    2007        2006
   ------------------------------------------------------------------------
   Gross deferred tax assets......................... $1,205,925  $1,236,352
   Gross deferred tax liabilities....................    526,581     351,266
   ------------------------------------------------------------------------
   Net deferred tax assets/liabilities...............    679,344     885,086
   Non-admitted deferred tax assets in accordance
     with SSAP No.10, income taxes...................    296,766     463,186
   ------------------------------------------------------------------------
   Net admitted deferred tax assets                   $  382,578  $  421,900
   ========================================================================
   Increase in non-admitted deferred tax assets
      Adjustment to December 31, 2006 Surplus........    (83,683)
   Change in non-admitted deferred tax
     assets-current year............................. $  250,103
   ------------------------------------------------------------------------
   Change in non-admitted deferred tax assets........ $  166,420
   ========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company's current federal income tax expense (benefit) was comprised of the following:

-----------------------------------------------------------------------------------------
For the years ended December 31,                               2007     2006      2005
-----------------------------------------------------------------------------------------
Income tax expense (benefit) on net underwriting and net
  investment income......................................... $309,946 $261,144 $(252,358)
Federal income tax adjustment-prior year....................   38,413    2,119     9,311
-----------------------------------------------------------------------------------------
Current income tax expense (benefit)........................ $348,359 $263,263 $(243,047)
=========================================================================================

Income tax on realized capital gains........................ $ 29,141 $ 29,092 $  20,492
=========================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The composition of the Company's net deferred tax assets as of December 31, 2007 and 2006, and changes in deferred income taxes for 2007 is set forth in the table below:

-------------------------------------------------------------------------------------------------
As of December 31,                                                2007        2006       Change
-------------------------------------------------------------------------------------------------
Deferred Tax Assets...........................................
   Loss reserve discount...................................... $  402,282  $  476,856  $ (74,574)
   Non-admitted assets........................................    208,445     160,128     48,317
   Unearned premium reserve...................................    313,279     316,291     (3,012)
   Partnership adjustments....................................     40,925      33,192      7,733
   Bad debt...................................................    151,901     183,902    (32,001)
   Other temporary difference.................................     89,093      65,983     23,110
-------------------------------------------------------------------------------------------------
       Gross deferred tax assets..............................  1,205,925   1,236,352    (30,427)
     Non-admitted deferred tax assets.........................   (296,766)   (546,869)   250,103
     Non-admitted deferred tax assets-Adj to Dec 31 2006
       surplus................................................         --      83,683    (83,683)
-------------------------------------------------------------------------------------------------
       Admitted deferred tax assets...........................    909,159     773,166    135,993
-------------------------------------------------------------------------------------------------
Deferred tax liabilities......................................
   Unrealized capital gains...................................   (393,879)   (236,490)  (157,389)
   Deferred tax remediation-Adj to Dec 31, 2006 surplus.......         --     (83,683)    83,683
   Partnership adjustments....................................    (67,403)     (7,437)   (59,966)
   Other temporary differences................................    (65,299)    (23,656)   (41,643)
-------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities.............................   (526,581)   (351,266)  (175,315)
-------------------------------------------------------------------------------------------------
       Net admitted deferred tax assets....................... $  382,578  $  421,900  $ (39,322)
=================================================================================================
   Gross deferred tax assets.................................. $1,205,925  $1,236,352  $ (30,427)
   Gross deferred tax liabilities.............................   (526,581)   (351,266)  (175,315)
-------------------------------------------------------------------------------------------------
   Net deferred tax assets.................................... $  679,344  $  885,086  $(205,742)
=================================================================================================
   Income tax effect of unrealized capital (gains)/losses.....                           157,389
   Income tax effect of unrealized capital (gains) / losses
     -remediation adjustments.................................                           (25,438)
-------------------------------------------------------------------------------------------------
   Change in net deferred income taxes........................                         $ (73,791)
=================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the year ended December 31, 2007, 2006 and 2005 are as follows:

                                                            2007                   2006                  2005
---------------------------------------------------------------------------------------------------------------------
                                                     Amount    Tax Effect   Amount    Tax Effect   Amount   Tax Effect
---------------------------------------------------------------------------------------------------------------------
Income before federal income taxes and capital
  gain taxes...................................... $1,725,242  $ 603,835  $1,271,556  $ 445,045  $(408,280) $(142,898)
Book to tax adjustments:
   Tax exempt income and dividends received
     deduction, net of proration..................   (543,812)  (190,334)   (455,068)  (159,274)  (296,930)  (103,926)
   Intercompany dividends.........................     (5,993)    (2,097)    (21,938)    (7,678)   (11,240)    (3,934)
   Meals and entertainment........................      1,749        612          --         --         --         --
   Non-deductible penalties.......................      1,508        528          --         --         --         --
   Change in non-admitted assets..................   (138,048)   (48,317)    132,784     46,474    (54,557)   (19,095)
   Federal income tax adjustment--prior year......         --     55,224          --         --         --     (9,311)
   Remediation adjustments........................         --         --     (17,777)    (6,222)  (103,837)   (36,343)
   Change in tax reserves.........................         --         --          --         --         --    (21,763)
   Change in tax position.........................         --     31,840          --         --         --         --
   Foreign tax credits............................         --         --          --    (14,104)        --    (52,544)
   Other..........................................         --         --          --      1,384         --        631
---------------------------------------------------------------------------------------------------------------------
   Total book to tax adjustments..................   (684,596)  (152,544)   (361,999)  (139,420)  (466,564)  (246,285)
---------------------------------------------------------------------------------------------------------------------
Federal taxable income............................ $1,040,646  $ 451,291  $  909,557  $ 305,625  $(874,844) $(389,183)
=====================================================================================================================

Current federal income tax expense................             $ 348,359              $ 263,263             $(243,047)
Income tax on net realized capital gains..........                29,141                 29,092                20,492
Change in deferred income taxes...................                73,791                 13,270              (166,628)
                                                               ---------              ---------             ---------
Total federal income tax benefit..................             $ 451,291              $ 305,625             $(389,183)
                                                               =========              =========             =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

--------------------------------------------------------------------------------

     ----------------------------------------------------------------------
     Current year                                                 $ 225,980
     ------------                                                 ---------
     First preceding year........................................ $188,321
     ----------------------------------------------------------------------

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $231,602 during 2007 and $372,256 during 2006.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

          ------------------------------------------------------------
          Gross unrecognized tax benefits at January 1,         2007
          ------------------------------------------------------------
             Increases in tax positions for prior years....... $ 3,527
             Decreases in tax positions for prior years.......  33,171
             Increases in tax positions for current years.....      --
             Lapse in statute of limitations..................      --
             Settlements......................................      --
          ------------------------------------------------------------
          Gross unrecognized tax benefits at December 31, 2007 $36,698
          ============================================================

At December 31, 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $36,698. The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $36,698.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007, the Company had accrued $727 and $6,868 respectively, for the payment of interest and penalties. For the year ended December 31, 2007, the Company recognized $6,141 of interest and penalties in the Statement of Income.

The Company does not believe that there will be a material change to the balance of unrecognized tax benefit within the next twelve months.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

                     Major Tax Jurisdictions Open Tax Years
                     --------------------------------------
                          United States.....   1997-2006

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A. Pension
   -------

   Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

   Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

   The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.

   --------------------------------------------------------
   As of December 31,                   2007       2006
   --------------------------------------------------------
   Fair value of plan assets........ $3,004,869 $2,637,415
   Less projected benefit obligation  2,719,971  2,673,615
   --------------------------------------------------------
   Funded status.................... $  284,898 $  (36,200)
   ========================================================

   The Company's share of net expense for the qualified pension plan was $5,001, $9,000 and $6,500 for the years ended December 31, 2007, 2006 and
   2005, respectively.

   The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2007 and 2006, the Company recorded in other liabilities its pension liabilities which amounted to $6,018 and $2,705, respectively.

B. Postretirement Benefit Plans
   ----------------------------

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

   Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over. AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
   (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences as of December 31, 2007 and 2006 were $190,417 and $184,884, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $310, $282 and $200 for the years ended December 31, 2007, 2006 and 2005, respectively.

   AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2007, 2006 and 2005 are set forth in the table below:

   -------------------------------------------------------------------------
   As of December 31,                            2007      2006      2005
   -------------------------------------------------------------------------
      Discount rate...........................     6.50%     6.00%     5.50%
      Rate of compensation increase (average).     4.25%     4.25%     4.25%
      Measurement date........................ December  December  December
                                               31, 2007  31, 2006  31, 2005

      Medical cost trend rate.................      N/A       N/A       N/A
   =========================================================================

C. Stock Option and Deferred Compensation Plans
   --------------------------------------------

   Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2007, 2006 and 2005, AIG allocated $14,028, $6,242 and $2,177, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D. Post-employment Benefits and Compensated Balances
   -------------------------------------------------

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


E. Impact of Medicare Modernization Act on Post Retirement Benefits
   ----------------------------------------------------------------

   On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2007 is $3,677.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A. Capital and Surplus
   -------------------

The portion of unassigned surplus as of December 31, 2007 and 2006 represented by each item below is as follows:

   -------------------------------------------------------------------------
                                                       2007         2006
   -------------------------------------------------------------------------
   Unrealized gains................................ $2,030,455  $ 2,001,686
   Non-admitted asset values....................... $ (976,915) $(1,161,800)
   Provision for reinsurance....................... $ (115,844) $  (128,824)
   =========================================================================

   During 2005, the board of directors of AIG, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate
   Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Ultimate Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the State of New York.

   During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. Risk-Based Capital Requirements
   -------------------------------

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2007 reporting period.

C. Dividend Restrictions
   ---------------------

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2007, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2007) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2007, the maximum dividend payment, which may be made without prior approval during 2008, is approximately $729,696.

   Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   During 2007, the Company paid $615,000 in ordinary dividends to AIGCIG. Refer to Note 5E for additional information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 12 - CONTINGENCIES
-----------------------

A. Legal Proceedings
   -----------------

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000 plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court has stayed all proceedings pending an appeal by the intervening plaintiffs of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Plaintiffs) sued (i) The Robert Plan Corporation
   (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Plaintiffs; (ii) certain affiliates of RPC; and
   (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On
   March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Plaintiffs in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000 unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in rehabilitation with the Commissioner of the New Jersey Department of Banking and Insurance as rehabilitator, the AIG Parties believe that only the Commissioner - and not RPC - has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding.

   The AIG Plaintiffs believe RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

   On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (the
   Pool), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. AIG filed its answer on January 22, 2008. On February 5, 2008, following agreement of the parties, the court entered an order staying all proceedings; that stay was lifted on March 14, 2008. On March 17, 2008, AIG filed an amended answer, counterclaims, and third-party complaint against the Pool, its board members, and certain of the workers compensation carriers that are members of the Pool. The third-party complaint alleges claims under the Racketeering Influenced and Corrupt Organizations Act, in addition to conspiracy, fraud, and other state law claims. Discovery in this case has been stayed through June 17, 2008.

   A lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, was dismissed on March 28, 2008. The deadline for the plaintiffs to file a Notice of Appeal from this ruling is April 28, 2008.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. The complaint in the action was amended on March 24, 2008, and AIG's deadline to respond is April 14, 2008.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In early 2008, AIG was

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   informed that the Settlement Review Working Group had been disbanded in favor of a multi-state targeted market conduct exam focusing on workers compensation insurance, which is in progress.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

   The consolidated actions have proceeded in that court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the First Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the First Employee Benefits Complaint, and, together with the First Commercial Complaint, the multi-district litigation).

   The plaintiffs in the First Commercial Complaint were nineteen corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Insurance Company of the State of Pennsylvania, American International Insurance Company and The Hartford Steam Boiler Inspection and Insurance Company. The First Commercial Complaint also named ten brokers and fourteen other insurers as defendants (two of which have since settled). The First Commercial Complaint alleged that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The First Commercial Complaint also alleged that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the First Commercial Complaint alleged that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the First Employee Benefits Complaint were nine individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from August 26, 1994 to the date of any class certification. The First Employee Benefits Complaint named AIG, and certain of its subsidiaries, including American Home, as well as eleven brokers and five other insurers, as defendants. The activities alleged

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   in the First Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the First Commercial Complaint.

   On October 3, 2006, Judge Hochberg of the District of New Jersey reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss the multi-district litigation. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants in the two consolidated actions, filed renewed motions to dismiss on November 30, 2006. On February 16, 2007, the case was transferred to Judge Garrett E. Brown, Chief Judge of the District of New Jersey. On April 5, 2007, Chief Judge Brown granted the defendants' renewed motions to dismiss the First Commercial Complaint and First Employee Benefits Complaint with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days, later extended to 45 days, to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that were part of the multi-district litigation until any renewed motions to dismiss the amended complaints were resolved.

   A number of complaints making allegations similar to those in the First Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation proceeding. These efforts have generally been successful, although plaintiffs in one case pending in Texas state court have moved to re-open discovery; a hearing on that motion is scheduled for April 9, 2008. Notably, AIG has recently settled several of the various federal and state actions alleging claims similar to those in the multi-district litigation.

   Plaintiffs filed amended complaints in both In re Insurance Brokerage Antitrust Litigation (the Second Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Second Employee Benefits Complaint) along with revised particularized statements in both actions on May 22, 2007. The allegations in the Second Commercial Complaint and the Second Employee Benefits Complaint were substantially similar to the allegations in the First Commercial Complaint and First Employee Benefits Complaint, respectively. The complaints also attempted to add several new parties and delete others; the Second Commercial Complaint added two new plaintiffs and twenty seven new defendants (including three new AIG defendants), and the Second Employee Benefits Complaint added eight new plaintiffs and nine new defendants (including two new AIG defendants). The defendants filed motions to dismiss the amended complaints and to strike the newly added parties. The Court granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Second Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Second Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Second Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Second Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Second Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Several tag-along actions that were consolidated before Chief Judge Brown are still pending in the District Court. Those actions are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the Second Commercial Complaint and the Second Employee Benefits Complaint. On February 19, 2008, Appellants filed their appeal brief with the Third Circuit with respect to the Second Commercial Complaint, and Appellees filed their brief on April 7, 2008. Oral argument has not yet been scheduled in that appeal.

   On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Second Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007, and a hearing on the motion to dismiss is currently scheduled for April 29, 2008. Discovery is stayed in the case pending a ruling on the motion to dismiss or until May 15, 2008, whichever occurs first.

   On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

   AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are occupationally ill or injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   jurisdictional ruling.

   On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The Court has preliminarily approved the settlement and payment of the settlement funds was made into an escrow account on February 8, 2008. The court will hold a final approval hearing on May 29, 2008. In the meantime, the appeal as to the other defendants remains pending. In the event that the settlement is not finally approved, AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not currently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Asbestos and Environmental Reserves
   -----------------------------------

   The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

   The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

   The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2007, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                                             Asbestos Losses               Environmental Losses
-------------------------------------------------------------------------------------------------------------------
                                                      2007        2006        2005       2007      2006      2005
-------------------------------------------------------------------------------------------------------------------
Direct :
Loss and LAE reserves, beginning of year.......... $1,098,137  $1,087,625  $  693,044  $178,384  $288,676  $256,889
   Incurred losses and LAE........................     34,757     159,878     489,955      (468)  (75,819)   63,051
   Calendar year paid losses and LAE..............   (149,863)   (149,366)    (95,374)  (40,781)  (34,473)  (31,264)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of year................ $  983,031  $1,098,137  $1,087,625  $137,135  $178,384  $288,676
===================================================================================================================
Assumed:
Loss and LAE reserves, beginning of year.......... $   97,344  $   97,399  $   90,162  $  4,948  $  6,561  $  6,626
   Incurred losses and LAE........................      5,160      14,332      14,722     1,386    (1,462)      830
   Calendar year paid losses and LAE..............    (12,849)    (14,387)     (7,485)     (401)     (151)     (895)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE reserves, end of year................ $   89,655  $   97,344  $   97,399  $  5,933  $  4,948  $  6,561
===================================================================================================================
Net of reinsurance:
Loss and LAE reserves, beginning of year.......... $  533,105  $  518,246  $  348,261  $ 92,210  $134,977  $142,025
   Incurred losses and LAE........................     10,155      83,696     209,273     1,691   (22,324)   16,410
   Calendar year paid losses and LAE..............    (79,170)    (68,837)    (39,288)  (22,273)  (20,443)  (23,458)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE reserves, end of year................ $  464,090  $  533,105  $  518,246  $ 71,628  $ 92,210  $134,977
===================================================================================================================

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                        Asbestos Losses         Environmental Losses
------------------------------------------------------------------------------------------------------
                                                     2007     2006     2005    2007    2006     2005
------------------------------------------------------------------------------------------------------
Direct basis...................................... $619,127 $736,453 $780,191 $56,093 $70,439 $126,306
Assumed reinsurance basis.........................   44,945   61,885   61,056   1,191     614    1,383
Net of ceded reinsurance basis....................  296,910  378,726  373,664  25,942  37,524   61,177

The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                       Asbestos Losses      Environmental Losses
--------------------------------------------------------------------------------------------------
                                                    2007    2006    2005    2007    2006    2005
--------------------------------------------------------------------------------------------------
Direct basis...................................... $68,792 $81,828 $86,688 $24,040 $30,189 $54,131
Assumed reinsurance basis.........................   6,570   6,876   6,784     351     263     593
Net of ceded reinsurance basis....................  34,565  42,081  41,518  10,958  16,082  26,219

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2007 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C. Leases
   ------

   The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through 2021. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $44,783, $38,451 and $34,816 in 2007, 2006 and 2005,
   respectively.

   At January 1, 2008, the minimum annual aggregate rental commitments are as follows:

          2008.............................................. $ 54,090
          2009..............................................   51,789
          2010..............................................   51,290
          2011..............................................   49,518
          2012..............................................   51,631
          Thereafter........................................  333,418
          -----------------------------------------------------------
             Total minimum lease payments................... $591,736
          ===========================================================

   Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

D. Other Contingencies
   -------------------

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

   As of December 31, 2007, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

   In connection therewith, as of December 31, 2007, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $667,318, and included unrecorded loss contingencies of $802,835.

   As part of its private equity portfolio investment, as of December 31, 2007 the Company may be called upon for an additional capital investment of up to $667,318. The Company expects only a small portion of this portfolio will be called during 2008.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2007 and 2006, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,620,497 and $3,833,600, respectively. As of December 31, 2007 and 2006, the amount billed and recoverable on paid claims amounted to $289,629 and $332,913, respectively, of which $16,272 and $19,716, respectively, were non-admitted.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2007, 2006 and 2005, policyholder dividends amounted to $123, $1,344 and $19, respectively, and were reported as Other Gains in the accompanying statements of income.

As of December 31, 2007 and 2006, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

        ----------------------------------------------------------------
        Other Admitted Assets                         2007       2006
        ----------------------------------------------------------------
        Guaranty funds receivable or on deposit... $  18,468  $  18,220
        Loss funds on deposit.....................   103,439     92,573
        Outstanding loss drafts--suspense accounts   430,304    489,807
        Accrued recoverables......................        --      4,691
        Other.....................................    25,777      3,176
        Allowance for doubtful accounts...........  (395,847)  (429,224)
        ----------------------------------------------------------------
           Total other admitted assets............ $ 182,141  $ 179,243
        ================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2007 the Company's liability for insolvency assessments amounted to $39,027 with a related asset for premium tax credits of $18,468. Of the amount accrued, the Company expects to pay approximately $20,558 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,041 of premium tax offset credits and the associated liability in years two through five. The remaining $6,427 will be realized between years five and ten.

The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2007 and 2006, the Company had established an allowance for doubtful accounts of $395,847 and $429,224, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company recorded $89,886, $49,761 and $145,742, respectively, of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

As of December 31, 2007 and 2006, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

--------------------------------------------------------------------------------
Other liabilities                                               2007     2006
--------------------------------------------------------------------------------
Other liabilites............................................. $153,990 $107,092
Amounts withheld or retained by company for account of others   13,840   28,058
Loss clearing................................................   15,325   12,166
Policyholder funds on deposit................................   11,341   11,572
Liability for pension and severance pay......................    6,018    2,705
Remmittances and items not allocated.........................   39,116   37,240
Accrued retrospective premiums...............................   41,587   77,001
Accounts payable.............................................   24,852   23,743
Deferred commission earnings.................................   11,890   10,039
Service carrier liabilty.....................................    9,195    2,336
Retroactive reinsurance payable..............................   16,299  (14,859)
--------------------------------------------------------------------------------
Total other liabilties....................................... $343,453 $297,093
================================================================================

NOTE 14 - SUBSEQUENT EVENTS
---------------------------

In January 2008, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2007 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2007 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2006 surplus position.

Refer to other subsequent events in Notes 5 and 11.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution.

     (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b)  Custodian Agreements. Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (24)

     (2)  Form of Selling Group Agreement. (25)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)  Contracts.

     (1) Specimen form of the "Platinum Investor(R) II" Flexible Premium Variable Life Insurance Policy (Policy Form No. 97610). (1)

     (2) Specimen form of Extension of Maturity Date Rider, Accumulation Value version (Maturity Extension Rider), Form No. 99110. (37)

     (3) Specimen form of Extension of Maturity Date Rider, Death Benefit version (Maturity Extension Rider), Form No. 99111. (37)

     (4)  Form of Accidental Death Benefit Rider, Form No. 82012. (38)

     (5) Form of Children's Insurance Benefit Rider, Term Life Insurance, Form No. 82410. (38)

     (6) Form of Term Life Insurance Benefit Rider, Providing Annually Renewable Term Insurance (Spouse Term Rider), Form No. 88390. (38)

     (7) Form of Terminal Illness Accelerated Benefit Rider (Terminal Illness Rider), Form No. 91401. (38)

     (8)  Form of Waiver of Monthly Deduction Rider, Form No. 82001. (38)

(e)  Applications.

     (1) Specimen form of Life Insurance Application--Part A, Form No. AGLC100565-2006. (11)

     (2) Specimen form of Life Insurance Application--Part B, Form No. AGLC100566-2006. (11)

     (3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. L8992-97 Rev1007. (Filed herewith)

     (4) Specimen form of Service Request Form, Form No. L8993 Rev1007. (Filed herewith)

     (5)  Form of Cash Disbursement Request Form, Form No. AGLC0109 Rev0904.
          (35)

     (6)  Form of Assignment Form, Form No. AGLC0205 Rev0904. (35)

     (7) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0904. (35)

     (8)  Form of Name and Address Change Form, Form No. AGLC0222 Rev0904. (35)

     (9)  Form of Change of Ownership Form, Form No. AGLC0113 Rev0705. (35)

     (10) Form of Cash Surrender Request Form, Form No. AGLC0112 Rev0403. (35)

     (11) Form of Change of Beneficiary Form, Form No. AGLC0108 Rev0904. (35)

     (12) Specimen form of Limited Temporary Life Insurance Agreement, Form No. AGLC101431-2006. (11)

     (13) Specimen form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-2006. (11)

     (14) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance Form, Form No. AGLC 100440-2002. (35)

     (15) Form of In-Force Change Application Form, Form No. AGLC 100386-2002.
          (35)

     (16) Form of Service Request Form, Form No. AGLC0107 0904. (35)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

     (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (4)

     (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (32)

(g)  Reinsurance Contracts.

     (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (41)

     (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (41)

     (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (41)

     (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (41)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (5)

     (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (15)

     (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (28)

     (2)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (29)

     (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (13)

     (3)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (30)

     (4)(a) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (17)

     (5)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (5)

     (5)(b) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (6)

     (5)(c) Form of Amendment Two to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated September 1, 1999. (31)

     (5)(d) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated October 31, 2003. (31)

     (6)(a) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company. (45)

     (7)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (14)

     (7)(b) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of March 31, 2006. (36)

     (8)(a) Form of Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American General Life Insurance Company. (27)

     (9)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (17)

     (10)(a) Form of Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (17)

     (10)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (29)

     (11)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (5)

     (11)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (17)

     (11)(c) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company dated December 19, 2006. (41)

     (12)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (7)

     (12)(b) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (9)

     (12)(c) Amendment Number 2 to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP, American General Life Insurance Company, and American General Securities Incorporated. (5)

     (12)(d) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (15)

     (12)(e) Form of Amendment Nine to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (23)

     (12)(f) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (26)

     (13)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (13)

     (13)(b) Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (13)

     (13)(c) Form of Amendment to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisors Management Trust and American General Life Insurance Company. (40)

     (14)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (19)

     (14)(b) Form of Amendment No. 1 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (35)

     (15)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (17)

     (15)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (35)

     (16)(a) Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc., dated December 10, 2004 (14)

     (16)(b) Form of Amendment No. 1 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (35)

     (17)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (5)

     (18)(a) Form of Participation Agreement by and among American General Life Insurance Company and SunAmerica Series Trust. (18)

     (18)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (30)

     (18)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (21)

     (19)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (8)

     (19)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (6)

     (19)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (17)

     (19)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (15)

     (19)(e) Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (21)

     (20)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (17)

     (21)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (7)

     (21)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (6)

     (21)(c) Form of Amendment Two to Amended and Restated Participation Agreement among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Distributors, Inc. and Van Kampen American Capital Asset Management, Inc. (5)

     (21)(d) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (15)

     (21)(e) Form of Amendment Eight to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (23)

     (21)(f) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc.
              (26)

     (22)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (4)

     (23)(a) Form of Amended and Restated Administrative Services Agreement dated as of April 1, 2004, between American General Life Insurance Company and AIM Advisors, Inc. (30)

     (24)(a) Form of Services Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (29)

     (25)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (17)

     (26)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation, as amended by that Amendment to Agreement dated effective as of December 1, 1998. (3)

     (26)(b)  Amendment to Administrative Services Agreement dated as of
              August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (3)

     (26)(c) Form of Agreement Addendum between American General Life Insurance Company and The Dreyfus Corporation dated November 17, 1999. (31)

     (26)(d) Form of Amendment Two to Administrative Services Agreement between American General Life Insurance Company and The Dreyfus Corporation, dated January 3, 2000. (31)

     (27)(a) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (40)

     (28)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (17)

     (28)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (40)

     (29)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (10)

     (29)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (20)

     (29)(c) Form of Amendment No. 3 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, dated as of July 30, 2004. (14)

     (30)(a) Form of Administrative Services Agreement by and between Goldman, Sachs & Co. and American General Life Insurance Company. (27)

     (31)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (17)

     (32)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and JPMorgan Chase Bank, effective May 1, 2003. (29)

     (33)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (30)

     (34)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrerd LLP and Morgan Stanley Dean Witter Investment Management Inc. (12)

     (34)(b) Form of Amendment One to Administrative Services Agreement between American General Life Insurance Company, Miller
              Anderson & Sherrerd LLP and Morgan Stanley Dean Witter Investment Management Inc. (21)

     (35)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (13)

     (36)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (29)

     (36)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (35)

     (37)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management, LLC. (17)

     (38)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (17)

     (39)(a) Form of Marketing and Administrative Services Support Agreement between American General Life Insurance Company and Putnam Retail Management Limited Partnership. (36)

     (40)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company. (18)

     (41)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000. (19)

     (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and American General Life Insurance Company. (41)

     (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and American General Life Insurance Company. (41)

     (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American General Life Insurance Company. (41)

     (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and American General Life Insurance Company. (41)

     (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Dreyfus and American General Life Insurance Company. (41)

     (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (41)

     (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company.
              (41)

     (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and American General Life Insurance Company. (42)

     (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and American General Life Insurance Company. (41)

     (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between J.P. Morgan and American General Life Insurance Company. (41)

     (52)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (41)

     (53)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American General Life Insurance Company. (41)

     (54)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American General Life Insurance Company. (41)

     (55)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (41)

     (56)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and American General Life Insurance Company. (41)

     (57)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and American General Life Insurance Company. (41)

     (58)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and American General Life Insurance Company. (41)

     (59)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and American General Life Insurance Company. (41)

     (60)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and American General Life Insurance Company. (41)

     (61)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and American General Life Insurance Company. (41)

     (62)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American General Life Insurance Company. (41)

(i)  Administrative Contracts.

     (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company.
              (16)

     (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (16)

     (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (16)

     (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (16)

     (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (16)

     (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (16)

     (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (30)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (32)

     (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (38)

(k)  Legal Opinions.

     (1) Opinion and Consent of Steven A. Glover, Senior Counsel of American General Life Companies. (5)

     (2) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (22)

     (3) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (33)

(l)  Actuarial Opinions.

     (1) Opinion of Wayne A. Barnard, Senior Vice President & Chief Actuary of American General Life Insurance Company. (5)

     (2) Opinion and Consent of American General Life Insurance Company's actuary. (22)

(m)  Calculation. None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for the Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2007. (41)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (34)

     (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Charles H. Dangelo, Director, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, and Kenneth Vincent Harkins, Director, of American Home Assurance Company. (39)

     (3) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Worth Gordon Knight, Jr., Director, of American Home Assurance Company. (43)

     (4) Power of Attorney with respect to Registration Statements and Amendments thereto removing Worth Gordon Knight, Jr., Director, and adding Mark Timothy Willis, Director, of American Home Assurance Company. (44)
-----------------------------------------------------------------------
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(5) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(7) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(9) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

(10) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(11) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-143072) of American General Life Insurance Company Separate Account VL-R filed on August 22, 2007.

(12) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(13) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(14) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.

(15) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(16) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(17) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(18) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(19) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(20) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(22) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(23) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

(24) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(25) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(26) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

(27) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-90787) of American General Life Insurance Company Separate Account VL-R filed on December 19, 2003.

(28) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(29) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(30) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(31) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on June 10, 2004.

(32) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(33) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on October 24, 2005.

(34) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on March 31, 2006.

(35) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(36) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(37) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on August 18, 2004.

(38) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

(39) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

(40) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.

(41) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(42) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(43) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 22, 2007.

(44) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2008.

(45) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Rodney O. Martin, Jr.          Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff            Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David R. Armstrong             Director, President-AIG Benefit Solutions
3600 Route 66                  Profit Center
Neptune, NJ 07754-1580

Mary Jane B. Fortin            Director, Executive Vice President and Chief
2929 Allen Parkway             Financial Officer
Houston, TX 77019

David L. Herzog                Director
70 Pine Street
New York, NY 10270

Richard A. Hollar              Director, President-Life Profit Center and
750 West Virginia Street       Chief Executive Officer-Life Profit Center
Milwaukee, WI 53204

Royce G. Imhoff, II            Director, President-Independent Distribution
2929 Allen Parkway
Houston, TX 77019

David W. O'Leary               Director, President-Specialty Markets Group and
2929 Allen Parkway             Chief Executive Officer-Specialty Markets Group
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Gary D. Reddick                Director
2929 Allen Parkway
Houston, TX 77019

Christopher J. Swift           Director
2929 Allen Parkway
Houston, TX 77019

James W. Weakley               Director
2929 Allen Parkway
Houston, TX 77019

Matthew E. Winter              Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

John Gatesman                  President-Affluent and Corporate Markets Group
2727-A Allen Parkway
Houston, TX 77019

Dennis Roberts                 President-Independent Agency Group
2929 Allen Parkway
Houston, TX 77019

Richard C. Schuettner          President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

Durr Sexton                    President-Annuity Profit Center
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele               President-Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Don M. Ward                    President-Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

Rebecca G. Campbell            Executive Vice President-Human Resources
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             ------------------------------------------------

Jeffrey H. Carlson             Executive Vice President and Chief Information
2929 Allen Parkway             Officer
Houston, TX 77019

Rodney N. Hook                 Executive Vice President-AIG Benefit Solutions
3600 Route 66                  Profit Center and Chief Risk Officer-AIG
Neptune, NJ 07754              Benefit Solutions Profit Center

Gary Parker                    Executive Vice President and Chief Product
2929 Allen Parkway             Officer
Houston, TX 77019

Dan E. Trudan                  Executive Vice President and Chief Operations
2929 Allen Parkway             Officer
Houston, TX 77019

Steven D. Anderson             Senior Vice President-Life Profit Center &
2929 Allen Parkway             Independent Distribution and Chief Financial
Houston, TX 77019              Officer-Life Profit Center & Independent
                               Distribution

Erik A. Baden                  Senior Vice President-Strategic Marketing and
2929 Allen Parkway             Business Development
Houston, TX 77019

Wayne A. Barnard               Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein            Senior Vice President and Chief and Appointed
2727-A Allen Parkway           Actuary
Houston, TX 77019

Don Cummings                   Senior Vice President and Chief Accounting
2727-A Allen Parkway           Officer
Houston, TX 77019

James A. Galli                 Senior Vice President and Chief Business
70 Pine Street                 Development Officer
New York, NY 10270

Robert M. Goldbloom            Senior Vice President-Terminal Funding Annuities
70 Pine Street
New York, NY 10270

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

William F. Guterding           Senior Vice President
70 Pine Street
New York, NY 10270

Robert F. Herbert, Jr.         Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings               Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy                Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frank A. Kophamel              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Charles L. Levy                Senior Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Edmund D. McClure              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Richard D. McFarland           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien            Senior Vice President, Chief Marketing Officer
2929 Allen Parkway             - Independent Agency Group
Houston, TX 77019

William J. Packer              Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frederic R. Yopps              Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Chris Ayers                    Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon                Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael B. Boesen              Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Timothy H. Bolden              Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Laura J. Borowski              Vice President
750 West Virginia St.
Milwaukee, WI 53204

James B. Brown                 Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield           Vice President
3600 Route 66
Neptune, NJ 07754

Valerie A. Childrey            Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi               Vice President
2727-A Allen Parkway
Houston, TX 77019

James Cortiglia                Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack             Vice President
2929 Allen Parkway
Houston, TX 77019

Elizabeth Dobbs                Vice President
2727 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield         Vice President
750 West Virginia Street
Milwaukee, WI 53204

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Timothy M. Donovan             Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi            Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

John T. Fieler                 Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Patrick S. Froze               Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Brad J. Gabel                  Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr.      Vice President
2727-A Allen Parkway
Houston, TX 77019

Liza Glass                     Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace                   Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette            Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer           Vice President
3051 Hollis Drive
Springfield, IL 62704

Daniel J. Gutenberger          Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Joel H. Hammer                 Vice President
70 Pine Street
New York, NY 10270

D. Leigh Harrington            Vice President
2929 Allen Parkway
Houston, TX 77019

Keith C. Honig                 Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard              Vice President
2727-A Allen Parkway
Houston, TX 77019

Janna M. Hubble                Vice President
2929 Allen Parkway
Houston, TX 77019

Donald E. Huffner              Vice President and Real Estate Investment
70 Pine Street                 Officer
New York, NY 10270

Walter P. Irby                 Vice President-Specialty Marketing Group and
2929 Allen Parkway             Chief Financial Officer-Specialty Marketing
Houston, TX 77019              Group

Sharla A. Jackson              Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Michael J. Krugel              Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Robert J. Ley                  Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Gwendolyn J. Mallett           Vice President
2727 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

W. Larry Mask                  Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Melvin C. McFall               Vice President
2727-A Allen Parkway
Houston, TX 77019

Beverly A. Meyer               Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael             Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio                  Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller               Vice President
3051 Hollis Drive
Springfield, IL 62704

Michael R. Murphy              Vice President
750 West Virginia Street
Milwaukee, WI 53204

David W. Napoli                Vice President
2727 Allen Parkway
Houston, TX 77019

Carl T. Nichols                Vice President and Medical Director
205 E. 10th Avenue
Amarillo, TX 79101

Deanna D. Osmonson             Vice President and Chief Privacy Officer
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.           Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Lori J. Payne                  Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival              Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Andrew J. Rasey                Vice President
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel               Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Terri Robbins                  Vice President
175 Water Street
New York, NY 10038

Walter J. Rudecki, Jr.         Vice President
2929 Allen Parkway
Houston, TX 77019

John Rugel                     Vice President
750 West Virginia Street
Milwaukee, WI 53204

Dale W. Sachtleben             Vice President
3051 Hollis Drive
Springfield, IL 62704

Richard W. Scott               Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Michael C. Sibley              Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale A. Stewart                Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton            Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba              Vice President
2929 Allen Parkway
Houston, TX 77019

Sarah Van Beck                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Christian D. Weiss             Vice President
3051 Hollis Drive
Springfield, IL 62704

Cynthia P. Wieties             Vice President
2929 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck              Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file Number 001-08787, accession number 0000950123-08-002280, filed February 28, 2008.

                              SUBSIDIARIES OF AIG

                                                                                     PERCENTAGE
                                                                                      OF VOTING
                                                                                     SECURITIES
                                                                    JURISDICTION OF     HELD BY
                                                                      INCORPORATION   IMMEDIATE
AS OF DECEMBER 31, 2007                                             OR ORGANIZATION PARENT/(1)/
-----------------------                                             --------------- -----------
American International Group, Inc./(2)/                                    Delaware         /(3)/
 AIG Capital Corporation                                                   Delaware         100
   AIG Capital India Private Limited                                          India       99.99/(4)/
     AIG Global Asset Management Company (India) Private Limited              India          99/(5)/
   AIG Consumer Finance Group, Inc.                                        Delaware         100
     AIG Bank Polska S.A.                                                    Poland       99.92
     AIG Credit SA                                                           Poland         100
     Compania Financiera Argentina S.A.                                   Argentina         100
   AIG Credit Corp.                                                        Delaware         100
     A.I. Credit Consumer Discount Company                             Pennsylvania         100
     A.I. Credit Corp.                                                New Hampshire         100
     AICCO, Inc.                                                           Delaware         100
     AICCO, Inc.                                                         California         100
     AIG Credit Corp. of Canada                                              Canada         100
     Imperial Premium Funding, Inc.                                        Delaware         100
   AIG Equipment Finance Holdings, Inc.                                    Delaware         100
     AIG Commercial Equipment Finance, Inc.                                Delaware         100
       AIG Commercial Equipment Finance Company, Canada                      Canada         100
     AIG Rail Services, Inc.                                               Delaware         100
   AIG Finance Holdings, Inc.                                              New York         100
     AIG Finance (Hong Kong) Limited                                      Hong Kong         100
   American General Finance, Inc.                                           Indiana         100
     American General Auto Finance, Inc.                                   Delaware         100
     American General Finance Corporation                                   Indiana         100
        Merit Life Insurance Co.                                            Indiana         100
        MorEquity, Inc.                                                      Nevada         100
          Wilmington Finance, Inc.                                         Delaware         100
     Ocean Finance and Mortgages Limited                                    England         100
     Yosemite Insurance Company                                             Indiana         100
          CommoLoCo, Inc.                                               Puerto Rico         100
   American General Financial Services of Alabama, Inc.                    Delaware         100
   AIG Global Asset Management Holdings Corp.                              Delaware         100
     AIG Asset Management Services, Inc.                                   Delaware         100
     AIG Capital Partners, Inc.                                            Delaware         100
     AIG Equity Sales Corp.                                                New York         100
     AIG Global Investment Corp.                                         New Jersey         100
     AIG Global Real Estate Investment Corp.                               Delaware         100
     AIG Securities Lending Corp.                                          Delaware         100
       Brazos Capital Management, L.P.                                     Delaware         100
   International Lease Finance Corporation                               California       67.23/(6)/
 AIG Egypt Insurance Company S.A.E.                                           Egypt       90.05/(7)/

                              SUBSIDIARIES OF AIG

                                                                                      PERCENTAGE
                                                                                       OF VOTING
                                                                                      SECURITIES
                                                                     JURISDICTION OF     HELD BY
                                                                       INCORPORATION   IMMEDIATE
AS OF DECEMBER 31, 2007                                              OR ORGANIZATION PARENT/(1)/
-----------------------                                              --------------- -----------
 AIG Federal Savings Bank                                                        USA         100
 AIG Financial Advisor Services, Inc.                                       Delaware         100
   AIG Global Investment (Luxembourg) S.A.                                Luxembourg         100
 AIG Financial Products Corp.                                               Delaware         100
   AIG Matched Funding Corp.                                                Delaware         100
   Banque AIG                                                                 France          90/(8)/
 AIG Funding, Inc.                                                          Delaware         100
 AIG Global Trade & Political Risk Insurance Company                      New Jersey         100
 AIG Israel Insurance Company Ltd.                                            Israel       50.01
 AIG Kazakhstan Insurance Company                                         Kazakhstan          60
AIG Life Holdings (International) LLC                                       Delaware         100
   AIG Star Life Insurance Co., Ltd.                                           Japan         100
   American International Reinsurance Company, Ltd.                          Bermuda         100
     AIG Edison Life Insurance Company                                         Japan          90/(9)/
     American International Assurance Company, Limited                     Hong Kong         100
     American International Assurance Company (Australia) Limited          Australia         100
     American International Assurance Company (Bermuda) Limited              Bermuda         100
       American International Assurance Co. (Vietnam) Limited                Vietnam         100
       Tata AIG Life Insurance Company Limited                                 India          26
     Nan Shan Life Insurance Company, Ltd.                                    Taiwan       95.27
AIG Life Holdings (US), Inc.                                                   Texas         100
   AGC Life Insurance Company                                               Missouri         100
     AIG Annuity Insurance Company                                             Texas         100
     AIG Life Holdings (Canada), ULC                                          Canada         100
       AIG Assurance Canada                                                   Canada         100
       AIG Life Insurance Company of Canada                                   Canada         100
     AIG Life of Bermuda, Ltd.                                               Bermuda         100
     AIG Life Insurance Company                                             Delaware         100
     American General Life and Accident Insurance Company                  Tennessee         100
       Volunteer Vermont Holdings, LLC                                       Vermont         100
        Volunteer Vermont Reinsurance Company                                Vermont         100
     American General Life Insurance Company                                   Texas         100
       AIG Enterprise Services, LLC                                         Delaware         100
       American General Annuity Service Corporation                            Texas         100
       American General Life Companies, LLC                                 Delaware         100
       The Variable Annuity Life Insurance Company                             Texas         100
        AIG Retirement Services Company                                        Texas         100
     American International Life Assurance Company of New York              New York         100
     American General Bancassurance Services, Inc.                          Illinois         100
     American General Property Insurance Company                           Tennessee       51.85/(10)/
       American General Property Insurance Company of Florida                Florida         100
   The United States Life Insurance Company in the City of New York         New York         100
American General Assurance Company                                          Illinois         100
   American General Indemnity Company                                       Illinois         100
   American General Investment Management Corporation                       Delaware         100

                              SUBSIDIARIES OF AIG

                                                                                            PERCENTAGE
                                                                                             OF VOTING
                                                                                            SECURITIES
                                                                           JURISDICTION OF     HELD BY
                                                                             INCORPORATION   IMMEDIATE
AS OF DECEMBER 31, 2007                                                    OR ORGANIZATION PARENT/(1)/
-----------------------                                                    --------------- -----------
   American General Realty Investment Corporation                                    Texas         100
   Knickerbocker Corporation                                                         Texas         100
AIG Life Insurance Company of Puerto Rico                                      Puerto Rico         100
AIG Life Insurance Company (Switzerland) Ltd.                                  Switzerland         100
AIG Liquidity Corp.                                                               Delaware         100
AIG Privat Bank AG                                                             Switzerland         100
AIG Property Casualty Group, Inc.                                                 Delaware         100
AIG Commercial Insurance Group, Inc.                                              Delaware         100
   AIG Aviation, Inc.                                                              Georgia         100
     AIG Casualty Company                                                     Pennsylvania         100
     AIG Risk Management, Inc.                                                    New York         100
     AIU Insurance Company                                                        New York          52/(11)/
       AIG General Insurance Company China Limited                                   China         100
       AIG General Insurance (Taiwan) Co., Ltd.                                     Taiwan         100
     American Home Assurance Company                                              New York         100
       AIG General Insurance (Malaysia) Berhad                                    Malaysia         100
       AIG Hawaii Insurance Company, Inc.                                           Hawaii         100
        American Pacific Insurance Company, Inc.                                    Hawaii         100
       American International Realty Corp.                                        Delaware        31.5/(12)/
       Pine Street Real Estate Holdings Corp.                                New Hampshire       31.47/(13)/
       Transatlantic Holdings, Inc.                                               Delaware       33.24/(14)/
        Transatlantic Reinsurance Company                                         New York         100
        Putnam Reinsurance Company                                                New York         100
        Trans Re Zurich                                                        Switzerland         100
     American International Surplus Lines Agency, Inc.                          New Jersey         100
     Audubon Insurance Company                                                   Louisiana         100
       Agency Management Corporation                                             Louisiana         100
        The Gulf Agency, Inc.                                                      Alabama         100
       Audubon Indemnity Company                                               Mississippi         100
     Commerce and Industry Insurance Company                                      New York         100
       American International Insurance Company                                   New York          50/(15)/
        AIG Advantage Insurance Company                                          Minnesota         100
        American International Insurance Company of California, Inc.            California         100
        American International Insurance Company of New Jersey                  New Jersey         100
     Commerce and Industry Insurance Company of Canada                              Canada         100
     The Insurance Company of the State of Pennsylvania                       Pennsylvania         100
     Landmark Insurance Company                                                 California         100
     National Union Fire Insurance Company of Pittsburgh, Pa                  Pennsylvania         100
       AIG Domestic Claims, Inc.                                                  Delaware         100
       American International Specialty Lines Insurance Company                   Illinois          70/(16)/
       Lexington Insurance Company                                                Delaware          70/(17)/
        AIG Centennial Insurance Company                                      Pennsylvania         100
        AIG Auto Insurance Company of New Jersey                                New Jersey         100
        AIG Preferred Insurance Company                                       Pennsylvania         100
        AIG Premier Insurance Company                                         Pennsylvania         100

                              SUBSIDIARIES OF AIG

                                                                                               PERCENTAGE
                                                                                                OF VOTING
                                                                                               SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                                INCORPORATION   IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION PARENT/(1)/
-----------------------                                                       --------------- -----------
        AIG Indemnity Insurance Company                                          Pennsylvania         100
        JI Accident & Fire Insurance Company, Ltd.                                      Japan          50
       National Union Fire Insurance Company of Louisiana                           Louisiana         100
       National Union Fire Insurance Company of Vermont                               Vermont         100
       21st Century Insurance Group                                                  Delaware          32/(18)/
        21st Century Casualty Company                                              California         100
        21st Century Insurance Company                                             California         100
        21st Century Insurance Company of the Southwest                                 Texas         100
       AIG Excess Liability Insurance Company Ltd.                                   Delaware         100
        AIG Excess Liability Insurance International Limited                          Ireland         100
     New Hampshire Insurance Company                                             Pennsylvania         100
       AI Network Corporation                                                        Delaware         100
       AIG Europe, S.A.                                                                France       70.48/(19)/
       American International Pacific Insurance Company                              Colorado         100
       American International South Insurance Company                            Pennsylvania         100
       Granite State Insurance Company                                           Pennsylvania         100
       Illinois National Insurance Co.                                               Illinois         100
       New Hampshire Indemnity Company, Inc.                                     Pennsylvania         100
        AIG National Insurance Company, Inc.                                         New York         100
       New Hampshire Insurance Services, Inc.                                   New Hampshire         100
   Risk Specialists Companies, Inc.                                                  Delaware         100
   HSB Group, Inc.                                                                   Delaware         100
   The Hartford Steam Boiler Inspection and Insurance Company                     Connecticut         100
   The Hartford Steam Boiler Inspection and Insurance Company of Connecticut      Connecticut         100
   HSB Engineering Insurance Limited                                                  England         100
     The Boiler Inspection and Insurance Company of Canada                             Canada         100
   United Guaranty Corporation                                                 North Carolina       36.31/(20)/
   A.I.G. Mortgage Holdings Israel, Ltd.                                               Israel       87.32
     E.M.I.--Ezer Mortgage Insurance Company, Ltd.                                     Israel         100
   AIG United Guaranty Agenzia Di Assirazione S.R.L                                     Italy         100
   AIG United Guaranty Insurance (Asia) Limited                                     Hong Kong         100
   AIG United Guaranty Mexico, S.A.                                                    Mexico         100
   AIG United Guaranty Mortgage Insurance Company Canada                               Canada         100
   AIG United Guaranty Re, Ltd.                                                       Ireland         100
   United Guaranty Insurance Company                                           North Carolina         100
   United Guaranty Mortgage Insurance Company                                  North Carolina         100
   United Guaranty Mortgage Insurance Company of North Carolina                North Carolina         100
   United Guaranty Partners Insurance Company                                         Vermont         100
   United Guaranty Residential Insurance Company                               North Carolina       75.03/(21)/
     United Guaranty Credit Insurance Company                                  North Carolina         100
     United Guaranty Commercial Insurance Company of North Carolina            North Carolina         100
     United Guaranty Mortgage Indemnity Company                                North Carolina         100
   United Guaranty Residential Insurance Company of North Carolina             North Carolina         100

                              SUBSIDIARIES OF AIG

                                                                                                               PERCENTAGE
                                                                                                                OF VOTING
                                                                                                               SECURITIES
                                                                                  JURISDICTION OF                 HELD BY
                                                                                    INCORPORATION               IMMEDIATE
AS OF DECEMBER 31, 2007                                                           OR ORGANIZATION             PARENT/(1)/
-----------------------                                                      --------------------             -----------
         United Guaranty Services, Inc.                                            North Carolina                     100
         AIG Marketing, Inc.                                                             Delaware                     100
         American International Insurance Company of Delaware                            Delaware                     100
       Hawaii Insurance Consultants, Ltd.                                                  Hawaii                     100
         AIG Retirement Services, Inc.                                                   Delaware                     100
         SunAmerica Life Insurance Company                                                Arizona                     100
         SunAmerica Investments, Inc.                                                     Georgia                      70/(22)/
          AIG Advisor Group, Inc.                                                        Maryland                     100
            AIG Financial Advisors, Inc.                                                 Delaware                     100
            Advantage Capital Corporation                                                New York                     100
            American General Securities Incorporated                                        Texas                     100
            FSC Securities Corporation                                                   Delaware                     100
            Royal Alliance Associates, Inc.                                              Delaware                     100
          AIG SunAmerica Life Assurance Company                                           Arizona                     100
            AIG SunAmerica Asset Management Corp.                                        Delaware                     100
              AIG SunAmerica Capital Services, Inc.                                      Delaware                     100
          First SunAmerica Life Insurance Company                                        New York                     100
          AIG Global Services, Inc.                                                 New Hampshire                     100
          AIG Trading Group Inc.                                                         Delaware                     100
          AIG International Inc.                                                         Delaware                     100
          AIU Holdings LLC                                                               Delaware                     100
          AIG Central Europe & CIS Insurance Holdings Corporation                        Delaware                     100
          AIG Bulgaria Insurance and Reinsurance Company EAD                             Bulgaria                     100
          AIG Czech Republic pojistovna, a.s.                                      Czech Republic                     100
          AIG Memsa Holdings, Inc.                                                       Delaware                     100
          AIG Hayleys Investment Holdings (Private) Ltd.                                Sri Lanka                      80
            Hayleys AIG Insurance Company Limited                                       Sri Lanka                     100
          AIG Iraq, Inc.                                                                 Delaware                     100
          AIG Lebanon S.A.L.                                                              Lebanon                     100
          AIG Libya, Inc.                                                                Delaware                     100
          AIG Sigorta A.S.                                                                 Turkey                     100
          Tata AIG General Insurance Company Limited                                        India                      26
          AIU Africa Holdings, Inc.                                                      Delaware                     100
          AIG Kenya Insurance Company Limited                                               Kenya                   66.67
          AIU North America, Inc.                                                        New York                     100
     American International Underwriters Corporation                                     New York                     100
     American International Underwriters Overseas, Ltd.                                   Bermuda                     100
       A.I.G. Colombia Seguros Generales S.A.                                            Colombia                      94/(23)/
  AIG Brasil Companhia de Seguros S.A.                                                     Brazil                      50
  AIG Europe (Ireland) Limited                                                            Ireland                     100
  AIG General Insurance (Thailand) Ltd.                                                  Thailand                     100
  AIG General Insurance (Vietnam) Company Limited                                         Vietnam                     100
  AIG MEMSA Insurance Company Limited                                        United Arab Emirates                     100
  AIG UK Holdings Limited                                                                 England                    82.8/(24)/

                              SUBSIDIARIES OF AIG

                                                                                                    PERCENTAGE
                                                                                                     OF VOTING
                                                                                                    SECURITIES
                                                                                   JURISDICTION OF     HELD BY
                                                                                     INCORPORATION   IMMEDIATE
AS OF DECEMBER 31, 2007                                                            OR ORGANIZATION PARENT/(1)/
-----------------------                                                            --------------- -----------
         AIG Germany Holding GmbH                                                          Germany         100
          Wurttembergische und Badische Versicherungs-AG                                   Germany         100
            DARAG Deutsche Versicherungs-und
              Ruckversicherungs-Aktiengesellschaft                                         Germany         100
         AIG UK Financing Limited                                                          England         100
          AIG UK Sub Holdings Limited                                                      England         100
            AIG UK Limited                                                                 England         100
            AIG UK Services Limited                                                        England         100
       AIG Takaful--Enaya B.S.C.                                                           Bahrain         100
       American International Insurance Company of Puerto Rico                         Puerto Rico         100
       Arabian American Insurance Company (Bahrain) E.C.                                   Bahrain         100
       La Meridional Compania Argentina de Seguros S.A.                                  Argentina         100
       La Seguridad de Centroamerica Compania de Seguros S.A.                            Guatemala         100
       Richmond Insurance Company Limited                                                  Bermuda         100
       Underwriters Adjustment Company, Inc.                                                Panama         100
     American Life Insurance Company                                                      Delaware         100
       AIG Life Bulgaria Zhivotozastrahovatelna Druzhestvo .A.D.                          Bulgaria         100
       ALICO, S.A.                                                                          France         100
       First American Polish Life Insurance and Reinsurance Company, S.A.                   Poland         100
       Inversiones Interamericana S.A.                                                       Chile       99.99
       Pharaonic American Life Insurance Company                                             Egypt       74.87/(25)/
       Unibanco AIG Seguros S.A.                                                            Brazil       46.06/(26)/
     American Security Life Insurance Company, Ltd.                                   Lichtenstein         100
     Delaware American Life Insurance Company                                             Delaware         100
     Mt. Mansfield Company, Inc.                                                           Vermont         100
     The Philippine American Life and General Insurance Company                        Philippines       99.78
       Pacific Union Assurance Company                                                  California         100
       Philam Equitable Life Assurance Company, Inc.                                   Philippines          95
       Philam Insurance Company, Inc.                                                  Philippines         100

-------------------------------------------------------------------------------
(1)  Percentages include directors' qualifying shares.
(2) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on February 28, 2008. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(3) The common stock is owned approximately 14.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. Greenberg and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.
(4)  Also owned 0.01 percent by AIG Global Investment Corp.
(5)  Also owned 1 percent by AIG Capital Corporation.
(6) Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(7)  Also owned 4.69 percent by AIG Memsa Holdings, Inc.
(8)  Also owned 10 percent by AIG Matched Funding Corp.
(9)  Also owned 10 percent by a subsidiary of American Life Insurance Company.
(10) Also owned 48.15 percent by American General Life and Accident Insurance Company.

(11) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of the Pittsburgh, Pa., and 8 percent by AIG Casualty Company.
(12) Also owned by 11 other AIG subsidiaries.
(13) Also owned by 11 other AIG subsidiaries.
(14) Also owned 25.78 percent by AIG.
(15) Also owned 25 percent by American Home Assurance Company and 25 percent by AIU Insurance Company.
(16) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.
(17) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.
(18) Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.
(19) 100 percent held together with AIG companies.
(20) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
     0.86 percent by The Insurance Company of the State of Pennsylvania.
(21) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.
(22) Also owned 30 percent by AIG Retirement Services, Inc.
(23) Also owned 3.24 percent by American International Underwriters de Colombia Ltd.
(24) Also owned 5.6 percent by American International Company, Limited,
     2.5 percent by AIG Europe (Ireland) Ltd., 8.5 percent by American International Underwriters Overseas Association and 0.6 percent by New Hampshire Insurance Company.
(25) Also owned 7.5 percent by AIG Egypt Insurance Company.
(26) Also owned 0.92 percent by American International Underwriters Overseas,
     Ltd.

   The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 29. INDEMNIFICATION

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   AMERICAN GENERAL LIFE INSURANCE COMPANY

   Except as otherwise required by applicable law:

   (a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

   (b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

   (c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

   (d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph
   (a) or (b) as the case may be.

   (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

   (f) The indemnification provided by the company's By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

   (g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of the company's By-Laws.

ITEM 30. PRINCIPAL UNDERWRITERS

   (a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A, American General Life Insurance Company Separate Account D, American General Life Insurance Company Separate Account VA-1 and American General Life Insurance Company Separate Account VA-2, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VUL-2, which both offer interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

   (b) Management.

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------

Matthew E. Winter              Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------

Mark R. McGuire                Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary               Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Larry Blews                    Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.         Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson             Vice President and Anti-Money Laundering
2727 Allen Parkway             Compliance Officer
Houston, TX 77019

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington              Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck              Secretary
70 Pine Street
New York, NY 10270

Amy Marie Cinquegrana          Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------

Barbara J. Moore               Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                     NET UNDERWRITING COMPENSATION ON EVENTS
NAME OF PRINCIPAL    DISCOUNTS AND    OCCASIONING THE DEDUCTION BROKERAGE   OTHER
UNDERWRITER          COMMISSIONS      OF A DEFERRED SALES LOAD  COMMISSIONS COMPENSATION
-----------------    ---------------- ------------------------- ----------- ------------
American General
Equity Services
Corporation                 0                     0                  0           0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704.

ITEM 32. MANAGEMENT SERVICES Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 29th day of April, 2008.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT VL-R
                                        (Registrant)


                                    BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)


                                    BY: ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT,
                                        TREASURER AND CONTROLLER

                                     AGL-1

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

Signature               Title                       Date
---------------------   -------------------------   --------------


RODNEY O. MARTIN, JR.   Director and Chairman       April 29, 2008
---------------------   of the Board of Directors
RODNEY O. MARTIN, JR.


MATTHEW E. WINTER       Director, President and     April 29, 2008
---------------------   Chief Executive Officer
MATTHEW E. WINTER


MARY JANE B. FORTIN     Director, Executive         April 29, 2008
---------------------   Vice President and
MARY JANE B. FORTIN     Chief Financial Officer


M. BERNARD AIDINOFF     Director                    April 29, 2008
---------------------
M. BERNARD AIDINOFF


DAVID R. ARMSTRONG      Director                    April 29, 2008
---------------------
DAVID R. ARMSTRONG


DAVID L. HERZOG         Director                    April 29, 2008
---------------------
DAVID L. HERZOG


RICHARD A. HOLLAR       Director                    April 29, 2008
---------------------
RICHARD A. HOLLAR


ROYCE G. IMHOFF II      Director                    April 29, 2008
---------------------
ROYCE G. IMHOFF II

                                     AGL-2

Signature               Title                       Date
---------------------   -------------------------   --------------


DAVID W. O'LEARY        Director                    April 29, 2008
---------------------
DAVID W. O'LEARY


GARY D. REDDICK         Director                    April 29, 2008
---------------------
GARY D. REDDICK


CHRISTOPHER J. SWIFT    Director                    April 29, 2008
---------------------
CHRISTOPHER J. SWIFT


JAMES W. WEAKLEY        Director                    April 29, 2008
---------------------
JAMES W. WEAKLEY

                                      AGL-3

                                                                      333-103361
                                                                       811-08561

                                   SIGNATURES

     American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2008.

                                        AMERICAN HOME ASSURANCE COMPANY


                                        BY: ROBERT S. SCHIMEK
                                            -----------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                            PRESIDENT AND TREASURER

     This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                  Title                       Date
------------------------   -------------------------   --------------


*KRISTIAN PHILIP MOOR      Director and Chairman       April 29, 2008
------------------------
KRISTIAN PHILIP MOOR


*JOHN QUINLAN DOYLE        Director and President      April 29, 2008
------------------------
JOHN QUINLAN DOYLE


*ROBERT S. SCHIMEK         Director, Chief Financial   April 29, 2008
------------------------   Officer, Senior Vice
ROBERT S. SCHIMEK          President, and Treasurer


*MERTON BERNARD AIDINOFF   Director                    April 29, 2008
------------------------
MERTON BERNARD AIDINOFF


*CHARLES H. DANGELO        Director                    April 29, 2008
------------------------
CHARLES H. DANGELO


*DAVID NEIL FIELDS         Director                    April 29, 2008
------------------------
DAVID NEIL FIELDS


*KENNETH VINCENT HARKINS   Director                    April 29, 2008
------------------------
KENNETH VINCENT HARKINS


*DAVID LAWRENCE HERZOG     Director                    April 29, 2008
------------------------
DAVID LAWRENCE HERZOG


*ROBERT EDWARD LEWIS       Director                    April 29, 2008
------------------------
ROBERT EDWARD LEWIS


*WIN JAY NEUGER            Director                    April 29, 2008
------------------------
WIN JAY NEUGER


*NICHOLAS SHAW TYLER       Director                    April 29, 2008
------------------------
NICHOLAS SHAW TYLER


*NICHOLAS CHARLES WALSH    Director                    April 29, 2008
------------------------
NICHOLAS CHARLES WALSH


*MARK TIMOTHY WILLIS       Director                    April 29 2008
------------------------
MARK TIMOTHY WILLIS


* BY: ROBERT S. SCHIMEK
      ------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit (r)(4) to the Registration Statement)

                                                      EXHIBIT INDEX

ITEM 26.  EXHIBITS

     (e)(3)   Specimen form of Variable Universal Life Insurance
              Supplemental Application, Form No. L8992-97 Rev1007.

     (e)(4)   Specimen form of Service Request Form, Form No. L8993 Rev1007.

     (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                       E-1